                                   Kent Funds

                               Semi-Annual Report


[Kent Funds Logo]                 June 30, 1998









                           Kent Growth and Income Fund
                         Kent Small Company Growth Fund
                         Kent International Growth Fund
                             Kent Index Equity Fund
                            Kent Short Term Bond Fund
                           Kent Intermediate Bond Fund
                                Kent Income Fund
                         Kent Limited Term Tax-Free Fund
                         Kent Intermediate Tax-Free Fund
                            Kent Tax-Free Income Fund
                        Kent Michigan Municipal Bond Fund
                             Kent Money Market Fund
                    Kent Michigan Municipal Money Market Fund
                        Kent Government Money Market Fund






                               [Kent Funds Logo]

                                                         MESSAGE TO SHAREHOLDERS

Dear Kent Funds Shareholder:

     Following is the semi-annual report for the Kent Funds for the six-months ended June 30, 1998. The report contains the following features:

     - Economic Outlook by Joseph T. Keating, Chief Investment Officer, Lyon Street Asset Management Company

     - Fund Manager Updates -- investment strategy, performance overview and outlook for the coming months for each of the Kent Funds

     - Portfolio of Investments --summary of the holdings in each portfolio by industry

     - Statements of Assets and Liabilities --summary of the assets and liabilities of the fund

     - Statement of Operations -- summary of operations and its effect on the assets of the fund

     - Statements of Changes in Net Assets -- summary of changes in asserts during period

     -    Notes to Financial Statements

     - Financial Highlights -- per share summary of activity affecting net asset value

     We appreciate the confidence you have placed in us and continue to focus on providing our shareholders with good value and attractive potential for growth. If you have any questions about your investments after reading this report, please call the Kent Funds Shareholder Servicing Center at 1-800-633-KENT (5368) between the hours of 8:00 am. and 9:00 p.m. EST.

     We remain committed to sound investment principles and to providing you with useful information that can help you make the most of your investments.

Sincerely,

/s/ James F. Duca, II

James F. Duca, II
President




                               INVESTMENT ADVISER

                      Lyon Street Asset Management Company
                              111 Lyon Street N.W.
                             Grand Rapids, MI 49503

--------------------------------------------------------------------------------
   Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by, Lyon Street Asset Management Company or any of its affiliates. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions and other factors, so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal. There can be no assurance that the money market funds will be able to sustain a stable net asset value of $1.00 per share.
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of The Kent Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the funds, which contains more information concerning the funds' investment policies as well as fees and expenses and other pertinent information. Please read the prospectus carefully before investing. The distributor for the Kent Funds is BISYS Fund Services.

The performance indices used for comparison in this report are unmanaged indices. Unlike actual mutual fund performance, the performance of an index does not reflect any management fees, other expenses or sales charges. A direct investment in the unmanaged index is not possible.

ECONOMIC OUTLOOK


REAL ECONOMIC ACTIVITY

Widening Trade Deficit and Inventory Drawdown Dampen Economy's Growth Rate.

     The economy's growth rate slowed to its slowest pace in three years during the second quarter, but several factors masked a much stronger pace of domestic demand. The economy grew at only a 1.4 percent rate, much below the first quarter pace of 5.5 percent. The rising trade deficit--largely the result of falling exports to Asia and rising imports from the region--subtracted three percentage points from the economy's growth rate. The combination of the virtual implosion of a number of the Asian economies and the continued strength in the U.S. dollar are largely responsible for a $121.3 billion deterioration in real net exports over the past four quarters. The foreign trade sector is expected to further impede the economy's growth rate during the second half of the year, as there simply is not a likely quick resolution for many Asian economies' fundamental problems of over-capacity and the related over-indebtedness and bank credit crunch difficulties.

                  Real Economic Activity*

                                     1Q 1998*      2Q 1998
Gross Domestic Product                  5.5%         1.4%
Domestic Private Final Sales            8.7%           7%
Personal Consumption Expenditures       6.1%         5.8%
Disposible Personal Income                4%         2.9%

*Annualized

     A scaling back of business inventories, which had ballooned over the past two quarters, reduced real gross domestic product by another 2.6 percentage points during the second quarter. The inventory drawdown was amplified by the strike at General Motors, which took about a half percentage point off the economy's growth rate. This internal brake on the economy's growth rate largely will vanish during the second half of the year as inventory-to-sales ratios have quickly gotten back in line.


Strong Consumer Spending and the Wealth Effect.

     Despite the economy's slower growth rate last quarter, domestic demand was strong across practically all sectors of the economy. Consumer spending was surprisingly strong, growing at a 5.8 percent rate on the heels of a 6.1 percent gain during the first quarter. This means consumer spending in the first half of the year was running at nearly twice the healthy 3.2 percent average gains of the past three years. While solid employment and income gains are helping to support the sharp gains in household spending, the second-quarter data gave the most conclusive indication to date that the consumption boom fueling the economy has strong links to the heady gains in the stock market. The personal savings rate fell to an all-time low of 0.6 percent during the quarter, implying that consumers were willing to spend virtually all of their wage and salary income as long as their investments gained in value. Should the current weakness in stock prices persist a while longer, this would imply that consumer spending could weaken from its torrid first half pace during the second half of the year.

                            Consumer Spending*
                                2Q 1998

Durable Goods                     10.0%
  Motor Vehicles                  17.1%
  Furniture                        3.9%
Nondurable Goods                   5.9%
  Food                             6.3%
  Apparel                          6.5%
Services                           4.8%
  Electricity & Gas               24.8%

*Annualized


     Durable goods outlays were the strongest component of consumer spending, with automobile and light truck purchases leading the way. The aforementioned wealth effect and a buy in advance of shortages phenomenon arising from the General Motors' strike pushed motor vehicle purchases ahead at a robust 17.1 percent annual rate. Despite continued strength in the housing market, furniture outlays slowed to a 3.9 percent rate following a very sharp rise of 24.2 percent during the first quarter.

     Spending for nondurable goods and services, typically the steadiest components of consumer spending, rose at strong 5.9 and 4.8 percent rates, respectively. Outlays for food and apparel both rose at rates in excess of six percent, far above their trendline growth rates. The gain in services was boosted by a 24.8 percent jump in utility expenditures due to the extremely hot weather in many regions of the country.

Slower, But Still Strong Equipment Outlays.

     Producers' durable equipment purchases were, once again, the strongest sector of the economy last quarter, growing at a very healthy 17.8 percent rate. That advance was sharply below the first quarter's blistering 34.3 percent increase, however. A dampened pace of spending for computers helped contribute to the slower growth rate for equipment outlays, as they grew at only an astounding 64.3 percent rate compared to the unbelievable rate of 109.4 percent during the first quarter.


                           Business Capital Spending*

                                1Q 1998*       2Q 1998

Producers' Durable Equipment      34.3%         17.8%
High Technology Equipment         47.5%         30.5%
Computers                        109.4%         64.3%
Structures                        -4.9%         -4.5%

*Annualized

     While the economy has grown at a 3.0 percent rate since the beginning of the current business expansion, equipment expenditures have grown at an 11.3 percent rate. Roughly two thirds of the advance in equipment purchases has been on high-technology equipment, which has grown at an amazing 18.3 percent rate over the past seven years. Spending on computers alone has increased almost elevenfold. We believe the main motivation behind the surge in equipment purchases is the desire of businesses to improve their competitiveness by increasing productivity, restraining costs, boosting quality, and increasing product differentiation. The fact that the price of high-technology equipment has been declining at a 7.3 percent compound annual rate since the beginning of the expansion while labor compensation has been rising has been an added incentive to invest in high-technology equipment. The massive push to upgrade operating, accounting, and peripheral systems to ensure compliance with Year 2000 standards also is providing a significant near-term push to computer outlays.

     Reflecting the sharp decline in mortgage rates, the solid gains in employment and income, and the wealth created through higher common stock prices; all segments of the housing market remain very strong. Residential construction outlays rose at a 13.2 percent rate following a 15.6 percent gain during the first quarter. Housing starts averaged 1.56 million during the second quarter, 6.9 percent above year ago levels. Housing starts during February and June reached their highest level since 1989. Existing home sales ran at an annual rate of 4.77 million during the second quarter, after reaching an all-time high of 4.89 million during March. Existing home sales during the first six months of the year ran at a rate 11.2 percent ahead of their 1997 pace.

No End to the Expansion in Sight.

     Despite the sharp slowdown in the second quarter from the economy's first-quarter growth rate, we feel there is little risk of the economy falling into a recession in the near term. Domestic demand remains strong, although some slowing in consumer spending and housing expenditures is expected. The adjustment to inventory levels has largely been made and (R) foreign trade deficit will continue to grow, the rate of deterioration will likely slow. We had been looking for the economy's growth rate to slow from its unsustainable first quarter pace to a growth rate closer to two percent over the remaining three quarters of the year. With the release of the second-quarter data, our outlook is unchanged. We believe the current developments will help to prolong the life of the current business expansion and keep it on track to become the longest peacetime expansion on record.

INFLATION

No Inflationary Pressures on the Horizon.

     Inflation remains utterly absent. The gross domestic product price index was below one percent in both the first and second quarters of the year, with

     Economic Outlook

the 0.8 percent rise in the second quarter being the lowest in thirty-five years. The price index for gross domestic purchases, which measures what domestic purchasers pay for domestically produced and imported goods and services, recorded mild deflation during the first quarter and was largely unchanged during the second quarter. The consumer price index rose at a 2.5 percent rate as El Nino-related increases in food prices and higher taxes on tobacco products provided a one-time boost to consumer prices. The producer price index signaled that price increases at the wholesale level are still very much under control.

     We still do not foresee any material increase in inflationary pressures in the foreseeable future, although we admit it would be very difficult for the inflation readings to improve much further. In our view the self-reinforcing nature of a low inflation environment, ample world wide manufacturing capacity, the focus on achieving additional productivity gains to keep costs under control, the deflationary influences of ever expanding global trade, the strength of the U.S. dollar, and the ongoing economic crisis in Asia will continue to restrain inflationary pressures. Inflation may rise about 1.0 percent to 1.5 percent in 1998 and be close to that mark in 1999.

                    INFLATION MEASURES*

                                      1Q 1998  2Q 1998

Gross Domestic Product Price Index       0.9%    0.8%
Gross Domestic Purchases Price Index    -0.2%    0.4%
Consumer Price Index                     0.4%    2.5%
Producer Price Index                    -4.3%    1.2%

*Annualized

JOSEPH T. KEATING
President and Chief Investment Officer

The information contained herein is based on U.S. Commerce Department data released July 31, 1998.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     PORTFOLIO REVIEWS




THE KENT GROWTH AND INCOME FUND
by Allan J. Meyers
Portfolio Manager


     Market conditions were mixed during the six months that ended June 30, 1998. Common stocks performed extremely well during the first four and one-half months of the period, as strong economic growth, low inflation and falling interest rates combined to provide an ideal investment environment. The Dow Jones Industrial Average climbed over 9000 for the first time, eventually peaking at 9211 in mid-May. Subsequently, however, stock prices fell as investors became concerned about the impact a deepening recession in Asia could have on corporate earnings in this country. Large-company stocks outperformed the rest of the market as investors sought liquidity in the face of uncertainty in Asia.

     For the six months ended June 30, 1998, the Fund's Institutional and Investment shares delivered total returns of 16.62% and 16.40%, respectively. That compares with returns of 12.17% for the average of growth and income funds(1) tracked by Lipper Analytical Services, and 17.72% for the S&P 500 Composite Stock Price Index. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

FOCUS ON LARGE-COMPANY SHARES

     During the period, the Fund benefited from moves made at the end of 1997 and the beginning of 1998. Such moves included the addition of large-company shares such as General Electric (3.5% of the Portfolio), Microsoft (3.2%), Merck (1.8%), Coca-Cola (2.3%) and Lucent Technology (1.5%). Those stocks performed well during the period as large-cap technology, health-care and consumer cyclical stocks showed strong gains. Those gains came as investors sought liquidity that might offer some protection if Asia's financial uncertainties caused the United States market to decline sharply. Investors also prized larger companies' ability to increase shareholder value through stock buybacks, acquisitions and restructurings.

     Underperforming sectors included transportation, basic materials and energy stocks. We added to the Fund's stake in financial services companies such as Allstate (0.6%) and Morgan Stanley Dean Witter (0.8%), as well as telecommunications stocks such as WorldCom (0.3%). We also trimmed the Fund's holdings in the technology sector.


THE KENT GROWTH AND INCOME FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1998
-------------------

Consumer Discretionary    4.2%
Consumer Staples         11.5%
Utilities                 8.6%
Conglomerates             5.0%
Retail                    6.7%
Oil/Energy                8.0%
Other                     7.1%
Basic Materials           3.7%
Medical                  12.2%
Finance                  17.5%
Computer & Technology    15.5%


Portfolio composition is subject to change.

LOOKING AHEAD

     In our view it seems possible that economic growth in the United States will slow during the coming months, with corporate profits perhaps rising at a more modest 5% rate. While common stock prices may have gotten ahead of the underlying fundamentals during the first half of the year, as long as interest rates and inflation remain stable, and the economic expansion remains intact, the investment environment should be conducive to common stock prices rising over time. We will continue to invest in companies with strong growth prospects when their shares appear undervalued based on factors such as price-to-earnings and price-to-book value ratios. In the long run, such a strategy could reward shareholders with solid returns regardless of short-term market fluctuations.


(1)The Lipper Growth and Income Funds Average consist of funds that combine a growth-of-earnings orientation and income requirement for level and/or rising dividends.

                                                               PORTFOLIO REVIEWS

THE KENT GROWTH AND INCOME FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1998

-----------------------------------------------------------------------------------------------------------------------
                                                       INSTITUTIONAL  CLASS                   INVESTMENT CLASS
                                                       (inception: 11/2/92)                 (inception: 12/1/92)
-----------------------------------------------------------------------------------------------------------------------

               Six Months*                                    16.62%                               16.40%
                  One Year                                    26.20%                               25.83%
               Three Years                                    25.39%                               25.06%
                Five Years                                    19.71%                               19.47%
              Life of Fund                                    19.37%                               18.79%

   *Aggregate Total Return


GROWTH OF $10,000 INVESTMENT COMPARISON WITH STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS
--------------------------------------------------------------------------------


                                 STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS

THE KENT GROWTH AND INCOME FUND
INSTITUTIONAL CLASS SHARES

           Standard & Poor's        Composite of 500 Stocks
11/2/92        $10,000                     $10,000
12/31/92        10,398                      10,472
12/31/93        11,610                      11,518
12/31/94        11,669                      11,669
12/31/95        15,743                      16,036
12/31/96        18,809                      19,737
12/31/97        23,351                      26,321
6/30/98         27,234                      30,985



THE KENT GROWTH AND INCOME FUND
INVESTMENT CLASS SHARES

12/1/92      $10,000               $10,000
12/31/92      10,059                10,131
12/31/93      11,247                11,143
12/31/94      11,302                11,288
12/31/95      15,213                15,514
12/31/96      18,124                19,093
12/31/97      22,454                25,464
6/30/98       26,132                29,976



  Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total returns would have been lower.

  The Standard & Poor's Composite Index of 500 Stocks is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

     PORTFOLIO REVIEWS


THE KENT SMALL COMPANY GROWTH FUND+
by David Eder
Portfolio Manager


     The six months ended June 30, 1998, were difficult for small-company stocks, as investors sought safety in liquid stocks of the largest companies. This flight to liquidity stemmed from concerns about how the Asian financial crisis would affect corporate earnings in this country. Technology stocks in the small-cap sector were hit especially hard. Financial services companies were the best performing sector; those companies' shares rose 5.2% during the period.

     The Fund's Institutional and Investment shares returned 4.31% and 4.15%, respectively, for the six-month period ended June 30, 1998. Over the same period, the average of small-cap growth Funds(1) tracked by Lipper Analytical Services returned 6.48%, and the Russell 2000 Index gained 4.93%. The Russell 2000 Index is an unmanaged index that is generally representative of small-capitalization stocks in the U.S. stock market.

OPPORTUNITIES IN TECHNOLOGY AND MEDICAL STOCKS

     As a matter of investment policy, we added to the Fund's holdings in underperforming sectors, with an eye toward finding individual stocks that offer good value. During the first half of 1998, the poor performance of small-company technology and medical stocks presented good opportunities in those sectors. As companies' stock prices and market capitalizations rise, we sell our shares in them to ensure that the Fund retains its small-cap focus. Two such stocks that we sold during the period were Suiza Foods and North Fork Bank Corp.

     Although small-company stocks lagged the overall market during the period, some individual issues performed well. Top performing stocks in the Fund included shares of VISX, Inc. (up 169%), which develops equipment for laser vision correction, and shares of InterVoice (up 137%), which makes call automation systems.

     The Fund lagged its benchmark index, the Russell 2000, largely because the Fund has a much smaller stake than the Russell 2000 in smaller stocks listed on the Nasdaq stock exchange, which outperformed smaller stocks listed on the New York Stock Exchange during the period. In addition, the stocks in the Fund have an average market capitalization of $520 million, significantly smaller than that of the stocks in the Russell 2000. That size difference contributed to the Fund's underperformance of its benchmark, as smaller firms were among the worst performers in the market.


THE KENT SMALL COMPANY GROWTH FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1998
-------------------

Oil/Energy                         4.5%
Conglomerates                      1.0%
Industrial Products                6.9%
Utilities                          5.6%
Other                             11.3%
Retail                             7.5%
Medical                            8.3%
Basic Materials                    5.9%
Computer & Technology             17.5%
Consumer Staples                   4.9%
Consumer Discretionary             6.4%
Finance                           20.2%

Portfolio composition is subject to change.


THE OUTLOOK

     We believe that the outlook for the small-company sector is positive. Valuations in this sector are much lower than in other sectors of the market. For example, the stocks that make up the Russell 2000 have an average price-to-earnings ratio of 23.5, compared to a P/E of more than 28 for the stocks in the Standard & Poor's 500 Stock Index. Stocks in the technology and medical sectors in particular have fallen to very attractive valuation levels over the last six months, and the Fund is well positioned to take advantage of a rebound in those sectors. We will maintain a broadly diversified portfolio, taking advantage of opportunities to invest in the small-company sectors' best values.


  +Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stock has experienced a greater degree of market volatility than average.

  (1)The Lipper Small Cap Funds Average consists of funds that, by prospectus language or portfolio practice, invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

                                                               PORTFOLIO REVIEWS




THE KENT SMALL COMPANY GROWTH FUND+
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1998

-----------------------------------------------------------------------------------------------------------------------
                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                       (inception: 11/2/92)                 (inception: 12/4/92)
-----------------------------------------------------------------------------------------------------------------------

                Six Months *                                  4.31%                                4.15%
                  One Year                                   15.31%                               15.00%
               Three Years                                   20.80%                               20.48%
                Five Years                                   16.43%                               16.20%
              Life of Fund                                   17.68%                               16.40%

   *Aggregate Total Return


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE RUSSELL 2000 INDEX
-----------------------------------------------------------------------------------------------------------------------

         KENT SMALL COMPANY
           GROWTH FUND
           INSTITUTIONAL          Russell 2000
           CLASS SHARES              Index
11/2/92      $10,000                $10,000
12/31/92      10,885                 11,140
12/31/93      12,729                 13,246
12/31/94      12,722                 13,005
12/31/95      15,745                 16,704
12/31/96      18,825                 19,466
12/31/97      24,085                 23,819
6/30/98       25,119                 24,993

        KENT SMALL COMPANY
           GROWTH FUND
           INVESTMENT            Russell 2000
          CLASS SHARES              Index

12/4/92      $10,000               $10,000
12/31/92      10,197                10,348
12/31/93      11,915                12,304
12/31/94      11,906                12,080
12/31/95      14,702                15,516
12/31/96      17,518                18,081
12/31/97      22,372                22,124
6/30/98       23,296                23,215


  +Small-Cap funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total returns would have been lower.

  Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

  The Russell 2000 Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small-cap stocks.

     PORTFOLIO REVIEWS




THE KENT INTERNATIONAL GROWTH FUND+
BY DAVID EDER
PORTFOLIO MANAGER


     During the six months through June 30, 1998, the Kent International Growth Fund's Institutional and Investment shares returned 14.33% and 14.22%, respectively. That compares to a 15.93% return for the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, an unmanaged index generally representative of foreign stocks. The average international fund(1) tracked by Lipper Analytical Services returned 15.53%.

     The period was characterized by an exceptionally strong performance in Europe, particularly among countries that will be taking part in the European Monetary Union (EMU). The advent of a single currency has forced many European countries to practice greater fiscal and monetary discipline than before. That discipline, combined with companies' rising emphasis on increasing shareholder value through cost cutting and restructuring, has led to an extremely positive investment environment. The MSCI Europe Index(2) rose 26.5% during the first half of 1998, with markets in Finland (up 65.6%), Spain (up 43.9%), and Belgium (up 43.3%) posting especially strong returns. In particular, the Fund benefited from its overweighting in Spain and Italy (up 33.2%).

     The strong performance in Europe was offset by continued troubles in Asia, however. The MSCI Pacific Index fell 5.9% during the period, as investors fled markets in countries such as Malaysia (down 29.6%) and Singapore (down 31.0%). Japan continued its slide, as government officials failed to assure investors that they are serious about instituting policies designed to revive that country's economy. We held off on any new investments in Japan and will continue to do so in the absence of effective government policies to address the country's economic malaise. During the period, we decreased the Fund's holdings in Japan to 26.3% of the portfolio.

THE KENT INTERNATIONAL GROWTH FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1998
-------------------
Germany                     10.0%
Other                        8.3%
United Kingdom              21.3%
Netherlands                  5.3%
Italy                        5.3%
Switzerland                  6.3%
France                       7.5%
Japan                       26.3%
Denmark                      1.0%
Australia                    2.5%
Spain                        3.5%
Hong Kong                    2.5%

Portfolio composition is subject to change.


CONTINUED OPPORTUNITIES OVERSEAS

     The Kent International Growth Fund remains a well-diversified fund, with investments in 862 securities as of June 30, 1998. We aim to reduce risk by maintaining a balanced portfolio in each country in which the Fund invests.

     Looking ahead, we think that Europe can continue to provide strong gains, as the markets there benefit further from the EMU and increased corporate efficiency. In Japan, we are waiting to see whether the government follows through on its promises to stimulate the economy through tax cuts and restructure a banking system burdened with bad debt. On balance, we believe overseas markets continue to offer opportunity for gains as well as diversification benefits.


  +International investing involves increased risk and volatility.

  (1)The Lipper International Average consists of funds that invest their assets in securities whose primary trading markets are outside of the United States.

  (2)The Morgan Stanley Capital International (MSCI) indices measure performance for a diverse range of developed country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation of the various MSCI Indices is the database of approximately 1,500 companies listed on the stock exchanges of the twenty-four countries for which there are MSCI national indices. The indices are capitalization weighted. Furthermore, companies included in the indices replicate the industry composition of each local market and, in addition, represent a sampling of large, medium and small capitalization companies from each local market, taking into account the stocks' liquidity.

                                                               PORTFOLIO REVIEWS



THE KENT INTERNATIONAL GROWTH FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1998
------------------------------------------
                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                       (inception: 12/4/92)                 (inception: 12/4/92)
-----------------------------------------------------------------------------------------------------------------------

                Six Months *                                  14.33%                               14.22%
                  One Year                                     5.43%                                5.19%
               Three Years                                    12.98%                               12.68%
                Five Years                                    10.47%                               10.24%
              Life of Fund                                    12.60%                               12.31%

   *Aggregate Total Return


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST INDEX,
THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX
-----------------------------------------------------------------------------------------------------------------------

                                                                       Morgan Stanley                     KENT INTERNATIONAL
             Morgan Stanley              Morgan Stanley            Capital International                     GROWTH FUND,
          Capital International       Capital International        Europe, Australia and                    INSTITUTIONAL
             Pacific Index                Europe Index                 Far East Index                       CLASS SHARES

12/4/92          10,000                        10,000                       10,000                               10,000
12/31/92         10,020                        10,054                       10,233                                9,887
12/31/93         13,045                        13,367                       13,282                               13,444
12/31/94         13,794                        14,444                       13,636                               15,195
12/31/95         15,591                        16,113                       16,653                               15,650
12/31/96         16,507                        17,138                       20,246                               14,335
12/31/97         16,926                        17,443                       25,063                               10,681
6/30/98          19,368                        20,222                       31,702                               10,059

                                                                         Morgan Stanley                 KENT INTERNATIONAL
             Morgan Stanley                Morgan Stanley            Capital International                 GROWTH FUND,
          Capital International         Capital International        Europe, Australia and                  INVESTMENT
             Pacific Index                  Europe Index                 Far East Index                    CLASS SHARES
 12/4/92           $10,000                     $10,000                      $10,000                           $10,000
12/31/92            10,010                      10,054                       10,233                             9,887
12/31/93            13,006                      13,367                       13,282                            13,444
12/31/94            13,723                      14,444                       13,636                            15,195
12/31/95            15,487                      16,113                       16,653                            15,650
12/31/96            16,350                      17,138                       20,245                            14,335
12/31/97            16,719                      17,443                       25,063                            10,681
 6/30/98            19,095                      20,222                       31,702                            10,059


  Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capitals gain distributions. Certain fees were waived. Had these waivers not been in effect, total returns would have been lower.

  The Morgan Stanley Capital International Europe, Australia and Far East Index is composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Morgan Stanley Capital International Europe Index and the Morgan Stanley Capital International Pacific Index are unmanaged indices of stocks in their respective regions. Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve certain risks and considerations in addition to those inherent with investing in U.S. companies, such as currency fluctuations and political instability.

     PORTFOLIO REVIEWS




THE KENT INDEX EQUITY FUND
BY DAVID EDER
PORTFOLIO MANAGER


     The six months through June 30, 1998, were characterized by strong gains in stocks early in the period and less positive results later on. The stocks in the Standard & Poor's 500 Index performed very well during the early months of the year, as investors saw few signs that Asia's financial crisis would affect the earnings of U.S. corporations. But the stock market's performance fell off slightly as those concerns later resurfaced. Throughout the period, shares of the largest companies outperformed the rest of the market as investors sought liquidity in the face of the uncertainty caused by Asia's financial troubles. Large-company stocks in the technology, health-care and financial services sectors outperformed the rest of the market.

     For the six months ended June 30, 1998, Institutional and Investment shares of The Kent Index Equity Fund posted total returns of 17.52% and 17.37%, respectively. During the same period, the average of growth and income Funds(1) tracked by Lipper Analytical Services returned 12.17%, and the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally representative of the U.S. stock market, had a total return of 17.72%.

     The combination of continued strong performance of the largest companies and lower earnings expectations has resulted in historically high valuations among many stocks in the S&P 500. However, with a relatively strong economy, low interest rates and no signs of an upsurge in inflation, we feel that the investment environment is conducive to prices of the stocks in the S&P 500 being able to move higher over time as investors continue to favor shares of large, well-established firms. In fact, any significant correction in shares of those firms might provide investors with the opportunity to buy great American companies at a discount, and in some cases at a significant discount to where they traded just a few weeks or months ago.


The Kent Index Equity Fund
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1998
-------------------

Oil/Energy                              7.9%
Other                                   7.7%
Utilities                               8.9%
Computer & Technology                  15.4%
Basic Materials                         3.7%
Finance                                17.7%
Retail                                  6.5%
Conglomerates                           4.7%
Medical                                11.8%
Consumer Discretionary                  4.2%
Consumer Staples                       11.5%

Portfolio composition is subject to change.


  (1)The Lipper Growth and Income Funds Average consists of funds that combine a growth-of-earnings orientation and income requirement for level and/or rising dividends.

                                                               PORTFOLIO REVIEWS




The Kent Index Equity Fund
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1998
------------------------------------------
                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                       (inception: 11/2/92)                 (inception: 11/25/92)
-----------------------------------------------------------------------------------------------------------------------

                Six Months                                    17.52%                               17.37%
                  One Year                                    29.55%                               29.24%
               Three Years                                    29.43%                               29.14%
                Five Years                                    22.28%                               22.04%
              Life of Fund                                    21.27%                               20.78%

   *Aggregate Total Return




GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS
-----------------------------------------------------------------------------------------------------------------------




           The Kent Index Equity Fund          Standard & Poor's Composite
           Institutional Class Shares          Index of 500 Stocks

 11/2/92           $10,000                              $10,000
12/31/92            10,440                               10,472
12/31/93            11,390                               11,518
12/31/94            11,488                               11,669
12/31/95            15,648                               16,036
12/31/96            19,119                               19,737
12/31/97            25,342                               26,321
 6/30/98            29,781                               30,985


                   The Kent Index Equity Fund        Stand & Poor's Composite
                   Investment Class Shares           Index of 500 Stocks

11/25/92                      $10,000                      $10,000
12/31/92                       10,185                       10,131
12/31/93                       11,111                       11,143
12/31/94                       11,194                       11,288
12/31/95                       15,199                       15,514
12/31/96                       18,531                       19,093
12/31/97                       24,505                       25,464
 6/30/98                       28,759                       29,976




  Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total returns would have been lower.

  The Standard & Poor's Composite Index of 500 Stocks is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

PORTFOLIO REVIEWS


THE KENT SHORT TERM BOND FUND
BY MITCHELL STAPLEY
PORTFOLIO MANAGER

     The six-month period ended June 30, 1998, was an eventful time for the bond market. Yields fell sharply early in January as investors flocked to high-quality U.S. Treasury securities in the wake of the Asian economic crisis. Yields rebounded temporarily in March, reflecting investors' fears that continued strong economic growth in the United States would lead to higher inflation and interest rates. But yields declined during the rest of the period as investors were reassured by evidence that the Asian crisis was indeed dampening domestic economic growth. Meanwhile, fewer new Treasury bonds were issued because of the U.S. budget surplus, thereby boosting demand for existing bonds. The yield on two-year Treasury notes began the period at 5.64%, and fell to 5.15% in January before rebounding to 5.63% in March and ending the period at 5.48%.

     The Fund's Institutional and Investment Shares gained 2.74% and 2.68%, respectively, for the six months ended June 30, 1998. That compares to a 3.03% gain for the Fund's benchmark, the Lehman Brothers 1-3 Year Government Bond Index, an unmanaged index generally representative of the short-term government bond market.

A LONG AVERAGE MATURITY

     Throughout the period, the Fund maintained an average maturity longer than that of its benchmark. We extended the Fund's average maturity from 2 years in January to 2.2 years when rates peaked in early March. We brought that average maturity back down to 2 years by the end of June as rates declined.

     We continued to hold a mix of government issues and high-quality corporate securities. The average credit rating of the Fund's portfolio was very high, at AA3. We found opportunities to purchase select corporate issues with high credit quality in June, when corporate bonds offered attractive yields relative to Treasury securities. In particular, we believe our holdings in high-quality finance paper and industrial issues helped boost the Fund's yield without exposing shareholders to unnecessary risk.


THE KENT SHORT TERM BOND FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1998


  Corporate Notes & Bonds                                     62.9%
  U.S. Government & Agency Issues                             28.9%
  Cash Equivalents Net Other Assets & Liabilities              8.2%

  Portfolio composition is subject to change.

THE OUTLOOK

     We expect that the economic expansion will continue into the foreseeable future despite the significant slowdown in the growth of the economy's gross domestic product during the second quarter. We believe that continued strength in domestic demand will be countered by fallout from the Asian crisis, which could continue to hurt the U.S. manufacturing sector.

     Putting it together, economic growth likely will slow and may be closer to two percent in the months ahead, and inflation should remain low. In that environment, interest rates could fall further. We will maintain the Fund's relatively long average maturity, and we will consider any increase in interest rates as an opportunity to purchase select high-quality issues at attractive prices.

THE KENT SHORT TERM BOND FUND+
SEC30-DAY YIELDS AS OF JUNE 30, 1998
------------------------------------

                                                           Institutional Class                Investment Class
---------------------------------------------------------------------------------------------------------------------------

                                                                  5.15%                             5.00%


SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1998. Yield calculations represent past performance and will fluctuate.

+ Certain fees were being waived. Had these waivers not been in effect, the 30-day SEC yields would have been 5.14% for Institutional Shares and 4.91% for Investment Shares.

                                                               PORTFOLIO REVIEWS

THE KENT SHORT TERM BOND FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1998
------------------------------------------

                                                   Institutional Class                   Investment Class
                                                   (inception: 11/2/92)                 (inception: 12/4/92)
---------------------------------------------------------------------------------------------------------------------

               Six Months*                                2.74%                                2.68%
                  One Year                                6.58%                                6.46%
               Three Years                                5.77%                                5.59%
                Five Years                                5.25%                                5.08%
              Life of Fund                                5.07%                                4.93%
   *Aggregate Total Return


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS 1-3-YEAR GOVERNMENT BOND INDEX, CONSUMER PRICE INDEX AND 91-DAY TREASURY BILL
--------------------------------------------------------------------------------


                                                                  The Lehman
                          The Kent Short                           Brothers
                          Term Bond Fund   Consumer     91-Day     1-3 Year
                          Institutional     Price      Treasury   Government
                           Class Shares     Index        Bill*    Bond Index

11/2/92 ................     $10,000       $10,000      $10,000     $10,000
12/31/92 ...............      10,087         9,992       10,053      10,078
12/31/93 ...............      10,395        10,267       10,356      10,621
12/31/94 ...............      10,502        10,542       10,798      10,675
12/31/95 ...............      11,608        10,809       11,393      11,832
12/31/96 ...............      12,098        11,213       11,965      12,433
12/31/97 ...............      12,875        11,404       12,593      13,625
6/30/98 ................      13,226        11,523       12,911      14,407


                                                                The Lehman
                        The Kent Short                           Brothers
                        Term Bond Fund  Consumer    91-Day       1-3 Year
                          Investment     Price     Treasury     Government
                         Class Shares    Index       Bill*      Bond Index

12/4/92 ............        $10,000     $10,000     $10,000       $10,000
12/31/92 ...........         10,030       9,992      10,027        10,093
12/31/93 ...........         10,335      10,267      10,329        10,637
12/31/94 ...........         10,439      10,542      10,770        10,691
12/31/95 ...........         11,514      10,809      11,364        11,850
12/31/96 ...........         11,982      11,197      11,935        12,452
12/31/97 ...........         12,732      11,387      12,562        13,646
6/30/98 ............         13,072      11,523      12,880        14,429


  *Treasury Bills are insured by the U. S. Government as to timely payment of principal and interest and tend to be less volatile than longer maturity bonds.

  Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect total returns would have been lower.

  The Lehman Brothers 1-3-Year Government Bond Index is an unmanaged index of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The 91-day Treasury bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days. The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of consumer products.

PORTFOLIO REVIEWS


THE KENT INTERMEDIATE BOND FUND
BY MITCHELL STAPLEY
PORTFOLIO MANAGER


     Investors' concerns about the potential effects of the Asian financial crisis on U.S. economic growth boosted demand for U.S. Treasury securities in January, and bond yields fell sharply. But the economy continued to grow at a rapid pace, igniting fears that inflation and interest rates would rise, causing yields to rebound in early March. Yields then declined through June, as continued economic troubles in Asia dampened prospects for U.S. economic growth and kept inflation low.

     Increased volatility in the stock market also led many investors to increase their portfolios' bond allocations, which helped support bond prices. The yield on the 10-year Treasury Bill began the period at 5.74%. That yield fell to as low as 5.37% in January and peaked at 5.78% in March before falling to 5.48% on June 30, 1998.

     The Fund's Institutional and Investment Shares posted total returns of 3.48% and 3.24%, respectively, during the six months ended June 30, 1998. That compares to a 3.39% total return for the Lehman Brothers Intermediate Government/Corporate Bond Index.

A FOCUS ON QUALITY

     The Fund's average maturity stood at 5.3 years at the beginning of the period. The average maturity was extended to 5.5 years when yields peaked in March. We reduced the Fund's average maturity to 4.8 years by the end of the period as yields fell and longer-term issues became less attractively priced. The Fund's average maturity remained longer than that of its benchmark, during the first half of the year, which benefited the Fund's performance as yields fell.

     The Fund's portfolio consisted of U.S. government and high-quality corporate securities, and its average credit rating was AAA. We purchased select high-quality corporate issues in June, when yields on those issues were more attractive than yields on Treasury bonds. In particular, we found opportunities in high-quality finance and industrial issues, as well as securities of regional banks without significant exposure to Asia. Overall, we increased the portfolio's corporate bond holdings by around 5% during the period.


THE KENT INTERMEDIATE BOND FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1998
-------------------

U.S. Government & Agency Issues                         68.7%
Corporate Notes & Bonds                                 29.7%
Cash Equivalents Net Other Assets & Liabilities          1.6%

Portfolio composition is subject to change.


     We also structured the Fund using a barbell approach, combining shorter-term issues with Treasury issues that mature in 15 to 25 years. Those longer-term holdings boosted the Fund's return during the period, since long-term bonds' prices rise more than those of short-term bonds when yields fall.

GOING FORWARD

     It appears that the U.S. economy will grow at a moderate pace in the coming months due to the effects of the Asian crisis on the U.S. manufacturing sector, and inflation will remain low. Demand for bonds likely will remain strong, and yields could decline slightly. If that happens, the Fund could benefit from its relatively long average maturity. If yields rise, we will use that opportunity to purchase select high-quality issues at attractive prices. In particular, we will look for values among corporate securities when they offer attractive yields.


THE KENT INTERMEDIATE BOND FUND+
SEC 30-DAY YIELDS AS OF JUNE 30, 1998
-------------------------------------

                                                           Institutional Class                Investment Class
---------------------------------------------------------------------------------------------------------------------------
                                                                  5.09%                             4.84%


SEC30-day yield is computed based on net income during the 30-day period ended June 30, 1998. Yield calculations represent past performance and will fluctuate.

 + Certain fees were waived. Had these waivers not been in effect, the 30-day
   SEC yields would have been 5.08% for Institutional Shares and 4.83% for Investment Shares.

                                                               PORTFOLIO REVIEWS


THE KENT INTERMEDIATE BOND FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1998
------------------------------------------

                                                        Institutional Class                   Investment Class
                                                       (inception: 11/2/92)                 (inception: 11/25/92)
-----------------------------------------------------------------------------------------------------------------------

               Six Months*                                     3.48%                                3.24%
                  One Year                                     8.72%                                8.42%
               Three Years                                     6.46%                                6.18%
                Five Years                                     5.72%                                5.48%
              Life of Fund                                     6.30%                                6.07%
   *Aggregate Total Return


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX
--------------------------------------------------------------------------------

           The Kent Intermediate Bond Fund     The Lehman Brothers Intermediate
             Institutional Class Shares        Government/Corporate Bond Index

 11/2/92               $10,000                            $10,000
 12/31/92               10,125                             10,095
 12/31/93               10,934                             10,976
 12/31/94               10,585                             10,762
 12/31/95               12,298                             12,410
 12/31/96               12,667                             12,913
 12/31/97               13,655                             13,929
 6/30/98                14,130                             14,412

           The Kent Intermediate Bond Fund     The Lehman Brothers Intermediate
              Investment Class Shares           Government/Corporate Bond Index

 11/25/92              $10,000                            $10,000
 12/31/92               10,050                             10,134
 12/31/93               10,873                             11,018
 12/31/94               10,545                             10,803
 12/31/95               12,207                             12,457
 12/31/96               12,544                             12,962
 12/31/97               13,500                             13,982
 6/30/98                13,906                             14,456


  Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect total returns would have been lower.

  The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt.

PORTFOLIO REVIEWS


THE KENT INCOME FUND
BY MITCHELL STAPLEY
PORTFOLIO MANAGER


     Yields on long-term bonds fluctuated during the recent period due to concerns about how the Asian economic and financial crisis would affect U.S. economic conditions. The yield on the 30-year Treasury bond began the period at 5.92% but fell to 5.69% in early January as investors flocked to high-quality, relatively safe U.S. Treasury securities in the wake of the Asian crisis. The yield rose to 6.07% in early March as investors worried that continued strong economic growth would ignite inflation. But those concerns diminished as the lingering malaise in from Asia helped slow the U.S. economy. The yield on the 30-year Treasury fell sharply to 5.63% by the end of the period.

     The Fund seeks to provide shareholders with a high level of current income, and therefore generally maintains a relatively long average maturity. That strategy also helped boost the Fund's total return as yields declined during the period. The Fund's Institutional and Investment shares returned 4.14% and 4.02%, respectively, during the six months ended June 30, 1998. That compares to a 6.25% return for the Fund's benchmark, the Lehman Brothers Long Government/Corporate Bond Index.

HIGH-QUALITY BONDS BOOST PERFORMANCE

     The Fund's average maturity began the period at 10.6 years. We increased that average maturity to 11.6 years in March when yields peaked. As yields fell, we reduced the average maturity to 9.8 years by June 30, 1998. The Fund's large investment in corporate bonds (41% of the portfolio) performed well, boosting the Fund's total return--even though the corporate sector as a whole underperformed the Treasury market. Our focus on high-quality corporate issues helped us avoid some of the poorest performing bonds.

The Kent Income Fund
Distribution of Net Assets
as of June 30, 1998
-------------------

U.S. Government & Agency Obligation                    53.8%
Corporate Notes & Bonds                                40.9%
Cash Equivalents Net Other Assets & Liabilities         5.3%

Portfolio composition is subject to change.


     The average credit rating of the Fund's portfolio remained very high at AA1. The Fund also benefited from its investment in high-coupon Treasury securities with maturities of 20 to 25 years, which were in high demand as interest rates declined.

LOOKING AHEAD

     We believe that continued fallout from Asia will help to keep U.S. economic growth moderate and inflation low. What's more, with Asia affecting many other foreign markets, the U.S. bond market is especially attractive to investors. Fixed-income yields may fall slightly further, which will benefit the Fund due to its relatively long average maturity. If rates rise, however, we will take advantage of such an increase to buy high-quality securities at attractive prices and yields. Meanwhile, we will continue to maintain the Fund's high credit quality.

THE KENT INCOME FUND+
SEC 30-DAY YIELDS AS OF JUNE 30, 1998
------------------------------------

                                                           Institutional Class                Investment Class
---------------------------------------------------------------------------------------------------------------------------
                                                                  5.46%                             5.20%


SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1998. Yield calculations represent past performance and will fluctuate.

  + Certain fees were being waived. Had these waivers not been in effect, the 30-day SEC yields would have been 5.45% for Institutional Shares and 5.20% for Investment Shares.

                                                               PORTFOLIO REVIEWS


THE KENT INCOME FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1998
------------------------------------------


                                                      INSTITUTIONAL CLASS                    INVESTMENT CLASS
                                                     (inception: 3/20/95)                  (inception: 3/22/95)
----------------------------------------------------------------------------------------------------------------------
              Six Months*                                     7.73%                                 7.53%
                 One Year                                    12.48%                                12.15%
              Three Years                                     4.14%                                 4.02%
             Life of Fund                                     9.31%                                 9.04%
  *Aggregate Total Return

GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
AND THE LEHMAN BROTHERS LONG GOVERNMENT/CORPORATE BOND INDEX
--------------------------------------------------------------------------------


                  The Kent         The Lehman Brothers    The Lehman Brothers
                 Income Fund          Government/          Long Government/
                Institutional          Corporate              Corporate
                Class Shares           Bond Index            Bond Index

 3/20/95            $10,000             $10,000              $10,000
12/31/95             11,506              11,358               12,190
12/31/96             11,643              11,688               12,207
12/31/97             12,828              12,871               13,979
 6/30/98             13,408              13,564               14,853

                   The Kent        The Lehman Brothers   The Lehman Brothers
                 Income Fund          Government/          Long Government/
                  Investment          Corporate              Corporate
                 Class Shares         Bond Index             Bond Index

 3/22/95            $10,000            $10,000                $10,000
12/31/95             11,464             11,358                 12,190
12/31/96             11,597             11,688                 12,207
12/31/97             12,779             12,828                 13,979
 6/30/98             13,292             13,564                 14,853


  Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming the reinvestment of dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect total returns would have been lower.

  The Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Long Government/Corporate Bond Index are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt.

   PORTFOLIO REVIEWS


THE KENT LIMITED TERM TAX-FREE FUND+
BY MICHAEL MARTIN
PORTFOLIO MANAGER


     During the six months through June 30, 1998, the Fund's Institutional and Investment Shares returned 1.72% and 1.63%, respectively. That compares to a return of 2.12% for the Lehman Brothers Three-Year General Obligation Municipal Bond Index, an unmanaged index comprised of municipal bonds with average maturities of around three years.

     The Fund's returns reflected the relatively stable conditions in the shorter term portion of the municipal bond market. Although, experiencing some modest intra-period fluctuations, the yield on a three-year AAA-rated general obligation bond was flat, beginning and ending the period at 3.95%. Short-term bond rates largely are linked to actions of the Federal Reserve Board, which made no interest rate changes during the period. Municipal bonds underperformed Treasuries, with the yield on a three-year Treasury security falling some 18 basis points during the period.

MAINTAINING A LONGER MATURITY

     The Fund seeks to provide a higher yield than a money market fund while staying less volatile than a fund with a longer average maturity. In general, we pursue that goal by maintaining an average maturity at the upper end of the Fund's two-to-three-year range. Thus, the Fund's average maturity remained relatively stable at around 2.9 years during the period. We also looked for opportunities to boost the Fund's yield by purchasing issues that offered attractive yields for the credit risk they carry. For example, we invested in Baa1-rated Flint, Michigan, Hospital Building Authority for Hurley Medical Center bonds that mature in 2003 (2.9%), because of their 5% coupon at a yield that offered more than adequate compensation for their additional credit risk over higher-rated issues. The Fund maintained a high average credit rating of AA during the period.


THE KENT LIMITED TERM TAX-FREE FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1998
-------------------

North Central         42.6%
East                  16.6%
South                 15.1%
Mountain              13.1%
Pacific               10.2%
Other                  2.4%


  Portfolio composition is subject to change.


LOOKING AHEAD

     We believe that continuing effects from the Asian economic crisis will keep U.S. economic growth slow to moderate, and that inflation will remain low. In that environment, the municipal bond market may continue to trade in a relatively narrow range. We will maintain an average maturity near the long end of the Fund's range to pick up additional income and to benefit from any rally in the municipal market. We also will continue to invest in select higher-yielding securities that can provide additional income without putting the Fund's strong credit quality at risk.


  +The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

THE KENT LIMITED TERM TAX-FREE FUND
TAX EQUIVALENT YIELDS+ AS OF JUNE 30, 1998
------------------------------------------
                               TAX BRACKET                 INSTITUTIONAL CLASS                INVESTMENT CLASS
---------------------------------------------------------------------------------------------------------------------------
                                  28.0%                           4.93%                             4.74%
                                  31.0%                           5.14%                             4.94%
                                  36.0%                           5.55%                             5.33%
                                  39.6%                           5.88%                             5.65%

+Based on an SEC 30-day yield on 6/30/98 of 3.56% for the Institutional Class and 3.41% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1998. Yield calculations represent past performance and will fluctuate.

Certain fees were being waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.55% for Institutional Shares and 3.26% for Investment Shares.

                                                               PORTFOLIO REVIEWS


THE KENT LIMITED TERM TAX-FREE FUND++
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1998
------------------------------------------

                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                        (inception: 9/1/94)                 (inception: 11/1/94)
---------------------------------------------------------------------------------------------------------------------------
               Six Months*                                 1.72%                                  1.63%
                  One Year                                 4.41%                                  4.24%
               Three Years                                 4.48%                                  4.36%
              Life of Fund                                 4.59%                                  4.95%
   *Aggregate Total Return

GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS ONE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX
AND THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX
--------------------------------------------------------------------------------

               The Kent Limited     The Lehman Brothers     The Lehman Brothers
              Term Tax-Free Fund      One-Year General       Three-Year General
              Institutional Class   Obligation Municipal    Obligation Municipal
                    Shares              Bond Index               Bond Index

 9/1/94             10,000               10,000                  10,000
12/31/94             9,923               10,108                   9,943
12/31/95            10,760               10,767                  10,821
12/31/96            11,140               11,245                  11,319
12/31/97            11,672               11,762                  11,931
 6/30/98            11,873               12,024                  12,184

               The Kent Limited     The Lehman Brothers     The Lehman Brothers
              Term Tax-Free Fund      One-Year General       Three-Year General
              Institutional Class   Obligation Municipal    Obligation Municipal
                    Shares              Bond Index               Bond Index

11/1/94             10,000               10,005                  10,000
12/31/94            10,003               10,198                  10,132
12/31/95            10,843               10,863                  11,027
12/31/96            11,224               11,343                  11,534
12/31/97            11,742               11,867                  12,158
 6/30/98            11,934               12,132                  12,416


"The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total return would have been lower.

The Lehman Brothers One-Year General Obligation Municipal Bond Index and the Lehman Brothers Three-Year General Obligation Municipal Bond Index are unmanaged indices of debt instruments issued by municipalities.

PORTFOLIO REVIEWS

THE KENT INTERMEDIATE TAX-FREE FUND+
BY MICHAEL MARTIN
PORTFOLIO MANAGER

     The municipal bond market traded in a narrow range during the six-month period ended June 30, 1998. The yield on a 10-year AAA-rated general obligation municipal bond began the period at 4.35% and ended it almost unchanged at 4.38%. The municipal market was affected by investors' changing responses to the Asian crisis and the uncertainty about its potential impact on the domestic economy. For example, bond prices rose in January due to investors' expectation that deteriorating economic conditions in Asia would slow the U.S. economy and keep inflation low. Later, fears that a strong domestic housing market and increasing consumer confidence would trigger inflation hurt bond prices.

     The Treasury market outperformed the municipal markets during the period, as both foreign and domestic investors sought safe haven in Treasury securities. The strong supply of new municipal issues during the first half of the year also dampened the municipal market's performance. At the end of June, a total of $146 billion in new issues had come to market, a 51% increase over the $97 billion that came to market during the first half of 1997. Municipalities took advantage of low interest rates to refinance existing debt and fund new projects.

     The total returns for the Fund's Institutional and Investment Shares during the six-month period ended June 30, 1998, were 1.84% and 1.80%, respectively. That compares to a total return of 2.69% for the Lehman Brothers Municipal Bond Index, an unmanaged index generally representative of municipal bonds.


A HIGH-QUALITY APPROACH

     The average maturity of the Fund stood at 6.8 years on June 30, 1998, down from 7.1 years at the beginning of the period. The Fund's average maturity fluctuated during the period, reflecting our tendency to sell into strength and buy when the market weakens. For example, we reduced the Fund's average maturity when the market rallied in June. The Fund also maintained its high-quality orientation with an average credit rating of AA. In our view, the extra yield available from issues with lower credit quality was not sufficient to justify the additional risk in those securities.

THE KENT INTERMEDIATE TAX-FREE FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1998

East    Mountain      Pacific   South      North Central   Other
16.2%   3.6%          21.6%     20.3%      33.9%           4.4%

  Portfolio composition is subject to change.



LOOKING AHEAD

     If the brisk pace of new issuance continues, we expect the municipal market will continue to underperform the taxable market. It seems likely that the municipal bond market may continue to fluctuate in response to investors' perceptions of the Asian economic situation. We will take advantage of weakness in the market to extend the Fund's average maturity. As always we will pursue such opportunities to help maximize the Fund's total return while seeking to carefully manage shareholders' risk.


'The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.


THE KENT INTERMEDIATE TAX-FREE FUND+
TAX EQUIVALENT YIELDS' AS OF JUNE 30,1998
-----------------------------------------

                               TAX BRACKET                 INSTITUTIONAL CLASS                INVESTMENT CLASS
---------------------------------------------------------------------------------------------------------------------------
                                  28.0%                           5.14%                             4.79%
                                  31.0%                           5.36%                             5.00%
                                  36.0%                           5.78%                             5.39%
                                  39.6%                           6.13%                             5.71%

+Based on an SEC 30-day yield on 6/30/98 of 3.70% for the Institutional Class and 3.45% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1998. Yield calculations represent past performance and will fluctuate.

Certain fees were being waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.69% for Institutional Shares and 3.44% for Investment Shares.

                                                               PORTFOLIO REVIEWS


THE KENT INTERMEDIATE TAX-FREE FUND++
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1998
------------------------------------------

                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                       (inception: 12/16/92)                (inception: 12/18/92)
---------------------------------------------------------------------------------------------------------------------------
               Six Months*                                   1.84%                                  1.80%
                  One Year                                   6.47%                                  6.30%
               Three Years                                   5.85%                                  5.62%
                Five Years                                   5.07%                                  4.87%
              Life of Fund                                   5.52%                                  5.34%
  * Aggregate Total Return


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX

---------------------------------------------------------------------------------------------------------------------------
                    The Kent Intermediate         The Lehman Brothers           The Lehman Brothers
                        Tax-Free Fund         Three-Year General Obligation  Five-Year General Obligation
                  Institutional Class Shares     Municipal Bond Index           Municipal Bond Index
12/16/92                  10,000                         10,000                         10,000
12/31/92                  10,060                         10,300                         10,500
12/31/93                  10,895                         10,673                         10,930
12/31/94                  10,567                         10,755                         10,779
12/31/95                  11,941                         11,705                         12,032
12/31/96                  12,349                         12,243                         12,589
12/31/97                  13,222                         12,905                         13,406
 6/30/98                  13,464                         13,179                         13,701

                    The Kent Intermediate         The Lehman Brothers           The Lehman Brothers
                        Tax-Free Fund         Three-Year General Obligation  Five-Year General Obligation
                  Institutional Class Shares     Municipal Bond Index           Municipal Bond Index
12/16/92                 10,000                          10,000                         10,000
12/31/92                 10,060                          10,300                         10,500
12/31/93                 10,895                          10,673                         10,930
12/31/94                 10,567                          10,755                         10,779
12/31/95                 11,941                          11,705                         12,032
12/31/96                 12,349                          12,243                         12,589
12/31/97                 13,222                          12,905                         13,406
 6/30/98                 13,334                          13,179                         13,701


++ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total return would have been lower.

The Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond Index are unmanaged indices of debt instruments issued by municipalities.

PORTFOLIO REVIEWS

THE KENT TAX-FREE INCOME FUND+
BY MICHAEL MARTIN
PORTFOLIO MANAGER


     The municipal bond market reacted strongly to signs of how the Asian economic crisis would affect domestic economic conditions during the recent six-month period. The yield on 30-year AAA-rated general obligation municipal bonds began the period at 5.03%, but fell to as low as 4.88% in early January due to investors' belief that the Asian crisis would slow U.S. economic growth and keep bond yields low. Yields rose to as high as 5.28% in April as the economy continued to grow at a rapid pace--evidenced by the strong housing market and strong consumer spending--and investors worried that inflation and bond yields would rise. Those concerns faded late in the period as the lingering economic malaise in Asia began to slow the U.S. economy, and the yield fell to 5.05% in late June.

     The municipal market underperformed the Treasury market during the period, as investors flocked to Treasury bonds in the wake of the Asian crisis. The strong supply of new issues during the period also dampened the municipal market's performance. A total of $146 billion of new municipal issues came to market through June, a 51% increase over the first six months of 1997.

     The Fund's Institutional and Investment Shares delivered total returns of 2.01% and 1.89%, respectively, for the six months through June 30, 1998. That compares to a 2.69% return for the Lehman Brothers Municipal Bond Index.

MANAGING AVERAGE MATURITY

     We typically lengthen the Fund's average maturity to lock in yields as they rise to more attractive levels. As yields decline, we attempt to reduce shareholders' risk by letting the Fund's average maturity gradually decline. The Fund's average maturity fluctuated during the period as a result of this strategy. The average maturity of the Fund began the period at 11.8 years and rose to as high as 12.4 years in March. We then reduced the average maturity to
10.3 years in June as yields fell to less attractive levels. Throughout the period, the Fund maintained a high average credit rating of AA.


THE KENT TAX-FREE INCOME FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1998
-------------------

East    Mountain    Pacific     South   North Central  Other
13.6%   8.6%        17.2%       35.6%   41.4%          3.6%

  Portfolio composition is subject to change.


THE OUTLOOK

     If the supply of new issues maintains its recent pace, we expect the municipal market will continue to underperform the taxable bond market. The municipal bond market also may continue to fluctuate in response to investors' reactions to economic data from Asia. We believe that fallout from Asia will slow domestic demand in the U.S. economy somewhat in the coming months, helping to keep inflation low. We will continue to take advantage of any market weakness by extending the Fund's average maturity to lock in higher yields. Of course, we will pursue such opportunities with an eye toward increasing the Fund's total return without exposing shareholders to unnecessary risk.

+The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

THE KENT TAX-FREE INCOME FUND+
TAX EQUIVALENT YIELDS+ AS OF JUNE 30, 1998
------------------------------------------

                               TAX BRACKET                 INSTITUTIONAL CLASS                INVESTMENT CLASS
---------------------------------------------------------------------------------------------------------------------------
                                 28.0%                            5.38%                             5.03%
                                 31.0%                            5.61%                             5.25%
                                 36.0%                            6.05%                             5.66%
                                 39.6%                            6.41%                             5.99%

+ Based on an SEC 30-day yield on 6/30/98 of 3.87% for the Institutional Class and 3.62% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1998. yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.86% for Institutional Shares and 3.61% for Investment Shares.

THE KENT TAX-FREE INCOME FUND++
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1998
------------------------------------------

                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                       (inception: 3/20/95)                 (inception: 3/31/95)
---------------------------------------------------------------------------------------------------------------------------
                Six Month*                                     2.01%                                1.89%
                  One Year                                     7.76%                                7.40%
                Three Year                                     6.97%                                6.70%
   *Aggregate Total Return

GROWTH OF $10,000 INVESTMENT COMPARISON WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------------------------------------------------

                    The Kent Tax-Free
               Income Fund Institutional    The Lehman Brothers
                      Class Shares          Municipal Bond Index
 3/20/95               10,000                      10,000
12/31/95               10,860                      10,971
12/31/96               11,290                      11,457
12/31/97               12,261                      12,511
 6/30/98               12,502                      12,847

                    The Kent Tax-Free
                  Income Fund Investment     The Lehman Brothers
                      Class Shares          Municipal Bond Index
 3/20/95               10,000                      10,000
12/31/95               10,834                      10,971
12/31/96               11,217                      11,457
12/31/97               12,150                      12,511
 6/30/98               12,378                      12,847

++The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total return would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of general obligation municipal debt instruments.

PORTFOLIO REVIEWS

THE KENT MICHIGAN MUNICIPAL BOND FUND+
BY MICHAEL MARTIN
PORTFOLIO MANAGER

     During the six months ended June 30, 1998, the Fund's Institutional and Investor shares returned 1.82% and 1.75%, respectively. That compares to a 2.12% total return for the Lehman Brothers Three-Year General Obligations Municipal Bond Index.

     Yields on Michigan municipal securities did not change much during the period, despite some modest fluctuations in the bond market. The yield to maturity on a five-year AAA general obligation bond began the period at 4.1%; it fell to as low as 3.9% in early January as investors expected the Asian crisis to slow U.S. economic growth and cause interest rates to decline. The yield rebounded to 4.35% in late April due to signs of continued strong economic growth in the United States -- including a strong housing market and robust consumer spending -- and finished the period where it started, at 4.10%.

     During the same period, the yield on a five-year Treasury bond declined 24 basis points; thus, allowing Treasury securities to outperform municipal securities. However, the Michigan municipal market benefited from the state's strong economy. Michigan now has one of the lowest unemployment rates of the country's ten largest states. Low interest rates, low energy prices and improved productivity have contributed to the strength in the Michigan economy, which was borne out by all three major rating agencies: Moody's, S&P and Fitch. The three agencies upgraded their ratings on Michigan's general obligation debt to Aa1, Aa and AA+, respectively.

OPPORTUNITIES IN NEW ISSUES

     A number of new issues in the Michigan market offered opportunities to the Fund. In taking advantage of those opportunities, we increased the Fund's average maturity from 4.1 years to as high as 4.3 years in March. We sold some bonds to take advantage of the market's rally in June, and the Fund's average maturity fell to 4.2 years at the end of the period.

THE KENT MICHIGAN MUNICIPAL BOND FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1998
-------------------

Cash Equivalents & Net Other Assets & Liabilities       Municipal Securities
0.9%                                                    99.1%

Portfolio composition is subject to change.

LOOKING AHEAD

     We expect the economic expansion to move forward at a moderate pace of growth with continued low inflation. Combined with the strength of Michigan's economy, we expect this environment to provide opportunities for the Fund. We will continue to take advantage of new issues in various sectors to enhance the Fund's yield. We will also attempt to manage the Fund's average maturity to produce attractive total returns while avoiding undue risk, by following our long-term strategy of buying into market weakness and selling into strength.

'The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

THE KENT MICHIGAN MUNICIPAL BOND FUND+
TAX EQUIVALENT YIELDS+ AS OF JUNE 30, 1998
------------------------------------------

                               TAX BRACKET                 INSTITUTIONAL CLASS                INVESTMENT CLASS
---------------------------------------------------------------------------------------------------------------------------
                                  28.0%                          5.47%                              5.26%
                                  31.0%                          5.71%                              5.49%
                                  36.0%                          6.16%                              5.92%
                                  39.6%                          6.52%                              6.27%

+Based on an SEC 30-day yield on 6/30/98 of 3.94% for the Institutional Class and 3.79% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1998. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.93% for Institutional Shares and 3.71% for Investment Shares.

THE KENT MICHIGAN MUNICIPAL BOND FUND++
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1998
------------------------------------------

                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                       (inception: 5/3/93)                  (inception: 5/11/93)
---------------------------------------------------------------------------------------------------------------------------
                Six Month*                                     1.82%                                1.75%
                  One Year                                     5.28%                                5.14%
                Three Year                                     4.78%                                4.62%
                 Five Year                                     4.32%                                4.17%
              Life of Fund                                     4.33%                                4.16%
   *Aggregate Total Return

GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS THREE YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX
--------------------------------------------------------------------------------

                    The Kent Michigan               Lehman Brothers
                    Municipal Bond Fund      Three-Year General Obligation
                Institutional Class Shares        Municipal Bond Index
  5/11/93                 10,000                            10,000
 12/31/93                 10,285                            10,311
 12/31/94                 10,301                            10,390
 12/31/95                 11,126                            11,308
 12/31/96                 11,500                            11,828
 12/31/97                 12,119                            12,468
  6/30/98                 12,444                            12,776

                    The Kent Michigan               Lehman Brothers
                    Municipal Bond Fund      Three-Year General Obligation
                 Investments Class Shares         Municipal Bond Index
  5/3/93                  10,000                            10,000
 12/31/93                 10,300                            10,311
 12/31/94                 10,340                            10,390
 12/31/95                 11,190                            11,308
 12/31/96                 11,580                            11,828
 12/31/97                 12,222                            12,468
  6/30/98                 12,330                            12,776

++The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total return would have been lower.

The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of debt obligations issued by municipalities.

[LOGO] KENT FUNDS

       P.O. BOX 182201
       COLUMBUS, OHIO 43218-2201

                                    GROWTH AND INCOME FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS -- 97.5%
            ADVERTISING -- 0.1%
    15,000  Interpublic Group Cos., Inc.....  $    910,313
                                              ------------
            AEROSPACE & DEFENSE -- 1.0%
    95,900  Boeing Co.......................     4,273,544
    21,000  Lockheed Martin Corp............     2,223,375
    28,600  Raytheon Co. -- Class B.........     1,690,975
                                              ------------
                                                 8,187,894
                                              ------------
            APPLIANCES & HOUSEHOLD PRODUCTS -- 0.3%
    24,800  Maytag Corp.....................     1,224,500
    11,600  Whirlpool Corp..................       797,500
                                              ------------
                                                 2,022,000
                                              ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 0.2%
    14,800  Dana Corp.......................       791,800
    16,600  TRW, Inc........................       906,775
                                              ------------
                                                 1,698,575
                                              ------------
            AUTO/TRUCK -- REPLACEMENT EQUIPMENT -- 0.1%
    12,200  Genuine Parts Co................       421,663
                                              ------------
            AUTOMOTIVE -- 1.6%
   116,600  Ford Motor Co...................     6,879,400
    88,100  General Motors Corp.............     5,886,181
                                              ------------
                                                12,765,581
                                              ------------
            BANKS -- MAJOR REGIONAL -- 5.7%
    75,000  Banc One Corp...................     4,185,937
    35,800  Bank of New York Co., Inc.......     2,172,613
    33,800  BankBoston Corp.................     1,880,125
    11,300  Comerica, Inc...................       748,625
    27,500  First Chicago NBD Corp..........     2,437,188
    81,570  First Union Corp................     4,751,452
    23,200  Fleet Financial Group, Inc......     1,937,200
    62,000  KeyCorp.........................     2,208,750
    29,500  Mellon Bank Corp................     2,053,938
    20,000  National City Corp..............     1,420,000
    62,000  NationsBank.....................     4,742,999
    98,400  Norwest Corp....................     3,677,700
    41,900  PNC Bank Corp...................     2,254,744
    13,600  Republic New York Corp..........       855,950
    20,500  SunTrust Banks, Inc.............     1,666,906
    69,000  U.S. Bancorp....................     2,967,000
    23,700  Wachovia Corp...................     2,002,650
     8,300  Wells Fargo & Co................     3,062,700
                                              ------------
                                                45,026,477
                                              ------------
            BANKS -- MIDWEST -- 0.3%
    25,100  Fifth Third Bancorp.............     1,581,300
    19,000  Huntington Bancshares...........       636,500
                                              ------------
                                                 2,217,800
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            BANKS -- MONEY CENTER -- 2.5%
    63,700  BankAmerica Corp................  $  5,506,069
     8,800  Bankers Trust New York Corp.....     1,021,350
    68,600  Chase Manhattan Corp............     5,179,300
    41,900  Citicorp........................     6,253,575
    16,200  J.P. Morgan & Co., Inc..........     1,897,425
                                              ------------
                                                19,857,719
                                              ------------
            BANKS -- NORTHEAST -- 0.1%
    15,700  State Street Corp...............     1,091,150
                                              ------------
            BEVERAGES -- ALCOHOLIC -- 0.3%
    45,800  Anheuser-Busch Co., Inc.........     2,161,188
                                              ------------
            BEVERAGES -- SOFT DRINKS -- 3.2%
   213,700  Coca-Cola Co....................    18,271,349
   178,700  PepsiCo, Inc....................     7,360,206
                                              ------------
                                                25,631,555
                                              ------------
            BROADCASTING/CABLE -- 0.9%
    14,000  Clear Channel Communications....     1,527,750
    31,200  Comcast Corp. Special...........     1,266,525
    58,500  Media One Group*................     2,570,344
    54,900  Tele-Communications Inc.,
            Class A*........................     2,110,219
                                              ------------
                                                 7,474,838
                                              ------------
            BUILDING & CONSTRUCTION --
            MISCELLANEOUS -- 0.3%
     9,800  Armstrong World Industries,
            Inc.............................       660,275
    23,900  Masco Corp......................     1,445,950
                                              ------------
                                                 2,106,225
                                              ------------
            BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.2%
    18,400  Centex Corp.....................       694,600
    36,600  Pulte Corp......................     1,093,425
                                              ------------
                                                 1,788,025
                                              ------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE -- 0.9%
    68,100  Home Depot, Inc.................     5,656,556
    34,200  Lowe's Cos., Inc................     1,387,238
                                              ------------
                                                 7,043,794
                                              ------------
            BUILDING PRODUCTS -- WOOD -- 0.1%
    18,300  Weyerhaeuser Co.................       845,231
                                              ------------
            CHEMICALS -- DIVERSIFIED -- 1.9%
    25,600  Dow Chemical Co.................     2,475,200
   107,500  E.I. du Pont de Nemours & Co....     8,022,187
    22,300  Hercules, Inc...................       917,088
    36,500  PPG Industries, Inc.............     2,539,031
    23,400  Union Carbide Corp..............     1,248,975
                                              ------------
                                                15,202,481
                                              ------------

                                   Continued

                                    GROWTH AND INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            CHEMICALS -- SPECIALTY -- 0.3%
    25,300  Great Lakes Chemical Corp.......  $    997,768
    27,100  Nalco Chemical Co...............       951,888
     9,900  Sigma-Aldrich Corp..............       347,738
                                              ------------
                                                 2,297,394
                                              ------------
            COMMERCIAL SERVICES -- 0.2%
    71,400  Cendant Corp....................     1,490,475
                                              ------------
            COMPUTER SOFTWARE -- 3.7%
    29,600  Computer Associates
            International, Inc..............     1,644,650
   235,400  Microsoft Corp.*................    25,511,474
    96,300  Oracle Corp.*...................     2,365,369
                                              ------------
                                                29,521,493
                                              ------------
            COMPUTERS -- LOCAL AREA NETWORK -- 1.3%
    19,100  Cabletron Systems*..............       256,656
   106,050  Cisco Systems, Inc.*............     9,763,228
                                              ------------
                                                10,019,884
                                              ------------
            COMPUTERS -- MAINFRAME -- 1.3%
    93,300  International Business Machines
            Corp............................    10,712,006
                                              ------------
            COMPUTERS -- MEMORY DEVICES -- 0.1%
    30,800  Seagate Technology, Inc.*.......       733,425
                                              ------------
            COMPUTERS -- MICRO -- 1.3%
   154,574  Compaq Computer Corp............     4,386,037
    66,200  Dell Computer Corp.*............     6,144,188
                                              ------------
                                                10,530,225
                                              ------------
            COMPUTERS -- MINI -- 0.9%
    99,400  Hewlett-Packard Co..............     5,951,575
    35,600  Sun Microsystems, Inc.*.........     1,546,375
                                              ------------
                                                 7,497,950
                                              ------------
            COMPUTERS -- SERVICES -- 0.6%
    56,200  Automatic Data Processing,
            Inc.............................     4,095,575
    29,600  First Data Corp.................       986,050
                                              ------------
                                                 5,081,625
                                              ------------
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.7%
    13,300  American Greetings Corp.........       677,469
    59,900  Unilever NV, ADR................     4,728,356
                                              ------------
                                                 5,405,825
                                              ------------
            CONTAINERS & PACKAGING -- 0.1%
    20,200  Owens-Illinois*.................       903,950
                                              ------------
            COSMETICS & TOILETRIES -- 1.0%
   103,600  Gillette Co.....................     5,872,825
    51,200  Kimberly-Clark Corp.............     2,348,800
                                              ------------
                                                 8,221,625
                                              ------------
            DIVERSIFIED -- 5.1%
    53,800  Allied Signal, Inc..............     2,387,375
   305,700  General Electric Co. (b)........    27,818,699
    23,600  Johnson Controls, Inc...........     1,346,675

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            DIVERSIFIED (CONTINUED)
    38,200  Minnesota Mining & Manufacturing
            Co..............................  $  3,139,563
    45,500  Seagram Co., Ltd................     1,862,656
    24,500  Tenneco, Inc....................       932,531
    22,400  Textron, Inc....................     1,605,800
    22,200  United Technologies Corp........     2,053,500
                                              ------------
                                                41,146,799
                                              ------------
            ELECTRICAL COMPONENTS --
            SEMICONDUCTORS -- 2.1%
    40,000  Applied Materials, Inc.*........     1,180,000
   141,800  Intel Corp......................    10,510,924
    18,600  Micron Technology, Inc..........       461,513
    48,900  Rockwell International Corp.....     2,350,256
    38,600  Texas Instruments, Inc..........     2,250,863
                                              ------------
                                                16,753,556
                                              ------------
            ELECTRONIC -- CONNECTORS -- 0.3%
    45,800  AMP, Inc........................     1,574,375
     8,900  Thomas & Betts Corp.............       438,325
                                              ------------
                                                 2,012,700
                                              ------------
            ELECTRONIC MEASURING EQUIPMENT -- 0.1%
    30,400  Tektronix, Inc..................     1,075,400
                                              ------------
            FINANCE -- 0.3%
    30,557  Associates First Capital,
            Class A.........................     2,349,069
                                              ------------
            FINANCIAL -- CONSUMER LOANS -- 0.3%
     6,100  Beneficial Corp.................       934,444
    22,200  Household International, Inc....     1,104,450
                                              ------------
                                                 2,038,894
                                              ------------
            FINANCIAL -- INVESTMENT BANKERS -- 0.4%
    38,200  Merrill Lynch & Co., Inc........     3,523,950
                                              ------------
            FINANCIAL -- MISCELLANEOUS SERVICES -- 1.4%
    40,300  American Express Co.............     4,594,200
    70,400  Morgan Stanley, Dean Witter,
            Discover & Co...................     6,432,800
                                              ------------
                                                11,027,000
                                              ------------
            FINANCIAL -- MORTGAGE & RELATED
            SERVICES -- 1.1%
    98,500  Fannie Mae......................     5,983,875
    61,300  Freddie Mac.....................     2,884,931
                                              ------------
                                                 8,868,806
                                              ------------
            FINANCIAL -- SAVINGS & LOAN -- 0.1%
    11,300  H.F. Ahmanson & Co..............       802,300
                                              ------------
            FOOD -- CANNED -- 0.6%
    42,000  Campbell Soup Co................     2,231,250
    44,200  H.J. Heinz Co...................     2,480,725
                                              ------------
                                                 4,711,975
                                              ------------
            FOOD -- CONFECTIONARY -- 0.1%
    12,400  Hershey Foods Corp..............       855,600
                                              ------------

                                   Continued

                                    GROWTH AND INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            FOOD -- DIVERSIFIED -- 1.3%
    26,200  Bestfoods.......................  $  1,521,238
    44,800  ConAgra, Inc....................     1,419,600
    23,000  General Mills, Inc..............     1,572,625
    37,500  Kellogg Co......................     1,408,594
    20,000  Quaker Oats Co..................     1,098,750
    10,300  Ralston Purina Group............     1,203,169
    45,600  Sara Lee Corp...................     2,550,749
                                              ------------
                                                10,774,725
                                              ------------
            FOOD -- FLOUR & GRAIN -- 0.1%
    53,200  Archer-Daniels-Midland Co.......     1,030,750
                                              ------------
            FOOD ITEMS -- WHOLESALE -- 0.1%
    23,800  Supervalu, Inc..................     1,056,125
                                              ------------
            GAS & ELECTRIC UTILITY -- 0.4%
    41,100  PG & E Corp.....................     1,297,219
    57,000  Public Service Enterprises......     1,962,937
                                              ------------
                                                 3,260,156
                                              ------------
            HOTELS & LODGING -- 0.2%
    39,400  Hilton Hotels Corp..............     1,122,900
    24,800  Marriott International,
            Class A.........................       802,900
                                              ------------
                                                 1,925,800
                                              ------------
            INSTRUMENTS -- CONTROL -- 0.2%
     9,700  General Signal Corp.............       349,200
    12,600  Honeywell, Inc..................     1,052,888
                                              ------------
                                                 1,402,088
                                              ------------
            INSURANCE -- ACCIDENT & HEALTH -- 0.2%
    19,300  Aon Corp........................     1,355,825
                                              ------------
            INSURANCE -- BROKERS -- 0.2%
    22,350  Marsh & McLennan Cos., Inc......     1,350,778
                                              ------------
            INSURANCE -- LIFE -- 0.7%
    43,700  American General Corp...........     3,110,894
    19,800  Torchmark Corp..................       905,850
    12,200  TransAmerica Corp...............     1,404,525
                                              ------------
                                                 5,421,269
                                              ------------
            INSURANCE -- MULTI-LINE -- 1.6%
    14,900  Aetna, Inc......................     1,134,263
    30,300  CIGNA Corp......................     2,090,699
    19,700  Loews Corp......................     1,716,363
    10,700  MBIA, Inc.......................       801,163
   110,300  Travelers Group, Inc............     6,686,937
                                              ------------
                                                12,429,425
                                              ------------
            INSURANCE -- PROPERTY & CASUALTY -- 2.6%
    56,300  Allstate Corp...................     5,154,969
    64,400  American International Group....     9,402,399
    16,100  Chubb Corp......................     1,294,038
    11,700  General Re Corp.................     2,965,950
    21,400  Safeco Corp.....................       972,363
    15,596  St. Paul Cos., Inc..............       656,007
                                              ------------
                                                20,445,726
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            LEISURE & RECREATION/GAMING -- 0.1%
    11,600  Harrah's Entertainment, Inc.....  $    269,700
    16,300  Mirage Resorts*.................       347,394
                                              ------------
                                                   617,094
                                              ------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.1%
    47,500  Cincinnati Milacron, Inc........     1,154,844
                                              ------------
            MACHINERY -- CONSTRUCTION/MINING -- 0.2%
    36,400  Caterpillar, Inc................     1,924,650
                                              ------------
            MACHINERY -- ELECTRICAL -- 0.4%
    40,900  Emerson Electric Co.............     2,466,781
    21,400  W.W. Grainger, Inc..............     1,065,988
                                              ------------
                                                 3,532,769
                                              ------------
            MACHINERY -- FARM -- 0.2%
    33,000  Deere & Co......................     1,744,875
                                              ------------
            MACHINERY -- GENERAL INDUSTRIAL -- 0.4%
    34,000  Cooper Industries, Inc..........     1,867,875
    15,900  Illinois Tool Works, Inc........     1,060,331
                                              ------------
                                                 2,928,206
                                              ------------
            MACHINERY -- THERMAL PROCESSOR -- 0.1%
    26,100  Thermo Electron Corp.*..........       892,294
                                              ------------
            MEDIA CONGLOMERATES -- 1.4%
    55,200  Time Warner, Inc................     4,716,150
    63,700  Walt Disney Co..................     6,692,481
                                              ------------
                                                11,408,631
                                              ------------
            MEDICAL -- BIOMEDICAL/GENETIC -- 0.2%
    25,000  Amgen, Inc.*....................     1,634,375
                                              ------------
            MEDICAL -- DRUGS -- 9.4%
   145,200  Abbott Laboratories.............     5,935,050
   126,800  American Home Products Corp.....     6,561,900
   116,600  Bristol-Myers Squibb Co.........    13,401,712
    98,400  Eli Lilly & Co..................     6,500,550
   108,300  Merck & Co., Inc................    14,485,124
   116,000  Pfizer, Inc.....................    12,607,750
    46,900  Pharmacia & Upjohn, Inc.........     2,163,263
    71,800  Schering-Plough Corp............     6,578,675
    87,000  Warner-Lambert Co...............     6,035,625
                                              ------------
                                                74,269,649
                                              ------------
            MEDICAL -- HEALTH MEDICAL ORGANIZATION -- 0.1%
    21,200  Humana, Inc.*...................       661,175
                                              ------------
            MEDICAL -- WHOLESALE DRUG -- 0.2%
    14,700  Cardinal Health, Inc............     1,378,125
                                              ------------
            MEDICAL INSTRUMENTS -- 0.2%
    42,100  Biomet, Inc.*...................     1,391,931
                                              ------------
            MEDICAL PRODUCTS -- 0.5%
    37,400  Baxter International, Inc.......     2,012,588
    27,700  Guidant Corp....................     1,975,356
                                              ------------
                                                 3,987,944
                                              ------------

                                   Continued

                                    GROWTH AND INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            MEDICAL/DENTAL SUPPLIES -- 1.5%
    19,700  Becton, Dickinson & Co..........  $  1,529,213
    34,300  C.R. Bard, Inc..................     1,305,544
   125,900  Johnson & Johnson...............     9,285,124
                                              ------------
                                                12,119,881
                                              ------------
            METAL -- GOLD -- 0.3%
    57,400  Barrick Gold Corp...............     1,101,363
    39,400  Newmont Mining Corp.............       930,825
                                              ------------
                                                 2,032,188
                                              ------------
            METAL -- MISCELLANEOUS -- 0.1%
    75,600  Cyprus Amax Minerals Co.........     1,001,700
                                              ------------
            METAL -- NON-FERROUS -- 0.4%
    23,300  Aluminum Co. of America.........     1,536,343
     5,300  Phelps Dodge Corp...............       303,094
    24,600  Reynolds Metals Co..............     1,376,063
                                              ------------
                                                 3,215,500
                                              ------------
            OFFICE AUTOMATION & EQUIPMENT -- 0.7%
    28,700  IKON Office Solutions, Inc......       417,944
    41,200  Pitney Bowes, Inc...............     1,982,750
    29,800  Xerox Corp......................     3,028,425
                                              ------------
                                                 5,429,119
                                              ------------
            OIL & GAS -- DRILLING -- 0.4%
    49,400  Schlumberger Ltd................     3,374,638
                                              ------------
            OIL -- INTERNATIONAL INTEGRATED -- 4.4%
    63,000  Chevron Corp....................     5,232,938
   238,500  Exxon Corp......................    17,008,030
    76,000  Mobil Corp......................     5,823,500
   130,500  Royal Dutch Petroleum Co., ADR..     7,153,031
                                              ------------
                                                35,217,499
                                              ------------
            OIL -- PRODUCTION/PIPELINE -- 0.1%
    14,250  Columbia Gas System, Inc........       792,656
                                              ------------
            OIL -- U.S. EXPLORATION & PRODUCTION -- 0.0%
    19,700  Union Pacific Resources Group,
            Inc.............................       345,981
                                              ------------
            OIL -- U.S. INTEGRATED -- 2.4%
   109,600  Amoco Corp......................     4,562,099
    91,400  Atlantic Richfield Co...........     7,140,624
    12,900  Kerr-Mcgee Corp.................       746,588
    15,700  Pennzoil Co.....................       794,813
    39,400  Phillips Petroleum Co...........     1,898,588
    39,400  Unocal Corp.....................     1,408,550
    87,100  USX-Marathon Group..............     2,988,619
                                              ------------
                                                19,539,881
                                              ------------
            OIL REFINING -- 0.4%
    30,400  Ashland, Inc....................     1,569,400
    35,100  Sun Co., Inc....................     1,362,319
                                              ------------
                                                 2,931,719
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            PAPER & RELATED PRODUCTS -- 0.6%
    28,000  Fort James Corp.................  $  1,246,000
    39,300  International Paper Co..........     1,689,900
    19,700  Mead Corp.......................       625,475
    19,400  Union Camp Corp.................       962,725
     9,900  Westvaco Corp...................       279,675
                                              ------------
                                                 4,803,775
                                              ------------
            PHOTOGRAPHY -- 0.1%
    26,100  Polaroid Corp...................       928,181
                                              ------------
            PROTECTION -- SAFETY -- 0.6%
    74,900  Tyco International Ltd..........     4,718,700
                                              ------------
            PUBLISHING -- BOOKS -- 0.1%
    13,800  McGraw-Hill Cos., Inc...........     1,125,563
                                              ------------
            PUBLISHING -- NEWSPAPERS -- 0.8%
     9,100  Dow Jones & Co..................       507,325
    40,100  Gannett, Inc....................     2,849,606
    14,400  Knight-Ridder, Inc..............       792,900
     9,900  New York Times Co...............       784,575
     9,300  Times Mirror Co.................       584,738
    17,700  Tribune Co......................     1,217,981
                                              ------------
                                                 6,737,125
                                              ------------
            RESTAURANTS -- 0.6%
    65,100  McDonald's Corp.................     4,491,900
                                              ------------
            RETAIL -- APPAREL/SHOES -- 0.7%
    58,200  Gap, Inc........................     3,586,575
    57,800  Limited, Inc....................     1,914,625
                                              ------------
                                                 5,501,200
                                              ------------
            RETAIL -- DISCOUNT -- 2.7%
    61,600  Dayton-Hudson Corp..............     2,987,600
    39,400  Kmart Corp.*....................       758,450
   293,700  Wal-Mart Stores, Inc............    17,842,274
                                              ------------
                                                21,588,324
                                              ------------
            RETAIL -- DRUG STORE -- 0.3%
    48,500  Walgreen Co.....................     2,003,656
                                              ------------
            RETAIL -- MAJOR DEPARTMENT STORES -- 0.7%
    30,000  J.C. Penney, Inc................     2,169,375
    22,800  May Department Stores Co........     1,493,400
    37,000  Sears, Roebuck & Co.............     2,259,313
                                              ------------
                                                 5,922,088
                                              ------------
            RETAIL -- REGIONAL DEPARTMENT STORES -- 0.1%
    20,200  Federated Department Stores,
            Inc.*...........................     1,087,013
                                              ------------
            RETAIL -- SUPERMARKETS -- 0.1%
    34,100  American Stores Co..............       824,794
                                              ------------
            RETAIL/WHOLESALE -- AUTO PARTS -- 0.2%
    37,700  Autozone, Inc.*.................     1,204,044
                                              ------------
            RUBBER -- TIRES -- 0.1%
    17,200  Goodyear Tire & Rubber Co.......     1,108,325
                                              ------------

                                   Continued

                                    GROWTH AND INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            SOAP & CLEANING PREPARATIONS -- 1.4%
   125,200  Procter & Gamble Co.............  $ 11,401,025
                                              ------------
            TELECOMMUNICATIONS -- CELLULAR -- 0.3%
    45,700  Airtouch Communications,
            Inc.*...........................     2,670,594
                                              ------------
            TELECOMMUNICATIONS -- EQUIPMENT -- 2.2%
    27,300  General Instrument Corp.*.......       742,219
    15,800  Harris Corp.....................       706,063
   142,300  Lucent Technologies, Inc........    11,837,580
    82,700  Motorola, Inc...................     4,346,919
                                              ------------
                                                17,632,781
                                              ------------
            TEXTILE -- APPAREL -- 0.1%
    19,700  VF Corp.........................     1,013,319
                                              ------------
            TOBACCO -- 1.3%
   243,500  Philip Morris Cos., Inc.........     9,587,813
    28,600  U.S.T., Inc.....................       772,200
                                              ------------
                                                10,360,013
                                              ------------
            TOOLS -- HAND HELD -- 0.2%
     9,300  Black & Decker Corp.............       567,300
    12,300  Snap-On, Inc....................       445,875
     9,600  The Stanley Works...............       399,000
                                              ------------
                                                 1,412,175
                                              ------------
            TOYS/GAME/HOBBY -- 0.3%
    33,300  Hasbro, Inc.....................     1,309,107
    30,900  Mattel, Inc.....................     1,307,456
                                              ------------
                                                 2,616,563
                                              ------------
            TRANSPORTATION -- AIR FREIGHT -- 0.1%
    14,700  FDX Corp.*......................       922,425
                                              ------------
            TRANSPORTATION -- AIRLINE -- 0.5%
    18,000  AMR Corp.*......................     1,498,500
     7,200  Delta Air Lines, Inc............       930,600
    43,200  Southwest Airlines Co...........     1,279,800
                                              ------------
                                                 3,708,900
                                              ------------
            TRANSPORTATION -- EQUIPMENT &
            LEASING -- 0.0%
     9,900  Ryder Systems, Inc..............       312,469
                                              ------------
            TRANSPORTATION -- RAILROAD -- 0.5%
    34,500  CSX Corp........................     1,569,750
    34,000  Norfolk Southern Corp...........     1,013,625
    29,100  Union Pacific Corp..............     1,284,038
                                              ------------
                                                 3,867,413
                                              ------------
            UTILITIES -- ELECTRIC POWER -- 1.9%
     9,600  Ameren Corp.....................       381,600
    39,400  Baltimore Gas & Electric Co.....     1,223,863
    47,900  Consolidated Edison, Inc........     2,206,393
    33,200  Detroit Edison Co...............     1,340,450
    37,200  Dominion Resources, Inc.........     1,515,900
    19,700  Entergy Corp....................       566,375
    49,800  First Energy Corp...............     1,531,350
    16,600  Florida Power & Light, Inc......     1,045,800
    19,100  Houston Industries, Inc.........       589,713

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            UTILITIES -- ELECTRIC POWER (CONTINUED)
    30,400  Northern States Power Co........  $    870,200
    43,500  PacifiCorp......................       984,188
    43,900  Peco Energy Corp................     1,281,331
    34,600  Texas Utilities Co..............     1,440,225
                                              ------------
                                                14,977,388
                                              ------------
            UTILITIES -- GAS DISTRIBUTION -- 0.1%
    19,700  Eastern Enterprises.............       844,638
     8,600  ONEOK, Inc......................       342,925
                                              ------------
                                                 1,187,563
                                              ------------
            UTILITIES -- TELEPHONE -- 6.0%
    94,300  Ameritech Corp..................     4,231,713
   139,600  AT&T Corp.......................     7,974,649
   160,400  Bell Atlantic Corp..............     7,318,249
   103,600  BellSouth Corp..................     6,954,150
    88,800  GTE Corp........................     4,939,500
    17,800  MCI Communications Corp.........     1,034,625
   182,200  SBC Communications, Inc.........     7,288,000
    40,200  Sprint Corp.....................     2,834,100
    49,997  US West, Inc....................     2,349,859
    53,400  WorldCom, Inc.*.................     2,586,563
                                              ------------
                                                47,511,408
                                              ------------
            TOTAL COMMON STOCKS.............   779,653,150
                                              ------------
            (Cost $574,851,717)
INVESTMENT COMPANIES -- 2.5%
10,029,788  Dreyfus Cash Management Money
            Market Fund.....................    10,029,788
 9,826,991  Federated Prime Value
            Obligations Money Market Fund...     9,826,991
                                              ------------
            TOTAL INVESTMENT COMPANIES......    19,856,779
                                              ------------
            (Cost $19,856,779)
TOTAL INVESTMENTS -- 100.0%.................   799,509,929
(Cost $594,708,496)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.0%.......................       303,909
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $799,813,838
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $215,160,344
       Unrealized depreciation...............   (10,358,911)
                                               ------------
       Net unrealized appreciation...........  $204,801,433
                                               ============

(b) Security has been deposited as initial margin on open futures contract.

* Non-income producing security

ADR American Depositary Receipt

At June 30, 1998 the Fund's open future contracts were as follows:

  # OF           OPENING         CURRENT       MARKET
CONTRACTS     CONTRACT TYPE     POSITION        VALUE
---------   -----------------  -----------   -----------
66...       Standard & Poor's  $18,615,835   $18,859,500
              500, 9/17/98

                       See Notes to Financial Statements.

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS  -- 98.4%
            ADVERTISING -- 0.9%
    51,000  Catalina Market Corp. *.........  $  2,648,813
    45,400  Ha-Lo Industries, Inc. *........     1,413,075
   163,400  Sitel Corp. *...................     1,082,525
    66,300  True North Communications.......     1,939,275
                                              ------------
                                                 7,083,688
                                              ------------
            AEROSPACE & DEFENSE -- 0.3%
    20,200  Alliant Techsystems, Inc. *.....     1,277,650
    39,100  Newport News Shipbuilding.......     1,045,925
                                              ------------
                                                 2,323,575
                                              ------------
            AEROSPACE/DEFENSE EQUIPMENT -- 0.6%
    42,250  AAR Corp. ......................     1,249,016
    42,800  Aviall, Inc. *..................       585,825
    39,100  Banner Aerospace, Inc. *........       503,413
     3,600  Ducommun, Inc. *................        72,000
    38,800  Fairchild Corp., Class A *......       783,275
    56,200  Hexcel Corp. *..................     1,271,524
     3,000  Simula, Inc. *..................        49,313
                                              ------------
                                                 4,514,366
                                              ------------
            APPLIANCES & HOUSEHOLD PRODUCTS -- 0.1%
   119,900  Fedders Corp. ..................       801,831
    50,400  Royal Appliance Manufacturing
            Co. *...........................       315,000
                                              ------------
                                                 1,116,831
                                              ------------
            AUDIO/VIDEO PRODUCTION -- 0.2%
    48,280  Harman International Industries,
            Inc. ...........................     1,858,780
   148,369  Zenith Electronics Corp. *......        44,511
                                              ------------
                                                 1,903,291
                                              ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 1.0%
    51,800  Arvin Industries, Inc. .........     1,880,987
    23,100  Breed Technologies, Inc. *......       353,719
    71,500  Detroit Diesel Corp. *..........     1,541,718
     3,100  Excel Industries, Inc...........        44,369
    37,500  Miller Industries, Inc. *.......       290,625
    27,700  Standard Products Co. ..........       779,063
    23,000  Superior Industries
            International...................       648,313
    64,975  Titan International Inc. .......     1,104,575
    35,500  Tower Automotive, Inc. *........     1,522,062
     5,800  Wabash National Corp. ..........       149,350
                                              ------------
                                                 8,314,781
                                              ------------
            AUTO/TRUCK -- REPLACEMENT EQUIPMENT -- 0.3%
    16,200  Exide Corp. ....................       272,363
    38,000  Standard Motor Products, Inc. *.       845,500
    61,837  Wynn's International, Inc. .....     1,190,362
                                              ------------
                                                 2,308,225
                                              ------------
            BANKS -- MIDWEST -- 0.9%
    63,900  CNB Bancshares, Inc. ...........     3,067,199
    57,200  First Midwest Bancgroup, Inc. ..     2,515,013
    68,200  Irwin Financial Corp. ..........     1,982,063
                                              ------------
                                                 7,564,275
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            BANKS -- NORTHEAST -- 1.1%
    45,045  Commerce Bancorp, Inc. .........  $  2,635,133
    11,100  Commercial Bank of New York.....       294,150
    72,600  First Commonwealth Financial....     2,050,950
    57,200  Hubco, Inc. ....................     2,048,475
    43,200  Independent Bank Corp. .........       837,000
    21,800  Sterling Bancorp................       566,800
                                              ------------
                                                 8,432,508
                                              ------------
            BANKS -- SOUTHEAST -- 0.7%
   115,600  BancorpSouth, Inc. .............     2,427,600
    62,300  F & M National Corp. ...........     1,806,700
    28,700  Trans Financial, Inc. ..........     1,646,663
                                              ------------
                                                 5,880,963
                                              ------------
            BANKS -- SOUTHWEST -- 0.1%
    32,800  Texas Regional Bancshares.......     1,074,200
                                              ------------
            BANKS -- WEST -- 0.1%
    25,826  First Republic Bancorp, Inc. *..       932,964
                                              ------------
            BEVERAGES -- ALCOHOLIC -- 0.0%
    31,000  Boston Beer Company, Inc.-
            Class A *.......................       395,250
                                              ------------
            BEVERAGES -- SOFT DRINKS -- 0.0%
     2,145  Buenos Aires Embotella Doro-
            ADR *...........................             0
     8,000  Pepsi-Cola Puerto Rico
            Bottling Co. *..................        60,000
                                              ------------
                                                    60,000
                                              ------------
            BROADCASTING/CABLE -- 0.5%
    45,500  BET Holdings, Inc. *............     2,863,656
   130,300  Spelling Entertainment Group *..     1,221,563
                                              ------------
                                                 4,085,219
                                              ------------
            BUILDING -- 0.7%
    65,400  Calmat Co. .....................     1,438,800
    37,400  Centex Construction Products,
            Inc. ...........................     1,439,900
    40,800  Dravo Corp. *...................       374,850
    22,700  Lone Star Industries, Inc. .....     1,749,319
    12,000  Medusa Corp. ...................       753,000
                                              ------------
                                                 5,755,869
                                              ------------
            BUILDING & CONSTRUCTION --
            MISCELLANEOUS -- 0.4%
     2,200  Butler Manufacturing Co. .......        74,938
    45,900  Dal-Tile International, Inc. *..       450,394
     1,700  Dayton Superior Corp. ..........        30,600
    37,050  Elcor Corp. ....................       935,513
    32,800  Nortek, Inc. *..................     1,008,599
    33,760  Republic Gypsum Co. ............       708,960
     4,400  Willbros Group, Inc. *..........        68,750
                                              ------------
                                                 3,277,754
                                              ------------

                                   Continued

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            BUILDING -- HEAVY CONSTRUCTION -- 0.6%
    24,600  Dycom Industries, Inc. *........  $    830,250
     5,200  Granite Construction, Inc. .....       159,250
    18,400  Jacobs Engineering Group,
            Inc. *..........................       591,100
   123,000  Morrison Knudsen Corp. *........     1,729,687
    37,700  Stone & Webster, Inc. ..........     1,493,863
                                              ------------
                                                 4,804,150
                                              ------------
            BUILDING -- MAINTENANCE & SERVICE -- 0.2%
    57,800  ABM Industries, Inc.............     1,611,175
     4,100  American Residential Services *.        46,125
     9,700  Rollins, Inc. ..................       198,850
     4,100  Service Experts, Inc. *.........       141,450
                                              ------------
                                                 1,997,600
                                              ------------
            BUILDING -- MOBILE/MANUFACTURING &
            RECREATIONAL VEHICLES -- 0.2%
    30,500  Cavalier Homes, Inc. ...........       394,594
    25,100  Coachmen Industries, Inc. ......       655,737
    38,300  Winnebago Industries, Inc. .....       478,750
                                              ------------
                                                 1,529,081
                                              ------------
            BUILDING -- RESIDENTIAL/COMMERCIAL -- 1.0%
    10,000  Beazer Homes USA, Inc. *........       259,375
    46,000  D. R. Horton, Inc. .............       960,250
    54,400  Kaufman & Broad Home Corp. .....     1,727,199
    23,900  M/I Schottenstein Homes, Inc. ..       516,838
    24,900  MDC Holdings, Inc. .............       491,775
    35,400  Pulte Corp. ....................     1,057,575
    21,800  Ryland Group, Inc. .............       572,250
    64,500  Standard-Pacific Corp. .........     1,330,313
    31,000  Toll Brothers, Inc. *...........       889,313
     3,300  U.S. Home Corp. *...............       136,125
                                              ------------
                                                 7,941,013
                                              ------------
            BUILDING PRODUCTS -- AIR CONDITIONING/
            HEAT -- 0.2%
    41,975  Watsco, Inc. ...................     1,476,995
                                              ------------
            BUILDING PRODUCTS -- LIGHTING/FIXTURES -- 0.1%
    23,000  Thomas Industries, Inc. ........       562,063
                                              ------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE -- 0.3%
    71,400  HomeBase, Inc. *................       566,738
    59,900  Hughes Supply, Inc..............     2,193,837
                                              ------------
                                                 2,760,575
                                              ------------
            BUSINESS INFORMATION -- 0.3%
    71,900  Primark Corp. *.................     2,251,369
                                              ------------
            BUSINESS SERVICES -- 1.2%
    61,600  ADVO, Inc. *....................     1,736,349
    37,400  Budget Group, Inc.-Class A *....     1,194,463
    56,400  Caribiner International, Inc. *.       987,000
    38,300  Fair Issac & Co., Inc. .........     1,455,400
    66,700  Franklin Covey Co. *............     1,283,975
    45,200  Healthplan Services Corp. ......       791,000

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            BUSINESS SERVICES (CONTINUED)
    51,200  Interim Services, Inc. *........  $  1,644,800
    64,100  Physicians Resource Group,
            Inc. *..........................       292,456
                                              ------------
                                                 9,385,443
                                              ------------
            CHEMICALS -- DIVERSIFIED -- 0.2%
    47,800  ChemFirst, Inc. ................     1,206,950
                                              ------------
            CHEMICALS -- PLASTIC -- 0.5%
    12,600  Borden Chemicals & Plastics LP..        72,450
    44,100  Geon Co. .......................     1,011,544
    61,700  Spartech Corp. .................     1,322,693
    57,400  Wellman, Inc. ..................     1,302,263
                                              ------------
                                                 3,708,950
                                              ------------
            CHEMICALS -- SPECIALTY -- 1.2%
    40,000  Bush Boake Allen, Inc. *........     1,172,500
    45,800  General Chemical Group, Inc. ...     1,270,950
    55,600  Lawter International, Inc. .....       604,650
    30,400  LeaRonal, Inc. .................       725,800
    53,000  Lilly Industries, Inc. .........     1,146,125
    45,300  Material Sciences Corp. *.......       526,613
    24,000  McWhorter Technologies, Inc. *..       634,500
    91,400  NL Industries, Inc. ............     1,827,999
    40,800  OM Group, Inc...................     1,683,000
     5,000  TETRA Technologies, Inc. *......        83,750
                                              ------------
                                                 9,675,887
                                              ------------
            COAL -- 0.1%
    49,100  Zeigler Coal Holding Co. .......       840,838
                                              ------------
            COMMERCIAL SERVICES -- 1.2%
    35,100  CDI Corp. *.....................       938,925
     4,800  InaCom Corp. *..................       152,400
    24,500  Leasing Solutions, Inc. *.......       704,375
    40,100  Maximus, Inc. *.................     1,170,419
   140,400  National Processing, Inc. *.....     1,500,525
    65,900  Norrell Corp. ..................     1,313,881
    85,800  NOVA Corp. *....................     3,067,349
    54,200  Personnel Group of America,
            Inc. *..........................     1,084,000
                                              ------------
                                                 9,931,874
                                              ------------
            COMPUTER SOFTWARE -- 1.6%
    27,700  Ardent Software, Inc. *.........       380,875
    60,000  Excalibur Technologies Corp. *..       660,000
   133,000  Learning Co., Inc. *............     3,940,124
    34,500  MacNeal-Schwendler Corp. *......       338,531
    17,400  Microprose, Inc. *..............        77,213
   138,208  Midway Games, Inc. *............     2,159,500
    63,200  Platinum Software, Inc. *.......     1,540,500
    29,400  Project Software & Development,
            Inc. *..........................       589,838
    25,100  Rainbow Technologies, Inc. *....       514,550
    15,800  Software Spectrum, Inc. *.......       319,950
   135,700  Vanstar Corp. *.................     1,976,131
                                              ------------
                                                12,497,212
                                              ------------

                                   Continued

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            COMPUTERS -- GRAPHICS -- 0.1%
   105,366  Chyron Corp. *..................  $    388,537
    28,800  STB Systems, Inc. *.............       360,000
                                              ------------
                                                   748,537
                                              ------------
            COMPUTERS -- INTEGRATED SYSTEMS -- 0.6%
   104,000  Cerner Corp. *..................     2,944,500
    48,600  MICROS Systems, Inc. *..........     1,608,356
                                              ------------
                                                 4,552,856
                                              ------------
            COMPUTERS -- LOCAL AREA NETWORK -- 0.4%
   149,600  Anixter International, Inc. *...     2,851,750
                                              ------------
            COMPUTERS -- MEMORY DEVICES -- 0.3%
    74,911  Applied Magnetics Corp. *.......       571,196
    57,100  Hutchinson Technology, Inc. *...     1,555,975
                                              ------------
                                                 2,127,171
                                              ------------
            COMPUTERS -- MICRO -- 0.2%
   128,100  Data General Corp. *............     1,913,494
                                              ------------
            COMPUTERS -- OPTICAL RECOGNITION -- 0.2%
    65,900  BancTec, Inc. *.................     1,523,938
                                              ------------
            COMPUTERS -- PERIPHERAL EQUIPMENT -- 0.4%
    37,000  Analogic Corp. .................     1,655,750
    31,100  ENCAD, Inc. *...................       423,738
    44,900  Media 100, Inc. *...............       171,181
    69,500  Mylex Corp. *...................       469,125
    24,200  Printronix, Inc. *..............       387,200
    18,362  TransAct Technologies, Inc. *...       162,963
    12,400  Tridex Corp. *..................        89,900
                                              ------------
                                                 3,359,857
                                              ------------
            COMPUTERS -- SERVICES -- 2.2%
   105,000  Affiliated Computer
            Services--Class A *.............     4,042,499
    70,500  Analysts International Corp. ...     2,000,438
    44,000  BA Merchant Services, Inc. *....       888,250
    65,300  Bell & Howell Co. *.............     1,685,556
    24,500  Broadway & Seymour, Inc. *......       137,813
    20,400  BTG, Inc. *.....................       183,600
    57,600  Computer Task Group, Inc. ......     1,929,600
    52,500  DBT Online, Inc. *..............     1,417,500
    30,100  Factset Research Systems *......       978,250
   114,400  PSINet, Inc. *..................     1,487,200
    82,000  Safeguard Scientifics, Inc. *...     3,418,374
                                              ------------
                                                18,169,080
                                              ------------
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.8%
    61,200  Department 56, Inc. *...........     2,172,599
    49,900  Ekco Group, Inc. *..............       392,963
    67,500  Jenny Craig, Inc. *.............       409,219
    71,500  Jostens, Inc. ..................     1,724,938
    46,950  Oneida, Ltd. ...................     1,437,844
                                              ------------
                                                 6,137,563
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            CONTAINERS -- METAL & GLASS -- 0.3%
    17,900  BWAY Corp. *....................  $    384,850
    37,400  United States Can Corp. *.......       549,313
    43,700  Zero Corp. .....................     1,250,912
                                              ------------
                                                 2,185,075
                                              ------------
            CONTAINERS -- PAPER & PLASTIC -- 0.3%
    58,700  ACX Technologies, Inc. *........     1,276,725
    95,400  Longview Fibre Co. .............     1,359,450
                                              ------------
                                                 2,636,175
                                              ------------
            COSMETICS & TOILETRIES -- 0.4%
   118,000  Playtex Products, Inc. *........     1,880,625
    39,400  Windmere-Durable
            Holding, Inc. *.................     1,411,013
                                              ------------
                                                 3,291,638
                                              ------------
            DATA PROCESSING & REPRODUCTION -- 0.5%
    38,400  Choicepoint, Inc. *.............     1,944,000
    90,100  Pegasystems, Inc. *.............     2,443,963
                                              ------------
                                                 4,387,963
                                              ------------
            DIVERSIFIED -- 1.4%
    33,850  Allied Products Corp. ..........       717,197
    17,700  Chemed Corp. ...................       602,906
    38,400  Clarcor, Inc. ..................       806,400
    45,100  Federal Signal Corp. ...........     1,096,494
    60,800  Gencorp, Inc. ..................     1,535,200
    41,700  Griffon Corp. *.................       534,281
    17,200  Imation Corp. *.................       284,875
    23,350  Manitowoc Co., Inc. ............       942,756
    38,000  MascoTech, Inc. ................       912,000
    31,500  Standex International Corp. ....       933,188
    84,300  Triarc Cos., Inc. *.............     1,849,330
    30,720  U.S. Industries, Inc. ..........       760,320
                                              ------------
                                                10,974,947
                                              ------------
            ELECTRICAL & ELECTRONIC -- 0.3%
    36,600  MDU Resources Group, Inc. ......     1,306,162
    29,400  Sigcorp, Inc. ..................       942,638
                                              ------------
                                                 2,248,800
                                              ------------
            ELECTRICAL COMPONENTS --
            SEMICONDUCTORS -- 1.5%
   279,700  Cypress Semiconductor Corp. *...     2,325,005
   115,000  General Semiconductor, Inc. *...     1,135,625
    36,900  Integrated Circuit Systems,
            Inc. ...........................       613,463
   158,500  International Rectifier Corp. *.     1,347,250
   128,600  MEMC Electronic Materials,
            Inc. *..........................     1,334,225
    86,900  PMC-Sierra, Inc. *..............     4,073,437
    72,700  Unitrode Corp. *................       836,050
                                              ------------
                                                11,665,055
                                              ------------
            ELECTRICAL EQUIPMENT -- 0.3%
    17,300  C&D Technologies, Inc. .........     1,003,400
    27,100  United Illuminating Co. ........     1,371,938
                                              ------------
                                                 2,375,338
                                              ------------

                                   Continued

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            ELECTRONIC -- CONNECTORS -- 0.3%
   131,400  Berg Electronics Corp. *........  $  2,570,513
                                              ------------
            ELECTRONIC -- MANUFACTURING &
            MACHINERY -- 0.4%
    70,300  Kulicke & Soffa Industries,
            Inc. *..........................     1,195,100
    46,400  PRI Automation, Inc. *..........       791,700
    48,100  SpeedFam International, Inc. *..       886,844
    27,600  Watkins-Johnson Co..............       717,600
                                              ------------
                                                 3,591,244
                                              ------------
            ELECTRONIC -- MILITARY -- 0.1%
    29,800  ESCO Electronics Corp. *........       566,200
    36,100  United Industrial Corp. ........       469,300
                                              ------------
                                                 1,035,500
                                              ------------
            ELECTRONIC -- MISCELLANEOUS
            COMPONENTS -- 1.6%
    24,100  ACT Manufacturing, Inc. *.......       228,950
    83,600  BMC Industries, Inc. ...........       731,500
    29,800  California Amplifier, Inc. *....        55,875
    46,056  CTS Corp. ......................     1,358,652
    24,100  Del Global Technologies
            Corp. *.........................       241,000
    32,500  Hadco Corp. *...................       757,656
    44,800  Innovex, Inc. ..................       585,200
    61,200  Littlefuse, Inc. *..............     1,545,300
    57,300  Oak Industries, Inc. *..........     2,026,987
    63,800  OEA, Inc. *.....................     1,020,800
    37,700  Park Electrochemical Corp. .....       796,413
    73,700  Photronics Corp. *..............     1,626,006
    40,000  Plexus Corp. *..................       795,000
    23,500  RadiSys Corp. *.................       505,250
    17,900  Reptron Electronics, Inc. *.....       200,256
                                              ------------
                                                12,474,845
                                              ------------
            ELECTRONIC COMPONENTS/INSTRUMENTS -- 0.7%
    74,000  Artesyn Technologies, Inc. *....     1,184,000
    87,200  Cable Design Technologies *.....     1,798,500
    25,150  Dynatech Corporation-W/I *......        78,468
    50,900  Technitrol, Inc. ...............     2,032,819
     3,200  Triumph Group, Inc. *...........       134,400
                                              ------------
                                                 5,228,187
                                              ------------
            ELECTRONIC MEASURING MACHINES -- 0.5%
    58,200  Fluke Corp. ....................     1,913,325
    82,800  Genrad, Inc. *..................     1,635,300
    32,500  Microtest, Inc. *...............       148,281
                                              ------------
                                                 3,696,906
                                              ------------
            ELECTRONIC PARTS -- DISTRIBUTION -- 0.4%
    29,418  Bell Industries, Inc. *.........       334,630
    86,200  Kent Electronics Corp. *........     1,578,537
    51,500  Marshall Industries *...........     1,403,375
    29,200  Nu Horizons Electronics Corp. *.       175,200
                                              ------------
                                                 3,491,742
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            ELECTRONIC PRODUCTS -- MISCELLANEOUS -- 1.3%
    32,900  Aeroflex, Inc. *................  $    341,338
    83,900  Allen Telecom, Inc. *...........       975,338
    23,500  American Precision Industries *.       358,375
   104,600  Ametek, Inc. ...................     3,066,087
    61,900  Electronic Retailing Systems
            International, Inc. *...........       177,963
    26,400  Franklin Electronic Publishers,
            Inc. *..........................       264,000
    51,400  Integrated Process Equipment *..       578,250
    31,700  Kollmorgen Corp. ...............       635,981
    34,100  Kopin Corp. *...................       656,425
    96,500  MagneTek, Inc. *................     1,519,874
    39,900  Recoton Corp. *.................     1,336,649
    25,300  Three-Five Systems, Inc. *......       441,169
                                              ------------
                                                10,351,449
                                              ------------
            ENGINEERING -- RESEARCH & DEVELOPMENT
            SERVICES -- 0.1%
    26,490  URS Corp. *.....................       450,330
                                              ------------
            ENTERTAINMENT -- 0.3%
    31,430  Loews Cineplex Entertainment *..       402,697
     4,700  Scientific Games Holdings
            Corp. *.........................       108,100
    63,400  Vail Resorts, Inc. *............     1,688,025
                                              ------------
                                                 2,198,822
                                              ------------
            FERTILIZERS -- 0.4%
    54,636  Mississippi Chemical Corp. .....       898,079
   138,300  Terra Industries, Inc. .........     1,244,700
     6,200  Terra Nitrogen Company LP.......       155,000
    16,100  The Scotts Company *............       599,725
                                              ------------
                                                 2,897,504
                                              ------------
            FINANCIAL -- CONSUMER LOANS -- 0.8%
    83,600  AmeriCredit Corp. *.............     2,983,474
   113,500  Arcadia Financial Ltd. *........       858,344
    47,800  Student Loan Corp. .............     2,249,588
                                              ------------
                                                 6,091,406
                                              ------------
            FINANCIAL -- INVESTMENT BANKER/BROKER -- 1.2%
    35,000  Ameritrade Holding Corp.-
            Class A *.......................       945,000
    38,750  Dain Rauscher Corp. ............     2,121,563
   126,700  E*Trade Group, Inc. *...........     2,906,180
   100,600  Everen Capital Corp. ...........     2,816,800
    28,600  Southwest Securities Group,
            Inc. ...........................       643,500
                                              ------------
                                                 9,433,043
                                              ------------
            FINANCIAL -- INVESTMENT BANKERS -- 1.1%
    28,200  Advest Group, Inc. .............       814,275
    17,900  Interstate/Johnson Lane, Inc. ..       563,850
    62,800  Jefferies Group, Inc. ..........     2,574,800
    59,300  McDonald & Co. Investments,
            Inc. ...........................     1,945,781

                                   Continued

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            FINANCIAL -- INVESTMENT BANKERS (CONTINUED)
   100,325  Morgan Keegan, Inc. ............  $  2,595,909
    39,500  National Discount Brokers
            Group *.........................       419,688
                                              ------------
                                                 8,914,303
                                              ------------
            FINANCIAL -- LEASING COMPANY -- 0.9%
    30,900  Cort Business Services Corp. *..       973,350
    36,200  DVI, Inc. *.....................       923,100
    43,000  Rental Service Corp. *..........     1,445,875
   100,400  U S Rentals, Inc. *.............     3,959,525
                                              ------------
                                                 7,301,850
                                              ------------
            FINANCIAL -- MORTGAGE & RELATED
            SERVICES -- 1.0%
    82,800  Aames Financial Corp. ..........     1,138,500
    34,100  Delta Financial Corp. *.........       626,588
   109,100  Imperial Credit Industries,
            Inc. *..........................     2,563,849
    56,700  Southern Pacific Funding
            Corp. *.........................       889,481
    31,000  Triad Guaranty, Inc. *..........     1,054,000
    88,100  United Cos. Financial Corp. ....     1,376,563
                                              ------------
                                                 7,648,981
                                              ------------
            FINANCIAL -- SAVINGS & LOAN -- 1.2%
    91,486  Downey Financial Corp. .........     2,990,448
   101,300  Firstbank Puerto Rico...........     2,633,799
    34,700  Firstfed Financial Corp. *......     1,804,400
    17,700  Maryland Federal Bancorp........       701,363
    18,100  PonceBank.......................       467,206
    80,273  Westcorp........................     1,103,754
                                              ------------
                                                 9,700,970
                                              ------------
            FINANCIAL -- SMALL BUSINESS INVESTMENT CO. &
            COMMERCIAL -- 0.2%
    66,000  Sirrom Capital Corp. ...........     1,716,000
                                              ------------
            FINANCIAL SERVICES -- DIVERSIFIED -- 0.6%
    28,500  Healthcare Financial Partners *.     1,747,406
   105,000  Paymentech, Inc. *..............     2,159,063
   144,500  Phoenix Investment Partners.....     1,255,344
                                              ------------
                                                 5,161,813
                                              ------------
            FOOD -- DIVERSIFIED -- 0.7%
    54,400  Earthgrains Co. ................     3,039,599
     4,400  Morrison Health Care, Inc.......        81,400
    39,400  Ralcorp Holding, Inc. *.........       743,675
    41,500  Smucker (J.M.) Co. .............     1,011,563
     2,900  Tasty Baking Co. ...............        45,131
    64,020  Zapata Corp. ...................       632,198
                                              ------------
                                                 5,553,566
                                              ------------
            FOOD -- FLOUR & GRAIN -- 0.2%
    50,600  International Multi-Foods
            Corp. ..........................     1,391,500
                                              ------------
            FOOD -- MEAT PRODUCTS -- 0.2%
    77,500  Pilgrim's Pride Corp. ..........     1,550,000
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            FOOD ITEMS -- WHOLESALE -- 0.4%
    42,500  Fleming Co., Inc. ..............  $    746,406
    69,436  U.S. Foodservices *.............     2,434,600
                                              ------------
                                                 3,181,006
                                              ------------
            FOREST PRODUCTS -- 0.1%
    12,400  Crown Pacific Partners, LP......       313,875
     3,700  Deltic Timber Corp. ............        92,731
                                              ------------
                                                   406,606
                                              ------------
            FUNERAL SERVICES -- 0.1%
    23,000  Equity Corp. International *....       552,000
                                              ------------
            FURNITURE -- 0.2%
    40,387  Bush Industries, Inc. ..........       878,417
     3,900  Falcon Products, Inc. ..........        49,238
    47,700  O'Sullivan Industries *.........       667,800
    24,900  Shelby Williams Industries,
            Inc. ...........................       373,500
                                              ------------
                                                 1,968,955
                                              ------------
            GLASS PRODUCTS -- 0.2%
    36,200  Libbey, Inc. ...................     1,386,913
                                              ------------
            HEALTH CARE -- 0.3%
   108,000  IDEXX Laboratories, Inc. *......     2,686,500
                                              ------------
            HOTELS & LODGING -- 0.7%
    37,800  Capstar Hotel Co. *.............     1,058,400
    54,450  Marcus Corp. ...................       973,294
   107,500  Prime Hospitality Corp. *.......     1,874,532
    79,900  Red Roof Inns, Inc. *...........     1,353,306
    15,500  Sunburst Hospitality Corp. *....       107,531
                                              ------------
                                                 5,367,063
                                              ------------
            INDUSTRIAL -- AUTOMOTIVE/ROBOTICS -- 0.4%
    56,800  Esterline Technologies Corp. ...     1,167,950
    76,000  Gerber Scientific, Inc. ........     1,729,000
    35,500  Medar, Inc. *...................        75,438
                                              ------------
                                                 2,972,388
                                              ------------
            INSTRUMENTS -- CONTROL -- 0.5%
    93,200  Roper Industries, Inc. .........     2,434,850
    85,500  Watts Industries, Inc.-Class A..     1,784,813
                                              ------------
                                                 4,219,663
                                              ------------
            INSTRUMENTS -- SCIENTIFIC -- 0.6%
    73,400  Dionex Corp. *..................     1,935,925
    98,200  EG&G, Inc.......................     2,946,000
                                              ------------
                                                 4,881,925
                                              ------------
            INSURANCE -- ACCIDENT & HEALTH -- 0.6%
    76,800  John Alden Financial Corp. .....     1,689,600
    18,600  Penn Treaty American Corp. *....       585,900
    79,200  Penncorp Financial Group, Inc. .     1,623,600
    31,937  RLI Corp. ......................     1,299,437
                                              ------------
                                                 5,198,537
                                              ------------

                                   Continued

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            INSURANCE -- BROKERS -- 0.6%
    58,500  Arthur J. Gallagher & Co. ......  $  2,617,875
    43,300  Blanch (E.W.) Holdings, Inc. ...     1,591,275
    43,800  Hilb, Rogal & Hamilton Co. .....       684,375
                                              ------------
                                                 4,893,525
                                              ------------
            INSURANCE -- LIFE -- 2.2%
   126,700  American Annuity Group, Inc. *..     3,048,719
    90,200  American Heritage Life
            Investment Corp. ...............     2,085,875
    51,554  Amerus Life Holdings, Inc. .....     1,669,061
    53,040  Delphi Financial Group *. ......     2,986,815
    41,800  Life Re Corp. ..................     3,464,174
    47,300  Life USA Holding, Inc. .........       611,944
    73,500  Nationwide Financial Services...     3,748,499
                                              ------------
                                                17,615,087
                                              ------------
            INSURANCE -- MULTI-LINE -- 1.3%
    99,300  Allied Group, Inc. .............     4,648,480
    91,600  Enhance Financial Services
            Group, Inc. ....................     3,091,500
   108,200  FBL Financial Group, Inc. --
            Class A.........................     2,772,625
                                              ------------
                                                10,512,605
                                              ------------
            INSURANCE -- PROPERTY & CASUALTY -- 4.1%
    49,600  Acceptance Insurance Cos. *.....     1,218,300
    42,200  Capital Re Corp. ...............     3,022,574
    25,600  Centris Group, Inc. ............       316,800
    21,300  Chartwell Re Corp. .............       627,019
    32,600  Executive Risk, Inc. ...........     2,404,250
    51,599  Fidelity National Financial,
            Inc. ...........................     2,054,285
    45,950  First American Financial Corp. .     4,135,499
    26,800  FPIC Insurance Group, Inc. *....       901,150
    85,118  Frontier Insurance Group, Inc. .     1,920,475
    59,700  GAINSCO, Inc. ..................       402,975
     9,500  Gryphon Holdings, Inc. *........       156,750
   103,500  HCC Insurance Holdings, Inc. ...     2,277,000
    43,700  Highlands Insurance Group *.....       808,450
    69,900  Lasalle Re Holdings Ltd. .......     2,647,463
    39,100  MMI Cos., Inc. .................       904,188
    59,900  NAC Re Corp. ...................     3,197,162
    15,700  Penn--America Group, Inc. ......       211,950
    26,000  Philadelphia Consolidated
            Holding Corp. *.................       546,000
    40,400  PXRE Corp. .....................     1,212,000
    28,900  SCPIE Holdings, Inc. ...........       978,988
    26,900  Symons International Group *....       504,375
    54,050  Vesta Insurance Group, Inc. ....     1,151,941
    58,300  Zenith National Insurance Co. ..     1,643,331
                                              ------------
                                                33,242,925
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            LASERS -- SYSTEMS/COMPONENTS -- 0.6%
    64,900  Coherent, Inc. *................  $  1,113,441
    16,200  Cyberoptics Corp. *.............       232,875
    30,800  Electro Scientific Industries,
            Inc. *..........................       972,125
    47,500  VISX, Inc. *....................     2,826,250
                                              ------------
                                                 5,144,691
                                              ------------
            LEISURE & RECREATION PRODUCTS -- 0.9%
    21,200  Coastcast Corp. *...............       381,600
    38,000  Huffy Corp. ....................       688,750
    47,530  K2, Inc. .......................       837,716
   112,500  Oakley, Inc. *..................     1,462,500
    42,400  Polaris Industries, Inc. .......     1,595,300
    21,900  Steinway Musical Instruments *..       706,275
    76,400  Sturm, Ruger & Co., Inc. .......     1,279,700
                                              ------------
                                                 6,951,841
                                              ------------
            LEISURE & RECREATION SERVICES -- 0.1%
    32,100  Carmike Cinemas, Inc. *.........       864,694
                                              ------------
            LEISURE & RECREATION/GAMING -- 0.9%
    96,900  Aztar Corp. *...................       660,131
   173,400  Boyd Gaming Corp. *.............       997,050
   101,550  Grand Casinos, Inc. *...........     1,700,962
    27,900  Harveys Casino Resorts..........       756,788
    37,200  Hollywood Park, Inc. *..........       469,650
    25,300  Jackpot Enterprises, Inc. *.....       317,831
    48,100  Rio Hotel & Casino, Inc. *......       907,888
    56,300  Station Casinos, Inc. *.........       826,906
    48,700  Trump Hotels & Casino Resorts,
            Inc. *..........................       343,944
    52,800  WMS Industries, Inc. *..........       221,100
                                              ------------
                                                 7,202,250
                                              ------------
            LINEN SUPPLY & RELATED -- 0.2%
    26,000  Angelica Corp. .................       546,000
    27,900  Unifirst Corp. .................       704,475
                                              ------------
                                                 1,250,475
                                              ------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.4%
    60,000  Applied Power, Inc. ............     2,062,500
    23,600  Brown & Sharpe Manufacturing
            Co. *...........................       283,200
    20,400  Gleason Corp. ..................       573,750
                                              ------------
                                                 2,919,450
                                              ------------
            MACHINERY -- CONSTRUCTION/MINING -- 0.4%
    40,400  CMI Corp., Class A..............       287,850
    35,150  Commercial Intertech Corp. .....       637,094
    62,300  JLG Industries, Inc. ...........     1,257,681
    40,600  Terex Corp. *...................     1,157,100
                                              ------------
                                                 3,339,725
                                              ------------

                                   Continued

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            MACHINERY -- DIVERSIFIED -- 0.1%
    22,500  Cascade Corp. ..................  $    410,625
     3,800  Gardner Denver Machinery,
            Inc. *..........................       104,975
                                              ------------
                                                   515,600
                                              ------------
            MACHINERY -- ELECTRICAL -- 0.6%
    65,800  Baldor Electric Co. ............     1,607,988
    28,157  Kuhlman Corp. ..................     1,113,961
    38,600  Smith (A.O.) Corp. .............     1,995,137
                                              ------------
                                                 4,717,086
                                              ------------
            MACHINERY -- GENERAL INDUSTRIAL -- 1.1%
    48,466  Albany International Corp.,
            Class A.........................     1,160,167
    42,725  Applied Industrial Technology,
            Inc. ...........................       878,533
    35,400  Chart Industries, Inc. .........       845,175
    52,900  Global Industrial Technologies,
            Inc. *..........................       760,438
    48,087  Graco, Inc. ....................     1,677,034
    62,425  Idex Corp. .....................     2,153,662
    83,566  Paxar Corp. *...................       961,009
    27,700  Scotsman Industries, Inc. ......       768,675
                                              ------------
                                                 9,204,693
                                              ------------
            MACHINERY -- MATERIAL HANDLING -- 0.3%
    62,600  Interlake Corp. *...............       266,050
    14,600  Nacco Industries, Inc. .........     1,887,050
                                              ------------
                                                 2,153,100
                                              ------------
            MEDICAL -- BIOMEDICAL/GENETIC -- 0.6%
    64,400  Affymetrix, Inc. *..............     1,549,624
    57,900  Alkermes, Inc. *................     1,034,963
    90,800  Creative Biomolecules, Inc. *...       436,975
    81,400  Millennium Pharmaceuticals *....     1,149,775
    52,889  Molecular Biosystems, Inc. *....       380,140
                                              ------------
                                                 4,551,477
                                              ------------
            MEDICAL -- BIOTECHNOLOGY -- 0.1%
    29,800  Cryolife, Inc. *................       469,350
                                              ------------
            MEDICAL -- DRUGS -- 1.1%
    66,200  Alpharma, Inc. .................     1,456,400
   131,400  Carter-Wallace, Inc. ...........     2,373,412
    54,000  Guilford Pharmaceuticals *......       951,750
    91,900  Ligand Pharmaceuticals *........     1,183,213
    39,900  Medicus Pharmaceuticals, Inc. *.     1,456,350
    73,060  Vitalink Pharmacy Services,
            Inc. *..........................     1,611,886
                                              ------------
                                                 9,033,011
                                              ------------
            MEDICAL -- HEALTH MEDICAL
            ORGANIZATION -- 0.6%
   131,900  Mid Atlantic Medical Services,
            Inc. *..........................     1,516,850
    41,200  PHP Healthcare Corp. *..........       303,850

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
     1,100  Rightchoice Managed Care *......  $     13,956
    80,250  Sierra Health Services, Inc. *..     2,021,297
    44,900  United Wisconsin Services,
            Inc. ...........................     1,274,038
                                              ------------
                                                 5,129,991
                                              ------------
            MEDICAL -- HOSPITAL -- 0.4%
    34,900  Curative Health Services, Inc. .       994,650
   165,400  Paracelsus Health *.............       516,875
    46,900  Pediatrix Medical Group, Inc. *.     1,744,094
                                              ------------
                                                 3,255,619
                                              ------------
            MEDICAL -- HOSPITAL SERVICES -- 0.5%
    81,700  Magellan Health Services,
            Inc. *..........................     2,073,138
    89,400  Quest Diagnostics, Inc. *.......     1,955,625
                                              ------------
                                                 4,028,763
                                              ------------
            MEDICAL -- NURSING HOMES -- 1.0%
    25,000  American Retirement Corp. *.....       443,750
    70,600  Integrated Health Services,
            Inc. ...........................     2,647,500
   166,292  Paragon Health Network *........     2,681,459
    35,100  Retirement Care Associates *....       254,475
   140,700  Sun Healthcare Group, Inc. *....     2,066,531
                                              ------------
                                                 8,093,715
                                              ------------
            MEDICAL -- OUTPATIENT/HOME CARE -- 1.2%
   144,400  Apria Healthcare Group, Inc. *..       965,675
   126,900  Coram Healthcare Corp. *........       245,869
    99,300  Genesis Health Ventures, Inc. *.     2,482,500
    52,400  National Surgery Centers,
            Inc. *..........................     1,522,875
   172,700  NovaCare, Inc. *................     2,029,225
   124,800  Orthodontic Centers of
            America *.......................     2,612,999
                                              ------------
                                                 9,859,143
                                              ------------
            MEDICAL -- WHOLESALE DRUG -- 0.3%
    47,066  Bindley Western Industries,
            Inc. ...........................     1,553,178
    11,000  Express Scripts, Inc.-Class A *.       886,875
                                              ------------
                                                 2,440,053
                                              ------------
            MEDICAL EQUIPMENT & SUPPLIES -- 0.2%
    41,000  CONMED Corp. *..................       943,000
    55,200  Respironics, Inc. *.............       859,050
                                              ------------
                                                 1,802,050
                                              ------------
            MEDICAL INSTRUMENTS -- 0.3%
    82,000  Acuson Corp. *..................     1,491,375
    72,690  Graham-Field Health Products,
            Inc. *..........................       408,881
    38,800  OEC Medical Systems, Inc. *.....       873,000
                                              ------------
                                                 2,773,256
                                              ------------
            MEDICAL PRODUCTS -- 0.5%
    41,600  Diagnostic Products Corp. ......     1,198,600
    83,200  Haemonetics Corp. *.............     1,331,200
    24,800  Maxxim Medical, Inc. *..........       719,200
    96,200  Owens & Minor, Inc. ............       962,000
                                              ------------
                                                 4,211,000
                                              ------------

                                   Continued

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            MEDICAL SUPPLIES -- 0.5%
    58,000  Ocular Sciences, Inc. *.........  $  1,885,000
    69,200  Sola International, Inc. *......     2,261,975
                                              ------------
                                                 4,146,975
                                              ------------
            MEDICAL/DENTAL SUPPLIES -- 0.7%
    82,000  Ballard Medical Products........     1,476,000
    41,000  Cooper Cos, Inc. *..............     1,493,938
    57,100  Sunrise Medical, Inc. *.........       856,500
    50,000  West Co., Inc. .................     1,415,625
                                              ------------
                                                 5,242,063
                                              ------------
            METAL -- GOLD -- 0.1%
    91,100  Hecla Mining Co. *..............       483,969
    10,000  Meridian Gold, Inc. *...........        21,250
                                              ------------
                                                   505,219
                                              ------------
            METAL -- IRON -- 0.2%
    24,000  Cleveland Cliffs, Inc. .........     1,287,000
                                              ------------
            METAL -- MISCELLANEOUS -- 0.1%
    37,400  Brush Wellman, Inc. ............       769,038
                                              ------------
            METAL -- NON-FERROUS -- 0.2%
   135,000  Kaiser Aluminum Corp. *.........     1,290,938
                                              ------------
            METAL -- PROCESSING & FABRICATION -- 0.6%
    25,000  Amcast Industrial Corp. ........       465,625
    30,300  Chase Industries, Inc. *........       598,425
    35,233  Commercial Metals Co. ..........     1,092,223
    24,600  Huntco, Inc., Class A...........       292,125
    40,000  Mueller Industries, Inc. *......     1,485,000
    32,500  Wolverine Tube, Inc. *..........     1,235,000
                                              ------------
                                                 5,168,398
                                              ------------
            METAL -- SILVER -- 0.0%
    36,400  Coeur d'Alene Mines Corp. *.....       245,700
                                              ------------
            METAL PRODUCTS -- DISTRIBUTION -- 0.2%
    32,950  Reliance Steel & Aluminum Co. ..     1,272,694
                                              ------------
            METAL PRODUCTS -- FASTENERS -- 0.2%
    27,500  SPS Technologies, Inc. *........     1,608,750
    13,800  TransTechnology Corp. ..........       354,488
                                              ------------
                                                 1,963,238
                                              ------------
            OFFICE AUTOMATION & EQUIPMENT -- 0.1%
    68,600  In Focus Systems, Inc. *........       484,488
                                              ------------
            OFFICE SUPPLIES & FORMS -- 0.9%
    38,400  American Business Products,
            Inc. ...........................       787,200
    51,200  American Pad & Paper Co. *......       230,400
    58,300  BT Office Products
            International *.................       787,050
    34,000  Daisytek International Corp.
            *...............................       864,875
    29,700  Ennis Business Forms, Inc. .....       345,263
    32,200  Hunt Manufacturing Corp. .......       762,738
    39,900  John H. Harland Co. ............       675,806

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            OFFICE SUPPLIES & FORMS (CONTINUED)
    33,800  New England Business Service,
            Inc. ...........................  $  1,090,050
    43,400  Standard Register Co. ..........     1,535,274
                                              ------------
                                                 7,078,656
                                              ------------
            OIL & GAS -- DRILLING -- 0.2%
    20,200  Atwood Oceanics, Inc. *.........       804,213
   165,800  Parker Drilling Co. *...........     1,170,962
                                              ------------
                                                 1,975,175
                                              ------------
            OIL -- FIELD SERVICES -- 0.8%
    28,400  Hanover Compressor Co. *........       768,575
    47,800  Oceaneering International,
            Inc. *..........................       848,450
    67,600  RPC Energy Services, Inc. ......       845,000
    23,600  Seacor Holdings, Inc. *.........     1,446,974
    54,600  Seitel, Inc. *..................       883,838
    73,800  Unit Corp. *....................       447,413
    23,100  Veritas DGC, Inc. *.............     1,153,556
                                              ------------
                                                 6,393,806
                                              ------------
            OIL -- PRODUCTION/PIPELINE -- 0.6%
    46,800  Aquila Gas Pipeline Corp. ......       573,300
   101,200  Kaneb Services, Inc. *..........       550,275
    38,100  Leviathan Gas Pipe Line
            Partners, LP....................     1,114,425
    31,600  Northern Border Partners, LP....     1,007,250
    13,200  TEPPCO Partners.................       712,800
    65,000  Western Gas Resources, Inc. ....       950,625
                                              ------------
                                                 4,908,675
                                              ------------
            OIL -- U.S. EXPLORATION &
            PRODUCTION -- 2.1%
    27,400  Barrett Resources Corp. *.......     1,025,788
    31,300  Belco Oil & Gas Corp. *.........       269,963
    30,600  Benton Oil & Gas Co. *..........       325,125
    66,000  Berry Petroleum Co. ............       858,000
    59,700  Cabot Oil & Gas Corp. ..........     1,194,000
   100,800  Chesapeake Energy Corp. ........       403,200
    17,500  Comstock Resources, Inc. *......       130,156
    64,150  Cross Timbers Oil Co. ..........     1,222,859
    27,000  Forcenergy, Inc. *..............       480,938
    30,100  Forest Oil Corp. *..............       430,806
     7,200  Houston Exploration Co. *.......       165,150
    53,000  HS Resources, Inc. *............       771,813
    71,900  KCS Energy, Inc. ...............       822,356
     3,800  Key Production Company,
            Inc. *..........................        45,125
     6,300  Lomak Petroleum, Inc. ..........        65,756
    71,500  Louis Dreyfus Natural Gas *.....     1,354,030
    24,900  Meridian Resource Corp. *.......       175,856
    57,700  Newfield Exploration Co. *......     1,435,287
    32,000  Nuevo Energy Co. *..............     1,028,000
    66,000  Snyder Oil Corp. ...............     1,315,875
    24,000  Stone Energy Corp. *............       853,500
    50,036  Swift Energy Co. *..............       797,449

                                   Continued

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            OIL -- U.S. EXPLORATION &
            PRODUCTION (CONTINUED)
    83,700  Vintage Petroleum, Inc. ........  $  1,579,837
    24,700  Wiser Oil Co. ..................       273,244
                                              ------------
                                                17,024,113
                                              ------------
            OIL -- U.S. INTEGRATED -- 0.0%
    13,600  Howell Corp. ...................       147,900
                                              ------------
            OIL FIELD MACHINERY & EQUIPMENT -- 0.1%
    51,300  Daniel Industries, Inc. ........       974,700
                                              ------------
            OIL REFINING -- 0.5%
     5,800  Eott Energy Partners, LP........        86,638
    77,400  Frontier Oil Corp. *............       648,225
    33,500  Giant Industries, Inc. .........       582,063
    63,500  Quaker State Corp. .............     1,039,812
    55,100  Tesoro Petroleum Corp. *........       874,712
    21,600  Tokheim Corp. *.................       442,800
    27,050  World Fuel Services Corp. ......       468,303
                                              ------------
                                                 4,142,553
                                              ------------
            PAPER & RELATED PRODUCTS -- 0.5%
    70,800  Buckeye Technologies, Inc. *....     1,668,225
    43,300  Chesapeake Corp. ...............     1,685,994
     2,100  Fibermark, Inc. ................        33,600
    38,700  Pope & Talbot, Inc. ............       452,306
    12,200  Rock-Tenn Company...............       153,263
                                              ------------
                                                 3,993,388
                                              ------------
            POLLUTION CONTROL -- 0.6%
    78,700  Calgon Carbon Corp. ............       782,080
    47,500  Dames & Moore, Inc. ............       611,563
    34,700  Imco Recycling, Inc. ...........       641,950
    51,239  International Technology
            Corp. *.........................       486,771
    15,700  Ionics, Inc. *..................       578,938
   200,000  Laidlaw Environmental Services,
            Inc. *..........................       724,999
    41,000  Lydall, Inc. *..................       597,063
    28,200  Osmonics, Inc. *................       338,400
                                              ------------
                                                 4,761,764
                                              ------------
            PRINTING -- COMMERCIAL -- 0.3%
    36,800  American Banknote Corp. *.......       112,700
    14,300  Consolidated Graphics, Inc. *...       843,700
    62,300  Mail-Well, Inc. *...............     1,351,131
                                              ------------
                                                 2,307,531
                                              ------------
            PROTECTION -- SAFETY -- 0.3%
    42,100  Borg-Warner Security Corp. *....       952,513
    28,400  Checkpoint Systems, Inc. *......       401,150
    46,900  Wackenhut Corrections Corp. *...     1,105,081
                                              ------------
                                                 2,458,744
                                              ------------
            PUBLISHING -- BOOKS -- 0.1%
    46,300  Thomas Nelson, Inc. ............       619,263
                                              ------------
            PUBLISHING -- NEWSPAPERS -- 0.2%
   107,200  Journal Register Co. *..........     1,795,600
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            PUBLISHING -- PERIODICALS -- 0.3%
   117,400  American Media, Inc. *..........  $    777,775
    26,600  Big Flower Holdings, Inc. *.....       798,000
    41,100  Playboy Enterprises, Inc. *.....       729,525
                                              ------------
                                                 2,305,300
                                              ------------
            REAL ESTATE -- 0.9%
    46,300  Castle & Cooke, Inc. *..........       879,700
    32,100  CB Richard Ellis Services *.....     1,073,344
    65,100  Grubb & Ellis Co. *.............       927,675
   107,300  Insignia Financial Group,
            Inc. *..........................     2,628,850
    58,300  Webb (Del) Corp. ...............     1,512,156
                                              ------------
                                                 7,021,725
                                              ------------
            RESTAURANTS -- 1.0%
     6,700  Consolidated Products, Inc. *...       141,538
    30,600  Cooker Restaurant Corp. ........       298,350
   116,400  Foodmaker, Inc. *...............     1,964,249
    54,300  Host Marriott Services Corp. *..       790,744
    69,700  Luby's Cafeteria, Inc. .........     1,224,106
    19,000  Morton's Restaurant Group,
            Inc. *..........................       457,188
    45,000  Ruby Tuesday, Inc. .............       697,500
    60,200  Sbarro, Inc. *..................     1,632,925
    65,500  Shoney's, Inc. *................       229,250
    73,900  TCBY Enterprises, Inc. .........       678,956
                                              ------------
                                                 8,114,806
                                              ------------
            RETAIL -- APPAREL/SHOES -- 1.4%
    60,700  Ann Taylor Stores Corp. *.......     1,286,081
   132,480  Burlington Coat Factory
            Warehouse Corp. *...............     2,980,799
   107,000  CML Group, Inc. *...............       207,313
    40,000  Cole (Kenneth) Productions,
            Inc. *..........................     1,035,000
    56,100  Footstar, Inc. *................     2,692,800
    55,500  Genesco, Inc. *.................       905,344
    52,200  Syms Corp. *....................       743,850
    42,400  Talbots Inc. ...................     1,110,350
    18,150  The Buckle, Inc. *..............       535,425
                                              ------------
                                                11,496,962
                                              ------------
            RETAIL -- AUTOMOBILE -- 0.1%
     9,300  Circuit City Stores-Carmax *....        94,744
     6,000  Cross-Continent Auto Retailer *.        41,625
    17,700  United Auto Group, Inc. *.......       387,187
                                              ------------
                                                   523,556
                                              ------------
            RETAIL -- CONSUMER ELECTRONICS -- 0.1%
    73,900  Handleman Co. *.................       849,850
                                              ------------
            RETAIL -- DISCOUNT -- 0.5%
    25,300  99 Cents Only Stores *..........     1,049,950
    57,000  Shopko Stores, Inc. *...........     1,938,000
    62,600  Smart & Final, Inc. ............     1,072,025
                                              ------------
                                                 4,059,975
                                              ------------
            RETAIL -- GENERAL MERCHANDISE -- 1.1%
    55,900  Cash America Intl., Inc. .......       852,475
    35,200  Cole National Corp. *...........     1,408,000
    54,700  Fabri-Centers of America,
            Inc. *..........................     1,497,413

                                   Continued

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            RETAIL -- GENERAL MERCHANDISE (CONTINUED)
    63,500  Hancock Fabrics, Inc. ..........  $    793,750
    69,000  Musicland Stores Corp. *........       966,000
    64,350  Russ Berrie & Co., Inc. ........     1,608,750
    95,550  The Sports Authority, Inc. *....     1,427,278
                                              ------------
                                                 8,553,666
                                              ------------
            RETAIL -- HOME FURNISHINGS -- 0.7%
    96,500  Bombay Co., Inc. *..............       458,375
   104,000  Heilig Meyers Co. ..............     1,280,500
    30,400  La-Z-Boy, Inc. .................     1,717,600
    44,200  Linens 'n Things, Inc. *........     1,350,863
    33,800  Maxim Group, Inc. *.............       671,775
                                              ------------
                                                 5,479,113
                                              ------------
            RETAIL -- JEWELRY -- 0.6%
    98,800  Claire's Stores, Inc. ..........     2,025,400
    75,800  Zale Corp. *....................     2,411,388
                                              ------------
                                                 4,436,788
                                              ------------
            RETAIL -- MAIL ORDER -- 0.5%
    32,100  Brylane, Inc. *.................     1,476,600
    52,900  Enesco Group, Inc. .............     1,626,675
    65,900  Global Directmail, Inc. *.......       831,988
    56,800  National Media Corp. *..........        63,900
                                              ------------
                                                 3,999,163
                                              ------------
            RETAIL -- REGIONAL DEPARTMENT STORES -- 0.2%
    73,500  Value City Department Stores,
            Inc. *..........................     1,543,500
                                              ------------
            RETAIL -- SPECIAL LINE -- 0.0%
     2,400  Heritage Propane Partners LP....        57,450
     3,500  National Propane Partners LP....        54,469
                                              ------------
                                                   111,919
                                              ------------
            RETAIL -- SUPERMARKETS -- 0.4%
    39,500  Dominick's Supermarkets, Inc. *.     1,762,688
    32,100  Penn Traffic Co. *..............       106,331
    86,000  Ruddick Corp. ..................     1,558,750
                                              ------------
                                                 3,427,769
                                              ------------
            RETAIL/WHOLESALE -- AUTO PARTS -- 0.2%
    48,900  Discount Auto Parts, Inc. *.....     1,271,400
    41,000  Tyler Corp. *...................       425,375
                                              ------------
                                                 1,696,775
                                              ------------
            RUBBER & PLASTICS -- 0.1%
    34,300  Furon Co. ......................       621,688
                                              ------------
            SHOES & RELATED APPAREL -- 0.6%
    25,175  Barry (R.G.) Corp. *............       415,388
    49,800  Brown Group, Inc. ..............       989,775
    45,300  Converse, Inc. *................       249,150
    80,400  Stride Rite Corp. ..............     1,211,025
    29,900  Timberland Co., Class A *.......     2,150,931
                                              ------------
                                                 5,016,269
                                              ------------
            SOAP & CLEANING PREPARATIONS -- 0.2%
    54,800  Church & Dwight Co., Inc. ......     1,774,150
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            STEEL -- PIPES & TUBES -- 0.2%
    41,800  NS Group, Inc. *................  $    423,225
    31,900  Quanex Corp. ...................       966,969
    12,300  Shaw Group, Inc. *..............       319,800
                                              ------------
                                                 1,709,994
                                              ------------
            STEEL -- PRODUCERS -- 0.9%
    21,000  ACME Metals, Inc. *.............       105,000
   197,600  Armco, Inc. *...................     1,259,700
     2,600  Atchison Casting Corp. *........        46,475
    48,900  Birmingham Steel Corp. .........       605,138
    36,000  Carpenter Technology............     1,809,000
    31,300  Lone Star Technologies, Inc. *..       477,325
    78,800  National Steel Corp. ...........       935,750
    50,200  Rouge Industries, Inc. .........       640,050
    76,700  Weirton Steel Corp. *...........       282,831
    55,800  WHX Corp. *.....................       718,425
                                              ------------
                                                 6,879,694
                                              ------------
            STEEL -- SPECIALTY -- 0.3%
    88,900  J & L Specialty Steel, Inc. ....       527,844
    60,000  Oregon Steel Mills, Inc. .......     1,117,499
    33,630  RMI Titanium Co. *..............       765,083
                                              ------------
                                                 2,410,426
                                              ------------
            TELECOMMUNICATIONS -- CELLULAR -- 0.1%
    70,300  American Mobile Satellite
            Corp. * ........................       685,425
                                              ------------
            TELECOMMUNICATIONS -- EQUIPMENT -- 1.3%
    37,200  C-Cor Electronics, Inc. *.......       706,800
    27,600  Centigram Communications
            Corp. *.........................       310,500
    35,550  Davox Corp. *...................       777,656
    57,300  InterVoice, Inc. *..............     1,017,075
    69,400  Network Equipment Technologies,
            Inc. *..........................     1,088,713
    57,800  Plantronics, Inc. *.............     2,976,699
    51,100  Superior Telecom, Inc. .........     2,127,037
    20,300  Tech-Sym Corp. *................       564,594
    31,200  Telco Systems, Inc. *...........       442,650
   100,500  Telular Corp. *.................       194,719
    45,900  Titan Corp. *...................       275,400
                                              ------------
                                                10,481,843
                                              ------------
            TELECOMMUNICATIONS -- SERVICES AND
            EQUIPMENT -- 0.3%
    62,700  Mastec, Inc. *..................     1,496,963
    50,500  Smartalk Teleservices, Inc. *...       735,406
                                              ------------
                                                 2,232,369
                                              ------------
            TEXTILE -- APPAREL -- 1.2%
    63,000  Authentic Fitness Corp. ........       996,188
   104,300  Burlington Industries, Inc. *...     1,466,718
    66,500  Delta Woodside Industries,
            Inc. ...........................       344,969
     8,000  Donna Karan International,
            Inc. *..........................       117,500
    37,700  Guess ?, Inc. *.................       186,144
    82,700  Hartmarx Corp. *................       625,419
    57,650  Kellwood Co. ...................     2,060,987

                                   Continued

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            TEXTILE -- APPAREL (CONTINUED)
    24,700  Oxford Industries, Inc. ........  $    862,956
    75,900  Phillips-Van Heusen Corp. ......     1,119,525
    33,500  St. John Knits, Inc. ...........     1,293,937
    81,000  Tultex Corp. *..................       197,438
                                              ------------
                                                 9,271,781
                                              ------------
            TEXTILE -- HOME FURNISHINGS -- 0.2%
    34,013  Pillowtex Corp. ................     1,364,772
                                              ------------
            TEXTILE -- PRODUCTS -- 0.4%
    46,900  Collins & Aikman Corp. *........       348,819
    75,300  Cone Mills Corp. *..............       649,463
     4,800  Culp, Inc. .....................        62,100
    38,500  Dyersburg Corp. ................       223,781
    20,700  Galey & Lord, Inc. *............       307,913
    47,550  Guilford Mills, Inc. ...........       950,999
    74,900  Polymer Group, Inc. *...........       870,713
                                              ------------
                                                 3,413,788
                                              ------------
            TOBACCO -- 0.4%
    38,300  Brooke Group, Ltd. .............       430,875
    60,700  Consolidated Cigar Holdings,
            Inc. *..........................       743,575
    10,100  General Cigar Holdings *........        99,738
    53,346  General Cigar Holdings, Inc.-
            Class B *.......................       526,792
    45,100  Schweitzer-Mauduit
            International...................     1,307,899
    25,740  Standard Commercial Corp. *.....       283,140
                                              ------------
                                                 3,392,019
                                              ------------
            TOOLS -- HAND HELD -- 0.2%
    35,200  Toro Co. .......................     1,205,600
                                              ------------
            TOYS/GAME/HOBBY -- 0.1%
    49,700  Galoob (Lewis) Toys, Inc. *.....       497,000
    10,900  Toy Biz, Inc. *.................       100,825
                                              ------------
                                                   597,825
                                              ------------
            TRANSPORTATION -- 0.3%
    29,100  Coach USA, Inc. *...............     1,327,688
   129,900  OMI Corp. *.....................     1,039,200
                                              ------------
                                                 2,366,888
                                              ------------
            TRANSPORTATION -- AIR FREIGHT -- 0.3%
    20,600  Airnet Systems, Inc. *..........       332,175
    22,700  Atlas Air, Inc. *...............       767,544
    58,900  Pittston Burlington Group.......       916,631
                                              ------------
                                                 2,016,350
                                              ------------
            TRANSPORTATION -- AIRLINE -- 0.4%
    31,900  Alaska Airgroup, Inc. *.........     1,740,543
    57,800  America West Holding Corp.--
            Class B *.......................     1,650,913
     5,550  Midwest Express Holdings........       200,841
                                              ------------
                                                 3,592,297
                                              ------------
            TRANSPORTATION -- EQUIPMENT &
            LEASING -- 1.0%
    43,000  Greenbrier Cos., Inc. ..........       741,750
    71,250  Interpool, Inc. ................     1,028,672
     6,700  Motivepower Industries, Inc. *..       164,150

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            TRANSPORTATION -- EQUIPMENT &
            LEASING (CONTINUED)
   166,650  Rollins Truck Leasing Corp. ....  $  2,093,541
    82,800  Westinghouse Air Brake Co. .....     2,183,850
    26,000  Xtra Corp.......................     1,573,000
                                              ------------
                                                 7,784,963
                                              ------------
            TRANSPORTATION -- RAILROAD -- 0.2%
    50,400  Florida East Coast Industries...     1,474,200
                                              ------------
            TRANSPORTATION -- SHIPPING -- 0.1%
    12,990  Marine Transport Corp. *........        52,772
    43,600  Overseas Shipholding Group......       888,350
                                              ------------
                                                   941,122
                                              ------------
            TRAVEL SERVICES -- 0.1%
    26,800  Sabre Group Holdings, Inc. *....     1,018,400
                                              ------------
            UTILITIES -- ELECTRIC POWER -- 2.2%
    39,900  Black Hills Corp. ..............       917,700
     5,900  Calpine Corp. *.................       119,106
    34,400  Central Hudson Gas & Electric
            Corp. ..........................     1,578,100
    55,200  Central Maine Power Co. ........     1,076,400
    31,500  Central Vermont Public Service
            Corp. ..........................       470,531
    28,200  CILCORP, Inc. ..................     1,353,600
    31,700  Cleco Corp. ....................       943,075
    41,600  Commonwealth Energy Systems
            Co. ............................     1,570,400
    21,000  Eastern Utilities Association...       551,250
    35,200  Empire District Electric Co. ...       734,800
    64,681  Interstate Energy Corp. ........     2,102,132
    37,800  Northwestern Corp. .............       945,000
    25,900  Orange & Rockland Utilities.....     1,390,506
    64,200  Public Service New Mexico.......     1,456,538
    31,000  TNP Enterprises, Inc. ..........       957,125
    70,320  UniSource Energy Corp. *........     1,107,540
    34,000  WPS Resources Corp. ............     1,115,625
                                              ------------
                                                18,389,428
                                              ------------
            UTILITIES -- GAS DISTRIBUTION -- 2.3%
    33,150  Atmos Energy Corp. .............     1,011,075
    25,800  Bay State Gas Co. ..............       988,463
    25,400  Connecticut Energy Corp. .......       708,025
    29,900  Connecticut Natural Gas Corp. ..       702,650
    22,400  Eastern Enterprises.............       960,400
    59,200  Energen Corp. ..................     1,191,400
    48,500  Indiana Energy, Inc. ...........     1,448,938
    39,400  Laclede Gas Co. ................       965,300
    40,800  New Jersey Resources Corp. .....     1,456,049
    11,750  North Carolina Natural Gas......       298,156
    31,200  NUI Corp. ......................       793,650
    38,900  Public Service Co. of North
            Carolina........................       846,075
    30,200  South Jersey Industries, Inc. ..       834,275
    35,605  Southern Union Co. *............     1,148,261
    54,900  Southwest Gas Corp. ............     1,341,619
    69,500  Southwestern Energy Co. ........       638,531
    34,800  UGI Corp. ......................       865,650

                                   Continued

                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            UTILITIES -- GAS DISTRIBUTION (CONTINUED)
    53,600  Wicor, Inc. ....................  $  1,239,500
    29,400  Yankee Energy System, Inc. .....       723,975
                                              ------------
                                                18,161,992
                                              ------------
            UTILITIES -- WATER SUPPLY -- 0.5%
    19,600  Aquarion Co. ...................       670,075
    43,700  Philadelphia Suburban Corp. ....       955,938
    22,500  Southern California Water *.....       610,313
    76,600  United Water Resources, Inc. ...     1,378,799
                                              ------------
                                                 3,615,125
                                              ------------
            WHOLESALE DISTRIBUTION -- 0.0%
     3,300  Aviation Sales Co. *............       130,763
                                              ------------
            WIRE & CABLE PRODUCTS -- 0.5%
     6,900  Alpine Group, Inc. *............       143,175
    40,700  Barnes Group, Inc. .............     1,101,444
    37,100  Belden, Inc. ...................     1,136,188
    67,400  General Cable Corp. *...........     1,946,174
                                              ------------
                                                 4,326,981
                                              ------------
            TOTAL COMMON STOCKS.............   787,644,839
                                              ------------
            (Cost $619,890,235)
INVESTMENT COMPANIES -- 2.7%
10,872,568  Dreyfus Cash Management Money
            Market Fund.....................    10,872,568
10,885,705  Federated Prime Value
            Obligations Money Market Fund...    10,885,705
                                              ------------
            TOTAL INVESTMENT COMPANIES......    21,758,273
                                              ------------
            (Cost $21,758,273)
RIGHTS -- FOREIGN -- 0.0%
            STEEL -- PRODUCERS -- 0.0%
    99,400  WCI Steel, Inc.--Escrow A/C.....             0
                                              ------------
            TOTAL RIGHTS -- FOREIGN.........             0
                                              ------------
            (Cost $0)

PRINCIPAL                                        MARKET
  AMOUNT                                         VALUE
---------                                        ------
U.S. GOVERNMENT OBLIGATIONS -- 0.1%
  $840,000  U.S. Treasury Bill, Discount
            Note, 9/24/98...................  $    830,399
                                              ------------
            TOTAL U.S. GOVERNMENT
            OBLIGATIONS.....................       830,399
                                              ------------
            (Cost $830,480)
TOTAL INVESTMENTS -- 101.2%.................   810,233,511
(Cost $642,478,988) (a)
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 1.2%............................    (9,626,758)
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $800,606,753
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation                 $218,556,030
       Unrealized depreciation                  (50,801,507)
                                               ------------
       Net unrealized appreciation             $167,754,523
                                               ============

(b) Security has been deposited as initial margin on open futures contract

* Non-income producing security

At June 30, 1998 the Fund's open future contracts were as follows:

  # OF           OPENING          CURRENT       MARKET
CONTRACTS     CONTRACT TYPE      POSITION        VALUE
---------   ------------------  -----------   -----------
   42       Standard & Poor's   $11,724,995   $12,001,500
               500, 9/17/98

                       See Notes to Financial Statements.

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS -- 97.2%
           AUSTRALIA -- 2.0%
           BANKING -- 0.5%
  106,087  National Australia Bank Ltd......  $  1,399,285
  142,912  Westpac Banking Corp., Ltd.......       871,704
                                              ------------
                                                 2,270,989
                                              ------------
           BEVERAGES & TOBACCO -- 0.1%
   70,676  Coca-Cola Amatil Ltd.............       458,798
                                              ------------
           BREWERY -- 0.1%
  178,336  Fosters Brewing Group Ltd........       419,650
                                              ------------
           BROADCASTING & PUBLISHING -- 0.2%
  147,083  News Corp., Ltd..................     1,200,445
                                              ------------
           BUILDING PRODUCTS -- 0.1%
  107,742  Boral Ltd........................       202,158
   34,780  Hardie (James) Industries Ltd....        97,134
   80,788  Pioneer International Ltd........       192,607
                                              ------------
                                                   491,899
                                              ------------
           CHEMICALS -- 0.0%
   22,970  ICI Australia Ltd................       135,840
                                              ------------
           CLOSED END FUNDS -- 0.0%
   29,241  Stockland Trust Group............        66,816
                                              ------------
           DIVERSIFIED  -- 0.0%
   16,044  Smith (Howard) Ltd...............        94,384
   54,495  Southcorp Holdings Ltd...........       158,268
                                              ------------
                                                   252,652
                                              ------------
           ENERGY -- 0.2%
  156,213  Broken Hill Proprietary Co.,
           Ltd..............................     1,320,426
                                              ------------
           ENGINEERING -- 0.0%
   22,400  Leighton Holdings Ltd............        78,441
                                              ------------
           ENTERTAINMENT -- 0.0%
   62,916  Crown Ltd.*......................        18,896
   40,300  Sydney Harbour Casino Holdings
           Ltd.*............................        23,458
   26,100  TABCORP Holdings Ltd.............       133,339
                                              ------------
                                                   175,693
                                              ------------
           FOOD PRODUCTS -- 0.0%
   39,301  Burns, Philp & Co., Ltd.*........         3,164
  109,142  Goodman Fielder Ltd..............       158,827
                                              ------------
                                                   161,991
                                              ------------
           GAS UTILITY -- 0.0%
   25,513  Australian Gas Light Co., Ltd....       159,569
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.1%
   91,818  CSR Ltd..........................       264,959
   88,700  Pacific Dunlop Ltd...............       143,360
                                              ------------
                                                   408,319
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           AUSTRALIA (CONTINUED)
           INSURANCE -- 0.0%
   53,350  GIO Australia Holdings Ltd.......  $    136,905
   32,565  QBE Insurance Group Ltd..........       114,945
                                              ------------
                                                   251,850
                                              ------------
           MANUFACTURING-CAPITAL GOODS -- 0.0%
   26,212  Email Ltd........................        45,449
                                              ------------
           METALS -- 0.0%
  145,238  M.I.M. Holdings Ltd..............        70,152
   15,796  RGC Ltd..........................        15,651
                                              ------------
                                                    85,803
                                              ------------
           METALS & MINING -- 0.2%
   68,058  Australian National Industries
           Ltd..............................        39,195
   16,431  Great Central Mines Ltd..........        15,669
    3,978  Homestake Mining Co..............        38,182
   17,377  Newcrest Mining Ltd..*...........        21,306
  146,141  Normandy Mining Ltd..............       119,457
   62,696  North Ltd........................       128,897
   49,377  QCT Resources Ltd................        32,717
   29,836  Rio Tinto Ltd....................       354,737
  104,971  WMC Ltd..........................       315,915
                                              ------------
                                                 1,066,075
                                              ------------
           OIL & GAS -- 0.0%
   52,241  Santos Ltd.......................       161,751
                                              ------------
           PACKAGING -- 0.0%
   58,093  Amcor Ltd........................       254,336
                                              ------------
           PHARMACEUTICALS -- 0.0%
   10,510  Faulding (F.H.) & Co., Ltd.......        47,934
                                              ------------
           REAL ESTATE -- 0.2%
  109,430  General Property Trust Units.....       176,865
   24,706  Lend Lease Corp., Ltd............       499,517
  104,347  Westfield Trust Units............       200,312
                                              ------------
                                                   876,694
                                              ------------
           REAL ESTATE INVESTMENT TRUST -- 0.0%
   14,411  Schroders Property Fund..........        21,775
                                              ------------
           RETAIL STORES -- 0.1%
  115,528  Coles Myer Ltd...................       450,705
                                              ------------
           SERVICES -- 0.1%
   20,119  Brambles Industries Ltd..........       394,814
                                              ------------
           TOBACCO -- 0.0%
    8,400  Rothmans Holdings Ltd............        51,653
                                              ------------
                                                11,310,367
                                              ------------
           AUSTRIA -- 0.7%
           AIRLINES -- 0.0%
    4,100  Austrian Airlines*...............       134,955
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           AUSTRIA (CONTINUED)
           BANKING -- 0.2%
   10,550  Bank Austria AG..................  $    858,106
      100  Bank Austria AG, Participating
           Certificates.....................         7,182
                                              ------------
                                                   865,288
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
    3,100  Oesterreichische
           Brau-Beteiligungs AG.............       183,085
                                              ------------
           BUILDING PRODUCTS -- 0.1%
    1,433  Wienerberger Baustoffindustrie
           AG...............................       346,655
                                              ------------
           CHEMICALS -- 0.0%
      600  Lenzing AG *.....................        45,830
                                              ------------
           CONSTRUCTION -- 0.0%
    1,455  Bau Holding AG*..................        82,495
                                              ------------
           ELECTRIC UTILITY -- 0.1%
    4,769  Oesterreichische
           Elektrizitaetswirtschafts AG,
           Class A..........................       570,822
                                              ------------
           ELECTRICAL EQUIPMENT -- 0.0%
    1,000  Austria Mikro Systeme
           International AG.................        67,722
                                              ------------
           ENGINEERING -- 0.1%
    2,400  VA Technologie AG................       298,606
                                              ------------
           INSURANCE -- 0.1%
    1,180  EA-Generali AG...................       346,594
                                              ------------
           MANUFACTURING-CONSUMER GOODS -- 0.0%
      100  Steyr-Daimler-Puch AG............         2,740
                                              ------------
           METALS & MINING -- 0.0%
    2,575  Radex-Heraklith
           Industriebeteiligungs AG.........       124,705
                                              ------------
           OIL & GAS -- 0.1%
    4,240  OMV AG...........................       567,937
                                              ------------
           PAPER PRODUCTS -- 0.0%
    1,900  Mayr-Melnhof Karton AG...........       124,183
                                              ------------
           STEEL -- 0.0%
    1,800  Boehler-Uddeholm AG..............       118,923
                                              ------------
           TRANSPORTATION -- 0.0%
    3,300  Flughafen Wien AG................       158,256
                                              ------------
                                                 4,038,796
                                              ------------
           BELGIUM -- 1.4%
           BANKING -- 0.3%
    1,116  Generale de Banque SA............       828,527
   12,520  Kredietbank NV...................     1,120,441
                                              ------------
                                                 1,948,968
                                              ------------
           BUILDING PRODUCTS -- 0.0%
    1,925  Cimenteries CBR Cementbedrijven..       215,728
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           BELGIUM (CONTINUED)
           CHEMICALS -- 0.1%
    8,510  Solvay SA........................  $    674,671
                                              ------------
           ELECTRIC UTILITY -- 0.2%
    5,840  Tractebel........................       855,361
                                              ------------
           ENERGY -- 0.1%
    1,897  PetroFina SA.....................       778,733
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.2%
    3,800  Electrabel SA....................     1,077,398
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.1%
    2,000  Groupe Bruxelles Lambert SA......       403,655
                                              ------------
           INSURANCE -- 0.2%
    2,900  Fortis AG........................       740,392
    1,350  Royale Belge.....................       513,370
                                              ------------
                                                 1,253,762
                                              ------------
           MERCHANDISING -- 0.1%
    4,400  Delhaize-Le Lion SA..............       307,444
                                              ------------
           TECHNOLOGY -- 0.1%
    1,000  Barco NV.........................       279,495
                                              ------------
           TRANSPORTATION -- 0.0%
    1,422  Union Miniere SA*................        87,896
                                              ------------
                                                 7,883,111
                                              ------------
           DENMARK -- 1.0%
           BANKING & FINANCE -- 0.2%
    4,147  Den Danske Bank..................       497,494
    4,193  Unidanmark AS, Class A...........       376,802
                                              ------------
                                                   874,296
                                              ------------
           BEVERAGES & TOBACCO -- 0.1%
    2,760  Carlsberg AS, Class A*...........       200,668
    2,305  Carlsberg AS, Class B*...........       167,587
                                              ------------
                                                   368,255
                                              ------------
           COMMERCIAL SERVICES -- 0.0%
    2,390  ISS International Service System
           AS, Series B*....................       139,014
                                              ------------
           ENGINEERING -- 0.0%
    3,615  FLS Industries AS, Class B.......        91,991
                                              ------------
           FOOD PRODUCTS -- 0.1%
    4,795  Danisco AS.......................       322,130
                                              ------------
           PHARMACEUTICALS -- 0.2%
    6,946  Novo Nordisk AS, Class B.........       957,510
                                              ------------
           TELECOMMUNICATIONS -- 0.2%
   11,300  Tele Danmark AS, Class B.........     1,084,482
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           DENMARK (CONTINUED)
           TRANSPORTATION & SHIPPING -- 0.2%
       85  D/S 1912, Class B................  $    729,241
       60  D/S Svendborg AS, Class B........       732,876
                                              ------------
                                                 1,462,117
                                              ------------
                                                 5,299,795
                                              ------------
           FINLAND -- 0.9%
           BANKING & FINANCE -- 0.1%
   57,106  Merita Ltd., Class A.............       376,787
                                              ------------
           CHEMICALS -- 0.0%
    8,900  Kemira...........................        91,977
                                              ------------
           DIVERSIFIED -- 0.0%
      800  Amer Group Ltd.*.................        15,456
    1,500  Instrumentarium Group, Series B..        95,690
                                              ------------
                                                   111,146
                                              ------------
           ENGINEERING -- 0.0%
    5,500  Metra AB.........................       180,443
                                              ------------
           FOOD PRODUCTS -- 0.0%
    5,200  Cultor-Series 1..................        83,405
    4,400  Cultor-Series 2..................        71,375
                                              ------------
                                                   154,780
                                              ------------
           FOREST PRODUCTS -- 0.1%
   18,660  UPM-Kymmene Corp.................       513,564
                                              ------------
           INSURANCE -- 0.0%
      800  Pohjola Insurance Group, Class B.        39,807
    4,300  Sampo Insurance Co...............       203,773
                                              ------------
                                                   243,580
                                              ------------
           MACHINERY & EQUIPMENT -- 0.0%
      500  Kone Corp.-Class B...............        70,172
                                              ------------
           METALS -- 0.0%
    8,700  Outokumpu........................       111,000
                                              ------------
           RETAIL-GENERAL MERCHANDISE -- 0.0%
    6,300  Kesko............................        99,326
    2,250  Stockmann AB-B Share.............        52,493
                                              ------------
                                                   151,819
                                              ------------
           TELECOMMUNICATIONS -- 0.6%
   30,600  Nokia-Class A....................     2,250,458
   11,000  Nokia-Class K....................       809,991
                                              ------------
                                                 3,060,449
                                              ------------
                                                 5,065,717
                                              ------------
           FRANCE -- 8.0%
           ADVERTISING -- 0.0%
        3  Havas SA.........................           255
                                              ------------
           APPLIANCES & HOUSEHOLD PRODUCTS -- 0.0%
    3,050  Moulinex*........................        79,150
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           FRANCE (CONTINUED)
           AUTO PARTS -- 0.1%
    7,267  Valeo SA.........................  $    742,803
                                              ------------
           AUTOMOTIVE -- 0.1%
    3,662  PSA Peugeot Citroen..............       787,393
                                              ------------
           BANKING -- 0.8%
   14,674  Banque Nationale de Paris........     1,198,962
   11,664  Paribas..........................     1,248,192
    6,847  Societe Generale.................     1,423,526
                                              ------------
                                                 3,870,680
                                              ------------
           BEVERAGES & TOBACCO -- 0.3%
    6,120  LVMH (Moet Hennessy Louis
           Vuitton).........................     1,224,804
    5,400  Pernod Ricard....................       374,229
                                              ------------
                                                 1,599,033
                                              ------------
           BROADCASTING/CABLE -- 0.1%
    3,136  Canal Plus.......................       586,117
                                              ------------
           BUILDING PRODUCTS -- 0.2%
    1,195  Imetal SA........................       164,247
    6,721  Lafarge SA.......................       694,774
                                              ------------
                                                   859,021
                                              ------------
           CHEMICALS -- 0.4%
    5,932  L'Air Liquide....................       981,160
   24,814  Rhone-Poulenc SA.................     1,399,526
                                              ------------
                                                 2,380,686
                                              ------------
           COMMERCIAL SERVICES -- 0.1%
    2,840  Sodexho SA.......................       536,901
                                              ------------
           CONSTRUCTION -- 0.0%
    1,466  Bouygues.........................       266,236
                                              ------------
           DEFENSE -- 0.1%
      200  Sagem SA.........................       155,606
   12,325  Thomson CSF......................       468,861
                                              ------------
                                                   624,467
                                              ------------
           DIVERSIFIED -- 0.1%
      498  Chargeurs International SA.......        41,143
   12,106  Lagardere SCA....................       503,980
    1,350  Nord-Est SA......................        29,697
                                              ------------
                                                   574,820
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.6%
   10,437  Alcatel Alsthom..................     2,125,022
    2,100  Legrand SA.......................       555,737
   10,800  Schneider SA.....................       861,174
                                              ------------
                                                 3,541,933
                                              ------------
           ENERGY -- 0.9%
   17,367  Elf Aquitane SA..................     2,441,594
   15,800  Total SA, Class B................     2,054,042
                                              ------------
                                                 4,495,636
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           FRANCE (CONTINUED)
           ENGINEERING -- 0.0%
      200  Groupe Gtm.......................  $     20,774
                                              ------------
           FINANCE -- 0.5%
   11,988  Compagnie Generale des Eaux......     2,559,781
      523  CPR (Compagnie Parisenne de
           Reescompte)......................        42,127
      844  Credit National..................        53,046
      192  Eurafrance*......................       120,674
                                              ------------
                                                 2,775,628
                                              ------------
           FOOD & HOUSEHOLD PRODUCTS -- 0.1%
    2,600  Eridania Beghin-Say SA...........       574,096
                                              ------------
           FOOD PRODUCTS -- 0.3%
    5,121  Groupe Danone....................     1,411,953
                                              ------------
           HEALTH & PERSONAL CARE -- 0.6%
    4,266  L'OREAL..........................     2,372,889
    7,623  Sanofi SA........................       896,448
                                              ------------
                                                 3,269,337
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.1%
    9,690  Michelin Class B, Registered.....       559,344
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.3%
    8,780  Lyonnaise des Eaux SA............     1,444,932
                                              ------------
           INSURANCE -- 0.4%
   21,000  Axa-UAP..........................     2,361,881
                                              ------------
           LEISURE -- 0.1%
    2,650  Accor SA.........................       741,611
      541  Club Mediterranee SA*............        46,709
                                              ------------
                                                   788,320
                                              ------------
           MACHINE -- DIVERSIFIED -- 0.0%
    1,600  Sidel SA.........................       116,440
                                              ------------
           MEDIA -- 0.0%
      498  Pathe SA.........................        97,606
                                              ------------
           MEDICAL SUPPLIES -- 0.0%
      500  Essilor International............       211,461
                                              ------------
           MERCHANDISING -- 0.9%
    2,639  Carrefour SA.....................     1,669,555
    6,600  Etablissements Economiques du
           Casino Guichard-Perrachon........       527,037
    1,577  Pinault-Printemps-Redoute SA.....     1,319,812
    1,450  Promodes.........................       803,420
                                              ------------
                                                 4,319,824
                                              ------------
           MISCELLANEOUS MATERIALS & COMMODITIES -- 0.2%
    6,333  Compagnie de Saint Gobain........     1,174,208
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.1%
    5,700  Bic..............................       405,390
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           FRANCE (CONTINUED)
           OIL & GAS -- 0.0%
       50  Cie Gen Geophysiq*...............  $      7,335
    1,300  Primagaz Cie.....................       114,174
                                              ------------
                                                   121,509
                                              ------------
           REAL ESTATE -- 0.1%
    2,600  SEFIMEG..........................       188,355
      918  Simco SA.........................        75,310
      800  Unibail..........................       103,473
      572  Union Immobiliere de France......        45,128
                                              ------------
                                                   412,266
                                              ------------
           RETAIL -- SPECIAL LINE -- 0.0%
      352  Comptoirs Modernes...............       183,393
                                              ------------
           STEEL -- 0.1%
   25,100  Unisor Sacilor SA................       387,749
                                              ------------
           TELECOMMUNICATIONS -- SERVICES &
           EQUIPMENT -- 0.4%
   35,000  France Telecom*..................     2,413,981
                                              ------------
           TEXTILE PRODUCTS -- 0.0%
    1,050  Dollfus-Mieg & Cie*..............        28,308
                                              ------------
           TOBACCO -- 0.0%
    3,200  SEITA............................       145,021
                                              ------------
                                                44,168,552
                                              ------------
           GERMANY -- 10.0%
           AIRLINES -- 0.1%
   28,980  Lufthansa AG*....................       727,296
                                              ------------
           AUTOMOTIVE -- 1.2%
   39,170  Daimler-Benz AG..................     3,840,975
      761  MAN AG*..........................       295,962
    2,447  Volkswagen AG....................     2,352,058
                                              ------------
                                                 6,488,995
                                              ------------
           BANKING -- 1.8%
   54,840  Bayer AG.........................     2,828,536
   23,028  Bayerische Vereinsbank AG........     1,958,300
   40,260  Deutsche Bank AG.................     3,409,211
   37,160  Dresdner Bank AG.................     2,003,102
                                              ------------
                                                10,199,149
                                              ------------
           BANKING & FINANCE -- 0.2%
   19,520  Bayerische Hypotheken-und
           Weschel-Bank AG..................     1,237,145
                                              ------------
           BUILDING PRODUCTS -- 0.1%
    4,070  Heidelberger Zement AG...........       385,572
                                              ------------
           CHEMICALS -- 0.5%
   46,780  BASF AG..........................     2,215,853
    7,120  Degussa AG.......................       438,237
                                              ------------
                                                 2,654,090
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           GERMANY (CONTINUED)
           CLOTHING -- 0.1%
    3,500  Adidas AG........................  $    604,975
                                              ------------
           COMPUTER SOFTWARE -- 0.5%
    4,700  SAP AG...........................     2,851,193
                                              ------------
           CONSTRUCTION -- 0.0%
    4,730  Hochtief AG......................       226,669
                                              ------------
           DIVERSIFIED -- 0.8%
    1,231  Preussag AG......................       439,196
   37,390  VEBA AG..........................     2,547,858
    2,007  Viag AG..........................     1,356,506
                                              ------------
                                                 4,343,560
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.5%
   43,470  Siemens AG.......................     2,644,275
                                              ------------
           ENGINEERING -- 0.5%
    2,040  AGIV-AG*.........................        56,057
    2,970  Bilfinger & Berger Bau AG........       100,863
   27,820  Mannesmann AG....................     2,822,020
                                              ------------
                                                 2,978,940
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.3%
   25,650  RWE AG *.........................     1,520,498
                                              ------------
           HEALTH & PERSONAL CARE -- 0.1%
    7,860  Beiersdorf AG, Series ABC........       500,331
                                              ------------
           HEALTH CARE -- 0.1%
    5,300  Schering AG......................       624,537
                                              ------------
           INSURANCE -- 1.7%
    1,780  Aachener & Muenchener............       208,074
   17,070  Allianz AG.......................     5,626,847
    3,660  Amb Aachener & Muenchener........       427,634
    6,045  Muenchener Rueckver..............     2,997,326
                                              ------------
                                                 9,259,881
                                              ------------
           MACHINERY & EQUIPMENT -- 0.1%
    3,830  Kloeckner-Humbolt-Deutz AG*......        44,559
      636  Linde AG.........................       445,720
                                              ------------
                                                   490,279
                                              ------------
           METALS & MINING -- 0.1%
    2,480  FAG Kugelfischer Georg Schaefer
           AG...............................        36,959
    2,734  Thyssen AG.......................       692,196
                                              ------------
                                                   729,155
                                              ------------
           PHARMACEUTICALS -- 0.1%
   13,100  Merck KGaA.......................       585,679
                                              ------------
           RETAIL STORES -- 0.3%
      791  Karstadt AG......................       382,127
   17,073  Metro AG*........................     1,035,711
                                              ------------
                                                 1,417,838
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           GERMANY (CONTINUED)
           RETAIL -- GENERAL MERCHANDISE -- 0.0%
    1,630  Douglas Holding AG...............  $     86,239
                                              ------------
           TELECOMMUNICATIONS -- 0.8%
  158,800  Deutsche Telekom AG..............     4,284,440
                                              ------------
           TIRE & RUBBER -- 0.0%
    4,870  Continental AG...................       151,628
                                              ------------
                                                54,992,364
                                              ------------
           HONG KONG -- 1.8%
           AIRLINES -- 0.0%
   12,600  Hong Kong Aircraft Engineering
           Co., Ltd.........................        19,513
                                              ------------
           BANKING -- 0.2%
  356,630  Bank of East Asia Ltd.*..........       386,612
  108,800  Hang Seng Bank Ltd...............       615,008
                                              ------------
                                                 1,001,620
                                              ------------
           BANKING & FINANCE -- 0.0%
   14,695  Wing Lung Bank...................        34,137
                                              ------------
           BROADCASTING & PUBLISHING -- 0.0%
   96,000  South China Morning Post Holdings
           Ltd..............................        46,150
   25,000  Television Broadcasts Ltd........        66,141
                                              ------------
                                                   112,291
                                              ------------
           DISTRIBUTION -- 0.0%
   18,000  Dickson Concepts International...        25,088
                                              ------------
           DIVERSIFIED -- 0.1%
   94,500  Swire Pacific Ltd., Class A......       356,727
  250,000  Wharf Holdings Ltd...............       246,820
                                              ------------
                                                   603,547
                                              ------------
           ELECTRIC UTILITY -- 0.1%
  141,400  CLP Holdings Ltd.................       644,173
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.1%
  161,700  Johnson Electric Holdings Ltd....       598,922
                                              ------------
           ELECTRICAL EQUIPMENT -- 0.0%
   65,000  Elec & Eltek International
           Holdings Ltd.....................        12,415
                                              ------------
           GAS UTILITY -- 0.1%
  383,075  Hong Kong & China Gas Co., Ltd...       435,055
                                              ------------
           HOTELS & LODGING -- 0.0%
   65,500  Hong Kong & Shanghai Hotels Ltd..        32,756
   33,000  Miramar Hotel & Investment Ltd...        28,960
  218,714  Regal Hotels International.......        26,251
                                              ------------
                                                    87,967
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.3%
  282,000  Hutchison Whampoa Ltd............     1,488,506
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           HONG KONG (CONTINUED)
           MANUFACTURING -- CONSUMER GOODS -- 0.0%
   20,000  Varitronix International Ltd.....  $     40,007
                                              ------------
           PRINTING & PUBLISHING -- 0.0%
  127,500  Oriental Press Group Ltd.........        11,847
                                              ------------
           REAL ESTATE -- 0.4%
  133,000  Cheung Kong Holdings Ltd. .......       653,965
  108,000  Chinese Estates Ltd. ............        18,816
  241,000  Hopewell Holdings Ltd. ..........        25,815
  332,000  Hysan Development Co., Ltd. .....       274,218
   26,000  Kumagai Gumi (Hong Kong).........        10,821
  116,525  New World Development Co., Ltd. .       225,574
  384,000  Shangri-La Asia Ltd. ............       247,787
  773,796  Sino Land Company................       269,630
  133,695  Sun Hung Kai Properties Ltd. ....       567,661
   43,270  Tai Cheung Holdings Ltd. ........        10,498
                                              ------------
                                                 2,304,785
                                              ------------
           REAL ESTATE INVESTMENT TRUST -- 0.1%
  455,100  Hang Lung Development Co. .......       452,247
                                              ------------
           RETAIL STORES -- 0.0%
   50,000  Giordano International Ltd. .....        10,131
                                              ------------
           TELECOMMUNICATIONS -- 0.2%
  677,343  Hong Kong Telecommunications
           Ltd. ............................     1,271,891
                                              ------------
           TRANSPORTATION -- 0.1%
1,092,000  Cathay Pacific Airways...........       768,064
  109,859  Shun Tak Holdings Ltd. ..........        10,775
                                              ------------
                                                   778,839
                                              ------------
                                                 9,932,981
                                              ------------
           IRELAND -- 0.2%
           BANKING -- 0.2%
   33,900  Allied Irish Banks...............       489,399
                                              ------------
           BUILDING PRODUCTS -- 0.0%
   15,100  C.R.H. PLC.......................       214,201
                                              ------------
           CONSUMER GOODS & SERVICES -- 0.0%
   29,000  Waterford Wedgewood..............        37,619
                                              ------------
           DIVERSIFIED -- 0.0%
    3,200  DCC PLC..........................        28,566
                                              ------------
           FINANCE -- 0.0%
    3,700  Irish Permanent PLC..............        43,610
                                              ------------
           FOOD PRODUCTS -- 0.0%
   11,700  Fyffes PLC.......................        28,396
    7,600  Greencore Group..................        41,343
    6,500  Kerry Group PLC..................        89,758
                                              ------------
                                                   159,497
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           IRELAND (CONTINUED)
           INDUSTRIAL GOODS & SERVICES -- 0.0%
   43,100  Smurfit (Jefferson) Group........  $    128,050
                                              ------------
           INSURANCE -- 0.0%
   12,500  Irish Life PLC...................       115,074
                                              ------------
           MEDIA -- 0.0%
    9,800  Independent Newspapers PLC.......        52,627
                                              ------------
           OIL & GAS -- 0.0%
    9,100  Tullow Oil.......................        16,501
                                              ------------
           PRINTING & PUBLISHING -- 0.0%
    1,600  Clondalkin Group PLC.............        13,390
                                              ------------
           TRANSPORTATION & SHIPPING -- 0.0%
    1,000  Irish Continental Group PLC......        16,041
                                              ------------
                                                 1,314,575
                                              ------------
           ITALY -- 5.0%
           AGRICULTURE -- 0.0%
  130,300  Parmalat Finanziaria SpA.........       265,724
                                              ------------
           AUTO PARTS -- 0.0%
   72,520  Magneti Marelli SpA..............       159,111
                                              ------------
           AUTOMOTIVE -- 0.3%
  322,938  Fiat SpA.........................     1,413,438
   70,340  Fiat SpA di Risp.
           (Non-convertible)*...............       174,114
   90,820  Fiat SpA Preferred...............       226,086
                                              ------------
                                                 1,813,638
                                              ------------
           BANKING -- 0.9%
  157,800  Banca Commerciale Italiana.......       943,666
  136,782  Banco Ambrosiano Veneto SpA......       765,265
   59,100  Banco Ambrosiano Veneto SpA di
           Risp. (Non-convertible)..........       174,220
   20,400  Banco Popolare de Milano.........       162,392
  253,200  Credito Italiano SpA.............     1,325,434
   71,800  Istituto Bancario San Paolo di
           Torino...........................     1,036,072
   12,523  Riunione Adriatica di Sicurta SpA
           di Risp., (Non-convertible)......       112,721
                                              ------------
                                                 4,519,770
                                              ------------
           BROADCASTING & PUBLISHING -- 0.1%
  103,400  Mediaset SpA.....................       659,938
                                              ------------
           BUILDING PRODUCTS -- 0.0%
    1,900  Cementir SpA.....................         2,159
   15,050  Italcementi SpA..................       135,298
      900  Italcementi SpA di Risp.
           (Non-convertible)................         3,944
                                              ------------
                                                   141,401
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           ITALY (CONTINUED)
           CHEMICALS -- 0.1%
  438,762  Montedison SpA...................  $    544,272
   12,800  Montedison SpA di Risp.
           (Non-convertible)................         9,901
   84,200  Snia BPD SpA.....................       103,263
      900  Snia BPD SpA di Risp.
           (Non-convertible)................           861
                                              ------------
                                                   658,297
                                              ------------
           ENGINEERING -- 0.0%
    7,900  Impregilo SpA*...................         6,978
                                              ------------
           FINANCE -- 0.3%
   52,800  Istituto Mobiliare Italiano SpA..       831,707
   50,370  Mediobanca SpA*..................       638,994
                                              ------------
                                                 1,470,701
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.1%
   55,800  Edison SpA.......................       447,800
                                              ------------
           GAS UTILITY -- 0.0%
   61,300  Italgas SpA......................       249,676
                                              ------------
           INSURANCE -- 0.8%
   86,263  Assicurazioni Generali*..........     2,804,985
  351,600  Istituto Nazionale delle
           Assicurazioni....................       998,892
   29,262  Riuniune Adriatici de Sicurta
           SpA..............................       381,095
   10,900  Societa Assicuratrice Industriale
           (SAI) SpA........................       139,197
                                              ------------
                                                 4,324,169
                                              ------------
           JEWELRY -- 0.0%
   25,400  Bulgari SpA......................       133,177
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.1%
  236,196  Olivetti SpA*....................       351,460
                                              ------------
           OIL & GAS -- 0.8%
  674,000  ENI SpA..........................     4,417,372
                                              ------------
           PAPER PRODUCTS -- 0.0%
   15,200  Burgo (Cartiere) SpA.............       121,725
                                              ------------
           PRINTING & PUBLISHING -- 0.0%
   11,400  Mondadori (Arnoldo) Editore SpA..       134,680
                                              ------------
           RETAIL STORES -- 0.0%
   18,300  La Rinascente SpA................       182,223
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           ITALY (CONTINUED)
           STEEL -- 0.0%
   10,400  Falck, Acciaierie & Ferriere
           Lombarde SpA.....................  $     67,284
                                              ------------
           TELECOMMUNICATIONS -- 1.3%
   19,400  Sirti SpA........................       105,537
  137,560  Telecom Italia Mobile SpA........       464,324
  559,460  Telecom Italia Mobile SpA di
           Risp. (Non-convertible)..........     3,421,186
  317,911  Telecom Italia SpA*..............     2,340,224
   80,060  Telecom Italia SpA--Rnc*.........       387,565
                                              ------------
                                                 6,718,836
                                              ------------
           TEXTILE PRODUCTS -- 0.1%
  160,320  Benetton Group Spa...............       332,807
    4,200  Marzotto (Gaetano) & Figli SpA...        64,032
                                              ------------
                                                   396,839
                                              ------------
           TIRE & RUBBER -- 0.1%
  145,000  Pirelli SpA......................       452,730
   10,600  Pirelli SpA di Risp.
           (Non-convertible)................        25,344
                                              ------------
                                                   478,074
                                              ------------
                                                27,718,873
                                              ------------
           JAPAN -- 24.8%
           ALUMINUM -- 0.0%
   38,000  Nippon Light Metal Co., Ltd......        43,809
                                              ------------
           APPLIANCES & HOUSEHOLD PRODUCTS -- 1.6%
  203,000  Matsushita Electric Industrial
           Co., Ltd.........................     3,261,807
   16,000  Pioneer Electronic Corp..........       305,508
  187,000  Sanyo Electric Co................       565,911
  108,000  Sharp Corp.......................       874,677
   39,000  Sony Corp........................     3,358,071
                                              ------------
                                                 8,365,974
                                              ------------
           AUTOMOTIVE -- 2.7%
    3,000  Autobacs Seven Co., Ltd..........        85,816
   93,000  Honda Motor Co., Ltd.............     3,310,300
  241,000  Nissan Motor Co., Ltd............       758,850
26,000...  Toyoda Automatic Loom Works             458,983
  367,000  Toyota Motor Corp................     9,493,316
                                              ------------
                                                14,107,265
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           BANKING -- 3.1%
   36,000  77 Bank..........................  $    300,897
  228,000  Asahi Bank Ltd...................     1,002,125
   44,000  Ashikaga Bank Ltd................        54,847
  449,000  Bank of Tokyo -- Mitsubishi Ltd..     4,752,538
  104,000  Bank of Yokohama Ltd.............       254,783
   71,000  Chiba Bank Ltd...................       245,560
  300,000  Fuji Bank Ltd....................     1,338,041
   49,000  Gunma Bank Ltd...................       331,527
   62,000  Hokuriku Bank....................        80,412
  265,000  Industrial Bank of Japan.........     1,661,202
   85,000  Joyo Bank........................       313,579
  110,000  Mitsui Trust & Banking Co., Ltd..       259,178
  359,000  Sakura Bank Ltd..................       931,224
   77,000  Shizuoka Bank....................       826,674
  305,000  Sumitomo Bank Ltd................     2,966,819
  199,000  Tokai Bank.......................     1,095,478
   18,000  Yamaguchi Bank...................       230,861
                                              ------------
                                                16,645,745
                                              ------------
           BEVERAGES & TOBACCO -- 0.3%
   46,000  Asahi Breweries Ltd..............       580,034
  101,000  Kirin Brewery Co., Ltd...........       953,345
   11,000  Takara Shuzo.....................        45,653
                                              ------------
                                                 1,579,032
                                              ------------
           BREWERY -- 0.0%
   31,000  Sapporo Breweries Ltd............       118,608
                                              ------------
           BROADCASTING & PUBLISHING -- 0.0%
   16,000  Tokyo Broadcasting System........       178,694
                                              ------------
           BUILDING PRODUCTS -- 0.1%
   52,000  Chichibu Onoda Cement Corp.......        94,045
   17,000  Nihon Cement Co., Ltd............        34,053
   21,000  Sanwa Shutter Corp...............        92,301
   23,000  Sumitomo Osaka Cement Co., Ltd...        29,499
   20,000  Tostem Corp......................       259,106
                                              ------------
                                                   509,004
                                              ------------
           CHEMICALS -- 1.3%
  138,000  Asahi Chemical Industry Co.,
           Ltd..............................       497,172
   19,000  Daicel Chemical Industries Ltd...        40,249
   72,000  Dainippon Ink & Chemicals Inc....       220,485
   27,000  Denki Kagaku Kogyo Kabushiki
           Kaisha...........................        43,578
   32,000  Kaneka Corp......................       168,318
   32,000  Konica Corp......................       144,108
  201,000  Mitsubishi Chemical Corp.........       363,519
   45,000  Mitsubishi Gas Chemical Co.......       135,858
   10,000  Nippon Shokubai Kabushiki Kaisha
           Co...............................        53,680
   50,000  Sekisui Chemical Co., Ltd........       255,791
   37,000  Shin-Etsu Chemical Co., Ltd......       639,839
   95,000  Showa Denko Kabushiki Kaisha.....        95,832
  155,000  Sumitomo Chemical Co.............       478,005

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
   89,000  Takeda Chemical Industries.......  $  2,366,322
  134,000  Toray Industries Inc.............       695,176
   54,000  Tosoh Corp.*.....................        93,771
   76,000  Ube Industries Ltd...............        98,570
                                              ------------
                                                 6,390,273
                                              ------------
           CLOTHING -- 0.0%
    5,000  Tokyo Style......................        48,997
                                              ------------
           COMMERCIAL SERVICES -- 0.0%
      100  Oyo Corp.........................         1,347
                                              ------------
           COMPUTER SOFTWARE -- 0.0%
    5,000  CSK Corp.........................        99,434
                                              ------------
           CONSTRUCTION -- 0.3%
   50,000  Daiwa House Industry Co., Ltd....       441,330
   35,000  Kumagai Gumi Co., Ltd............        25,219
   13,000  Okumura Corp.....................        45,617
   18,000  Penta-Ocean Construction.........        41,503
   68,000  Sekisui House Ltd................       526,714
   72,000  Shimizu Corp.....................       207,515
   93,000  Taisei Corp......................       201,030
                                              ------------
                                                 1,488,928
                                              ------------
           CONSUMER GOODS & SERVICES -- 0.1%
   22,000  Nippon Sheet Glass Co., Ltd......        34,716
   13,000  Shimano Inc......................       329,719
   34,000  Toto Ltd.........................       206,521
                                              ------------
                                                   570,956
                                              ------------
           COSMETICS/PERSONAL CARE -- 0.1%
   40,000  Shiseido Co., Ltd................       454,228
                                              ------------
           DATA PROCESSING & REPRODUCTION -- 0.4%
  197,000  Fujitsu Ltd......................     2,072,414
                                              ------------
           DISTRIBUTION -- 0.1%
  137,000  Itochu Corp......................       296,141
                                              ------------
           DIVERSIFIED -- 0.0%
   18,000  Yamaha Corp......................       175,091
                                              ------------
           ELECTRIC UTILITY -- 0.9%
  107,900  Kansai Electric Power Co.,
           Inc..............................     1,873,682
   47,500  Tohoku Electric Power............       699,913
  132,000  Tokyo Electric Power Co..........     2,587,023
                                              ------------
                                                 5,160,618
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.6%
   25,000  Casio Computer Co., Ltd..........       232,194
   18,000  Kyocera Corp.....................       879,346
  206,000  Mitsubishi Electric Corp.........       473,495
   35,000  Nikon Corp.......................       251,684
   25,000  Omron Corp.......................       381,886
   11,000  Rohm Co., Ltd....................     1,129,445
                                              ------------
                                                 3,348,050
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           ELECTRICAL EQUIPMENT -- 0.1%
   16,000  Alps Electric Co., Ltd...........  $    190,222
    6,000  SMC Corp.........................       456,101
   10,000  Taiyo Yuden Co., Ltd.............       106,352
                                              ------------
                                                   752,675
                                              ------------
           ELECTRONIC COMPONENTS/INSTRUMENTS -- 0.9%
    8,690  Advantest Corp...................       467,107
    8,000  Dainippon Screen Manufacturing
           Co., Ltd.........................        32,741
   22,100  Fanuc Ltd........................       764,348
    3,000  Hirose Electric Co., Ltd.........       146,341
  330,000  Hitachi Ltd......................     2,151,889
  153,000  NEC Corp.........................     1,425,435
   23,000  Yokogawa Electric Corp...........       122,636
                                              ------------
                                                 5,110,497
                                              ------------
           ELECTRONICS -- 0.0%
   13,000  Nitto Denko Corp.................       195,302
                                              ------------
           ENERGY -- 0.1%
   57,000  Cosmo Oil Co., Ltd...............       102,677
  100,000  Japan Energy Corp................       105,919
  118,000  Nippon Oil Co., Ltd..............       380,906
                                              ------------
                                                   589,502
                                              ------------
           ENGINEERING -- 0.3%
    7,000  Daito Trust Construction Co.,
           Ltd. ............................        52,960
   92,000  Kajima Corp. ....................       251,900
   18,000  Kandenko Co., Ltd. ..............       111,410
  127,000  Kawasaki Heavy Industries Ltd. ..       256,224
   25,000  Kinden Corp. ....................       302,626
   25,000  Nishimatsu Construction..........       122,492
   71,000  Obayashi Corp. ..................       300,811
                                              ------------
                                                 1,398,423
                                              ------------
           ENTERTAINMENT -- 0.0%
    1,700  Toho Co. ........................       178,838
   14,000  Tokyo Dome Corp. ................        75,657
                                              ------------
                                                   254,495
                                              ------------
           FINANCE -- 1.0%
   14,000  Acom Co., Ltd. ..................       664,769
  128,000  Daiwa Securities Co., Ltd. ......       550,607
   23,000  Higo Bank........................       103,577
  125,000  Mitsubishi Trust & Banking
           Corp. ...........................     1,061,894
  195,000  Nomura Securities Co., Ltd. .....     2,269,157
   24,000  Orient Corp. ....................        52,398
    6,000  Orix Corp. ......................       405,087
    6,000  Uni-Charm........................       222,214
  100,000  Yasuda Trust & Banking...........        93,670
                                              ------------
                                                 5,423,373
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           FOOD & HOUSEHOLD PRODUCTS -- 0.3%
   62,000  Ajinomoto Co., Inc. .............  $    542,782
   59,000  Kao Corp. .......................       909,752
   21,000  Nippon Meat Packers Inc. ........       257,081
   12,000  Nissin Food Products Co., Ltd. ..       214,865
                                              ------------
                                                 1,924,480
                                              ------------
           FOOD PRODUCTS -- 0.1%
   65,000  Daiei Inc. ......................       152,214
   10,000  House Foods Industry.............       128,328
   12,000  Itoham Foods.....................        51,879
   17,000  Kikkoman Corp. ..................        89,419
   15,000  Meiji Milk Products Co., Ltd. ...        39,990
   16,000  Nichirei Corp. ..................        32,857
    8,000  QP Corp. ........................        52,167
   23,000  Snow Brand Milk Products Co.,
           Ltd. ............................        69,604
   20,000  Yamazaki Baking Co., Ltd. .......       177,253
                                              ------------
                                                   793,711
                                              ------------
           FOREST PRODUCTS -- 0.2%
   17,000  Mitsubishi Paper Mills...........        33,073
   91,000  Nippon Paper Industries Co. .....       378,989
   99,000  Oji Paper Co., Ltd. .............       430,853
   12,000  Sumitomo Forestry Co., Ltd. .....        67,356
                                              ------------
                                                   910,271
                                              ------------
           GAS UTILITY -- 0.2%
  243,000  Osaka Gas Co., Ltd. .............       623,324
  270,000  Tokyo Gas Co., Ltd. .............       601,146
                                              ------------
                                                 1,224,470
                                              ------------
           HEALTH & PERSONAL CARE -- 0.4%
   22,000  Chugai Pharmaceutical Co., Ltd. .       143,935
   40,000  Kyowa Hakko Kogyo Co. ...........       158,519
   15,000  Lion Corp. ......................        50,798
   44,000  Sankyo Co., Ltd. ................     1,001,837
   32,000  Yamanouchi Pharmaceutical Co.,
           Ltd. ............................       666,354
                                              ------------
                                                 2,021,443
                                              ------------
           HOTELS & LODGING -- 0.0%
   11,000  Fujita Kanko Inc. ...............        89,563
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.9%
   88,000  Bridgestone Corp. ...............     2,079,763
   97,000  Denso Corp. .....................     1,607,522
   17,000  Inax Corp. ......................        58,429
   58,000  Mitsui Engineering & Shipbuilding
           Co., Ltd.*.......................        43,881
   35,000  NGK Insulators Ltd. .............       303,887
   20,000  NGK Spark Plug Co., Ltd. ........       170,047
   70,000  Sumitomo Electric Industries
           Ltd. ............................       707,641
                                              ------------
                                                 4,971,170
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           INSURANCE -- 0.5%
   69,000  Mitsui Marine & Fire Insurance
           Co., Ltd. .......................  $    346,529
   41,000  Nichido Fire & Marine Insurance
           Co., Ltd. .......................       214,180
   53,000  Nippon Fire & Marine Insurance
           Co. .............................       216,529
   64,000  Sumitomo Marine & Fire Insurance
           Co. .............................       357,848
  170,000  Tokio Marine & Fire Insurance
           Co. .............................     1,746,730
                                              ------------
                                                 2,881,816
                                              ------------
           JEWELRY -- 0.1%
   29,000  Citizen Watch Co., Ltd. .........       239,255
   11,000  Hoya Corp. ......................       311,489
                                              ------------
                                                   550,744
                                              ------------
           LEASING -- 0.1%
    7,000  Daiwa Kosho Lease Co., Ltd. .....        29,405
   38,000  Yamato Transport Co., Ltd. ......       425,766
                                              ------------
                                                   455,171
                                              ------------
           LEISURE -- 0.0%
    4,000  Namco............................        93,382
                                              ------------
           MACHINE-DIVERSIFIED -- 0.0%
    7,000  Komori Corp. ....................       132,903
   12,000  Kurita Water Industries Ltd. ....       141,802
                                              ------------
                                                   274,705
                                              ------------
           MACHINERY & EQUIPMENT -- 0.7%
   27,000  Amada Co., Ltd. .................       131,318
   14,000  Brother Industries Ltd. .........        52,253
   24,000  Daikin Industries Ltd. ..........       154,599
   26,000  Ebara Corp. .....................       231,178
   93,000  Komatsu Ltd. ....................       451,648
   10,000  Koyo Seiko Co., Ltd. ............        37,324
  135,000  Kubota Corp. ....................       311,273
   38,000  Minebea Co., Ltd. ...............       378,124
  324,000  Mitsubishi Heavy Industries
           Ltd. ............................     1,223,302
    5,000  Mori Seiki Co. ..................        61,210
   51,000  NSK Ltd. ........................       207,623
   42,000  NTN Corp. .......................       131,945
   63,000  Sumitomo Heavy Industries Ltd. ..       143,899
   16,000  Tokyo Electron Ltd. .............       489,966
                                              ------------
                                                 4,005,662
                                              ------------
           MANUFACTURING -- CAPITAL GOODS -- 0.2%
   31,000  Fujikura Ltd. ...................       138,041
   12,000  Kokuyo Co. ......................       203,192
   14,000  Makita Corp. ....................       161,300
   23,000  Murata Manufacturing Co., Ltd. ..       745,758
    8,000  Noritake Co., Ltd. ..............        37,468
    7,000  Takara Standard Co. .............        40,602
                                              ------------
                                                 1,326,361
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           MANUFACTURING -- CONSUMER GOODS -- 0.7%
   88,000  Canon Inc. ......................  $  1,997,334
   54,000  Fuji Photo Film Co., Ltd. .......     1,879,310
    8,700  Sega Enterprises Ltd. ...........       150,135
                                              ------------
                                                 4,026,779
                                              ------------
           MEDICAL SUPPLIES -- 0.0%
   24,000  Olympus Optical Co., Ltd. .......       208,553
                                              ------------
           MERCHANDISING -- 0.5%
   41,000  Ito-Yokado Co., Ltd. ............     1,929,099
   31,000  JUSCO Co., Ltd. .................       568,469
   35,000  Marui Co., Ltd. .................       522,030
                                              ------------
                                                 3,019,598
                                              ------------
           METALS -- 0.5%
   42,000  Daido Steel Co., Ltd. ...........        75,354
  312,000  Kawasaki Steel Corp. ............       562,020
  104,000  Mitsubishi Materials Corp. ......       212,069
  662,000  Nippon Steel Corp. ..............     1,163,872
  338,000  NKK Corp. .......................       323,911
  302,000  Sumitomo Metal Industries Ltd. ..       485,254
   11,000  Tokyo Steel Manufacturing Co. ...        56,591
                                              ------------
                                                 2,879,071
                                              ------------
           METALS & MINING -- 0.1%
   92,000  Hitachi Zosen Corp. .............       148,489
   46,000  Mitsui Mining & Smelting Co. ....       190,914
   52,000  Sumitomo Metal Mining Co. .......       210,945
                                              ------------
                                                   550,348
                                              ------------
           MISCELLANEOUS MATERIALS & COMMODITIES -- 0.1%
  113,000  Asahi Glass Co., Ltd. ...........       610,657
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.2%
   73,000  Dai Nippon Printing Co., Ltd. ...     1,165,075
                                              ------------
           OIL & GAS -- 0.0%
    3,100  Arabian Oil Co., Ltd. ...........        45,008
   32,000  Mitsubishi Oil Co., Ltd. ........        44,962
   14,000  Teikoko Oil Co., Ltd. ...........        43,276
                                              ------------
                                                   133,246
                                              ------------
           PACKAGING -- 0.0%
   21,000  Toyo Seikan Kaisha Ltd. .........       257,232
                                              ------------
           PHARMACEUTICALS -- 0.3%
   26,000  Dai-Ichi Pharmaceuticals.........       342,832
   27,000  Eisai Co., Ltd. .................       367,691
    3,000  Kissei Pharmaceutical Co., Ltd. .        44,313
   35,000  Meiji Seika Co. .................       106,424
   32,000  Shionogi & Co., Ltd. ............       184,458
   33,000  Taisho Pharmacuetical Co. .......       615,845
                                              ------------
                                                 1,661,563
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           REAL ESTATE -- 0.3%
  124,000  Mitsubishi Estate Co., Ltd. .....  $  1,090,031
   78,000  Mitsui Fudosan Co., Ltd. ........       615,974
                                              ------------
                                                 1,706,005
                                              ------------
           RESTAURANTS -- 0.0%
    5,000  Skylark Co., Ltd. ...............        49,357
                                              ------------
           RETAIL STORES -- 0.1%
    6,000  Aoyama Trading Co., Ltd. ........       147,855
   16,000  Hankyu Department Stores Co. ....        83,237
   20,000  Isetan Co. ......................       167,165
   29,000  Mycal Corp. .....................       183,882
   28,000  Takashimaya Co., Ltd. ...........       211,031
                                              ------------
                                                   793,170
                                              ------------
           RETAIL -- GENERAL MERCHANDISE -- 0.1%
   15,300  Credit Saison Co., Ltd. .........       303,167
   14,000  Daimuru Inc. ....................        36,719
   43,000  Mitsukoshi Ltd. .................       123,623
                                              ------------
                                                   463,509
                                              ------------
           RETAIL -- SPECIAL LINE -- 0.1%
   15,000  Seiyu Ltd. ......................        31,343
    2,000  Shimachu Co. ....................        32,857
   18,000  Uny Co., Ltd. ...................       291,818
                                              ------------
                                                   356,018
                                              ------------
           SERVICES -- 0.2%
   11,000  Secom Co., Ltd. .................       634,867
   67,000  Toppan Printing Co., Ltd. .......       716,417
                                              ------------
                                                 1,351,284
                                              ------------
           STORAGE -- 0.0%
   15,000  Mitsubishi Logistics Corp. ......       133,696
                                              ------------
           TELECOMMUNICATIONS -- 2.0%
   11,000  Nippon Comsys Corp. .............       126,339
    1,224  Nippon Telegraph & Telephone
           Corp. ...........................    10,142,305
                                              ------------
                                                10,268,644
                                              ------------
           TEXTILE PRODUCTS -- 0.2%
   12,000  Gunze Ltd. ......................        27,409
   33,000  Kuraray Co., Ltd. ...............       280,340
   57,000  Mitsubishi Rayon Co., Ltd. ......       159,354
   21,000  Nisshinbo Industries Inc. .......        83,979
   15,000  Onward Kashiyama Co., Ltd. ......       187,520
   89,000  Teijin Ltd. .....................       269,337
   49,000  Toyobo Ltd. .....................        64,258
   14,000  Wacoal Corp. ....................       142,234
                                              ------------
                                                 1,214,431
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           TRANSPORTATION -- 0.9%
      422  East Japan Railway Co. ..........  $  1,982,520
   82,000  Hankyu Corp. ....................       336,189
  171,000  Japan Airlines Co.*..............       475,599
  155,000  Kinki Nippon Railway Co. ........       725,943
   75,000  Nagoya Railroad Co., Ltd. .......       226,970
   46,000  Nankai Electric Railway Co. .....       198,869
  103,000  Nippon Express Co., Ltd. ........       552,163
   67,000  Odakyu Electric Railway Co. .....       205,173
   78,000  Tobu Railway Co., Ltd. ..........       206,261
  105,000  Tokyu Corp. .....................       318,514
                                              ------------
                                                 5,228,201
                                              ------------
           TRANSPORTATION & SHIPPING -- 0.2%
   25,000  Kamigumi Co., Ltd. ..............       104,478
   30,000  Kawasaki Kisen Kaisha Ltd.*......        51,879
   47,000  Keihin Electric Express Railway
           Co., Ltd. .......................       136,139
  101,000  Mitsui OSK Lines Ltd.*...........       171,748
  113,000  Nippon Yusen Kabushiki Kaisha           382,678
    8,000  Seino Transportation.............        44,385
                                              ------------
                                                   891,307
                                              ------------
           WHOLESALE & INTERNATIONAL TRADE -- 0.5%
  143,000  Marubeni Corp. ..................       285,413
  150,000  Mitsubishi Corp. ................       929,495
  152,000  Mitsui & Co. ....................       821,414
  102,000  Sumitomo Corp. ..................       490,211
                                              ------------
                                                 2,526,533
                                              ------------
           WIRE & CABLE PRODUCTS -- 0.0%
   60,000  Furukawa Electric Co., Ltd. .....       201,895
                                              ------------
                                               136,597,996
                                              ------------
           MALAYSIA -- 0.6%
           AGRICULTURE -- 0.1%
  130,000  Golden Hope Plantations Berhad...       119,108
   37,500  Highlands & Lowlands Berhad......        26,492
   52,000  IOI Corp. Berhad*................        25,953
   79,000  Kuala Lumpur Kepong Berhad.......       127,619
                                              ------------
                                                   299,172
                                              ------------
           AIRLINES -- 0.0%
   47,000  Malaysian Airlines...............        15,525
   12,000  Malaysian Pacific................        14,177
                                              ------------
                                                    29,702
                                              ------------
           AUTOMOTIVE -- 0.0%
   13,000  Ederan Otomobil..................        12,538
   19,200  Oriental Holdings................        31,942
  123,000  Tan Chong International Ltd.*....             0
   41,000  Tan Chong Motors.................         7,464
                                              ------------
                                                    51,944
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           MALAYSIA (CONTINUED)
           AUTOMOTIVE PARTS -- REPLACEMENT -- 0.0%
   33,000  Perusahaan Otomobil Nasional
           Berhad...........................  $     21,085
                                              ------------
           BANKING -- 0.2%
   24,000  AMMB Holdings Berhad*............        12,615
   48,000  Commerce Asset Holdings Berhad...        17,939
  343,000  Malayan Banking Berhad...........       345,688
  213,600  Public Bank......................        64,376
  187,000  RHB Capital Berhad...............        76,198
                                              ------------
                                                   516,816
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
   18,000  Guinness Anchor..................        19,096
                                              ------------
           BUILDING PRODUCTS -- 0.0%
   15,000  Jaya Tiasa Holdings Berhad.......        18,626
                                              ------------
           CHEMICALS -- 0.0%
    8,000  Malaysian Oxygen Berhad..........        17,746
                                              ------------
           CONSTRUCTION -- 0.0%
  132,500  YTL Corp. Berhad.................        99,675
                                              ------------
           DIVERSIFIED -- 0.0%
  113,000  Malayan United Industries........        13,078
   58,000  Multi-Purpose Holdings Berhad*...        14,404
   22,500  Perlis Plantations Berhad........        19,530
  247,040  Sime Darby Berhad................       170,352
   46,000  Time Engineering Berhard.........         6,322
                                              ------------
                                                   223,686
                                              ------------
           ELECTRIC UTILITY -- 0.1%
  327,000  Tenaga Nasional Berhad...........       394,214
                                              ------------
           ENERGY -- 0.0%
   16,000  Umw Holdings Berhard.............         7,175
                                              ------------
           ENGINEERING -- 0.0%
  180,000  Amsteel Corp. Berhad.............        18,228
    6,300  Silverstone Berhad*..............             0
   49,326  United Engineers (Malaysia)
           Ltd. ............................        20,099
                                              ------------
                                                    38,327
                                              ------------
           ENTERTAINMENT -- 0.0%
  141,000  Magnum Corp. Berhad..............        52,354
  118,000  Resorts World Berhad.............       129,736
                                              ------------
                                                   182,090
                                              ------------
           FINANCE -- 0.0%
   48,000  MBf Capital Berhad*..............         8,043
   23,000  Rashid Hussain Berhad............        11,313
                                              ------------
                                                    19,356
                                              ------------
           FOOD PRODUCTS -- 0.0%
   26,000  Nestle (Malaysia) Berhad.........       117,854
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           MALAYSIA (CONTINUED)
           HOME FURNISHINGS -- 0.0%
   47,000  Technology Resources Industries
           Berhad...........................  $     32,297
                                              ------------
           LEISURE -- 0.0%
   38,000  Berjaya Land Berhad..............        20,890
                                              ------------
           METALS & MINING -- 0.0%
   92,400  Malaysia Mining Corp. Berhad.....        29,408
                                              ------------
           OIL & GAS -- 0.0%
   17,500  Shell Refining Co. (Malaysia)
           Berhad...........................        24,895
                                              ------------
           PRINTING & PUBLISHING -- 0.0%
   11,000  New Straits Time Press...........         4,084
                                              ------------
           REAL ESTATE -- 0.0%
   60,000  Malaysian Resources..............        15,190
                                              ------------
           TELECOMMUNICATIONS -- 0.2%
  351,000  Telekom Malaysia Berhad..........       592,405
                                              ------------
           TOBACCO -- 0.0%
   15,000  RJ Reynolds......................        20,796
   29,300  Rothmans of Pall Mall (Malaysia)
           Berhad...........................       203,104
                                              ------------
                                                   223,900
                                              ------------
           TRANSPORTATION -- 0.0%
   91,000  Malaysian International Shipping.       132,743
                                              ------------
                                                 3,132,376
                                              ------------
           NETHERLANDS -- 5.2%
           APPLIANCES & HOUSEHOLD PRODUCTS -- 0.4%
   24,740  Philips Electronics NV...........     2,079,685
                                              ------------
           BANKING -- 0.4%
   97,985  ABN Amro Holding NV..............     2,292,811
                                              ------------
           BEVERAGES & TOBACCO -- 0.1%
   20,437  Heineken NV......................       802,723
                                              ------------
           BROADCASTING & PUBLISHING -- 0.1%
   46,030  Elsevier NV......................       694,674
                                              ------------
           CHEMICALS -- 0.2%
    5,283  Akzo Nobel NV....................     1,174,391
                                              ------------
           COMPUTER SOFTWARE -- 0.1%
    6,165  Getronics NV.....................       319,733
                                              ------------
           ENERGY -- 1.6%
  150,288  Royal Dutch Petroleum Co. .......     8,333,646
                                              ------------
           FINANCE -- 0.8%
   65,487  ING Groep NV.....................     4,288,061
                                              ------------
           FOOD PRODUCTS -- 0.6%
   45,024  Unilever NV-CVA..................     3,572,311
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           NETHERLANDS (CONTINUED)
           INSURANCE -- 0.0%
    2,123  Stad Rotterdam NV................  $    180,133
                                              ------------
           MANUFACTURING -- CONSUMER GOODS -- 0.0%
      262  Stork NV.........................         8,346
                                              ------------
           PACKAGING -- 0.0%
    6,620  Koninklijke KNP BT NV............       170,852
                                              ------------
           PRINTING & PUBLISHING -- 0.2%
    5,124  Oce NV...........................       218,137
    4,911  Wolters Kluwer CVA...............       674,042
                                              ------------
                                                   892,179
                                              ------------
           RETAIL -- SPECIAL LINE -- 0.2%
   38,919  Ahold............................     1,249,328
                                              ------------
           SERVICES -- 0.2%
   32,787  Koninklijke Royal PTT Nederland
           NV...............................     1,262,017
                                              ------------
           STEEL -- 0.0%
    3,036  Koninklijke Hoogovens NV.........       131,337
                                              ------------
           TRANSPORTATION -- 0.3%
    1,950  IHC Caland NV....................       109,759
    9,809  KLM Royal Dutch Air Lines NV.....       398,296
    1,133  Pakhoed NV Kon...................        36,760
   32,787  TNT Post Group NV................       838,121
                                              ------------
                                                 1,382,936
                                              ------------
                                                28,835,163
                                              ------------
           NEW ZEALAND -- 0.2%
           APPLIANCES & HOUSEHOLD PRODUCTS -- 0.0%
    8,949  Fisher & Paykel Industries Ltd. .        22,762
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
   41,300  Lion Nathan Ltd. ................        91,756
                                              ------------
           BUILDING PRODUCTS -- 0.0%
   26,010  Fletcher Challenge Building*.....        32,403
                                              ------------
           FINANCE -- 0.0%
  201,800  Brierley Investments Ltd. .......       100,562
                                              ------------
           FOREST PRODUCTS -- 0.0%
  130,281  Carter Holt Harvey Ltd. .........       113,614
   60,761  Fletcher Challenge Forests.......        34,063
   49,122  Fletcher Challenge Paper.........        54,567
                                              ------------
                                                   202,244
                                              ------------
           OIL & GAS -- 0.0%
   25,761  Fletcher Challenge Energy........        61,512
                                              ------------
           TELECOMMUNICATIONS -- 0.2%
  131,965  Telecom Corp. of New Zealand
           Ltd. ............................       543,900
                                              ------------
                                                 1,055,139
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           NORWAY -- 0.5%
           BANKING -- 0.1%
   49,100  Christiania Bank Og Kreditkasse..  $    205,395
   18,100  Den norske Bank ASA..............        94,822
                                              ------------
                                                   300,217
                                              ------------
           CHEMICALS -- 0.0%
    1,000  Dyno Industrier ASA..............        17,854
                                              ------------
           ELECTRIC UTILITY -- 0.0%
   15,650  Hafslund ASA, Series A...........        84,638
   10,326  Hafslund ASA, Series B...........        40,774
                                              ------------
                                                   125,412
                                              ------------
           ENGINEERING -- 0.0%
    3,050  Kvaerner ASA, Series A...........       103,342
                                              ------------
           FOREST PRODUCTS -- 0.0%
    3,200  Norske Skogindustrier ASA-
           Class A..........................        98,833
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.0%
    1,200  Unitor ASA.......................        17,671
                                              ------------
           INSURANCE -- 0.0%
   24,700  Storebrand ASA...................       218,882
                                              ------------
           MANUFACTURING -- CONSUMER GOODS -- 0.1%
   14,400  Orkla ASA-Class A................       334,969
                                              ------------
           OIL & GAS -- 0.2%
   10,500  Aker RGI ASA, Series A...........       164,885
    2,100  Aker RGI ASA, Series B...........        29,967
   16,850  Norsk Hydro ASA..................       741,102
    6,600  Petroleum Geo--Services ASA......       205,564
                                              ------------
                                                 1,141,518
                                              ------------
           TRANSPORTATION -- 0.0%
    9,000  Bergesen d.y. ASA-Class A........       171,238
    1,400  Bergesen d.y. ASA-Class B........        26,181
    2,200  Leif Hoegh & Co. ASA.............        32,110
                                              ------------
                                                   229,529
                                              ------------
                                                 2,588,227
                                              ------------
           SINGAPORE -- 0.7%
           AUTOMOTIVE -- 0.0%
    1,000  Cycle & Carriage.................         2,439
                                              ------------
           BANKING -- 0.2%
   77,375  Development Bank Of Singapore
           Ltd. ............................       428,212
  114,042  Oversea-Chinese Banking Corp.,
           Ltd. ............................       388,132
  117,350  United Overseas Bank Ltd. .......       364,661
                                              ------------
                                                 1,181,005
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
   47,000  Fraser & Neave Ltd. .............       126,299
                                              ------------
           ELECTRICAL EQUIPMENT -- 0.0%
    5,000  Creative Technology Ltd. *.......        60,670
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           SINGAPORE (CONTINUED)
           FINANCE -- 0.0%
   29,600  Haw Par Brothers International
           Ltd. ............................  $     31,011
                                              ------------
           HOTELS & LODGING -- 0.0%
    1,400  Overseas Union Enterprise Ltd. ..         2,063
    1,100  Shangri-La Hotel Ltd. ...........         1,361
                                              ------------
                                                     3,424
                                              ------------
           METALS & MINING -- 0.0%
    7,000  Straits Trading Co., Ltd. .......         4,123
                                              ------------
           PRINTING & PUBLISHING -- 0.1%
   45,136  Singapore Press Holdings Ltd. ...       301,892
                                              ------------
           REAL ESTATE -- 0.1%
   69,600  City Developments Ltd. ..........       194,446
  115,000  DBS Land Ltd. ...................        95,296
    8,000  United Industrial Corp., Ltd. ...         2,297
   52,000  United Overseas Land Ltd. .......        28,009
                                              ------------
                                                   320,048
                                              ------------
           STEEL -- 0.0%
   60,750  NatSteel Ltd. ...................        58,971
                                              ------------
           TELECOMMUNICATIONS -- 0.2%
  635,000  Singapore Telecommunications
           Ltd. ............................       902,052
                                              ------------
           TRANSPORTATION -- 0.1%
   59,000  Neptune Orient Lines Ltd. *......        20,429
  133,000  Singapore Airlines Ltd. .........       621,907
                                              ------------
                                                   642,336
                                              ------------
           TRANSPORTATION & SHIPPING -- 0.0%
   79,000  Keppel Corp. ....................       118,770
                                              ------------
           WHOLESALE DISTRIBUTION -- 0.0%
   11,000  Inchcape Berhad..................         7,553
                                              ------------
                                                 3,760,593
                                              ------------
           SPAIN -- 3.6%
           AGRICULTURE -- 0.0%
      400  Azucarera Ebro Agricolas SA......        11,915
                                              ------------
           BANKING -- 0.8%
   32,142  Banco Central Hispanoamericano
           SA...............................     1,011,983
   83,822  Banco Santander SA...............     2,149,071
   42,800  Corporation Bancaria De Espana
           SA...............................       961,735
                                              ------------
                                                 4,122,789
                                              ------------
           BANKING & FINANCE -- 0.5%
   58,941  Banco Bilbao Vizcaya SA..........     3,030,019
                                              ------------
           BEVERAGES & TOBACCO -- 0.1%
    1,650  El Aguila SA *...................        15,413
   16,530  Tabacalera SA-Class A............       339,044
                                              ------------
                                                   354,457
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           SPAIN (CONTINUED)
           BUILDING PRODUCTS -- 0.0%
      820  Portland Valderrivas SA..........  $    100,645
    5,400  Uralita SA.......................        77,072
                                              ------------
                                                   177,717
                                              ------------
           CHEMICALS -- 0.0%
      700  Ercros SA *......................           887
                                              ------------
           COMMERCIAL SERVICES -- 0.0%
      500  Prosegur, CIA de Seguridad SA....         5,961
                                              ------------
           ENERGY -- 0.3%
   26,198  Repsol SA........................     1,446,032
                                              ------------
           ENGINEERING -- 0.1%
   22,064  Autopistas Concesionaria Espanola
           SA...............................       342,290
    5,800  Dragados & Construcciones SA.....       186,021
      200  Urbis SA *.......................         2,796
                                              ------------
                                                   531,107
                                              ------------
           FOREST PRODUCTS -- 0.0%
      100  Empresa Nacional de Celulosas
           SA...............................         1,764
    2,498  Sarrio SA *......................        11,748
                                              ------------
                                                    13,512
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.8%
   90,480  Endesa--Empresa Nac Elec.........     1,982,888
    5,308  Fomento de Construcciones y
           Contratas SA.....................       274,259
   78,524  Iberdrola SA.....................     1,277,188
   26,566  Union Electrica Fenosa SA........       342,725
                                              ------------
                                                 3,877,060
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.0%
    1,475  Corporacion Financiara Alba SA...       162,347
                                              ------------
           INSURANCE -- 0.0%
    5,500  Corporacion Mapfre...............       193,285
                                              ------------
           MACHINERY & EQUIPMENT -- 0.0%
    6,417  Zardoya Otis SA..................       191,129
                                              ------------
           METALS -- 0.0%
    1,200  Acerinox SA......................       160,063
                                              ------------
           MISCELLANEOUS MATERIALS &
           COMMODITIES -- 0.0%
    1,221  Viscofan Industria Navarra de
           Envolturas Celulosicassa SA......        56,946
                                              ------------
           NATURAL GAS UTILITY -- 0.2%
   13,124  Gas Natural SDG SA...............       949,859
                                              ------------
           REAL ESTATE -- 0.0%
    3,669  Metrovacesa SA...................       108,079
    4,361  Vallehermoso SA..................       160,664
                                              ------------
                                                   268,743
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           SPAIN (CONTINUED)
           TELECOMMUNICATIONS -- 0.8%
   89,209  Telefonica de Espana.............  $  4,131,503
                                              ------------
           WATER UTILITY -- 0.0%
    4,700  Aquas De Barcelona...............       262,493
                                              ------------
                                                19,947,824
                                              ------------
           SWEDEN -- 2.8%
           AUTOMOTIVE -- 0.2%
   11,300  Volvo AB, Series A...............       328,729
   24,100  Volvo AB, Series B...............       717,716
                                              ------------
                                                 1,046,445
                                              ------------
           BANKING & FINANCE -- 0.5%
   24,700  ForeningsSparbanken AB...........       743,328
   46,600  Skandiaviska Enskilda Banken,
           Series A.........................       797,610
   17,200  Svenska Handelsbanken, Series A..       797,999
    6,300  Svenska Handlesbanken, Series B..       276,491
                                              ------------
                                                 2,615,428
                                              ------------
           CONSUMER GOODS & SERVICES -- 0.0%
    3,000  Securitas AB, Series B...........       146,898
                                              ------------
           ENGINEERING -- 0.3%
   53,000  ABB AB, Series A.................       750,977
   28,500  ABB AB, Series B.................       396,680
    9,300  Skanska AB, Series B.............       417,482
                                              ------------
                                                 1,565,139
                                              ------------
           FOREST PRODUCTS -- 0.1%
   21,500  Stora Kopparbergs Bergslags
           Aktiebolag, Series A.............       338,341
    3,250  Stora Kopparbergs Bergslags
           Aktiebolag, Series B.............        51,348
   16,200  Svenska Cellusoa AB, Series B....       419,476
                                              ------------
                                                   809,165
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.0%
    4,200  Sandvik AB, Series A.............       116,126
                                              ------------
           INSURANCE -- 0.1%
   45,500  Skandia Forsakrings AB...........       650,412
                                              ------------
           MACHINERY & EQUIPMENT -- 0.1%
   10,050  Atlas Copco AB, Series A.........       274,093
      500  Atlas Copco AB, Series B.........        13,636
                                              ------------
                                                   287,729
                                              ------------
           MANUFACTURING--CONSUMER GOODS -- 0.1%
   30,000  Electrolux AB, Series B..........       515,364
                                              ------------
           METAL FABRICATE/HARDWARE -- 0.0%
    9,300  SKF AB, Series A.................       165,011
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           SWEDEN (CONTINUED)
           METALS & MINING -- 0.1%
   10,100  SKF AB, Series B.................  $    183,638
    7,960  Trelleborg AB, Series B..........       104,803
                                              ------------
                                                   288,441
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.0%
      300  Esselte AB, Series B                      6,959
                                              ------------
           PHARMACEUTICALS -- 0.4%
   94,400  Astra AB, Series A...............     1,929,442
   24,333  Astra AB, Series B...............       485,138
                                              ------------
                                                 2,414,580
                                              ------------
           RETAIL--SPECIAL LINE -- 0.2%
   16,500  Hennes & Mauritz AB, Series B....     1,053,110
                                              ------------
           TELECOMMUNICATIONS -- 0.7%
  135,800  Telefonaktiebolaget LM Ericsson,
           Series B.........................     3,967,600
                                              ------------
                                                15,648,407
                                              ------------
           SWITZERLAND -- 6.7%
           AIRLINES -- 0.1%
    1,100  SAirGroup........................       361,878
                                              ------------
           BUILDING PRODUCTS -- 0.2%
      700  Holderbank Financiere Glarus AG-
           Class A..........................       176,060
      542  Holderbank Financiere Glarus AG-
           Class B..........................       689,644
                                              ------------
                                                   865,704
                                              ------------
           COMMERCIAL SERVICES -- 0.1%
    1,690  Addeco SA........................       762,099
                                              ------------
           DIVERSIFIED -- 0.3%
      704  ABB AG, Bearer Shares *..........     1,039,655
      579  Alusuisse-Lonza Holding AG,
           Registered.......................       734,433
                                              ------------
                                                 1,774,088
                                              ------------
           ELECTRONIC COMPONENTS/INSTRUMENTS -- 0.1%
      285  The Swatch Group AG, Bearer......       220,212
    1,100  The Swatch Group AG, Registered..       183,477
                                              ------------
                                                   403,689
                                              ------------
           FINANCE -- 1.7%
   14,820  Credit Suisse Group, Registered..     3,297,543
   16,543  UBS AG, Registered...............     6,151,063
                                              ------------
                                                 9,448,606
                                              ------------
           FOOD PRODUCTS -- 1.1%
    2,813  Nestle SA, Registered............     6,019,865
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.0%
       83  SGS Societe Generale de
           Surveillance Holding SA..........       140,685
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           SWITZERLAND (CONTINUED)
           INSURANCE -- 0.8%
      929  Swiss Reinsurance Co.,
           Registered.......................  $  2,349,432
    2,940  Zuerich Verichrng Gesellschft Rg.     1,876,252
                                              ------------
                                                 4,225,684
                                              ------------
           MANUFACTURING--CONSUMER GOODS -- 0.0%
      281  Sulzer AG, Registered............       221,753
                                              ------------
           PHARMACEUTICALS -- 2.3%
      578  Novartis AG, Bearer..............       962,564
    3,315  Novartis AG, Registered..........     5,516,884
      418  Roche Holding AG.................     4,104,737
      133  Roche Holding AG, Bearer.........     1,970,697
                                              ------------
                                                12,554,882
                                              ------------
                                                36,778,933
                                              ------------
           UNITED KINGDOM -- 21.1%
           AEROSPACE -- 0.1%
   25,464  Smiths Industries PLC............       356,039
                                              ------------
           AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
  136,688  British Aerospace PLC............     1,049,095
    7,300  Cobham PLC.......................       127,891
                                              ------------
                                                 1,176,986
                                              ------------
           APPLIANCES & HOUSEHOLD PRODUCTS -- 0.1%
   65,300  EMI Group PLC....................       572,549
                                              ------------
           AUTO PARTS -- 0.0%
   34,514  BBA Group PLC....................       260,292
                                              ------------
           AUTOMOTIVE -- 0.1%
  124,647  Rolls-Royce PLC..................       515,255
                                              ------------
           BANKING -- 2.4%
  110,837  Abbey National PLC...............     1,975,071
  119,828  Barclays PLC.....................     3,460,845
   68,595  HSBC Holdings PLC................     1,740,798
  141,539  HSBC Holdings PLC (Hong Kong
           Dollars).........................     3,438,462
   72,495  Royal Bank of Scotland Group
           PLC..............................     1,256,754
   24,268  Schroders PLC....................       623,173
                                              ------------
                                                12,495,103
                                              ------------
           BEVERAGES & TOBACCO -- 0.7%
  279,142  Diageo PLC.......................     3,323,119
   51,361  Scottish & Newcastle PLC.........       722,845
                                              ------------
                                                 4,045,964
                                              ------------
           BREWERY -- 0.2%
   62,127  Bass PLC.........................     1,160,981
   73,727  Bass PLC, Class B................       113,788
                                              ------------
                                                 1,274,769
                                              ------------
           BROADCASTING/CABLE -- 0.3%
  143,100  British Sky Broadcasting Group
           PLC..............................     1,030,858
   48,242  Carlton Communications PLC.......       430,229
                                              ------------
                                                 1,461,087
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)
           BUILDING PRODUCTS -- 0.3%
   61,602  Blue Circle Industries PLC.......  $    346,379
   42,536  BPB PLC..........................       260,465
   21,454  RMC Group PLC....................       372,637
   50,900  Rugby Group PLC..................        95,543
   77,348  Tarmac PLC.......................       139,057
   63,173  Williams PLC.....................       408,442
                                              ------------
                                                 1,622,523
                                              ------------
           CHEMICALS -- 0.3%
   40,448  BOC Group PLC....................       552,048
   33,804  Courtaulds PLC...................       251,271
   28,860  Elementis PLC....................        74,156
   60,251  Imperial Chemical Industries
           PLC..............................       971,109
                                              ------------
                                                 1,848,584
                                              ------------
           CONGLOMERATES -- 0.4%
  243,883  B.A.T. Industries PLC............     2,435,412
                                              ------------
           CONSTRUCTION -- 0.0%
   31,200  Taylor Woodrow PLC...............       104,635
                                              ------------
           DISTRIBUTION -- 0.4%
  308,609  BG PLC...........................     1,784,180
  366,494  Centrica PLC *...................       620,668
                                              ------------
                                                 2,404,848
                                              ------------
           ELECTRIC UTILITY -- 0.4%
  121,353  National Grid Group PLC..........       818,516
   97,883  Scottish Power PLC...............       863,952
   39,709  Southern Electric PLC............       366,719
                                              ------------
                                                 2,049,187
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.4%
   15,800  Bowthorpe PLC....................       138,007
   35,374  Electrocomponents PLC............       285,369
  212,860  General Electric Co., PLC........     1,834,388
                                              ------------
                                                 2,257,764
                                              ------------
           ENERGY -- 1.2%
  467,850  British Petroleum Co., PLC.......     6,810,811
           FINANCE -- 1.2%
   56,913  Cardon PLC.......................       176,625
  434,219  Lloyds TSB Group PLC.............     6,064,025
   22,109  Provident Financial PLC..........       349,522
   31,900  St. James's Place Capital PLC....       173,248
                                              ------------
                                                 6,763,420
                                              ------------
           FOOD & HOUSEHOLD PRODUCTS -- 0.7%
   83,202  Cadbury Schweppes PLC............     1,288,275
  255,848  Unilever PLC.....................     2,746,991
                                              ------------
                                                 4,035,266
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)
           FOOD PRODUCTS -- 0.3%
   74,900  Associated British Foods PLC.....  $    704,835
   37,080  Tate & Lyle PLC..................       294,337
   19,834  Unigate PLC......................       219,738
   43,459  United Biscuits (Holdings) PLC...       174,390
                                              ------------
                                                 1,393,300
                                              ------------
           FOREST PRODUCTS -- 0.0%
   68,504  Arjo Wiggins Appleton PLC........       232,027
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.2%
  100,766  National Power PLC...............       948,243
                                              ------------
           HEALTH & PERSONAL CARE -- 2.2%
  283,559  Glaxo Wellcome PLC...............     8,535,063
   74,469  Zeneca Group PLC.................     3,199,481
                                              ------------
                                                11,734,544
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.3%
  314,244  BTR PLC..........................       892,649
   54,127  TI Group PLC.....................       328,506
                                              ------------
                                                 1,525,673
                                              ------------
           INSURANCE -- 2.5%
   74,068  Boots Co., PLC...................     1,232,119
   57,041  Commercial Union PLC.............     1,064,986
   83,616  Great Universal Stores PLC.......     1,102,854
   71,949  Guardian Royal Exchange..........       426,467
99,807...  Legal & General Group PLC........     1,064,115
  223,326  Marks & Spencer PLC..............     2,038,231
  152,133  Prudential Corp., PLC............     2,005,290
  123,473  Royal & Sun Alliance insurance
           Group PLC........................     1,259,781
  148,438  Sainsbury (J) PLC................     1,317,600
   43,500  Sedgwick Group PLC...............        92,902
  171,337  Tesco PLC........................     1,670,946
                                              ------------
                                                13,275,291
                                              ------------
           LEISURE -- 0.4%
   69,592  Granada Group PLC................     1,281,903
   97,672  Ladbroke Group PLC...............       539,010
   68,058  Rank Group PLC...................       370,473
                                              ------------
                                                 2,191,386
                                              ------------
           MACHINE -- DIVERSIFIED -- 0.0%
   44,496  FK1 PLC..........................       129,552
                                              ------------
           MACHINERY & EQUIPMENT -- 0.1%
   58,800  GNK PLC..........................       744,639
                                              ------------
           MANUFACTURING -- CAPITAL GOODS -- 0.1%
   28,784  IMI PLC..........................       178,417
   47,392  Wolseley PLC.....................       280,909
                                              ------------
                                                   459,326
                                              ------------
           MERCHANDISING -- 0.1%
   90,523  Safeway PLC......................       595,089
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)
           METALS -- 0.2%
  169,516  British Steel PLC................  $    374,760
   89,082  Rio Tinto PLC, Registered........     1,004,019
                                              ------------
                                                 1,378,779
                                              ------------
           METALS & MINING -- 0.0%
   18,004  Johnson Matthey PLC..............       161,914
                                              ------------
           MISCELLANEOUS MATERIALS & COMMODITIES -- 0.0%
   86,232  Pilkington PLC...................       159,705
                                              ------------
           OIL & GAS -- 0.1%
   17,571  Burmah Castrol PLC...............       314,574
   80,282  LASMO PLC........................       322,151
                                              ------------
                                                   636,725
                                              ------------
           PAPER PRODUCTS -- 0.0%
   41,858  Rexam PLC........................       183,330
                                              ------------
           PHARMACEUTICALS -- 1.0%
  437,464  SmithKline Beecham PLC...........     5,324,690
                                              ------------
           PRINTING & PUBLISHING -- 0.6%
    4,808  De La Rue PLC....................        24,026
   47,573  Pearson PLC......................       873,132
   94,996  Reed International PLC...........       858,283
  114,527  Reuters Group PLC                     1,310,867
                                              ------------
                                                 3,066,308
                                              ------------
           RAILROADS -- 0.2%
   41,900  Railtrack Group PLC..............     1,029,778
                                              ------------
           REAL ESTATE -- 0.4%
   42,809  British Land Co., PLC............       440,704
   31,336  Great Portland Estates PLC.......       130,188
   35,421  Hammerson PLC....................       288,704
   44,495  Land Securities PLC..............       695,540
   34,849  MEPC PLC.........................       307,590
   32,472  Slough Estates PLC...............       186,649
                                              ------------
                                                 2,049,375
                                              ------------
           RETAIL STORES -- 0.0%
   31,126  Nect PLC.........................       267,978
                                              ------------
           RETAIL -- GENERAL MERCHANDISE -- 0.2%
   23,736  Argos PLC........................       247,522
   56,751  Kingfisher PLC...................       919,432
  119,900  Sears PLC........................       106,528
                                              ------------
                                                 1,273,482
                                              ------------
           RETAIL -- SPECIAL LINE -- 0.1%
  119,041  Lucas Varity PLC.................       476,192
                                              ------------
           TELECOMMUNICATIONS -- 2.1%
  499,617  British Telecommunications PLC...     6,147,888
  177,851  Cable & Wireless PLC.............     2,164,753
  241,321  Vodafone Group PLC...............     3,064,125
                                              ------------
                                                11,376,766
                                              ------------

                                   Continued

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

SHARES OR
PRINCIPAL                                        MARKET
 AMOUNT                                          VALUE
---------                                        ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)
           TELECOMMUNICATIONS -- EQUIPMENT -- 0.0%
   22,300  Racal Electronic PLC.............  $    125,948
                                              ------------
           TRANSPORTATION -- 0.3%
   86,272  British Airways PLC..............       929,165
   13,207  Ocean Group PLC..................       166,702
   51,346  Peninsular & Oriental Steam
           Navigation Co....................       740,625
                                              ------------
                                                 1,836,492
                                              ------------
           WATER UTILITY -- 0.3%
   22,457  Anglian Water PLC................       316,056
   12,000  BPS Hyder PLC....................       188,007
   31,499  Thames Water PLC.................       574,964
   44,614  United Utilities PLC.............       650,965
                                              ------------
                                                 1,729,992
                                              ------------
                                               116,797,018
                                              ------------
           TOTAL COMMON STOCKS                 536,866,807
                                              ------------
           (Cost $444,495,517)
CORPORATE NOTES & BONDS -- 0.0%
           UNITED KINGDOM -- 0.0%
           COMPUTER HARDWARE MANUFACTURING -- 0.0%
   $1,793  Viglen Technology PLC, 6.94%**,
           9/1/98...........................             0
                                              ------------
           TOTAL CORPORATE NOTES & BONDS                 0
                                              ------------
           (Cost $0)
INVESTMENT COMPANIES -- 1.3%
           UNITED STATES -- 1.3%
3,994,955  Dreyfus Cash Management Money
           Market Fund......................     3,994,955
3,424,723  Federated Prime Value Obligations
           Money Market Fund................     3,424,723
                                              ------------
           TOTAL INVESTMENT COMPANIES.......     7,419,678
                                              ------------
           (Cost $7,419,678)
PREFERRED STOCKS -- 0.8%
           AUSTRALIA -- 0.2%
           PRINTING & PUBLISHING -- 0.2%
  132,935  News Corp., Ltd..................       941,737
                                              ------------
           AUSTRIA -- 0.0%
           BANKING -- 0.0%
    2,600  Bank Austria AG..................       211,087
                                              ------------
           GERMANY -- 0.6%
           AUTOMOTIVE -- 0.1%
      168  MAN AG Preferred.................        45,513
      527  Volkswagen AG Preferred..........       359,112
                                              ------------
                                                   404,625
                                              ------------
           COMPUTER SOFTWARE -- 0.4%
    3,300  SP AG Preferred..................     2,243,226
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.1%
   16,540  RWE AG...........................       711,069
                                              ------------
                                                 3,358,920
                                              ------------
           TOTAL PREFERRED STOCKS...........     4,511,744
                                              ------------
           (Cost $1,742,550)

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
RIGHTS -- FOREIGN -- 0.0%
           AUSTRIA -- 0.0%
           BANKING -- 0.0%
   13,150  Bank Austria*....................  $          0
                                              ------------
           GERMANY -- 0.0%
           AUTOMOTIVE -- 0.0%
    39170  Daimler-Benz Rights*.............        43,401
                                              ------------
           RETAIL STORES -- 0.0%
   17,073  Metro Rights*....................           662
                                              ------------
                                                    44,063
                                              ------------
           NETHERLANDS -- 0.0%
           MACHINERY & EQUIPMENT -- 0.0%
       10  Stork Rights*....................             9
                                              ------------
           SWEDEN -- 0.0%
           BANKING -- 0.0%
   23,500  Handelsbanken Rights*............        23,721
                                              ------------
           BANKING & FINANCE -- 0.0%
   24,700  Mandamus Units*..................         7,743
                                              ------------
                                                    31,464
                                              ------------
           TOTAL RIGHTS -- FOREIGN..........        75,536
                                              ------------
           (Cost $56,459)
WARRANTS -- 0.0%
           HONG KONG -- 0.0%
           GAS UTILITY -- 0.0%
   17,412  Hong Kong & China Gas Warrants*..         1,191
                                              ------------
           REAL ESTATE -- 0.0%
   33,200  Hysen Development Co.,
           Warrants*........................           274
   12,500  Wharf Holdings Warrants*.........             0
                                              ------------
                                                       274
                                              ------------
           TOTAL WARRANTS...................         1,465
                                              ------------
           (Cost $0)
TOTAL INVESTMENTS -- 99.4%..................   548,875,218
(Cost $453,714,204)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.6%.......................     3,513,031
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $552,388,249
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $165,238,695
       Unrealized depreciation...............   (70,122,681)
                                               ------------
       Net unrealized appreciation...........  $ 95,161,014
                                               ============

*  Non-income producing security.
** Variable rate security. Rate presented represents rate in effect at June 30, 1998. Maturity date reflects next rate change date.

                       See Notes to Financial Statements

                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS -- 98.7%
            ADVERTISING -- 0.2%
    10,300  Interpublic Group Cos., Inc. ...  $    625,081
    13,300  Omnicom Group...................       663,338
                                              ------------
                                                 1,288,419
                                              ------------
            AEROSPACE & DEFENSE -- 1.1%
    81,992  Boeing Co. .....................     3,653,768
    10,300  General Dynamics Corp. *........       478,950
    15,994  Lockheed Martin Corp. ..........     1,693,365
     5,500  Northrop Grumman Corp. .........       567,188
    27,800  Raytheon Co. -- Class B.........     1,643,675
                                              ------------
                                                 8,036,946
                                              ------------
            AGRICULTURE -- 0.1%
    20,000  Pioneer Hi Bred, Inc. ..........       827,500
                                              ------------
            APPLIANCES & HOUSEHOLD PRODUCTS -- 0.1%
     7,800  Maytag Corp. ...................       385,125
     6,200  Whirlpool Corp. ................       426,250
                                              ------------
                                                   811,375
                                              ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 0.3%
     3,100  Cummins Engine, Inc. ...........       158,875
     8,600  Dana Corp. .....................       460,100
     6,300  Eaton Corp. ....................       489,825
     5,920  Navistar International Corp. *..       170,940
     6,350  PACCAR, Inc. ...................       331,788
    10,100  TRW, Inc. ......................       551,712
                                              ------------
                                                 2,163,240
                                              ------------
            AUTO/TRUCK -- REPLACEMENT
            EQUIPMENT -- 0.1%
     5,200  Echlin, Inc. ...................       255,125
    14,625  Genuine Parts Co. ..............       505,477
                                              ------------
                                                   760,602
                                              ------------
            AUTOMOTIVE -- 1.7%
    53,238  Chrysler Corp. .................     3,001,292
    98,400  Ford Motor Co. .................     5,805,600
    58,000  General Motors Corp. ...........     3,875,125
                                              ------------
                                                12,682,017
                                              ------------
            BANKS -- MAJOR REGIONAL -- 5.5%
    52,998  Banc One Corp. .................     2,957,950
    30,900  Bank of New York Co., Inc. .....     1,875,244
    23,800  BankBoston Corp. ...............     1,323,875
    12,950  Comerica, Inc. .................       857,938
    23,853  First Chicago NBD Corp. ........     2,113,972
    79,370  First Union Corp. ..............     4,623,302
    22,407  Fleet Financial Group, Inc. ....     1,870,985
    36,000  KeyCorp.........................     1,282,500
    20,900  Mellon Bank Corp. ..............     1,455,163
    26,800  National City Corp. ............     1,902,800
    77,169  NationsBank.....................     5,903,428
     9,200  Northern Trust Corp. ...........       701,500
    62,000  Norwest Corp. ..................     2,317,250
    25,000  PNC Bank Corp. .................     1,345,313
     9,000  Republic New York Corp. ........       566,438

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            BANKS -- MAJOR REGIONAL (CONTINUED)
    14,400  Summit Bancorp *................  $    684,000
    17,300  SunTrust Banks, Inc. ...........     1,406,706
    60,362  U.S. Bancorp....................     2,595,566
    16,900  Wachovia Corp. .................     1,428,050
     7,100  Wells Fargo & Co. ..............     2,619,899
                                              ------------
                                                39,831,879
                                              ------------
            BANKS -- MIDWEST -- 0.2%
    19,100  Fifth Third Bancorp.............     1,203,300
    15,700  Huntington Bancshares...........       525,950
                                              ------------
                                                 1,729,250
                                              ------------
            BANKS -- MONEY CENTER -- 2.6%
    56,848  BankAmerica Corp. ..............     4,913,799
     8,000  Bankers Trust New York Corp. ...       928,500
    11,700  BB&T Corp. *....................       791,213
    69,116  Chase Manhattan Corp. ..........     5,218,258
    37,500  Citicorp........................     5,596,874
    14,600  J.P. Morgan & Co., Inc. ........     1,710,025
                                              ------------
                                                19,158,669
                                              ------------
            BANKS -- NORTHEAST -- 0.1%
    13,200  State Street Corp. .............       917,400
                                              ------------
            BEVERAGES -- ALCOHOLIC -- 0.3%
     3,000  Adolph Coors Co. ...............       102,000
    40,170  Anheuser-Busch Co., Inc. .......     1,895,522
     5,700  Brown-Forman Corp. .............       366,225
                                              ------------
                                                 2,363,747
                                              ------------
            BEVERAGES -- SOFT DRINKS -- 3.0%
   202,900  Coca-Cola Co. ..................    17,347,949
   124,500  PepsiCo, Inc. ..................     5,127,844
                                              ------------
                                                22,475,793
                                              ------------
            BROADCASTING/CABLE -- 0.8%
    10,100  Clear Channel Communications....     1,102,163
    28,600  Comcast Corp. Special...........     1,160,981
    49,800  Media One Group *...............     2,188,087
    41,646  Tele-Communications Inc.,
            Class A *.......................     1,600,768
                                              ------------
                                                 6,051,999
                                              ------------
            BUILDING & CONSTRUCTION --
            MISCELLANEOUS -- 0.2%
     3,300  Armstrong World Industries,
            Inc. ...........................       222,338
    13,600  Masco Corp. ....................       822,800
     4,400  Owens-Corning Fiberglas Corp. *.       179,575
                                              ------------
                                                 1,224,713
                                              ------------
            BUILDING -- HEAVY CONSTRUCTION -- 0.1%
     6,900  Fluor Corp. ....................       351,900
     3,300  Foster Wheeler Corp. ...........        70,744
                                              ------------
                                                   422,644
                                              ------------
            BUILDING -- MAINTENANCE & SERVICE -- 0.0%
    10,600  Ecolab, Inc. ...................       328,600
                                              ------------

                                   Continued

                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            BUILDING -- MOBILE/MANUFACTURING &
            RECREATIONAL VEHICLES -- 0.0%
     3,000  Fleetwood Enterprises, Inc. *...  $    120,000
                                              ------------
            BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.1%
     4,900  Centex Corp. ...................       184,975
     3,240  Kaufman & Broad Home Corp. .....       102,870
     3,500  Pulte Corp. ....................       104,563
                                              ------------
                                                   392,408
                                              ------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE -- 0.8%
    60,031  Home Depot, Inc. ...............     4,986,324
    28,600  Lowe's Cos., Inc. ..............     1,160,088
                                              ------------
                                                 6,146,412
                                              ------------
            BUILDING PRODUCTS -- WOOD -- 0.1%
     9,000  Louisiana-Pacific Corp. ........       164,250
    16,350  Weyerhaeuser Co. ...............       755,166
                                              ------------
                                                   919,416
                                              ------------
            BUSINESS INFORMATION -- 0.2%
    13,265  Cognizant Corp. *...............       835,695
    13,965  Dun & Bradstreet Corp. .........       504,486
                                              ------------
                                                 1,340,181
                                              ------------
            BUSINESS SERVICES -- 0.0%
     8,600  H & R Block *...................       362,275
                                              ------------
            CAPITAL GOODS -- 0.2%
    58,300  CBS Corp. ......................     1,851,025
                                              ------------
            CHEMICALS -- DIVERSIFIED -- 2.0%
     5,900  B.F.Goodrich Co. ...............       292,788
    18,600  Dow Chemical Co. ...............     1,798,387
    92,800  E.I. du Pont de Nemours & Co. ..     6,925,199
     6,400  Eastman Chemical Co. ...........       398,400
     7,900  Hercules, Inc. .................       324,888
    48,600  Monsanto Co. ...................     2,715,524
    14,600  PPG Industries, Inc. ...........     1,015,612
     5,000  Rohm & Haas Co. ................       519,688
    10,100  Union Carbide Corp. ............       539,088
     6,100  W.R. Grace & Co. *..............       104,081
                                              ------------
                                                14,633,655
                                              ------------
            CHEMICALS -- SPECIALTY -- 0.3%
    19,400  Air Products & Chemical, Inc. ..       776,000
    11,837  Engelhard Corp. ................       239,699
     4,900  Great Lakes Chemical Corp. .....       193,244
    10,700  Morton International, Inc. *....       267,500
     5,500  Nalco Chemical Co. .............       193,188
    12,900  Praxair, Inc. ..................       603,881
     8,200  Sigma-Aldrich Corp. ............       288,025
                                              ------------
                                                 2,561,537
                                              ------------
            COMMERCIAL SERVICES -- 0.2%
    66,519  Cendant Corp. ..................     1,388,584
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            COMPUTER SOFTWARE -- 3.6%
     5,600  Adobe Systems, Inc. *...........  $    237,650
    44,818  Computer Associates
            International, Inc. ............     2,490,199
   199,700  Microsoft Corp. *...............    21,642,487
    80,675  Oracle Corp. *..................     1,981,580
    21,100  Parametric Technology Corp. *...       572,338
                                              ------------
                                                26,924,254
                                              ------------
            COMPUTERS -- LOCAL AREA NETWORK -- 1.3%
    29,100  3COM Corp. *....................       893,006
    18,000  Bay Networks, Inc. *............       580,500
    13,000  Cabletron Systems *.............       174,688
    83,500  Cisco Systems, Inc. *...........     7,687,219
    28,800  Novell, Inc. *..................       367,200
                                              ------------
                                                 9,702,613
                                              ------------
            COMPUTERS -- MAINFRAME -- 1.3%
    79,800  International Business Machines
            Corp. ..........................     9,162,038
    20,500  Unisys Corp. ...................       579,125
                                              ------------
                                                 9,741,163
                                              ------------
            COMPUTERS -- MEMORY DEVICES -- 0.3%
    40,700  EMC Corp. *.....................     1,823,869
    19,900  Seagate Technology, Inc. *......       473,869
                                              ------------
                                                 2,297,738
                                              ------------
            COMPUTERS -- MICRO -- 1.3%
    10,900  Apple Computer, Inc. *..........       312,694
   135,574  Compaq Computer Corp. ..........     3,846,912
     4,000  Data General Corp. *............        59,750
    53,600  Dell Computer Corp. *...........     4,974,750
    12,700  Gateway 2000, Inc. *............       642,938
                                              ------------
                                                 9,837,044
                                              ------------
            COMPUTERS -- MINI -- 0.9%
    85,300  Hewlett-Packard Co. ............     5,107,337
    15,400  Silicon Graphics, Inc. *........       186,725
    31,000  Sun Microsystems, Inc. *........     1,346,563
                                              ------------
                                                 6,640,625
                                              ------------
            COMPUTERS -- SERVICES -- 0.6%
    24,500  Automatic Data Processing,
            Inc. ...........................     1,785,437
     6,200  Ceridian Corp. *................       364,250
    12,800  Computer Science *..............       819,200
    12,300  Equifax, Inc. ..................       446,644
    35,100  First Data Corp. ...............     1,169,269
     2,200  Shared Medical Systems Corp. ...       161,563
                                              ------------
                                                 4,746,363
                                              ------------
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.8%
     6,000  American Greetings Corp. .......       305,625
     3,195  Jostens, Inc. ..................        77,079
    13,100  Newell Cos., Inc. ..............       652,544
    12,300  Rubbermaid, Inc. *..............       408,206
     5,000  Tupperware Corp. ...............       140,625

                                   Continued

                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            CONSUMER PRODUCTS -- MISCELLANEOUS (CONTINUED)
    52,500  Unilever NV, ADR................  $  4,144,219
                                              ------------
                                                 5,728,298
                                              ------------
            CONTAINERS & PACKAGING -- 0.1%
    12,700  Owens-Illinois *................       568,325
     6,716  Sealed Air Corp. *..............       246,813
                                              ------------
                                                   815,138
                                              ------------
            CONTAINERS -- METAL & GLASS -- 0.1%
     2,500  Ball Corp. .....................       100,469
    10,500  Crown Cork & Seal Co., Inc. ....       498,750
                                              ------------
                                                   599,219
                                              ------------
            CONTAINERS -- PAPER & PLASTIC -- 0.0%
     4,300  Bemis Co. ......................       175,763
                                              ------------
            COSMETICS & TOILETRIES -- 1.2%
     4,700  Alberto Culver Co., Class B.....       136,300
    10,800  Avon Products, Inc. ............       837,000
    91,864  Gillette Co. ...................     5,207,540
     9,000  International Flavors &
            Fragrances, Inc. ...............       390,938
    45,640  Kimberly-Clark Corp. ...........     2,093,735
                                              ------------
                                                 8,665,513
                                              ------------
            DIVERSIFIED -- 4.8%
    16,020  Allegheny Teledyne, Inc. .......       366,458
    46,300  Allied Signal, Inc. ............     2,054,563
     3,750  Crane Co. ......................       182,109
     3,000  FMC Corp. *.....................       204,563
   268,500  General Electric Co. (b)........    24,433,499
     9,700  ITT Industries, Inc. ...........       362,538
     6,900  Johnson Controls, Inc. .........       393,731
    33,500  Minnesota Mining & Manufacturing
            Co. ............................     2,753,280
     3,500  National Service Industries,
            Inc. ...........................       178,063
    29,200  Seagram Co., Ltd. ..............     1,195,375
    14,000  Tenneco, Inc. ..................       532,875
    13,500  Textron, Inc. ..................       967,781
    19,100  United Technologies Corp. ......     1,766,750
                                              ------------
                                                35,391,585
                                              ------------
            ELECTRICAL & ELECTRONIC -- 0.0%
     6,900  KLA-Tencor Corp. *..............       191,044
                                              ------------
            ELECTRICAL COMPONENTS --
            SEMICONDUCTORS -- 2.0%
    11,600  Advanced Micro Devices, Inc. *..       197,925
    30,000  Applied Materials, Inc. *.......       885,000
   134,200  Intel Corp. ....................     9,947,574
    11,600  LSI Logic Corp. *...............       267,525

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            ELECTRICAL COMPONENTS -- SEMICONDUCTORS
            (CONTINUED)
    17,400  Micron Technology, Inc. ........  $    431,738
    13,500  National Semiconductor Corp. *..       178,031
    16,500  Rockwell International Corp. ...       793,031
    32,000  Texas Instruments, Inc. ........     1,866,000
                                              ------------
                                                14,566,824
                                              ------------
            ELECTRONIC -- CONNECTORS -- 0.1%
    18,036  AMP, Inc. ......................       619,988
     4,500  Thomas & Betts Corp. ...........       221,625
                                              ------------
                                                   841,613
                                              ------------
            ELECTRONIC MEASURING EQUIPMENT -- 0.0%
     4,100  Tektronix, Inc. ................       145,038
                                              ------------
            ELECTRONICS -- 0.0%
     7,000  Raychem Corp. ..................       206,938
                                              ------------
            ENERGY -- 0.0%
     8,700  Orxy Energy Co. *...............       192,488
                                              ------------
            FINANCE -- 0.8%
    28,427  Associates First Capital,
            Class A.........................     2,185,325
    20,700  Franklin Resources, Inc. .......     1,117,800
    10,800  Mercantile Bancorporation.......       544,050
    16,000  Sunamerica, Inc. ...............       919,000
    31,645  Washington Mutual, Inc. ........     1,374,580
                                              ------------
                                                 6,140,755
                                              ------------
            FINANCIAL -- BANKING -- 0.1%
    21,500  Synovus Financial Corp. ........       510,625

            FINANCIAL -- CONSUMER LOANS -- 0.4%
     4,400  Beneficial Corp. ...............       674,025
    26,300  Household International, Inc. ..     1,308,425
    41,087  MBNA Corp. .....................     1,355,871
                                              ------------
                                                 3,338,321
                                              ------------
            FINANCIAL --
            INVESTMENT BANKER/BROKER -- 0.1%
     8,400  Lehman Brothers Holding, Inc. ..       651,525
                                              ------------
            FINANCIAL -- INVESTMENT BANKERS -- 0.4%
    27,300  Merrill Lynch & Co., Inc. ......     2,518,425
    21,750  Schwab (Charles) Corp. .........       706,875
                                              ------------
                                                 3,225,300
                                              ------------
            FINANCIAL -- MISCELLANEOUS SERVICES -- 1.2%
    38,100  American Express Co. ...........     4,343,400
    48,616  Morgan Stanley, Dean Witter,
            Discover & Co. .................     4,442,287
                                              ------------
                                                 8,785,687
                                              ------------

                                   Continued

                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            FINANCIAL -- MORTGAGE & RELATED
            SERVICES -- 1.2%
     8,900  Country Wide Credit Industries,
            Inc. *..........................  $    451,675
    87,000  Fannie Mae......................     5,285,250
    57,000  Freddie Mac.....................     2,682,563
    11,200  Green Tree Financial Corp. .....       479,500
                                              ------------
                                                 8,898,988
                                              ------------
            FINANCIAL -- SAVINGS & LOAN -- 0.2%
     4,700  Golden West Financial Corp. ....       499,669
     9,000  H.F. Ahmanson & Co. ............       639,000
                                              ------------
                                                 1,138,669
                                              ------------
            FOOD -- CANNED -- 0.5%
    37,400  Campbell Soup Co. ..............     1,986,875
    30,000  H.J. Heinz Co. .................     1,683,750
                                              ------------
                                                 3,670,625
                                              ------------
            FOOD -- CONFECTIONARY -- 0.2%
    11,700  Hershey Foods Corp. ............       807,300
     9,500  Wm. Wrigley Jr. Co. *...........       931,000
                                              ------------
                                                 1,738,300
                                              ------------
            FOOD -- DIVERSIFIED -- 1.2%
    23,600  Bestfoods.......................     1,370,275
    39,050  ConAgra, Inc. ..................     1,237,397
    13,000  General Mills, Inc. ............       888,875
    33,700  Kellogg Co. ....................     1,265,856
    11,400  Quaker Oats Co. ................       626,288
     8,780  Ralston Purina Group............     1,025,614
    38,800  Sara Lee Corp. .................     2,170,374
                                              ------------
                                                 8,584,679
                                              ------------
            FOOD -- FLOUR & GRAIN -- 0.1%
    46,863  Archer-Daniels-Midland Co. .....       907,971
                                              ------------
            FOOD ITEMS -- WHOLESALE -- 0.1%
     4,900  Supervalu, Inc. ................       217,438
    27,900  Sysco Corp. ....................       714,937
                                              ------------
                                                   932,375
                                              ------------
            FUNERAL SERVICES -- 0.1%
    20,700  Service Corp. International *...       887,513
                                              ------------
            GAS & ELECTRIC UTILITY -- 0.2%
    31,300  PG & E Corp.....................       987,906
    19,000  Public Service Enterprises......       654,313
                                              ------------
                                                 1,642,219
                                              ------------
            GLASS PRODUCTS -- 0.1%
    19,000  Corning, Inc. ..................       660,250
                                              ------------
            HOTELS & LODGING -- 0.2%
    20,500  Hilton Hotels Corp. ............       584,250
    20,900  Marriott International,
            Class A.........................       676,638
                                              ------------
                                                 1,260,888
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            INSTRUMENTS -- CONTROL -- 0.1%
     4,022  General Signal Corp. ...........  $    144,792
    10,400  Honeywell, Inc. ................       869,050
                                              ------------
                                                 1,013,842
                                              ------------
            INSTRUMENTS -- SCIENTIFIC -- 0.1%
     3,700  EG&G, Inc. .....................       111,000
     3,600  Millipore Corp. ................        98,100
     4,000  Perkin-Elmer Corp. .............       248,750
                                              ------------
                                                   457,850
                                              ------------
            INSURANCE -- 0.2%
    13,500  Cincinnati Financial Corp. .....       518,063
     5,900  Progressive Corp. -- Ohio.......       831,900
                                              ------------
                                                 1,349,963
                                              ------------
            INSURANCE -- ACCIDENT & HEALTH -- 0.1%
    13,800  Aon Corp. ......................       969,450
                                              ------------
            INSURANCE -- BROKERS -- 0.2%
    20,850  Marsh & McLennan Cos., Inc. ....     1,260,122
                                              ------------
            INSURANCE -- LIFE -- 0.7%
    20,798  American General Corp. .........     1,480,557
    15,500  Conseco, Inc. ..................       724,625
     8,725  Jefferson-Pilot Corp.*..........       505,505
     7,800  Providian Financial.............       612,788
    11,500  Torchmark Corp. ................       526,125
     5,182  TransAmerica Corp. .............       596,578
    11,400  UNUM Corp. .....................       632,700
                                              ------------
                                                 5,078,878
                                              ------------
            INSURANCE -- MULTI-LINE -- 1.5%
    12,170  Aetna, Inc. ....................       926,441
    18,200  CIGNA Corp. ....................     1,255,800
     9,700  Hartford Financial Services
            Group, Inc. ....................     1,109,438
     9,400  Loews Corp. ....................       818,975
     8,000  MBIA, Inc. .....................       599,000
     9,400  MGIC Investment Corp. ..........       536,388
    94,094  Travelers Group, Inc. ..........     5,704,448
                                              ------------
                                                10,950,490
                                              ------------
            INSURANCE -- PROPERTY & CASUALTY -- 2.2%
    35,199  Allstate Corp. .................     3,222,908
    57,520  American International Group....     8,397,920
     14,00  Chubb Corp. ....................     1,125,250
     6,400  General Re Corp. ...............     1,622,400
     8,400  Lincoln National Corp.*.........       767,550
    11,600  Safeco Corp. ...................       527,075
    18,934  St. Paul Cos., Inc. ............       796,411
                                              ------------
                                                16,459,514
                                              ------------
            LEISURE & RECREATION PRODUCTS -- 0.0%
     8,200  Brunswick Corp..................       202,950
                                              ------------

                                   Continued

                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            LEISURE & RECREATION/GAMING -- 0.1%
     8,300  Harrah's Entertainment, Inc. ...  $    192,975
    14,700  Mirage Resorts *................       313,294
                                              ------------
                                                   506,269
                                              ------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.0%
     3,300  Cincinnati Milacron, Inc. ......        80,231
                                              ------------
            MACHINERY -- CONSTRUCTION/MINING -- 0.3%
    30,500  Caterpillar, Inc. ..............     1,612,687
    13,550  Ingersoll-Rand Co. .............       597,047
                                              ------------
                                                 2,209,734
                                              ------------
            MACHINERY -- ELECTRICAL -- 0.4%
    36,400  Emerson Electric Co. ...........     2,195,375
     8,200  W.W. Grainger, Inc. ............       408,463
                                              ------------
                                                 2,603,838
                                              ------------
            MACHINERY -- FARM -- 0.2%
     2,000  Briggs & Stratton Corp. ........        74,875
     6,200  Case Corp. .....................       299,150
    20,500  Deere & Co. ....................     1,083,938
                                              ------------
                                                 1,457,963
                                              ------------
            MACHINERY -- GENERAL INDUSTRIAL -- 0.4%
     2,300  Aeroquip-Vickers Inc. ..........       134,263
     9,900  Cooper Industries, Inc. ........       543,881
    18,200  Dover Corp......................       623,350
     3,922  Harnischfeger Industries, Inc. .       111,042
    20,500  Illinois Tool Works, Inc. ......     1,367,093
     9,125  Parker-Hannifin Corp. ..........       347,891
                                              ------------
                                                 3,127,520
                                              ------------
            MACHINERY -- MATERIAL HANDLING -- 0.0%
       700  Nacco Industries, Inc. .........        90,475
                                              ------------
            MACHINERY -- THERMAL PROCESSOR -- 0.1%
    13,100  Thermo Electron Corp. *.........       447,856
                                              ------------
            MEDIA CONGLOMERATES -- 1.6%
    47,460  Time Warner, Inc. ..............     4,054,864
    29,000  ViaCom, Inc., Class B *.........     1,689,250
    55,400  Walt Disney Co. ................     5,820,462
                                              ------------
                                                11,564,576
                                              ------------
            MEDICAL -- BIOMEDICAL/GENETIC -- 0.2%
    21,600  Amgen, Inc. *...................     1,412,100
                                              ------------
            MEDICAL -- DRUGS -- 8.6%
   125,500  Abbott Laboratories.............     5,129,813
     7,000  Alza Corp. .....................       302,750
   106,600  American Home Products Corp. ...     5,516,550
    81,600  Bristol-Myers Squibb Co. .......     9,378,899
    91,000  Eli Lilly & Co. ................     6,011,688
    98,300  Merck & Co., Inc. ..............    13,147,624

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            MEDICAL -- DRUGS (CONTINUED)
   106,100  Pfizer, Inc. ...................  $ 11,531,743
    41,630  Pharmacia & Upjohn, Inc. .......     1,920,184
    60,100  Schering-Plough Corp. ..........     5,506,663
    67,000  Warner-Lambert Co. .............     4,648,125
                                              ------------
                                                63,094,039
                                              ------------
            MEDICAL -- HEALTH MEDICAL
            ORGANIZATION -- 0.2%
    13,400  Humana, Inc. *..................       417,913
    15,500  United Healthcare Corp. ........       984,250
                                              ------------
                                                 1,402,163
                                              ------------
            MEDICAL -- HOSPITAL -- 0.3%
    53,149  Columbia/HCA Healthcare Corp. ..     1,547,965
    25,100  Tenet Healthcare Corp. *........       784,375
                                              ------------
                                                 2,332,340
                                              ------------
            MEDICAL -- NURSING HOMES -- 0.0%
     5,200  Manor Care, Inc. *..............       199,875
                                              ------------
            MEDICAL -- OUTPATIENT/HOME CARE -- 0.1%
    32,300  HEALTHSOUTH Corp. *.............       862,006
                                              ------------
            MEDICAL -- WHOLESALE DRUG -- 0.1%
     9,000  Cardinal Health, Inc. ..........       843,750
                                              ------------
            MEDICAL INSTRUMENTS -- 0.4%
     9,200  Biomet, Inc. *..................       304,175
    38,400  Medtronic, Inc. ................     2,448,000
     6,900  St. Jude Medical, Inc. *........       254,006
     6,200  U.S. Surgical Corp. ............       282,875
                                              ------------
                                                 3,289,056
                                              ------------
            MEDICAL PRODUCTS -- 0.7%
     5,400  Allergan, Inc. .................       250,425
    23,000  Baxter International, Inc. .....     1,237,688
    16,000  Boston Scientific Corp. *.......     1,146,000
    12,400  Guidant Corp. ..................       884,275
    34,600  HBO & Co. ......................     1,219,650
     6,000  Mallinckrodt, Inc. .............       178,125
                                              ------------
                                                 4,916,163
                                              ------------
            MEDICAL/DENTAL SUPPLIES -- 1.3%
     4,500  Bausch & Lomb, Inc. ............       225,563
    10,000  Becton, Dickinson & Co. ........       776,250
     4,700  C.R. Bard, Inc. ................       178,894
   110,300  Johnson & Johnson...............     8,134,624
                                              ------------
                                                 9,315,331
                                              ------------
            METAL -- GOLD -- 0.2%
    30,600  Barrick Gold Corp. .............       587,137
    18,800  Battle Mountian Gold Co. .......       111,625
    17,300  Homestake Mining Co. ...........       179,488
    12,815  Newmont Mining Corp. ...........       302,754
    20,300  Placer Dome, Inc. ..............       238,525
                                              ------------
                                                 1,419,529
                                              ------------

                                   Continued

                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            METAL -- MISCELLANEOUS -- 0.0%
     7,700  Cyprus Amax Minerals Co. .......  $    102,025
    13,700  Inco, Ltd. .....................       186,663
                                              ------------
                                                   288,688
                                              ------------
            METAL -- NON-FERROUS -- 0.3%
    18,650  Alcan Aluminum, Ltd. ...........       515,206
    14,100  Aluminum Co. of America.........       929,719
     3,300  Asarco, Inc. ...................        73,425
    15,900  Freeport-McMoran Copper & Gold,
            Inc.-Class B....................       241,481
     4,800  Phelps Dodge Corp. .............       274,500
     6,100  Reynolds Metals Co. ............       341,219
                                              ------------
                                                 2,375,550
                                              ------------
            METAL -- PROCESSING & FABRICATION -- 0.0%
     5,200  Timken Co.......................       160,225
     7,925  Worthington Industries, Inc. ...       119,370
                                              ------------
                                                   279,595
                                              ------------
            MOVIE/TELEVISION PRODUCTION &
            DISTRIBUTION -- 0.0%
     6,000  King World Productions, Inc. ...       153,000
                                              ------------
            NON-HAZARDOUS WASTE DISPOSAL -- 0.2%
    37,300  Waste Management Inc. ..........     1,305,500
                                              ------------
            OFFICE AUTOMATION & EQUIPMENT -- 0.5%
    11,044  IKON Office Solutions, Inc. ....       160,828
    23,800  Pitney Bowes, Inc. .............     1,145,375
    26,767  Xerox Corp. ....................     2,720,197
                                              ------------
                                                 4,026,400
                                              ------------
            OFFICE SUPPLIES & FORMS -- 0.1%
     8,400  Avery Dennison Corp. ...........       451,500
     6,700  Deluxe Corp. ...................       239,944
     7,300  Moore Corp., Ltd. ..............        96,725
                                              ------------
                                                   788,169
                                              ------------
            OIL & GAS -- 0.1%
     4,900  Anadarko Petroleum Corp. .......       329,219
     7,800  Apache Corp. ...................       245,700
                                              ------------
                                                   574,919
                                              ------------
            OIL & GAS -- DRILLING -- 0.4%
     7,100  Rowan Cos., Inc. *..............       138,006
    40,800  Schlumberger Ltd. ..............     2,787,150
                                              ------------
                                                 2,925,156
                                              ------------
            OIL -- FIELD SERVICES -- 0.2%
    21,500  Halliburton Co. ................       958,093
     4,500  Western Atlas *.................       381,938
                                              ------------
                                                 1,340,031
                                              ------------
            OIL -- INTERNATIONAL INTEGRATED -- 4.9%
    53,900  Chevron Corp. ..................     4,477,069
   202,300  Exxon Corp. ....................    14,426,518

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            OIL -- INTERNATIONAL INTEGRATED (CONTINUED)
    64,300  Mobil Corp. ....................  $  4,926,987
   175,900  Royal Dutch Petroleum Co., ADR..     9,641,518
    45,000  Texaco, Inc. ...................     2,685,938
                                              ------------
                                                36,158,030
                                              ------------
            OIL -- PRODUCTION/PIPELINE -- 0.5%
     8,750  Coastal Corp. ..................       610,859
     6,750  Columbia Gas System, Inc. ......       375,469
    26,900  Enron Corp. ....................     1,454,281
     9,000  Sonat, Inc. ....................       347,625
    33,700  Williams Co. ...................     1,137,375
                                              ------------
                                                 3,925,609
                                              ------------
            OIL -- U.S. EXPLORATION & PRODUCTION -- 0.1%
    14,465  Burlington Resources, Inc. .....       622,899
     4,100  Helmerich & Payne, Inc. ........        91,225
    20,823  Union Pacific Resources Group,
            Inc. ...........................       365,704
                                              ------------
                                                 1,079,828
                                              ------------
            OIL -- U.S. INTEGRATED -- 1.3%
     7,500  Amerada Hess Corp. .............       407,344
    79,900  Amoco Corp. ....................     3,325,837
    26,300  Atlantic Richfield Co. .........     2,054,687
     3,900  Kerr-Mcgee Corp. ...............       225,713
    27,800  Occidental Petroleum Corp. .....       750,600
     3,900  Pennzoil Co. ...................       197,438
    21,600  Phillips Petroleum Co. .........     1,040,850
    20,200  Unocal Corp. ...................       722,150
    23,700  USX-Marathon Group..............       813,206
                                              ------------
                                                 9,537,825
                                              ------------
            OIL FIELD MACHINERY & EQUIPMENT -- 0.2%
    13,900  Baker Hughes, Inc. .............       480,419
    14,400  Dresser Industries, Inc. .......       634,499
     5,000  McDermott International, Inc. ..       172,188
                                              ------------
                                                 1,287,106
                                              ------------
            OIL REFINING -- 0.1%
     6,200  Ashland, Inc. ..................       320,075
     7,774  Sun Co., Inc. ..................       301,728
                                              ------------
                                                   621,803
                                              ------------
            PAINTS & RELATED PRODUCTS -- 0.1%
    14,200  Sherwin-Williams Co. ...........       470,375
                                              ------------
            PAPER & RELATED PRODUCTS -- 0.6%
     4,608  Boise Cascade Corp. ............       150,912
     7,900  Champion International Co. .....       388,581
    17,100  Fort James Corp. ...............       760,950
     7,600  Georgia Pacific Corp. ..........       447,925
    24,824  International Paper Co. ........     1,067,432
     8,600  Mead Corp. .....................       273,050
     2,400  Potlatch Corp. .................       100,800
     8,146  Stone Container Corp. *.........       127,281
     4,600  Temple-Inland, Inc. ............       247,825

                                   Continued

                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            PAPER & RELATED PRODUCTS (CONTINUED)
     5,700  Union Camp Corp. ...............  $    282,863
     8,350  Westvaco Corp. .................       235,888
     9,100  Williamette Industries, Inc. ...       291,200
                                              ------------
                                                 4,374,707
                                              ------------
            PHOTOGRAPHY -- 0.3%
    26,700  Eastman Kodak Co. ..............     1,950,769
     3,689  Polaroid Corp. .................       131,190
                                              ------------
                                                 2,081,959
                                              ------------
            POLLUTION CONTROL -- 0.1%
    15,900  Browning-Ferris Industries,
            Inc. ...........................       552,524
    27,000  Laidlaw, Inc. ..................       329,063
    10,199  Pall Corp. .....................       209,080
                                              ------------
                                                 1,090,667
                                              ------------
            PRINTING -- COMMERCIAL -- 0.1%
    12,000  R.R. Donnelley & Sons Co. ......       549,000
                                              ------------
            PROTECTION -- SAFETY -- 0.4%
    46,900  Tyco International Ltd. ........     2,954,700
                                              ------------
            PUBLISHING -- BOOKS -- 0.1%
     8,100  McGraw-Hill Cos., Inc. .........       660,656
                                              ------------
            PUBLISHING -- NEWSPAPERS -- 0.6%
     7,900  Dow Jones & Co. ................       440,425
    23,300  Gannett, Inc. ..................     1,655,756
     6,900  Knight-Ridder, Inc. ............       379,931
     7,900  New York Times Co. .............       626,075
     7,300  Times Mirror Co. ...............       458,988
    10,100  Tribune Co. ....................       695,006
                                              ------------
                                                 4,256,181
                                              ------------
            PUBLISHING -- PERIODICALS -- 0.0%
     4,300  Meredith Corp. .................       201,831
                                              ------------
            RESTAURANTS -- 0.6%
    12,200  Darden Restaurants, Inc. .......       193,675
    56,500  McDonald's Corp. ...............     3,898,500
    12,410  Tricon Global Restaurants *.....       393,242
    10,800  Wendy's International, Inc. ....       253,800
                                              ------------
                                                 4,739,217
                                              ------------
            RETAIL -- 0.0%
     8,800  Consolidated Stores *...........       319,000
                                              ------------
            RETAIL -- APPAREL/SHOES -- 0.5%
    32,450  Gap, Inc. ......................     1,999,731
    22,078  Limited, Inc. ..................       731,334
     6,300  Nordstrom, Inc. ................       486,675
    26,400  TJX Companies, Inc. *...........       636,900
    11,100  Venator Group, Inc. ............       212,288
                                              ------------
                                                 4,066,928
                                              ------------
            RETAIL -- CONSUMER ELECTRONICS -- 0.1%
     8,100  Circuit City Stores, Inc. ......       379,688
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            RETAIL -- DISCOUNT -- 2.1%
    17,550  Costco. Cos., Inc. *............  $  1,106,747
    35,900  Dayton-Hudson Corp. ............     1,741,150
    40,000  Kmart Corp. *...................       770,000
    23,250  Toys 'R' Us, Inc. *.............       547,828
   184,200  Wal-Mart Stores, Inc. ..........    11,190,149
                                              ------------
                                                15,355,874
                                              ------------
            RETAIL -- DRUG STORE -- 0.5%
    28,200  CVS Corp.*......................     1,098,038
     3,200  Longs Drug Stores Corp. ........        92,400
    21,200  Rite Aid Corp. *................       796,325
    40,600  Walgreen Co. ...................     1,677,287
                                              ------------
                                                 3,664,050
                                              ------------
            RETAIL -- MAJOR DEPARTMENT STORES -- 0.7%
     5,816  Harcourt General, Inc. *........       346,052
    20,500  J.C. Penney, Inc. ..............     1,482,406
    19,000  May Department Stores Co. ......     1,244,500
    32,175  Sears, Roebuck & Co. ...........     1,964,686
                                              ------------
                                                 5,037,644
                                              ------------
            RETAIL -- REGIONAL DEPARTMENT STORES -- 0.2%
     9,100  Dillards Department Stores,
            Inc. ...........................       377,081
    17,200  Federated Department Stores,
            Inc. *..........................       925,575
     3,000  Mercantile Stores Co. ..........       236,813
                                              ------------
                                                 1,539,469
                                              ------------
            RETAIL -- SUPERMARKETS -- 0.5%
    20,100  Albertsons, Inc. *..............     1,041,430
    22,400  American Stores Co. ............       541,800
     4,900  Giant Food Inc. ................       211,006
     3,100  Great Atlantic & Pacific Tea
            Co., Inc. ......................       102,494
    20,900  Kroger Co. *....................       896,088
    12,200  Winn-Dixie Stores, Inc. *.......       624,488
                                              ------------
                                                 3,417,306
                                              ------------
            RETAIL/WHOLESALE -- AUTO PARTS -- 0.1%
    12,500  Autozone, Inc. *................       399,219
     5,200  Pep Boys -- Manny, Moe & Jack *.        98,475
                                              ------------
                                                   497,694
                                              ------------
            RETAIL/WHOLESALE -- COMPUTERS -- 0.1%
     8,528  Tandy Corp. ....................       452,517
                                              ------------
            RUBBER -- TIRES -- 0.1%
     6,500  Cooper Tire & Rubber Co. .......       134,063
    12,800  Goodyear Tire & Rubber Co. .....       824,800
                                              ------------
                                                   958,863
                                              ------------

                                   Continued

                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            SHOES & RELATED APPAREL -- 0.2%
    23,800  Nike, Inc., Class B.............  $  1,158,762
     4,600  Reebok International Ltd. *.....       127,363
                                              ------------
                                                 1,286,125
                                              ------------
            SOAP & CLEANING PREPARATIONS -- 1.7%
     8,500  Clorox, Inc. ...................       810,688
    24,300  Colgate-Palmolive Co. ..........     2,138,400
   110,100  Procter & Gamble Co. ...........    10,025,980
                                              ------------
                                                12,975,068
                                              ------------
            STEEL -- PRODUCERS -- 0.1%
     8,900  Armoc, Inc. *...................        56,738
    10,500  Bethlehem Steel Corp. *.........       130,594
     7,200  Nucor Corp. ....................       331,199
     7,040  USX-U.S. Steel Group, Inc. .....       232,320
                                              ------------
                                                   750,851
                                              ------------
            TECHNOLOGY -- SOFTWARE -- 0.0%
     3,800  Auto Desk *.....................       146,775
                                              ------------
            TELECOMMUNICATIONS -- CELLULAR -- 0.4%
    46,300  Airtouch Communications, Inc. *.     2,705,656
                                              ------------
            TELECOMMUNICATIONS -- EQUIPMENT -- 2.2%
     7,255  Andrew Corp. *..................       131,043
     5,800  Ascend Communications, Inc. *...       287,463
     9,700  DSC Communications Corp. *......       291,000
    12,100  General Instrument Corp. *......       328,969
     6,600  Harris Corp. ...................       294,938
   106,746  Lucent Technologies, Inc. ......     8,879,932
    49,000  Motorola, Inc. .................     2,575,562
    42,700  Northern TeleCom Ltd. ..........     2,423,224
     6,500  Scientific-Atlanta, Inc. .......       164,938
    14,900  Tellabs, Inc. *.................     1,067,213
                                              ------------
                                                16,444,282
                                              ------------
            TEXTILE -- APPAREL -- 0.1%
     6,000  Fruit of the Loom, Inc. *.......       199,125
     5,500  Liz Claiborne, Inc. *...........       287,375
     3,000  Russell Corp. ..................        90,563
    10,000  VF Corp. .......................       514,375
                                              ------------
                                                 1,091,438
                                              ------------
            TEXTILE -- HOME FURNISHINGS -- 0.0%
     1,700  Springs Industries, Inc. .......        78,413
                                              ------------
            TOBACCO -- 1.2%
    14,100  Fortune Brands, Inc. ...........       541,969
   198,900  Philip Morris Cos., Inc. .......     7,831,687
    15,100  U.S.T., Inc. ...................       407,700
                                              ------------
                                                 8,781,356
                                              ------------
            TOOLS -- HAND HELD -- 0.1%
     7,800  Black & Decker Corp. ...........       475,800
     4,950  Snap-On, Inc. ..................       179,438

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
     7,300  The Stanley Works...............  $    303,406
                                              ------------
                                                   958,644
                                              ------------
            TOYS/GAME/HOBBY -- 0.2%
    10,900  Hasbro, Inc. ...................       428,506
    23,847  Mattel, Inc. ...................     1,009,026
                                              ------------
                                                 1,437,532
                                              ------------
            TRANSPORTATION -- AIR FREIGHT -- 0.1%
    12,060  FDX Corp. *.....................       756,765
                                              ------------
            TRANSPORTATION -- AIRLINE -- 0.4%
    15,000  AMR Corp. *.....................     1,248,750
     6,100  Delta Air Lines, Inc. ..........       788,425
    18,150  Southwest Airlines Co. .........       537,694
     7,500  US Airways Group, Inc. *........       594,375
                                              ------------
                                                 3,169,244
                                              ------------
            TRANSPORTATION -- EQUIPMENT & LEASING -- 0.0%
     6,300  Ryder Systems, Inc. ............       198,844
                                              ------------
            TRANSPORTATION -- RAILROAD -- 0.5%
    12,800  Burlington Northern Santa Fe
            Corp. ..........................     1,256,800
    17,908  CSX Corp. ......................       814,814
    30,900  Norfolk Southern Corp. .........       921,206
    20,300  Union Pacific Corp. ............       895,738
                                              ------------
                                                 3,888,558
                                              ------------
            UTILITIES -- ELECTRIC POWER -- 2.1%
    11,300  Ameren Corp. ...................       449,175
    15,600  American Electric Power Co. ....       707,850
    12,100  Baltimore Gas & Electric Co. ...       375,856
    12,300  Carolina Power & Light Co. *....       533,513
    17,400  Central & South West Corp. .....       467,625
    12,935  CINergy Corp. ..................       452,725
    19,300  Consolidated Edison, Inc. ......       889,006
    11,900  Detroit Edison Co. .............       480,463
    15,850  Dominion Resources, Inc. .......       645,888
    29,506  Duke Power Co. *................     1,748,230
    31,300  Edison International............       925,305
    20,000  Entergy Corp. ..................       575,000
    18,900  First Energy Corp. .............       581,175
    14,900  Florida Power & Light, Inc. ....       938,699
    10,400  General Public Utilities Corp.
            *...............................       393,250
    23,144  Houston Industries, Inc. .......       714,571
    11,800  Niagara Mohawk Power Corp. *....       176,263
    12,200  Northern States Power Co. ......       349,225
    24,300  PacifiCorp. ....................       549,788
    18,300  Peco Energy Corp. ..............       534,131
    13,600  PP&L Resources, Inc. ...........       308,550
    56,600  Southern Co. ...................     1,567,112
    20,170  Texas Utilities Co. ............       839,576
    17,800  Unicom Corp. ...................       624,113
                                              ------------
                                                15,827,089
                                              ------------

                                   Continued

                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            UTILITIES -- ELECTRIC POWER (CONTINUED)
            UTILITIES -- GAS DISTRIBUTION -- 0.2%
     7,800  Consolidated Natural Gas Co. *..  $    459,224
     1,700  Eastern Enterprises.............        72,888
     4,000  Nicor, Inc. ....................       160,500
     2,500  ONEOK, Inc. ....................        99,688
     2,900  People's Energy Corp. ..........       112,013
    10,226  Sempra Energy *.................       283,767
                                              ------------
                                                 1,188,080
                                              ------------
            UTILITIES -- TELEPHONE -- 6.4%
    15,100  Alltel Corp. ...................       702,150
    89,800  Ameritech Corp. ................     4,029,775
   133,256  AT&T Corp. .....................     7,612,248
   127,440  Bell Atlantic Corp. ............     5,814,450
    81,300  BellSouth Corp. ................     5,457,263
    13,500  Frontier Corp. *................       425,250
    78,600  GTE Corp. ......................     4,372,125
    57,100  MCI Communications Corp. .......     3,318,938
    21,600  Nextel Communications, Inc. --
            Class A *.......................       537,300
   150,418  SBC Communications, Inc. .......     6,016,719
    35,300  Sprint Corp. ...................     2,488,650
    40,960  US West, Inc. ..................     1,925,120
    83,100  Worldcom, Inc. *................     4,025,156
                                              ------------
                                                46,725,144
                                              ------------
            TOTAL COMMON STOCKS.............   732,237,509
                                              ------------
            (Cost $445,894,497)

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------

INVESTMENT COMPANIES -- 1.2%
 4,553,156  Dreyfus Cash Management Money
            Market Fund.....................  $  4,553,156
 4,594,644  Federated Prime Value
            Obligations Money Market Fund...     4,594,644
                                              ------------
            TOTAL INVESTMENT COMPANIES......     9,147,800
                                              ------------
            (Cost $9,147,800)
TOTAL INVESTMENTS -- 99.9%..................   741,385,309
(Cost $455,042,297)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.1%.......................       652,046
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $742,037,355
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $297,256,997
       Unrealized depreciation...............   (10,913,985)
                                               ------------
       Net unrealized appreciation...........  $286,343,012
                                               ============

(b) Security has been deposited as initial margin on open future contracts.

* Non-income producing security.

ADR American Depositary Receipt

At June 30, 1998, the Fund's open future contracts were as follows:



        # OF                OPENING          CURRENT        MARKET
      CONTRACTS          CONTRACT TYPE       POSITION       VALUE
---------------------  -----------------    ----------    ----------
32                     Standard & Poor's    $8,848,570    $9,144,000
                         500, 9/17/98

                       See Notes to Financial Statements.

                                    SHORT TERM BOND FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
CORPORATE NOTES & BONDS -- 61.8%
             AEROSPACE -- 4.5%
$ 6,000,000  Boeing Capital Corp., 6.83%,
             05/21/01.......................  $  6,092,040
                                              ------------
             AUTOMOTIVE PARTS -- REPLACEMENT -- 3.7%
  5,000,000  Ford Motor Credit Co., 6.13%,
             04/28/03.......................     5,000,350
                                              ------------
             BANKING -- 7.4%
  5,000,000  ABN Amro Bank, 6.63%,
             10/31/01.......................     5,094,790
  5,000,000  Bankers Trust Corp., 5.85%,
             5/11/00........................     4,995,100
                                              ------------
                                                10,089,890
                                              ------------
             BROKERS -- 7.3%
  6,000,000  Morgan Stanley Group, Inc.,
             6.50%, 3/30/01.................     6,092,100
  3,750,000  Salomon, Inc., 6.50%, 3/1/00...     3,778,500
                                              ------------
                                                 9,870,600
                                              ------------
             FINANCE -- 22.6%
  5,000,000  Associates Corp. N.A., 8.19%,
             11/10/99.......................     5,160,150
  5,000,000  Bear Stearns Co., Inc., 6.50%,
             7/5/00.........................     5,045,100
  5,000,000  Household International, 7.28%,
             7/22/99........................     5,074,500
  5,000,000  MCN Investment Corp., 6.89%,
             1/16/02........................     5,143,400
  5,000,000  Merrill Lynch & Co., Inc.,
             6.64%, 09/19/02................     5,109,400
  5,000,000  Norwest Financial, Inc., 7.88%,
             2/15/02........................     5,300,300
                                              ------------
                                                30,832,850
                                              ------------
             INDUSTRIAL GOODS & SERVICES -- 8.8%
  4,375,000  Enron Corp., 6.45%, 11/15/01...     4,406,894
  3,500,000  Pepsico, Inc., 6.25%, 9/1/99...     3,515,610
  4,000,000  SuperValu, Inc., 7.25%,
             7/15/99........................     4,041,960
                                              ------------
                                                11,964,464
                                              ------------
             PHARMACEUTICALS -- 3.8%
  5,000,000  American Home Products Corp.,
             7.70%, 2/15/00.................     5,139,000
                                              ------------
             UTILITIES -- 3.7%
  5,000,000  Georgia Power Co., First
             Mortgage, 6.13%, 9/1/99........     5,011,750
                                              ------------
             TOTAL CORPORATE NOTES & BONDS..    84,000,944
                                              ------------
             (Cost $83,433,308)

 SHARES OR
 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.4%
$ 5,000,000  Federal Home Loan Bank, 5.81%,
             11/4/99........................  $  5,009,350
  5,000,000  Federal National Mortgage
             Assoc., 6.03%, 7/2/99..........     5,021,850
                                              ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS....................    10,031,200
                                              ------------
             (Cost $9,993,758)
U.S. GOVERNMENT OBLIGATIONS -- 21.1%
             U.S. TREASURY NOTES -- 21.1%
  2,000,000  5.00%, 02/15/99................     1,994,060
 20,000,000  7.50%, 10/31/99................    20,496,799
  2,250,000  6.00%, 8/15/00.................     2,271,443
  3,750,000  6.63%, 7/31/01.................     3,863,663
                                              ------------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS....................    28,625,965
                                              ------------
             (Cost $28,342,265)
INVESTMENT COMPANIES -- 8.1%
  4,966,973  Dreyfus Cash Management Money
             Market Fund....................     4,966,973
  6,091,612  Federated Prime Value
             Obligations Money Market Fund..     6,091,612
                                              ------------
TOTAL INVESTMENT COMPANIES..................    11,058,585
                                              ------------
(Cost $11,058,585)
TOTAL INVESTMENTS -- 98.4%..................   133,716,693
                                              ------------
(Cost $132,827,916)(a)
OTHER ASSETS IN EXCESS OF LIABILITIES 1.6%..     2,158,254
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $135,874,947
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $  1,114,076
       Unrealized depreciation...............      (225,299)
                                               ------------
       Net unrealized appreciation...........  $    888,777
                                               ============

                       See Notes to Financial Statements.

                                    INTERMEDIATE BOND FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
CORPORATE NOTES & BONDS -- 27.9%
             BANKING -- 9.5%
 $6,000,000  Bank of Montreal-Chicago,
             7.80%, 4/1/07..................  $  6,599,160
 10,000,000  Bankers Trust Corp., 5.85%,
             5/11/00........................     9,990,200
 10,000,000  Chase Manhattan Corp., 6.75%,
             9/15/06........................    10,391,500
  8,000,000  Chase Manhattan Corp.-New,
             6.50%, 1/15/09.................     8,136,160
  8,000,000  Dresdner Bank New York, 7.25%,
             9/15/15........................     8,467,040
  5,000,000  J.P. Morgan & Co., 7.63%,
             9/15/04........................     5,348,800
  5,000,000  MBNA American Bank NA, 7.25%,
             9/15/02........................     5,163,650
  5,000,000  MBNA Master Credit Card Trust,
             5.77%, 8/15/05.................     5,001,550
  5,000,000  NCNB Corp., 9.38%, 9/15/09.....     6,176,650
  7,000,000  Societe Generale New York,
             9.88%, 7/15/03.................     8,061,060
                                              ------------
                                                73,335,770
                                              ------------
             BROKERS -- 0.6%
  5,000,000  Salomon, Inc., 5.64%*, 2/15/99.     5,017,000
                                              ------------
             FINANCE -- 10.2%
  5,000,000  Associates Corp., N.A.,
             6.52%,10/11/02.................     5,113,850
  5,500,000  Bear Stearns Co., 6.75%,
             4/15/03........................     5,620,505
  5,000,000  First Union Institutional
             Capital I, 8.04%, 12/1/26,
             Callable 12/1/06 @ 104.02......     5,372,650
 10,000,000  Ford Capital Guaranteed Notes,
             9.88%, 5/15/02.................    11,237,000
  8,400,000  Ford Motor Credit Corp., 9.03%,
             12/30/09, Callable 12/30/04 @
             100............................     9,627,912
  5,000,000  General Electric Capital Corp.,
             6.66%*, 5/1/18, Putable 5/1/00
             @ 100..........................     5,063,650
  5,000,000  Household Finance Corp., 8.00%,
             8/1/04.........................     5,427,350
  8,000,000  HSBC America Capital II, 8.38%,
             5/15/27, Callable 5/15/07 @
             104.19.........................     8,841,040
  5,000,000  Lehman Brothers, Inc., 7.38%,
             1/15/07........................     5,268,000
  7,000,000  Safeco, 6.88%, 7/15/07 (b).....     7,314,720
  5,000,000  Salomon Smith Barney, 7.13%,
             10/1/06........................     5,279,550
  5,100,000  Travelers Group Inc, 6.88%,
             12/15/03.......................     5,211,996
                                              ------------
                                                79,378,223
                                              ------------
             INDUSTRIAL GOODS & SERVICES -- 4.1%
  4,000,000  Boston Scientific, 6.63%,
             3/15/05........................     4,042,320
 11,500,000  Champion International Corp.,
             7.70%, 12/15/99................    11,758,175
  6,000,000  ConAgra, Inc., 6.70%, 8/1/27...     6,190,620

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
CORPORATE NOTES & BONDS (CONTINUED)
             INDUSTRIAL GOODS & SERVICES (CONTINUED)
$10,000,000  SuperValue, Inc., 7.25%,
             7/15/99........................  $ 10,104,900
                                              ------------
                                                32,096,015
                                              ------------
             INSURANCE -- 0.6%
  5,000,000  American Annuity Group, 6.88%,
             6/1/08.........................     5,015,400
                                              ------------
             TELECOMMUNICATIONS -- 0.9%
  6,000,000  Bell Canada, 7.75%, 4/1/06.....     6,603,120
                                              ------------
             TRANSPORTATION -- AIRLINE -- 1.3%
 10,000,000  Boeing Capital Corp., 6.30%,
             10/20/99.......................    10,024,800
                                              ------------
             UTILITIES -- 0.7%
  5,000,000  Western Resorces, Inc., 6.88%,
             8/1/04.........................     5,110,950
                                              ------------
             TOTAL CORPORATE NOTES & BONDS..   216,581,278
                                              ------------
             (Cost $210,496,007)
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.7%
             FEDERAL FARM CREDIT BANK -- 1.3%
 10,000,000  6.30%, 9/23/04.................    10,278,100
                                              ------------
             FEDERAL HOME LOAN BANK -- 0.7%
  5,000,000  6.49%, 1/8/04..................     5,182,800
                                              ------------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 1.9%
 10,410,000  8.12%, 1/31/05.................    11,722,597
  3,000,000  7.22%, 6/14/06.................     3,262,500
                                              ------------
                                                14,985,097
                                              ------------
             FANNIE MAE -- 5.1%
  7,950,000  7.35%, 3/28/05.................     8,624,478
 10,000,000  5.75%, 6/15/05.................     9,989,100
  9,100,000  6.00%, 11/15/22................     9,074,338
 12,000,000  6.25%, 11/18/23................    12,112,440
                                              ------------
                                                39,800,356
                                              ------------
             TENNESSEE VALLEY AUTHORITY: -- 0.7%
  5,000,000  6.25%, 12/15/17................     5,159,350
                                              ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS....................    75,405,703
                                              ------------
             (Cost $73,124,031)
U.S. GOVERNMENT OBLIGATIONS -- 58.0%
             U.S. TREASURY BONDS -- 2.9%
 19,500,000  9.13%, 5/15/09.................    22,839,375
                                              ------------
             U.S. TREASURY NOTES -- 51.9%
  5,800,000  5.13%, 11/30/98................     5,795,476
  5,000,000  8.88%, 2/15/99.................     5,101,550
 33,000,000  6.25%, 3/31/99.................    33,190,740
 62,000,000  6.38%, 5/15/99.................    62,445,780
 28,250,000  7.75%, 1/31/00.................    29,185,640
 23,050,000  6.88%, 3/31/00.................    23,561,480
 24,000,000  8.75%, 8/15/00.................    25,530,000
 33,500,000  6.25%, 8/31/00.................    33,992,115
 56,000,000  6.50%, 5/31/01.................    57,434,720
 13,300,000  6.25%, 10/31/01................    13,576,374

                                   Continued

                                    INTERMEDIATE BOND FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1997 (UNAUDITED)

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
U.S. GOVERNMENT OBLIGATIONS (CONTINUED)
             U.S. TREASURY NOTES (CONTINUED)
$77,000,000  7.50%, 11/15/01................  $ 81,559,940
 21,700,000  7.50%, 2/15/05.................    24,019,079
  6,000,000  7.00%, 7/15/06.................     6,552,180
                                              ------------
                                               401,945,074
                                              ------------
             U.S. TREASURY STRIPS -- 3.2%
 36,500,000  5/15/05........................    25,055,425
                                              ------------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS....................   449,839,874
             (Cost $448,462,634)              ------------


YANKEE CERTIFICATES OF DEPOSIT -- 1.3%
 10,000,000  Potash Corp. Saskatchewan,
             7.13%, 6/15/07.................    10,401,600
                                              ------------
             TOTAL YANKEE CERTIFICATES OF
             DEPOSIT........................    10,401,600
             (Cost $10,026,500)               ------------

                        SECURITY                 MARKET
  SHARES               DESCRIPTION               VALUE
  ------               -----------               ------

INVESTMENT COMPANIES -- 1.6%
  5,816,062  Dreyfus Cash Management Money
             Market Fund....................  $  5,816,062
  6,705,230  Federated Prime Value
             Obligations Money Market Fund..     6,705,230
                                              ------------
             TOTAL INVESTMENT COMPANIES.....    12,521,292
             (Cost $12,521,292)               ------------


TOTAL INVESTMENTS -- $98.6%.................   764,749,746
(Cost $754,630,464) (a)
OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%..    10,671,311
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $775,421,057
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation................  $11,964,632
       Unrealized depreciation................   (1,845,350)
                                                -----------
       Net unrealized appreciation............  $10,119,282
                                                ===========

(b) 144a security which is restricted as to resale to institutional investors.

  * Variable rate security. Rate presented represents rate in effect at June 30, 1998. Maturity date reflects next rate change date.

                       See Notes to Financial Statements.

                                    INCOME FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
CORPORATE NOTES & BONDS -- 38.8%
             AUTOMOTIVE -- 1.5%
 $4,000,000  Ford Motor Co., 6.63%,
             2/15/28........................  $  4,003,320
                                              ------------
             BANKING -- 14.0%
  2,700,000  Bank of Montreal-Chicago,
             7.80%, 4/1/07..................     2,969,622
  2,000,000  Bank of New York, 8.50%,
             12/15/04.......................     2,222,120
  2,000,000  BankAmerica Corp., 7.20%,
             4/15/06........................     2,113,020
  2,000,000  Chase Manhattan Corp., 7.13%,
             3/1/05.........................     2,088,500
  3,000,000  Dresdner Bank New York, 7.25%,
             9/15/15........................     3,175,140
  2,000,000  Fleet/Norstar Group, 8.63%,
             1/15/07........................     2,299,600
  2,000,000  Midland Bank PLC, 7.63%,
             6/15/06........................     2,138,480
  3,000,000  National City Bank of
             Cleveland, 7.25%, 7/15/10......     3,276,870
  5,000,000  NCNB Corp., 10.20%, 7/15/15....     6,871,499
  2,250,000  PNC Bank N.A., 7.88%,
             4/15/05........................     2,449,868
  2,000,000  Republic New York Corp., 7.00%,
             3/22/11........................     2,109,420
  2,000,000  Southtrust Bank NA, 6.57%,
             12/15/27.......................     2,059,220
  2,000,000  Swiss Bank Corp.-New York,
             7.38%, 7/15/15.................     2,186,640
                                              ------------
                                                35,959,999
                                              ------------
             BROKERS -- 0.8%
  2,000,000  Salomon, Inc., 6.75%,
             2/15/03........................     2,040,140
                                              ------------
             FINANCE -- 8.1%
  3,500,000  British Gas Finance, 6.63%,
             06/01/18.......................     3,510,150
  2,000,000  Discover Credit, 9.26%,
             03/20/12.......................     2,548,720
  2,000,000  Ford Motor Credit Corp., 9.03%,
             12/30/09, Callable 12/30/04 @
             100............................     2,292,360
  3,500,000  Great Western Financial Trust
             II, 8.21%, 2/1/27, Callable
             2/1/07 @ 104.1.................     3,822,980
  2,000,000  HSBC America Capital II, 8.38%,
             5/15/27, Callable 5/15/07 @
             104.19.........................     2,210,260
  2,000,000  Lehman Brothers Holdings, Inc.,
             8.75%, 3/15/05.................     2,258,600
  4,000,000  St. Paul Cos, Inc., 7.25%,
             8/9/07.........................     4,347,320
                                              ------------
                                                20,990,390
                                              ------------
             GAS TRANSMISSION -- 1.0%
  2,500,000  Enserch Corp., 7.13%,
             6/15/05........................     2,601,000
                                              ------------
             INDUSTRIAL GOODS & SERVICES -- 6.0%
  2,000,000  ConAgra, Inc., 6.70%, 8/1/27...     2,063,540
  5,000,000  Cyprus Amax, 7.38%, 5/15/07....     5,074,150

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
CORPORATE NOTES & BONDS (CONTINUED)
             INDUSTRIAL GOODS & SERVICES (CONTINUED)
 $3,000,000  Engelhard Corp., 7.38%,
             8/1/06.........................  $  3,198,660
  2,000,000  General Motors Corp., 9.13%,
             7/15/01........................     2,158,200
  2,950,000  Raytheon Co., 6.75%, 8/15/07...     3,025,019
                                              ------------
                                                15,519,569
                                              ------------
             INSURANCE -- 0.9%
  2,000,000  Travelers Capital III, 7.63%,
             12/1/36........................     2,231,980
                                              ------------
             OIL & GAS -- 2.4%
  5,000,000  Phillips Petroleum, 9.38%,
             2/15/11........................     6,276,150
                                              ------------
             RETAIL -- 1.9%
  4,818,254  Fred Meyer, Inc., Lease Trust,
             8.50%, 7/15/17.................     5,039,894
                                              ------------
             TELECOMMUNICATIONS -- 1.4%
  3,500,000  GTE Florida, Inc., 6.86%,
             2/1/28.........................     3,670,100
                                              ------------
             UTILITIES -- 0.8%
  2,000,000  Pacific Gas & Electric, 6.25%,
             3/1/04.........................     2,017,220
                                              ------------
             TOTAL CORPORATE NOTES & BONDS..   100,349,762
             (Cost $95,019,530)               ------------


FOREIGN GOVERNMENT AGENCIES -- 0.4%
  1,000,000  Hydro-Quebec, 9.41%, 3/23/00...     1,056,300
                                              ------------
             TOTAL FOREIGN GOVERNMENT
             AGENCIES.......................     1,056,300
             (Cost $1,059,483)                ------------


MUNICIPAL BOND -- TAXABLE -- 0.8%
  2,000,000  San Bernardino County,
             Financing Authority Pension
             Obligation Revenue, 6.99%,
             8/1/10 (Insured by MBIA).......     2,125,000
                                              ------------
             TOTAL MUNICIPAL BOND --
             TAXABLE........................     2,125,000
             (Cost $2,030,920)                ------------


U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
             FEDERAL HOME LOAN MORTGAGE CORP. -- 1.1%
  2,500,000  7.22%, 6/14/06.................     2,718,750
                                              ------------
             FANNIE MAE -- 3.4%
  5,000,000  7.40%, 7/1/04..................     5,407,050
  3,500,000  6.25%, 11/18/23................     3,532,795
                                              ------------
                                                 8,939,845
                                              ------------
             TENNESSEE VALLEY AUTHORITY -- 2.0%
  5,000,000  6.25%, 12/15/17................     5,159,350
                                              ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS....................    16,817,945
             (Cost $15,956,484)               ------------

                                   Continued

                                    INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1997 (UNAUDITED)

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
U.S. GOVERNMENT OBLIGATIONS -- 46.7%
$29,500,000  U.S. Treasury Bond, 11.88%,
             11/15/03.......................  $ 38,018,125
  9,500,000  U.S. Treasury Bond, 10.75%,
             8/15/05........................    12,360,355
  6,230,000  U.S. Treasury Bond, 7.25%,
             5/15/16........................     7,298,819
 11,000,000  U.S. Treasury Bond, 8.75%,
             5/15/20........................    15,104,320
 12,200,000  U.S. Treasury Note, 6.75%,
             6/30/99........................    12,346,766
 30,000,000  U.S. Treasury Note, 8.00%,
             5/15/01........................    31,940,700
  7,300,000  U.S. Treasury Note, Zero
             Coupon, 5/15/10................     3,750,083
                                              ------------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS....................   120,819,168
                                              ------------
             (Cost $119,869,343)


                        SECURITY                 MARKET
SHARES                 DESCRIPTION               VALUE
------                 -----------               ------

INVESTMENT COMPANIES -- 5.3%
  6,135,328  Dreyfus Cash Management Money
             Market Fund....................  $  6,135,328
  7,598,073  Federated Prime Value
             Obligations Money Market Fund..     7,598,073
                                              ------------
             TOTAL INVESTMENT COMPANIES.....    13,733,401
             (Cost $13,733,401)               ------------


TOTAL INVESTMENTS -- $98.5%.................   254,901,575
(Cost $247,669,161) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.5%.......................     3,928,204
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $258,829,779
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation................    $7,433,591
    Unrealized depreciation................      (201,177)
                                               ----------
    Net unrealized appreciation............    $7,232,414
                                               ==========

MBIA Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                                    LIMITED TERM TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS -- 97.6%
            ALASKA -- 1.4%
$  530,000  Alaska State Housing Finance
            Corp., 4.60%, 12/1/00 (Insured
            by MBIA)........................  $    537,950
                                              ------------
            ARIZONA -- 2.9%
 1,000,000  Arizona State University
            Revenue, 7.10%, 7/1/16,
            Prerefunded 7/1/01 @ 102........     1,103,750
                                              ------------
            ARKANSAS -- 2.7%
 1,000,000  Arkansas State Economic
            Development, 5.00%, 2/01/03,
            (Insured by AMBAC)..............     1,027,500
                                              ------------
            CALIFORNIA -- 3.2%
 1,000,000  University of California
            Revenue, Multiple Purpose
            Projects, Series B, 9.00%,
            9/1/03 (Insured by MBIA)........     1,216,250
                                              ------------
            COLORADO -- 1.3%
   500,000  Colorado Housing Finance
            Authority, 4.50%, 11/1/05.......       498,125
                                              ------------
            CONNECTICUT -- 2.8%
 1,000,000  Connecticut State, GO, Series C,
            5.38%, 8/15/02..................     1,048,750
                                              ------------
            DISTRICT OF COLUMBIA -- 2.7%
 1,000,000  District of Columbia, GO, 5.10%,
            12/1/99 (Insured by MBIA).......     1,016,250
                                              ------------
            ILLINOIS -- 7.7%
 1,000,000  Chicago Metropolitan Water
            Reclamation District, Working
            Cash Fund, 5.90%, 12/1/04.......     1,086,250
 1,000,000  Illinois Educational Facilities
            Authority Revenue, Loyola
            University, Series A, 6.30%,
            7/1/98 (Insured by MBIA)........     1,000,000
   745,000  University of Illinois Revenue,
            Health Service Facility, 4.90%,
            10/1/01 (Insured by AMBAC)......       762,694
                                              ------------
                                                 2,848,944
                                              ------------
            INDIANA -- 3.0%
 1,100,000  Greenwood Indiana School
            Building Corp., 4.75%,
            7/15/07.........................     1,122,000
                                              ------------
            KENTUCKY -- 2.7%
 1,000,000  Kentucky State Property &
            Buildings Commission, Project
            No. 53, 5.80%, 10/1/98..........     1,005,140
                                              ------------
            LOUISIANA -- 2.7%
 1,000,000  Louisiana State Gas & Fuels Tax
            Revenue, Series A, 7.00%,
            11/15/98 (Insured by FGIC)......     1,011,610
                                              ------------

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN -- 19.1%
$1,235,000  Detroit, GO, 8.00%, 4/1/11,
            Prerefunded 4/1/01 @ 102........  $  1,383,200
 1,050,000  Flint Michigan Hospital Building
            Authority Revenue, 5.00%,
            7/1/03..........................     1,063,125
 1,000,000  Michigan State Hospital Finance
            Authority Revenue, Detroit
            Medical Group, Series A, 5.00%,
            8/15/06, (Insured by AMBAC).....     1,030,000
 1,600,000  Michigan State Hospital Finance
            Authority Revenue, Sisters of
            Mercy Health Corp. Bond 1993,
            Series F, 4.60%, 8/15/02
            (Insured by MBIA)...............     1,620,000
 1,000,000  Michigan State Housing
            Development Authority, Rental
            Housing Revenue, 5.15%, 10/1/00
            (Insured by MBIA)...............     1,021,250
 1,000,000  Michigan Strategic Fund, Dow
            Chemical Project, 3.80%*,
            2/1/09..........................     1,000,000
                                              ------------
                                                 7,117,575
                                              ------------
            NEVADA -- 2.9%
 1,090,000  Las Vegas, GO, 6.75%, 8/1/98
            (Insured by MBIA)...............     1,092,267
                                              ------------
            NEW JERSEY -- 3.0%
 1,000,000  New Jersey Economic Development
            Authority, Market Transition
            Facility Revenue, Series A 1994,
            7.00%, 7/1/03 (Insured by
            MBIA)...........................     1,125,000
                                              ------------
            NEW MEXICO -- 2.7%
 1,000,000  Albuquerque New Mexico Gross
            Receipts Tax, 5.375%, 7/1/01,
            Callable 7/1/99 @ 100 (Insured
            by MBIA)........................     1,013,930
                                              ------------
            NEW YORK -- 2.7%
 1,000,000  New York State Dormitory
            Authority Revenue, State
            University Educational
            Facilities, 4.70%, 5/15/99......     1,007,560
                                              ------------
            OHIO -- 4.3%
   500,000  Cleveland Airport System
            Revenue, 5.50%, 1/1/04, (Insured
            by FSA).........................       528,125
   565,000  Cleveland-Cuyahoga County Port
            Authority, Rock & Roll Hall of
            Fame, Refunding, Subordinated
            Bonds, 4.30%, 12/1/98...........       566,396
   500,000  Cleveland-Cuyahoga County Port
            Authority, Rock & Roll Hall of
            Fame, Refunding, Subordinated
            Bonds, 4.90%, 12/1/00...........       507,500
                                              ------------
                                                 1,602,021
                                              ------------

                                   Continued

                                    LIMITED TERM TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            OKLAHOMA -- 3.1%
$1,115,000  Tulsa Industrial Authority
            Revenue, University of Tulsa,
            Series A, 5.50%, 10/1/00
            (Insured by MBIA)...............  $  1,152,631
                                              ------------
            PENNSYLVANIA -- 5.4%
 1,000,000  Allegheny County Airport
            Revenue, Pittsburgh
            International Airport, 5.00%,
            1/1/99 (Insured by MBIA)........     1,005,090
 1,000,000  Pennsylvania State, First
            Series, GO, 5.00%, 5/1/99.......     1,011,470
                                              ------------
                                                 2,016,560
                                              ------------
            TEXAS -- 5.6%
 1,000,000  Houston Independent School
            District, GO, Public Property
            Finance Contractual Obligation,
            6.25%, 7/15/99..................     1,024,180
 1,000,000  Pasadena Independent School
            District, GO, 6.75%, 8/15/05,
            Prerefunded 8/15/01 @ 100,
            (Insured by FGIC)...............     1,077,500
                                              ------------
                                                 2,101,680
                                              ------------
            UTAH -- 3.5%
 1,310,000  Salt Lake City Redevelopment
            Agency, Neighborhood
            Redevelopment Tax, Inc.,
            Series A, (AMT), 5.25%,
            10/1/99.........................     1,329,650
                                              ------------
            VIRGINIA -- 4.1%
 1,500,000  Norfolk, GO, 5.13%, 6/1/01......     1,541,250
                                              ------------
            WISCONSIN -- 2.7%
 1,000,000  Green Bay, GO, Series A, 5.10%,
            4/1/00..........................     1,020,000
                                              ------------
            WYOMING -- 5.4%
 1,000,000  Campbell County School District,
            No. 001 Gillette, GO, 5.15%,
            6/1/02..........................     1,038,750
 1,000,000  Wyoming Community Development,
            (AMT), 4.45%, 6/1/99, Callable
            9/1/98 @ 100, Mandatory Put
            6/1/99 @ 100....................     1,002,680
                                              ------------
                                                 2,041,430
                                              ------------
            TOTAL MUNICIPAL BONDS...........    36,597,823
                                              ------------
            (Cost $35,944,355)

SHARES OR
PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
INVESTMENT COMPANIES -- 0.9%
$  350,610  Dreyfus Tax Exempt Money Market
            Fund............................  $    350,610
                                              ------------
            TOTAL INVESTMENT COMPANIES......       350,610
                                              ------------
            (Cost $350,610)
TOTAL INVESTMENTS -- 98.5%..................    36,948,432
(Cost $36,294,965) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.5%.......................       549,143
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $ 37,497,575
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $    660,390
       Unrealized depreciation...............        (6,923)
                                               ------------
       Net unrealized appreciation...........  $    653,467
                                               ============

* Variable rate security. Rate presented represents rate in effect at June 30, 1998. Maturity date reflects next rate change date.

AMBAC  AMBAC Indemnity Corp.
AMT    Alternative Minimum Tax Paper
FGIC   Financial Guaranty Insurance Corp.
GO     General Obligation
MBIA   Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                                    INTERMEDIATE TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS -- 95.6%
            ALASKA -- 3.1%
$1,520,000  Alaska Municipal Bond Bank
            Authority, Series A, GO, 4.75%,
            10/1/99.........................  $  1,533,300
 1,000,000  Anchorage Electric Utility,
            Revenue Bond, Senior Lien,
            5.50%, 12/1/03, Callable 6/1/03
            @ 102 (Insured by MBIA).........     1,058,750
 1,000,000  Anchorage, GO, 6.30%, 7/1/99
            (Insured by MBIA)...............     1,025,430
 5,000,000  North Slope Boro, Series B, GO,
            7.50%, 6/30/01 (Insured by
            FSA)............................     5,462,500
                                              ------------
                                                 9,079,980
                                              ------------
            ARIZONA -- 4.2%
 1,750,000  Phoenix, GO, Series A, 4.90%,
            7/1/02..........................     1,800,313
 3,065,000  Phoenix, GO, Series A, 6.00%,
            7/1/10..........................     3,474,944
 1,500,000  Pima County Unified School
            District No. 1 Tucson, Series B,
            GO, ETM, 6.80%, 7/1/00..........     1,580,625
 5,000,000  Salt River Project Agricultural
            Improvement & Power District
            Electric System, Series A,
            5.63%, 1/1/06...................     5,399,999
                                              ------------
                                                12,255,881
                                              ------------
            CALIFORNIA -- 6.1%
 3,400,000  California State, GO, 6.60%,
            2/1/10..........................     4,016,250
 3,000,000  Orange County, Series A, 6.00%,
            6/1/10 (Insured by MBIA)........     3,382,500
 2,000,000  Riverside County Transportation
            Commission, Sales Tax Revenue,
            Series A, 5.60%, 6/1/05 (Insured
            by AMBAC).......................     2,152,500
 2,000,000  Turlock Irrigation District
            Revenue, Series A, 6.00%, 1/1/06
            (Insured by MBIA)...............     2,207,500
 4,850,000  University of California
            Revenue, Multiple Purpose
            Projects, Series B, 9.00%,
            9/1/03 (Insured by MBIA)........     5,898,813
                                              ------------
                                                17,657,563
                                              ------------
            COLORADO -- 2.7%
 4,000,000  Arapahoe County, School District
            No. 005, Cherry Creek, Series A,
            GO, 5.25%, 12/15/02.............     4,180,000
 1,400,000  Boulder Valley School District,
            5.50%, 12/1/07 (Insured by
            FGIC)...........................     1,517,250
 1,000,000  Colorado Springs Utility
            Revenue, Series A, 6.50%,
            11/15/03, Callable 11/15/01 @
            102.............................     1,090,000

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            COLORADO (CONTINUED)
$1,000,000  E-470 Public Highway Authority
            Revenue, Series C, 6.00%, 9/1/07
            (Insured by MBIA)...............  $  1,113,750
                                              ------------
                                                 7,901,000
                                              ------------
            CONNECTICUT -- 1.5%
 4,000,000  Connecticut State, Series A,
            6.00%, 5/15/02..................     4,270,000
                                              ------------
            FLORIDA -- 2.5%
 1,000,000  Broward County School District,
            GO, 5.20%, 2/15/03..............     1,042,500
 1,625,000  Florida State Board Of
            Education, Series B, 6.50%,
            06/01/06........................     1,852,500
 2,000,000  Lakeland Electric & Water
            Revenue, 5.90%, 10/1/07.........     2,212,500
 1,000,000  Tampa Guaranteed Entitlement
            Revenue, 6.60%, 10/1/00 (Insured
            by AMBAC).......................     1,057,500
 1,000,000  Tampa Utilities, Tax & Special
            Revenue, 6.30%, 10/1/00 (Insured
            by AMBAC).......................     1,051,250
                                              ------------
                                                 7,216,250
                                              ------------
            GEORGIA -- 2.9%
 2,670,000  Atlanta Airport Facilities
            Revenue, Series B, (AMT), 5.50%,
            1/1/03 (Insured by AMBAC).......     2,790,150
 1,000,000  Georgia State Tollway Authority
            Revenue, Georgia 400 Project,
            6.25%, 7/1/00...................     1,045,000
 4,000,000  Georgia State, Series B, GO,
            5.95%, 3/1/08...................     4,485,000
                                              ------------
                                                 8,320,150
                                              ------------
            HAWAII -- 1.2%
 1,025,000  Honolulu City & County,
            Series A, GO, 5.60%, 1/1/05.....     1,092,906
 1,000,000  Honolulu City & County,
            Series D, GO, ETM, 6.50%,
            12/1/00.........................     1,058,750
 1,150,000  Maui County, Series A, GO,
            6.80%, 12/1/03, Prerefunded
            12/1/00 @ 101 (Insured by
            AMBAC)..........................     1,236,250
                                              ------------
                                                 3,387,906
                                              ------------
            ILLINOIS -- 6.0%
 2,000,000  Chicago Metropolitan, Water
            Reclamation District, Capital
            Improvement, GO, 6.80%, 1/1/03,
            Prerefunded 1/1/00 @ 102........     2,117,500
 3,000,000  Chicago Metropolitan, Water
            Reclamation District, Capital
            Improvement, GO, 5.50%,
            12/1/10.........................     3,236,250
 4,270,000  Du Page & Will Counties,
            Community School District No.
            204, GO, 4.95%, 12/30/01
            (Insured by FGIC)...............     4,382,087

                                   Continued

                                    INTERMEDIATE TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
$4,000,000  Illinois Development Finance
            Authority, Pollution Control
            Revenue, Commonwealth Edison,
            5.30%, 1/15/04 (Insured by
            MBIA)...........................  $  4,180,000
 3,135,000  Northwest Suburban Municipal
            Joint Action, Water Agency,
            Water Supply System, Series A,
            5.25%, 5/1/04 (Insured by
            MBIA)...........................     3,279,994
                                              ------------
                                                17,195,831
                                              ------------
            INDIANA -- 3.6%
 1,580,000  Elberfeld JH Castle School
            Building Corp., 4.50%, 7/5/04,
            (Insured by MBIA)...............     1,593,825
 2,000,000  Indiana Municipal Power Supply
            Agency, System Revenue, Series
            B, 5.88%, 1/1/10 (Insured by
            MBIA)...........................     2,205,000
 3,000,000  Indiana Municipal Power Supply
            Agency, System Revenue, Series
            B, 6.00%, 1/1/13 (Insured by
            MBIA)...........................     3,348,750
 1,000,000  Indiana Transportation Finance
            Authority, Highway Revenue,
            Series A, 5.75%, 6/1/12 (Insured
            by AMBAC).......................     1,092,500
 1,000,000  Purdue University Dormitory
            System Revenue, Series A, 6.40%,
            7/1/99 (Insured by AMBAC).......     1,025,210
 1,000,000  Purdue University Student Fee
            Revenue, Series D, 6.50%,
            7/1/03, Callable 1/1/00 @ 103...     1,065,000
                                              ------------
                                                10,330,285
                                              ------------
            KANSAS -- 1.1%
 3,000,000  Kansas State Department of
            Transportation Highway Revenue,
            5.50%, 9/1/11...................     3,240,000
                                              ------------
            LOUISIANA -- 2.6%
 4,000,000  Louisiana State, Series A, GO,
            5.30%, 8/1/04 (Insured by
            MBIA)...........................     4,205,000
 3,000,000  Louisiana State, Series A, GO,
            6.00%, 4/15/07 (Insured by FGIC)     3,322,500
                                              ------------
                                                 7,527,500
                                              ------------
            MASSACHUSETTS -- 3.1%
 5,000,000  Massachusetts Bay Transportation
            Authority, Series A, 5.00%,
            3/1/02..........................     5,137,500
 3,750,000  Massachusetts State, Special
            Obligation Revenue, Series A,
            5.25%, 6/1/08 (Insured by
            AMBAC)..........................     3,942,188
                                              ------------
                                                 9,079,688
                                              ------------

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN -- 18.6%
$2,215,000  Battle Creek Downtown
            Development Authority, 6.00%,
            5/1/07 (Insured by MBIA)........  $  2,455,881
 4,000,000  Battle Creek Downtown
            Development Authority, Tax
            Increment Revenue, 7.30%,
            5/1/10, Prerefunded 5/1/04 @
            102.............................     4,685,000
 2,100,000  Caledonia Community Schools, GO,
            6.70%, 5/1/22, Prerefunded
            5/1/02 @ 102 (Insured by
            AMBAC)..........................     2,328,375
 3,000,000  Detroit Sewage Disposal Revenue,
            Series B, 6.00%, 7/1/09 (Insured
            by MBIA)........................     3,348,750
 6,000,000  Detroit Water Supply System,
            Permanent Linked Bonds, 5.25%,
            7/1/13, Callable 7/1/04 @ 104
            (Insured by FGIC)...............     6,134,999
 1,000,000  Detroit Water Supply System,
            Second Lien, Series A, 5.20%,
            7/1/08 (Insured by MBIA)........     1,048,750
 3,000,000  Detroit, GO, Distributable State
            Aid, 5.70%, 5/1/01 (Insured by
            AMBAC)..........................     3,123,750
 2,840,000  Grand Ledge Public Schools
            District, GO, 5.35%, 5/1/10
            (Insured by MBIA)...............     3,024,600
 1,700,000  Greater Detroit Resource
            Recovery Authority, Series A,
            5.50%, 12/13/04 (Insured by
            AMBAC)..........................     1,804,125
 2,000,000  Kalamazoo Hospital Finance
            Authority, Refunding &
            Improvement, Bronson Methodist
            Hospital, 5.35%, 5/15/06
            (Insured by MBIA)...............     2,105,000
 2,000,000  Michigan State Comprehensive
            Transportation, Series B, 5.50%,
            5/15/02.........................     2,097,500
 1,000,000  Michigan State Hospital Finance
            Authority Revenue, Detroit
            Medical Group, Series A, 5.00%,
            8/15/06, (Insured by AMBAC).....     1,030,000
 1,450,000  Michigan State Hospital Finance
            Authority, St. John Hospital &
            Medical Center, 5.00%, 5/15/06
            (Insured by AMBAC)..............     1,493,500
 1,000,000  Michigan State South Central
            Power Agency, Power Supply
            System Revenue, 5.80%, 11/1/05
            (Insured by MBIA)...............     1,086,250
 1,000,000  Michigan State Strategic Fund,
            Detroit Edison, 4.10%*, 7/1/98
            (LOC Barclays)                       1,000,000

                                   Continued

                                    INTERMEDIATE TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$2,300,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Ford
            Motor Co. Project, Series A,
            7.10%, 2/1/06...................  $  2,682,375
 2,500,000  Michigan State Trunk Line,
            Series A, 5.50%, 10/1/02........     2,634,375
 3,500,000  Michigan State Underground
            Storage Tank Financial Assurance
            Authority, Series I, 6.00%,
            5/1/05 (Insured by AMBAC).......     3,828,125
 2,000,000  Northville Public Schools,
            Series A, GO, 7.00%, 5/1/08.....     2,175,000
 1,575,000  South Redford School District,
            5.25%, 5/1/09 (Insured by
            FGIC)...........................     1,647,844
 2,900,000  University of Michigan Hospital
            Revenue, Series A, 3.80%*,
            12/1/27.........................     2,900,000
 1,000,000  Western Michigan University
            Revenue, GO, 5.40%, 11/15/01
            (Insured by FGIC)...............     1,041,250
                                              ------------
                                                53,675,449
                                              ------------
            MINNESOTA -- 0.4%
 1,000,000  Minneapolis Community
            Development Agency, Tax
            Increment Revenue, 7.00%, 9/1/00
            (Insured by MBIA)...............     1,062,500
                                              ------------
            NEVADA -- 0.9%
 2,500,000  Clark County School District,
            Group 2, GO, 7.20%, 5/1/01,
            Prerefunded 5/1/00 @ 102
            (Insured by FGIC)...............     2,687,500
                                              ------------
            NEW JERSEY -- 4.0%
 6,000,000  New Jersey Economic Development
            Authority, Market Transition
            Facility Revenue, Senior Lien,
            7.00%, 7/1/04 (Insured by
            MBIA)...........................     6,840,000
 1,375,000  New Jersey State, Series D, GO,
            5.25%, 2/15/01..................     1,417,969
 3,000,000  Ocean County Utilities
            Authority, Wastewater Revenue,
            Refunding, GO, 6.00%, 1/1/07....     3,333,750
                                              ------------
                                                11,591,719
                                              ------------

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            NEW YORK -- 2.1%
$1,130,000  Metropolitan Transportation
            Authority, Series M, 5.50%,
            7/1/08 (Insured by FGIC)........  $  1,218,988
 1,660,000  New York State Urban Development
            Corp., Refunding, Syracuse
            University Center, 5.50%,
            1/1/15..........................     1,759,600
 3,000,000  Triborough Bridge & Tunnel
            Authority, General Purpose,
            Series Y, 5.50%, 1/1/17.........     3,165,000
                                              ------------
                                                 6,143,588
                                              ------------
            NORTH CAROLINA -- 0.7%
 2,000,000  North Carolina Municipal Power
            Agency No. 1, Catawba Electric
            Revenue, 5.90%, 1/1/03               2,117,500
                                              ------------
            OHIO -- 0.8%
 2,125,000  Columbus, Sewer Improvement, GO,
            6.30%, 9/15/99..................     2,191,406
                                              ------------
            OKLAHOMA -- 2.1%
 1,990,000  Oklahoma City, GO, 5.00%,
            07/01/04........................     2,064,625
 3,500,000  Tulsa Industrial Authority,
            University of Tulsa, Series A,
            6.00%, 10/1/16 (Insured by
            MBIA)...........................     3,950,625
                                              ------------
                                                 6,015,250
                                              ------------
            OREGON -- 0.5%
 1,400,000  Washington County School
            District, 5.25%, 6/1/09.........     1,482,250
                                              ------------
            PENNSYLVANIA -- 2.9%
 2,000,000  Allegheny County Airport Revenue
            (AMT), 5.00%, 1/1/02 (Insured by
            MBIA)...........................     2,042,500
 4,310,000  Chartiers Valley Joint School,
            ETM, 6.15%, 3/1/07..............     4,751,775
 1,475,000  Pennsylvania State, Series A,
            GO, 7.00%, 5/1/05, Prerefunded
            5/1/00 @ 101.5..................     1,574,563
                                              ------------
                                                 8,368,838
                                              ------------
            PUERTO RICO -- 1.9%
 3,055,000  Puerto Rico Commonwealth
            Aquaduct & Sewer Authority,
            6.00%, 7/1/06...................     3,360,500
 2,000,000  Puerto Rico Commonwealth Highway
            & Transportation Authority,
            Highway Revenue, Series X,
            4.90%, 7/1/01...................     2,040,000
                                              ------------
                                                 5,400,500
                                              ------------

                                   Continued

                                    INTERMEDIATE TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            RHODE ISLAND -- 2.6%
$1,000,000  Providence, GO, 6.70%, 1/15/02,
            Prerefunded 1/15/00 @ 102
            (Insured by MBIA)...............  $  1,060,000
 3,025,000  Rhode Island State, Series A,
            GO, 5.50%, 8/1/04 (Insured by
            MBIA)...........................     3,221,625
 2,000,000  State Depositors Economic
            Protection Corp., Series A,
            Special Obligation, 6.15%,
            8/1/99 (Insured by MBIA)........     2,050,420
 1,000,000  State Depositors Economic
            Protection Corp., Series B,
            Special Obligation, 5.20%,
            8/1/03 (Insured by MBIA)........     1,041,250
                                              ------------
                                                 7,373,295
                                              ------------
            TENNESSEE -- 0.5%
 1,230,000  Tennessee State, Series B, GO,
            6.20%, 6/1/01...................     1,303,800
                                              ------------
            TEXAS -- 8.8%
 1,000,000  Austin Independent School
            District, GO, 6.20%, 8/1/99
            (Insured by PSFG)...............     1,025,300
 2,245,000  Dallas Independent School
            District, GO, 5.40%, 8/15/03
            (Insured by PSFG)...............     2,360,056
 1,500,000  Houston Water & Sewer System
            Revenue, Junior Lien, Series C,
            5.75%, 12/1/03 (Insured by
            MBIA)...........................     1,608,750
 1,000,000  Houston Water & Sewer System
            Revenue, Prior Lien, Series A,
            7.00%, 12/1/01 (Insured by
            AMBAC)..........................     1,091,250
 3,000,000  Lower Colorado River Authority,
            4.90%, 1/1/07, Callable 1/1/06 @
            102.............................     3,093,750
 1,050,000  Round Rock Independent School
            District, GO, 5.25%, 2/15/05
            (Insured by PSFG)...............     1,101,188
 2,800,000  Texas Municipal Power Agency,
            5.60%, 9/1/01 (Insured by
            MBIA)...........................     2,926,000
 5,595,000  Texas State Public Finance
            Authority, Series A, GO, 6.50%,
            10/1/04.........................     6,245,418

SHARES OR
PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
$4,450,000  Texas State, Series A, GO,
            5.70%, 10/1/03..................  $  4,767,062
 1,015,000  University of Texas, University
            Revenue, Series A, 6.60%,
            8/15/02, Callable 8/15/01 @
            102.............................     1,107,619
                                              ------------
                                                25,326,393
                                              ------------
            WASHINGTON -- 6.5%
 1,000,000  King County School District,
            4.60%, 12/1/03 (Insured by
            FGIC)...........................     1,027,500
 3,095,000  Snohomish County School District
            No. 002, 5.50%, 12/1/10 (Insured
            by MBIA)........................     3,365,813
 2,695,000  Tacoma Electric System,
            Refunding, 6.00%, 1/1/06
            (Insured by AMBAC)..............     2,940,919
 2,000,000  Washington State Public Power
            Supply System, Nuclear Project
            No. 1 Bond Revenue, Series C,
            7.25%, 7/1/00 (Insured by
            FGIC)...........................     2,125,000
 8,000,000  Washington State, Series A, GO,
            5.50%, 9/1/05, Callable 9/1/04 @
            100.............................     8,479,999
   850,000  Washington State, Series III-H,
            Motor Vehicle Fuel Tax, 5.75%,
            9/1/12..........................       936,063
                                              ------------
                                                18,875,294
                                              ------------
            WEST VIRGINIA -- 0.4%
 1,095,000  West Virginia School Building
            Authority Revenue, Capital
            Improvement, Series A, 6.70%,
            7/1/00 (Insured by MBIA)........     1,151,119
                                              ------------
            WISCONSIN -- 1.3%
 1,025,000  Milwaukee Metropolitan Sewer
            District, Series A, GO, 6.60%,
            10/1/99.........................     1,059,594
 1,500,000  Milwaukee Metropolitan Sewer
            District, Series A, GO, 6.70%,
            10/1/00.........................     1,584,375
 1,000,000  Wisconsin State Public Power,
            Inc., Supply System, Series A,
            7.00%, 7/1/01, Callable 7/1/00 @
            102 (Insured by AMBAC)..........     1,072,500
                                              ------------
                                                 3,716,469
                                              ------------
            TOTAL MUNICIPAL BONDS...........   275,944,904
                                              ------------
            (Cost $260,750,070)

                                   Continued

                                    INTERMEDIATE TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
INVESTMENT COMPANIES -- $2.9%
 8,505,182  Dreyfus Tax Exempt Money Market
            Fund............................  $  8,505,182
                                              ------------
            TOTAL INVESTMENT COMPANIES......     8,505,182
                                              ------------
            (Cost $8,505,182)
TOTAL INVESTMENTS -- 98.5%..................   284,450,086
(Cost $269,255,252)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.5%                            4,299,785
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $288,749,871
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation                  $15,205,885
       Unrealized depreciation                      (11,051)
                                                -----------
       Net unrealized appreciation              $15,194,834
                                                ===========

        AMBAC  AMBAC Indemnity Corp.
        AMT    Alternative Minimum Tax Paper
        ETM    Escrowed to Maturity
        FGIC   Financial Guaranty Insurance Corp.
        FSA    Financial Security Assurance
        GO     General Obligation
        LOC    Letter of Credit
        MBIA   Municipal Bond Insurance Association
        PSFG   Permanent School Fund Guarantee


                       See Notes to Financial Statements.

                                    TAX-FREE INCOME FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS -- 96.5%
             ARIZONA -- 1.3%
 $1,500,000  Arizona State University
             Revenue, 7.00%, 7/1/15,
             Prerefunded 7/1/02 @ 101
             (Insured by AMBAC).............  $  1,672,500
                                              ------------
             CALIFORNIA -- 9.5%
  1,000,000  Anaheim Public Financing
             Authority, Lease Revenue,
             Public Improvements Project,
             Series A, 6.00%, 9/1/24
             (Insured by FSA)...............     1,131,250
  1,400,000  California State, GO, 7.00%,
             6/1/05.........................     1,617,000
  2,000,000  California State, GO, 6.25%,
             9/1/12.........................     2,307,500
  3,000,000  Northern California Power
             Agency Revenue, Geothermal
             Project, Series A, 5.50%,
             7/1/05 (Insured by AMBAC)......     3,209,999
  2,000,000  Orange County, Series A, 6.00%,
             6/1/10 (Insured by MBIA).......     2,255,000
  1,380,000  Turlock Irrigation District
             Revenue, Series A, 6.00%,
             1/1/07 (Insured by MBIA).......     1,533,525
                                              ------------
                                                12,054,274
                                              ------------
             COLORADO -- 2.8%
  1,000,000  Colorado Housing Financial
             Authority, Single Family,
             Series B-2, 6.40%, 11/1/24,
             Callable 5/1/08 @ 105..........     1,097,500
  1,580,000  Denver City & County Airport
             Revenue, (AMT), 6.75%,
             11/15/22, Prerefunded 11/1/02 @
             102............................     1,706,400
    650,000  Denver City & County Airport
             Revenue, Series C, (AMT),
             6.75%, 11/15/22, Callable
             11/15/02 @ 102.................       725,563
                                              ------------
                                                 3,529,463
                                              ------------
             FLORIDA -- 2.3%
  1,080,000  Lee County Florida, Revenue
             Bond, Series A, 5.50%,
             10/1/09........................     1,169,100
  1,400,000  Port Everglades Authority, Port
             Improvement, ETM, 7.13%,
             11/1/16........................     1,697,500
                                              ------------
                                                 2,866,600
                                              ------------
             GEORGIA -- 0.9%
  1,000,000  Georgia State, Series B, GO,
             5.95%, 3/1/08..................     1,121,250
                                              ------------

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             HAWAII -- 2.6%
 $2,000,000  Hawaii State, Series CB, GO,
             5.75%, 1/1/07..................  $  2,167,500
  1,000,000  Honolulu City & County, Series
             A, GO, 5.75%, 4/1/10...........     1,096,250
                                              ------------
                                                 3,263,750
                                              ------------
             ILLINOIS -- 9.2%
  2,000,000  Chicago Metropolitan, Water
             Reclamation District, Capital
             Improvement, GO, 5.50%,
             12/1/10........................     2,157,500
  1,000,000  Chicago Public Building
             Commission, Series A, ETM,
             7.00%, 1/1/20 (Insured by
             MBIA)..........................     1,257,500
  2,000,000  Chicago School Finance
             Authority, Series A, GO, 4.90%,
             6/1/05, Callable 6/1/04 @ 102
             (Insured by MBIA)..............     2,057,500
  2,000,000  Du Page & Will Counties,
             Community School District No.
             204, GO, 4.95%, 12/30/01
             (Insured by FGIC)..............     2,052,500
  2,000,000  Illinois State Civic Center,
             5.25%, 12/15/10, Special State
             Obligation 12/30/01 (Insured by
             FGIC)(Insured by AMBAC)........     2,112,500
  1,000,000  Illinois State Sales Tax,
             Series S, 5.00%, 6/15/08.......     1,037,500
  1,000,000  Will County Forest Preserve
             District, GO, 5.90%, 12/1/03,
             Callable 12/1/02 @ 100 (Insured
             by AMBAC)......................     1,063,750
                                              ------------
                                                11,738,750
                                              ------------
             INDIANA -- 5.3%
  2,000,000  Indiana Municipal Power Supply
             Agency, System Revenue, Series
             B, 6.00%, 1/1/13 (Insured by
             MBIA)..........................     2,232,500
  2,250,000  Indiana State Office Building
             Commission, Capital Complex,
             Government Center Parking
             Facilities, Series A, 4.80%,
             7/1/03 (Insured by AMBAC)......     2,297,813
  1,000,000  Indiana Transportation Finance
             Authority, Highway Revenue,
             Series A, 5.75%, 6/1/12
             (Insured by AMBAC).............     1,092,500
  1,000,000  Marion County Hospital
             Authority Revenue, Community
             Hospital, Indianapolis Project,
             ETM, 6.00%, 5/1/06.............     1,083,750
                                              ------------
                                                 6,706,563
                                              ------------

                                   Continued

                                    TAX-FREE INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             IOWA -- 1.9%
 $2,055,000  Iowa Finance Authority, Private
             College Revenue, Drake
             University Project, 6.50%,
             12/1/11 (Insured by MBIA)......  $  2,412,056
                                              ------------
             KANSAS -- 2.1%
  1,000,000  Kansas State Department of
             Transportation Highway Revenue,
             5.50%, 9/1/11..................     1,080,000
  1,600,000  Kansas State Development
             Financial Authority Revenue,
             4.40%, 5/1/06, Series I
             Municipal Bond.................     1,596,000
                                              ------------
                                                 2,676,000
                                              ------------
             KENTUCKY -- 1.0%
  1,315,000  Louisville & Jefferson County,
             Metropolitan Sewer District,
             Sewer & Drain System Revenue,
             Series A, 5.25%, 5/15/27,
             Callable 5/15/07 @ 101 (Insured
             by MBIA).......................     1,324,863
                                              ------------
             LOUISIANA -- 2.5%
  3,000,000  Louisiana State Gas & Fuels Tax
             Revenue, Series A, 7.25%,
             11/15/00, Callable 11/15/99 @
             102............................     3,187,500
                                              ------------
             MARYLAND -- 1.6%
  2,000,000  Prince Georges County,
             Consolidated Public
             Improvement, GO, 5.00%, 1/1/02
             (Insured by MBIA)..............     2,060,000
                                              ------------
             MASSACHUSETTS -- 2.4%
  1,000,000  Massachusetts State Industrial
             Finance Agency, Resource
             Recovery Revenue, Refusetech,
             Inc. Project, Series A, 5.25%,
             7/1/99 (Insured by FSA)........     1,013,310
  1,000,000  Massachusetts State Water,
             Resource Authority, Series B,
             5.00%, 12/1/25, Callable
             12/1/05 @ 102 (Insured by
             MBIA)..........................       972,500
  1,000,000  Massachusetts State, Series B,
             GO, 5.40%, 11/1/06.............     1,067,500
                                              ------------
                                                 3,053,310
                                              ------------
             MICHIGAN -- 19.8%
  2,000,000  Battle Creek Downtown
             Development Authority, Tax
             Increment Revenue, 7.30%,
             5/1/10, Prerefunded 5/1/04 @
             102............................     2,342,500
  1,300,000  Berkley School District, GO,
             7.00%, 1/1/07 (Insured by
             FGIC)..........................     1,525,875

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             MICHIGAN (CONTINUED)
 $2,000,000  Detroit Sewage Disposal
             Revenue, Series B, 6.00%,
             7/1/09 (Insured by MBIA).......  $  2,232,500
  1,000,000  Detroit Water Supply System,
             Series B, 5.10%, 7/1/07
             (Insured by MBIA)..............     1,040,000
    930,000  Kent County Airport Facility,
             Kent County International
             Airport, (AMT), 5.50%, 1/1/07,
             Callable 1/1/05 @ 102..........       995,100
  1,000,000  Michigan Higher Education
             Facilities Authority, 5.35%,
             05/1/15, Thomas................     1,002,500
  2,000,000  Michigan State Hospital Finance
             Authority, Sisters of Mercy,
             Series P, 5.25%, 8/15/21,
             Callable 8/15/03 @ 102 (Insured
             by MBIA).......................     2,000,000
  2,365,000  Michigan State Hospital Finance
             Authority, Detroit Medical
             Center, Series B, 5.00%,
             8/15/06 (Insured by AMBAC).....     2,435,949
  2,000,000  Michigan State Hospital Finance
             Authority, Henry Ford Health,
             Series A, 5.25%, 11/15/20,
             Callable 11/15/06 @ 102
             (Insured by AMBAC).............     2,000,000
  1,300,000  Michigan State Housing
             Development Authority, Rental
             Housing Revenue, Series A,
             5.15%, 4/1/02 (Insured by
             AMBAC).........................     1,340,625
  1,000,000  Michigan State South Central
             Power Agency, Power Supply
             System Revenue, 5.80%, 11/1/05
             (Insured by MBIA)..............     1,086,250
  2,000,000  Michigan State Trunk Line,
             5.50%, 11/1/16, Callable
             11/1/06 @ 101 (Insured by
             FGIC)..........................     2,090,000
  1,000,000  Michigan State Underground
             Storage Tank Financial
             Assurance Authority, Series I,
             6.00%, 5/1/05 (Insured by
             AMBAC).........................     1,093,750
  2,000,000  Michigan State University
             Revenue, Series A, 5.50%,
             8/15/22, Callable 8/15/02 @
             100............................     2,037,500
  2,000,000  University of Michigan Hospital
             Revenue, Series A, 3.80%*,
             12/1/27........................     2,000,000
                                              ------------
                                                25,222,549
                                              ------------
             MISSOURI -- 0.4%
    500,000  Missouri State, Health &
             Education Facilities, Lake of
             Ozarks General Hospital, 6.50%,
             2/15/21, Callable 2/15/06 @
             102............................       540,625
                                              ------------

                                   Continued

                                    TAX-FREE INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             NEBRASKA -- 0.9%
 $1,075,000  Omaha Public Power District,
             5.10%, 2/1/08..................  $  1,130,094
                                              ------------
             NEVADA -- 3.4%
  1,805,000  Clark County School District,
             GO, 5.75%, 6/15/10, Callable
             6/15/06 @ 101 (Insured by
             FGIC)..........................     1,949,400
  2,000,000  Nevada State, Nevada Municipal
             Bond Bank, Series A, GO, 8.00%,
             11/1/05........................     2,442,500
                                              ------------
                                                 4,391,900
                                              ------------
             NEW JERSEY -- 2.6%
  1,500,000  New Jersey Economic Development
             Authority, Market Transition
             Facility Revenue, Senior Lien,
             7.00%, 7/1/04 (Insured by
             MBIA)..........................     1,710,000
  1,500,000  New Jersey State Transportation
             Trust Fund Authority,
             Transportation System, Series
             A, 6.00%, 12/15/06 (Insured by
             MBIA)..........................     1,659,375
                                              ------------
                                                 3,369,375
                                              ------------
             NEW YORK -- 4.6%
  1,350,000  New York City, Municipal Water
             & Sewer Revenue, 5.50%,
             6/15/24, Callable 6/15/06 @
             101............................     1,390,500
  1,500,000  New York City, Tax Revenue
             Anticipation Note, Livingston
             Plaza Project, 5.40%, 1/1/18...     1,593,750
  1,250,000  New York Dorm Authority
             Revenue, 5.00%, 2/15/01........     1,270,313
  1,000,000  New York State Thruway
             Authority, Series 1997 B,
             6.00%, 4/1/07..................     1,098,750
    500,000  New York State Urban
             Development Corp., 7.50%,
             4/1/11, Prerefunded 4/1/01 @
             102............................       553,750
                                              ------------
                                                 5,907,063
                                              ------------
             OKLAHOMA -- 1.8%
  1,000,000  Grand River Dam Authority,
             5.75%, 6/1/08 (Insured by
             FSA)...........................     1,107,500
  1,000,000  Tulsa Industrial Authority,
             University of Tulsa, Series A,
             6.00%, 10/1/16 (Insured by
             MBIA)..........................     1,128,750
                                              ------------
                                                 2,236,250
                                              ------------
             PENNSYLVANIA -- 1.6%
  2,000,000  Pennsylvania State, First
             Series, GO, 5.38%, 5/15/16,
             Callable 5/15/06 @ 101.5
             (Insured by FGIC)..............     2,040,000
                                              ------------

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             PUERTO RICO -- 0.8%
 $1,000,000  Puerto Rico Commonwealth
             Highway & Transportation
             Authority, Highway Revenue,
             Series X, 4.90%, 7/1/01........  $  1,020,000
                                              ------------
             RHODE ISLAND -- 0.8%
  1,000,000  Convention Center Authority,
             Series B, 5.00%, 5/15/09
             (Insured by MBIA)..............     1,036,250
                                              ------------
             SOUTH CAROLINA -- 1.0%
  1,200,000  Myrtle Beach Water & Sewer
             Revenue, 4.90%, 3/1/02 (Insured
             by MBIA).......................     1,230,000
                                              ------------
             TENNESSEE -- 1.0%
  1,225,000  Tennessee Housing Development
             Agency, Mortgage Finance,
             Series C, (AMT), 5.95%, 7/1/09,
             Callable 7/1/05 @ 102 (Insured
             by MBIA).......................     1,309,219
                                              ------------
             TEXAS -- 6.1%
  1,000,000  Brownsville Utility System,
             6.25%, 9/1/11 (Insured by
             AMBAC).........................     1,147,500
  1,000,000  Clear Creek Texas, Zero Coupon,
             2/15/03........................       818,750
  1,000,000  Harris County, Certificates of
             Obligation, 6.00%, 12/15/11....     1,136,250
  2,000,000  Texas City Industrial
             Development Corp., Marine
             Terminal Revenue, Arco Pipeline
             Co. Project, 7.38%, 10/1/20....     2,575,000
  2,000,000  Texas State, Series A, GO,
             5.70%, 10/1/03.................     2,142,500
                                              ------------
                                                 7,820,000
                                              ------------
             UTAH -- 2.4%
  2,175,000  Intermountain Power Agency,
             Utah Power Supply, Series D,
             5.00%, 7/1/23, Callable 7/1/06
             @ 100..........................     2,098,875
  1,000,000  St. George, Parks &
             Recreational Facilities, GO,
             5.38%, 8/1/21, Callable 8/1/07
             @ 101 (Insured by FGIC)........     1,020,000
                                              ------------
                                                 3,118,875
                                              ------------

                                   Continued

                                    TAX-FREE INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             WASHINGTON -- 3.8%
 $1,000,000  Douglas County Public Utility
             District No. 001, Electric
             Distribution System, 5.90%,
             1/1/11, Callable 1/1/05 @ 102
             (Insured by MBIA)..............  $  1,077,500
  2,500,000  Port Seattle Limited, GO,
             (AMT), 5.35%, 5/1/04...........     2,612,500
  1,000,000  Washington State, Motor Vehicle
             Fuel Tax, R-92D, GO, 6.25%,
             9/1/07.........................     1,132,500
                                              ------------
                                                 4,822,500
                                              ------------
             TOTAL MUNICIPAL BONDS..........   122,861,579
                                              ------------
             (Cost $115,773,078)

                        SECURITY                 MARKET
                       DESCRIPTION               VALUE
  SHARES               -----------               ------
INVESTMENT COMPANIES -- 2.8%
  3,576,699  Dreyfus Tax Exempt Money Market
             Fund...........................  $  3,576,699
                                              ------------
             TOTAL INVESTMENT COMPANIES.....     3,576,699
                                              ------------
             (Cost $3,576,699)
TOTAL INVESTMENTS -- 99.3%..................   126,438,278
      (Cost $119,349,777)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.7%.......................       874,835
                                              ------------

TOTAL NET ASSETS -- 100.0%..................  $127,313,113
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation.................  $7,092,378
       Unrealized depreciation.................      (3,877)
                                                 ----------
       Net unrealized appreciation.............  $7,088,501
                                                 ==========

  * Variable rate security. Rate presented represents rate in effect at June 30, 1998. Maturity date reflects next rate change date.

        AMBAC  AMBAC Indemnity Corp.
        AMT    Alternative Minimum Tax Paper
        ETM    Escrowed to Maturity
        FGIC   Financial Guaranty Insurance Corp.
        FSA    Financial Security Assurance
        GO     General Obligation
        LOC    Letter of Credit
        MBIA   Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                                    MICHIGAN MUNICIPAL BOND FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS -- 99.1%
            MICHIGAN -- 96.6%
$1,785,000  Allegan Sanitary Sewer System,
            (AMT), 5.45%, 11/1/02...........  $  1,838,550
 2,000,000  Battle Creek Downtown
            Development Authority, Tax
            Increment Revenue, 6.90%,
            5/1/04..........................     2,217,500
 1,000,000  Bay City Electric Utility
            Revenue, 5.15%, 1/1/07 (Insured
            by AMBAC).......................     1,045,000
   560,000  Chippewa County Hospital Finance
            Authority, 4.20%, 11/1/98.......       560,616
   290,000  Chippewa County Hospital Finance
            Authority, 4.40%, 11/1/99.......       290,725
   585,000  Chippewa County Hospital Finance
            Authority, 4.40%, 11/1/99.......       586,463
   260,000  Chippewa County Hospital Finance
            Authority, 4.60%, 11/1/00.......       260,975
 1,000,000  Chippewa Valley School District,
            GO, 6.38%, 5/1/05, Prerefunded
            5/1/01 @ 101.5 (Insured by
            FGIC)...........................     1,076,250
   745,000  Chippewa Valley School District,
            Series A, GO, 5.60%, 5/1/99.....       757,300
 1,700,000  Clintondale Community School
            District GO, 4.65%, 5/1/03......     1,731,875
 2,000,000  Dearborn School District, GO,
            6.63%, 5/1/09, Prerefunded
            5/1/00 @ 102 (Insured by
            MBIA)...........................     2,132,500
 1,000,000  Dearborn School District, GO,
            6.38%, 5/1/10, Prerefunded
            5/1/00 @ 102 (Insured by
            MBIA)...........................     1,062,500
   965,000  Dearborn Sewage Disposal System,
            6.90%, 4/1/02 (Insured by
            MBIA)...........................     1,055,469
 2,800,000  Detroit Sewage Disposal, Series
            A, 4.85%, 7/1/01 (Insured by
            FGIC)...........................     2,855,999
   580,000  Detroit, Distributable State
            Aid, GO, 5.60%, 5/1/00 (Insured
            by AMBAC).......................       595,950
 1,000,000  Detroit, GO, 5.00%, 4/1/04,
            (Insured by FGIC)...............     1,032,500
   750,000  Detroit, GO, 6.00%, 4/1/06,
            (Insured by FGIC)...............       825,000
 1,730,000  Dexter Community School
            District, GO, 6.25%, 5/1/07,
            (Insured by FGIC)...............     1,939,763
 2,000,000  East China Township School
            District, GO, 6.00%, 5/1/02,
            Callable 5/1/01 @ 102...........     2,127,500
 1,000,000  Eastern Michigan University, GO,
            5.80%, 6/1/01 (Insured by
            AMBAC)..........................     1,046,250
   445,000  Farmington Hills Economic
            Development Corp. Revenue,
            Botsford Continuing Care, Series
            A, 5.10%, 2/15/04 (Insured by
            MBIA)...........................       460,019

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$  470,000  Farmington Hills Economic
            Development Corp. Revenue,
            Botsford Continuing Care, Series
            A, 5.20%, 2/15/05 (Insured by
            MBIA)...........................  $    488,800
   465,000  Flint Hospital Building
            Authority, Hurley Medical
            Center, 4.00%, 7/1/99...........       463,707
 1,600,000  Flint Hospital Building
            Authority, Hurley Medical
            Center, Series A, 5.00%,
            7/1/03..........................     1,620,000
   305,000  Flint Hospital Building
            Authority, Hurley Medical
            Center, Series B, 4.00%,
            7/1/99..........................       304,152
 1,000,000  Grand Haven Area Public Schools,
            GO, 5.45%, 5/1/04 (Insured by
            MBIA)...........................     1,058,750
 1,000,000  Grand Rapids Sanitary Sewer
            System, Refunding & Improvement,
            Series A, 4.38%, 1/1/06,
            (Insured by FGIC)...............       996,250
 1,250,000  Greater Detroit Resource
            Recovery Authority, Series B,
            5.00%, 12/13/02 (Insured by
            AMBAC)..........................     1,287,500
   435,000  Highland Park School District,
            GO, 3.90%, 5/1/99, (Insured by
            FSA)............................       436,166
   445,000  Highland Park School District,
            GO, 4.00%, 5/1/00, (Insured by
            FSA)............................       445,556
   485,000  Highland Park School District,
            GO, 4.05%, 5/1/01, (Insured by
            FSA)............................       485,000
   460,000  Highland Park School District,
            GO, 4.15%, 5/1/02, (Insured by
            FSA)............................       460,575
 1,000,000  Holland Electric Revenue, 6.40%,
            7/1/02, Prerefunded 7/1/99 @
            100.............................     1,026,880
 1,100,000  Holland Electric Revenue, 6.50%,
            7/1/03, Prerefunded 7/1/99 @
            100.............................     1,130,085
 1,250,000  Huron Valley School District,
            GO, 7.10%, 5/1/08, Prerefunded
            5/1/01 @ 102 (Insured by
            FGIC)...........................     1,375,000
   750,000  Kalamazoo Hospital Finance
            Authority Revenue, Bronson
            Methodist Hospital, 5.50%,
            5/15/08, (Insured by MBIA)......       800,625
 1,810,000  Kalamazoo Hospital Finance
            Authority, Refunding &
            Improvement, Bronson Methodist
            Hospital, 4.95%, 5/15/02
            (Insured by MBIA)...............     1,852,988
 1,000,000  Kalamazoo Hospital Finance
            Authority, Refunding &
            Improvement, Bronson Methodist
            Hospital, 5.25%, 5/15/05
            (Insured by MBIA)...............     1,043,750
 1,295,000  Kenowa Hills Public Schools, GO,
            5.50%, 5/1/05...................     1,382,413

                                   Continued

                                    MICHIGAN MUNICIPAL BOND FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$  500,000  Kent County Airport Facility,
            Kent County International
            Airport, (AMT), 5.25%, 1/1/04...  $    523,125
   515,000  Kent County Airport Facility,
            Kent County International
            Airport, (AMT), 4.20%, 1/1/04,
            (Insured by MBIA)...............       508,563
   505,000  Kent County Airport Facility,
            Kent County International
            Airport, (AMT), 5.30%, 1/1/05...       530,250
   645,000  Kent County Airport Facility,
            Kent County International
            Airport, (AMT), 4.30%, 1/1/05,
            (Insured by MBIA)...............       636,131
 1,150,000  Kent Hospital Finance Authority,
            Butterworth Hospital, 4.90%,
            1/15/05.........................     1,177,313
 1,050,000  Kent Hospital Finance Authority,
            Spectrum Health, Series A,
            4.40%, 1/15/05..................     1,044,078
 2,000,000  Lake Orion Community School
            District, GO, 6.20%, 5/1/04
            (Insured by AMBAC)..............     2,192,500
 2,707,776  Michigan Department of State
            Police Lease, 4.95%, 3/10/02....     2,731,469
 1,265,000  Michigan Higher
            Education--Thomas A. Cooley,
            4.75%, 5/1/07, (LOC: First of
            America)........................     1,268,163
 1,000,000  Michigan Hospital Finance
            Authority, Sisters Of Mercy,
            7.5%, 2/15/18, Prerefunded
            2/15/01
            @ 102...........................     1,103,750
 1,020,000  Michigan Municipal Bond
            Authority, Local Government Loan
            Program, Qualified School,
            6.35%, 5/15/01..................     1,083,750
 1,000,000  Michigan Municipal Bond
            Authority, Pooled Projects,
            Series B, 5.10%, 10/1/04........     1,053,750
 1,000,000  Michigan Municipal Bond
            Authority, State Revolving Fund,
            5.50%, 10/1/99..................     1,021,250
 2,000,000  Michigan Municipal Bond
            Authority, State Revolving Fund,
            5.50%, 10/1/06                       2,170,000
 2,000,000  Michigan Public Power Agency,
            Belle River Project, Series A,
            5.30%, 1/1/00...................     2,040,000
   750,000  Michigan Public Power Agency,
            Belle River Project, Series A,
            5.70%, 1/1/03...................       795,938
 1,000,000  Michigan State Building
            Authority, Series II, 6.10%,
            10/1/01.........................     1,062,500

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$3,000,000  Michigan State Comprehensive
            Transportation, Series B, 5.63%,
            5/15/03.........................  $  3,187,499
 1,000,000  Michigan State Hospital Finance
            Authority Revenue, Sisters of
            Mercy Health Corp. Bond 1993,
            Series F, 4.60%, 8/15/02
            (Insured by MBIA)...............     1,012,500
 1,855,000  Michigan State Hospital Finance
            Authority, Bay Medical Center,
            Series A, 5.38%, 7/1/06 (Insured
            by FSA).........................     1,957,025
   750,000  Michigan State Hospital Finance
            Authority, GO, Detroit Medical
            Center Group A, 5.00%, 8/15/04
            (Insured by AMBAC)..............       773,438
 2,000,000  Michigan State Hospital Finance
            Authority, Mclaren Obligated
            Group, Series A, 5.75%,
            10/15/03........................     2,132,500
 1,500,000  Michigan State Hospital Finance
            Authority, Mercy Health
            Services, Series S, 6.00%,
            8/15/06.........................     1,640,625
 1,060,000  Michigan State Hospital Finance
            Authority, Sisters of Mercy
            Health Corp., Series J, 7.15%,
            2/15/99.........................     1,079,928
 2,800,000  Michigan State Hospital Finance
            Authority, Sisters of Mercy
            Health Corp., Series J, 7.38%,
            2/15/11
            Prerefunded 2/15/01 @ 102.......     3,083,499
 1,150,000  Michigan State Hospital Finance
            Authority, St. John Hospital &
            Medical Center, 4.50%, 5/15/01
            (Insured by AMBAC)..............     1,160,063
 1,000,000  Michigan State Hospital Finance
            Authority, St. John Hospital &
            Medical Center, 5.00%, 5/15/05
            (Insured by AMBAC)..............     1,028,750
 2,680,000  Michigan State Housing
            Development Authority, Rental
            Housing Revenue, Series A,
            (AMT), 5.25%, 10/1/01 (Insured
            by MBIA)........................     2,757,049
   415,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Lutheran Social Services
            Project, 4.40%, 9/1/98 (LOC:
            First of America)...............       415,398
 2,000,000  Michigan State Underground
            Storage, Tank Financial
            Assurance Authority, Series I,
            5.00%, 5/1/00 (Insured by
            AMBAC)..........................     2,035,000
 3,270,000  Michigan State Underground
            Storage, Tank Financial
            Assurance Authority, Series I,
            6.00%, 5/1/06 (Insured by
            AMBAC)..........................     3,601,087

                                   Continued

                                    MICHIGAN MUNICIPAL BOND FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,000,000  Mount Clemens Community School
            District, GO, 6.60%, 5/1/20,
            Prerefunded 5/1/02 @ 102
            (Insured by MBIA)...............  $  1,106,250
 1,495,000  Oakland County Economic
            Development Corp. Revenue,
            Boardwalk Shopping Center,
            Limited Obligation Revenue,
            4.38%*, 7/1/98, Mandatory Put
            (LOC: NBD)......................     1,495,000
   580,000  Oakland County Economic
            Development Corp., Sugartree
            Shopping Center, 4.38%*, 7/1/98,
            Mandatory Put (LOC: NBD)........       580,000
   500,000  Oakland County Economic
            Development Corp., Sugartree
            Shopping Center, 4.38%*, 7/1/98,
            Mandatory Put (LOC: NBD)........       500,000
 1,000,000  Oakland Washtenaw County
            Community College, 6.65%,
            5/1/11, Prerefunded 5/1/02 @
            100.............................     1,105,000
 3,000,000  Okemos Public School District,
            Series I, GO, 6.90%, 5/1/11,
            Prerefunded 5/1/01 @ 102........     3,277,499
 3,200,000  Plymouth--Canton Community
            School District, Series B, GO,
            6.80%, 5/1/17, Prerefunded
            5/1/01 @ 101....................     3,459,999
   735,000  Reeths--Puffer Schools, GO,
            6.75%, 5/1/01 (Insured by
            FGIC)...........................       786,450
   750,000  Reeths--Puffer Schools, GO,
            6.25%, 5/1/02 (Insured by FGIC)        804,375
 2,000,000  Rockford Public Schools, GO,
            7.38%, 5/1/19, Prerefunded
            5/1/00 @ 101....................     2,137,500
 1,500,000  Royal Oak Hospital Finance
            Authority, 5.75%, 11/15/03           1,595,625
 1,530,000  Taylor Tax Increment Finance
            Authority, 4.40%, 5/1/04,
            (Insured by FSA)................     1,537,650
 1,660,000  Taylor Tax Increment Finance
            Authority, 4.50%, 5/1/05,
            (Insured by FSA)................     1,670,375
 2,035,000  Walled Lake Consolidated School
            District, GO, 4.70%, 5/1/01.....     2,070,613
 2,235,000  Walled Lake Consolidated School
            District, GO, 4.80%, 5/1/02.....     2,285,288
 2,000,000  Walled Lake Consolidated School
            District, Series II, GO, 7.10%,
            5/1/05, Prerefunded 5/1/00 @
            102.............................     2,147,500
 1,025,000  Washtenaw Community College, GO,
            4.70%, 4/1/03 (Insured by
            FGIC)...........................     1,046,781

SHARES OR
PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$  550,000  Wayne County Downriver System
            Sewer Disposal, GO, 3.75%,
            5/1/99..........................  $    549,274
   550,000  Wayne County Downriver System
            Sewer Disposal, GO, 3.75%,
            5/1/00..........................       545,875
 1,750,000  Western Michigan University,
            Series A, 6.50%, 7/15/21,
            Prerefunded 7/15/01 @ 102
            (Insured by AMBAC)..............     1,905,313
 1,000,000  Wyandotte Electric Revenue,
            6.20%, 10/1/03 (Insured by
            MBIA)...........................     1,093,750
 1,150,000  Ypsilanti School District,
            4.50%, 5/1/00 (Insured by
            FGIC)...........................     1,160,063
                                              ------------
                                               121,823,972
                                              ------------
            PUERTO RICO -- 2.4%
 3,000,000  Puerto Rico Commonwealth Highway
            & Transportation Authority,
            Highway Revenue, Series X,
            4.90%, 7/1/01...................     3,060,000
                                              ------------
            TOTAL MUNICIPAL BONDS...........   124,883,972
            (Cost $121,759,373)               ------------


INVESTMENT COMPANIES -- 0.9%
1,105,236.. Dreyfus Tax Exempt Money Market
            Fund............................     1,105,236
                                              ------------
            TOTAL INVESTMENT COMPANIES......     1,105,236
            (Cost $1,105,236)                 ------------


TOTAL INVESTMENTS -- 100.0%.................   125,989,208
(Cost $122,864,609)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.0%.......................        60,426
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $126,049,634
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..........    $3,165,737
Unrealized depreciation..........       (41,138)
                                     ----------
Net unrealized appreciation......    $3,124,599
                                     ==========

* Variable rate security. Rate presented represents rate in effect at June 30, 1998. Maturity date reflects next rate change date.

AMBAC   AMBAC Indemnity Corp.
AMT     Alternative Minimum Tax Paper
FGIC    Financial Guaranty Insurance Corp.
FSA     Financial Security Assurance
GO      General Obligation
LOC     Letter of Credit

MBIA    Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                                    MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL              SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION                COST
 ---------             -----------             ---------
BANK NOTES -- 1.9%
$5,000,000   First Union National Bank of
             North Carolina, 5.50%,
             7/8/98.........................  $  5,000,000
 5,000,000   First Union National Bank of
             North Carolina, 5.52%,
             10/30/98.......................     5,000,000
                                              ------------
             TOTAL BANK NOTES...............    10,000,000
             (Amortized Cost $10,000,000)     ------------

BANKERS ACCEPTANCES -- 1.0%
 5,000,000   Corestates Bank N.A., 5.35%,
             7/21/98........................     4,985,139
                                              ------------
             TOTAL BANKERS ACCEPTANCES......     4,985,139
             (Amortized Cost $4,985,139)      ------------

CERTIFICATES OF DEPOSIT -- 6.4%
 5,000,000   Bank Of Nova Scotia, 5.65%,
             3/23/99........................     4,994,367
 3,000,000   Bankers Trust, 6.00%, 7/7/98...     3,000,142
 5,000,000   Bankers Trust, 5.84%,
             4/30/99........................     4,998,411
 5,000,000   Mellon Bank, 5.57%, 7/1/98.....     5,000,000
 5,000,000   Mellon Bank, 5.50%, 9/21/98....     5,000,000
 5,000,000   Mellon Bank, 5.71%, 3/5/99.....     5,000,000
 5,000,000   Mellon Bank, 5.75%, 6/3/99.....     5,000,000
                                              ------------
             TOTAL CERTIFICATES OF
             DEPOSIT........................    32,992,920
             (Amortized Cost $32,992,920)     ------------

COMMERCIAL PAPER -- 31.7%
  4,300,000  Armstrong World Industries,
             5.60%, 7/1/98..................     4,300,000
  5,000,000  Banque National de Paris
             Canada, 5.39%, 7/21/98.........     4,985,028
  5,000,000  Bell South Telecommunications,
             5.50%, 8/21/98.................     4,961,042
  5,000,000  Cargill, Inc., 5.47%, 7/1/98...     5,000,000
  5,000,000  Commonwealth Bank of Australia,
             5.42%, 10/13/98................     4,921,711
 10,400,000  Daimler Benz, 6.15%, 7/1/98....    10,399,999
  5,000,000  Daimler Benz, 5.53%, 8/21/98...     4,960,829
  5,000,000  Deutsche Bank Financial, 5.52%,
             8/14/98........................     4,966,267
  5,000,000  Dresdner US Finance, 5.51%,
             8/4/98.........................     4,973,981
  5,000,000  Du Pont De Nemours & Co.,
             5.36%, 8/14/98.................     4,967,244
 10,000,000  Ford Motor Credit Corp., 6.0%,
             7/1/98.........................     9,999,999
 10,000,000  Ford Motor Credit Corp., 6.0%,
             7/2/98.........................     9,998,333
  5,000,000  General Electric Capital Corp.,
             5.38%, 8/7/98..................     4,972,353
  5,000,000  General Electric Capital Corp.,
             5.36%, 8/17/98.................     4,965,011
  5,000,000  General Electric Capital Corp.,
             5.43%, 8/27/98.................     4,957,013
  5,000,000  GMAC, 5.43%, 8/27/98...........     4,957,013
  5,000,000  GTE Corp., 5.56%, 7/2/98.......     4,999,228
  5,000,000  GTE Corp., 5.53%, 7/10/98......     4,993,088
  5,000,000  GTE Funding, 5.56%, 7/22/98....     4,983,783
  5,000,000  Household Finance, 5.51%,
             8/6/98.........................     4,972,450
 10,000,000  JP Morgan & Co, 5.52%,
             7/6/98.........................     9,992,333

 PRINCIPAL              SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION                COST
 ---------             -----------             ---------
COMMERCIAL PAPER (CONTINUED)
 $6,875,000  Morgan Guaranty, 5.50%,
             10/19/98.......................  $  6,759,462
  6,500,000  Novartis Finance Corp., 5.50%,
             7/8/98.........................     6,493,049
  8,300,000  Novartis Finance Corp., 5.50%,
             8/4/98.........................     8,256,855
  5,000,000  Southern New England
             Telecommunication, 5.55%,
             7/20/98........................     4,985,354
  5,000,000  Toyota Motor Credit Corp.,
             5.50%, 7/29/98.................     4,978,611
  8,000,000  UBS Finance, Inc., 5.58%,
             7/6/98.........................     7,993,800
                                              ------------
             TOTAL COMMERCIAL PAPER.........   163,693,836
             (Amortized Cost $163,693,836)    ------------
DEMAND NOTES -- 21.9%
  6,000,000  American Healthcare Funding
             L.L.C., 5.70%*, 7/1/98 (LOC:
             LaSalle National Bank).........     6,000,000
  4,000,000  American Mfg. Co., Inc., Series
             1997, 5.70%*, 7/2/98 (LOC:
             Mellon Bank)...................     4,000,000
  7,500,000  Arboretum Properties, L.L.C.,
             5.67%*, 7/1/98 (LOC: Michigan
             National Bank).................     7,500,000
  2,400,000  Buckeye Corrugated, Inc.,
             5.67%*, 7/1/98 (LOC:
             Keybank).......................     2,400,000
  4,400,000  City of Cloquet, Minnesota
             Taxable Industrial Bond, Series
             1996B, 5.80%*, 4/1/26 (LOC:
             Credit Suisse).................     4,400,000
  5,915,000  FC Bellevue, Inc., 5.69%*,
             7/2/98 (LOC: National City Bank
             Cleveland, Ohio)...............     5,915,000
  4,830,000  First Metro Title Co., 5.68%*,
             7/2/98 (LOC: Michigan National
             Bank)..........................     4,830,000
  4,565,000  Harry W. Albright, Jr., 5.70%*,
             7/2/98.........................     4,565,000
  3,500,000  HWP Co., Ltd. Project, 5.69%*,
             7/2/98 (LOC: National City Bank
             Cleveland, Ohio)...............     3,500,000
  7,500,000  Katz Capital Corp., 5.69%*,
             7/2/98 (LOC: Citizens Bank)....     7,500,000
  4,730,000  Labelle Capital Funding L.L.C.,
             5.70%*, 7/2/98 (LOC: First of
             America Bank -- Michigan)......     4,730,000
  1,575,000  Laird's Auto Glass & Trim,
             Inc., 5.75%*, 7/2/98 (LOC:
             Michigan National Bank)........     1,575,000
  4,000,000  Macroe Properties, Inc.,
             5.70%*, 7/2/98 (LOC: Huntington
             Bank)..........................     4,000,000
  5,000,000  Mississippi Business Finance
             Corp., 5.70%*, 1/1/23 (LOC:
             First National Bank of
             Chicago).......................     5,000,000
  8,545,000  Ordeal Properties L.L.C.,
             5.67%*, 7/1/98 (LOC:
             Keybank).......................     8,545,000

                                   Continued

                                    MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL              SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION                COST
 ---------             -----------             ---------
DEMAND NOTES (CONTINUED)
 $2,500,000  Patt's Enterprises L.L.C.,
             5.70%*, 7/2/98 (LOC: Huntington
             National Bank).................  $  2,500,000
  5,000,000  PRA at Glenwood Hills
             Corporate, Centre Limited
             Liability Co., 5.66%*,.........     5,000,000
             7/2/98 (LOC: First of America
             Bank -- Michigan)
  8,350,000  PRD Finance L.L.C., 5.66%*,
             7/2/98 (LOC: First of America
             Bank Michigan) --..............     8,350,000
  3,000,000  Royal Town Center L.L.C.
             Project, 5.67%*, 7/2/98 (LOC:
             Comerica Bank).................     3,000,000
  2,655,000  Rumpf Development Ltd., 5.67%*,
             7/1/98 (LOC: Keybank)..........     2,655,000
  5,000,000  Sheperd Capital L.L.C., 5.70%*,
             7/2/98 (LOC: Comerica Bank)....     5,000,000
  2,000,000  South Bend MAC, L.P., 5.70%*,
             7/1/98 (LOC: LaSalle National
             Bank)..........................     2,000,000
1,075,000..  The Economic Development Corp.
             of the County of Marquette,
             Pioneer                             1,075,000
             Laboratories, Inc. Project,
             5.55%*, 7/2/98 (LOC: NBD Bank)
  3,250,000  White Mountain Imaging, 5.67%*,
             7/1/98 (LOC: Keybank)..........     3,250,000
  5,645,000  Zeigler Realty, L.L.C., 5.70%*,
             7/2/98 (LOC: First of America
             Bank -- Michigan)..............     5,645,000
                                              ------------
             TOTAL DEMAND NOTES.............   112,935,000
             (Amortized Cost $112,935,000)    ------------

EURO CERTIFICATES OF DEPOSIT -- 1.0%
  5,000,000  ABN Amro, 5.55%, 7/31/98.......     5,000,000
                                              ------------
             TOTAL EURO CERTIFICATES OF
             DEPOSIT........................     5,000,000
             (Amortized Cost $5,000,000)      ------------

FUNDING AGREEMENTS -- 3.9%
  5,000,000  Allstate Financial Corp.,
             5.84%*, 7/1/98 (b).............     5,000,000
  5,000,000  Allstate Financial Corp.,
             5.84%*, 7/1/98 (b).............     5,000,000
 10,000,000  General American Life Insurance
             Co., 5.89%*, 7/1/98 (b)........    10,000,000
                                              ------------
             TOTAL FUNDING AGREEMENTS.......    20,000,000
             (Amortized Cost $20,000,000)     ------------
YANKEE CERTIFICATES OF DEPOSIT -- 20.5%
5,000,000..  ABN Amro Bank, 5.82%, 7/17/98       4,999,974
5,000,000..  Bank Of New York, 5.50%,
             2/17/99                             4,990,622
5,000,000..  Bankers Trust Co., 5.90%,
             8/10/98                             4,999,738
5,000,000..  Banque National De Paris,
             5.63%, 12/28/98                     5,000,000

 SHARES OR
 PRINCIPAL              SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION                COST
 ---------             -----------             ---------
YANKEE CERTIFICATES OF DEPOSIT (CONTINUED)
$3,000,000.. Barclays Bank PLC, 5.85%,
             8/11/98                          $  3,000,578
5,000,000..  Barclays Bank PLC, 5.65%,
             3/2/99                              4,998,238
5,000,000..  Canadian Imperial Bank of
             Commerce, 5.46%, 7/13/98            5,000,049
5,000,000..  Canadian Imperial Bank of
             Commerce, 5.86%, 8/11/98            5,001,074
5,000,000..  Canadian Imperial Bank of
             Commerce, 5.55%, 2/10/99            4,995,137
5,000,000..  Commerzbank Ag, 5.65%, 2/26/99      4,996,097
4,000,000..  Commerze Bank, 5.67%, 3/5/99,
             5.67%, 3/5/99                       3,997,755
5,000,000..  Credit Agricole Indosuez,
             5.705%, 1/7/99                      4,996,410
5,000,000..  Credit Agricole Indosuez,
             5.66%, 3/4/99                       4,998,708
5,000,000..  Deutche Bank, 5.58%, 7/9/98         5,000,065
4,000,000..  Deutche Bank, 5.86%, 10/14/98       4,002,530
5,000,000..  National Westminster, 5.54%,
             7/29/98                             5,000,098
5,000,000..  Rabobank, 5.69%, 4/16/98            4,998,103
5,000,000..  Societe Generale, 5.53%, 8/5/98     5,000,047
5,000,000..  Societe Generale, 5.89%,
             10/14/98                            5,003,515
5,000,000..  Societe Generale, 5.70%,
             3/23/99                             4,998,261
5,000,000..  Societe Generale, 5.77%,
             4/19/99                             4,998,517
5,000,000..  Swiss Bank, 5.74%, 6/11/99          4,999,547
                                              ------------
             TOTAL YANKEE CERTIFICATES OF
             DEPOSIT........................   105,975,063
             (Amortized Cost $105,975,063)    ------------

REPURCHASE AGREEMENTS -- 8.1%
 42,000,000  Donaldson, Lufkin & Jenrette
             5.50%, dated 6/30/98, due
             7/1/98 with a maturity value of
             4,000,611 (collateralized by
             $10,925,000 FNMA, Discount
             Note, 7/10/98, market value
             $10,898,977 and by $32,030,000
             FNMA, Discount Note, 7/15/98,
             market value $31,958,157)......    42,000,000
                                              ------------
             TOTAL REPURCHASE AGREEMENTS....    42,000,000
             (Amortized Cost $42,000,000)     ------------

INVESTMENT COMPANIES -- 3.1%
 16,147,208  Dreyfus Cash Management Money
             Market Fund....................    16,147,208
                                              ------------
             TOTAL INVESTMENT COMPANIES.....    16,147,208
                                              ------------
             (Amortized Cost $16,147,208)

TOTAL INVESTMENTS -- 99.6%...............    $513,729,166
(Amortized Cost $513,729,166)(a)
OTHER ASSETS IN EXCESS OF LIABILITIES
  0.4%                                          1,992,017
                                             ------------
TOTAL NET ASSETS -- 100.0%                   $515,721,183
                                             ============

---------------
(a) Cost for federal income tax and financial reporting purposes is the same.

(b) Illiquid security.

* Variable rate security. Rate presented represents rate in effect at June 30, 1998. Maturity date reflects next rate change date.
LOC Letter of Credit

                       See Notes to Financial Statements.

                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS -- 83.8%
            MICHIGAN -- 78.2%
$  440,000  Calhoun County, GO, 3.95%,
            7/1/98, (Insured by AMBAC)......  $    440,000
   950,000  Clinton Township Economic
            Development Corp., Pointe
            Village Square, (AMT), 3.80%*,
            8/1/98, (LOC: First of
            America)........................       950,000
 1,000,000  Detroit Water Revenue, 7.78%,
            7/1/98, Prerefunded 7/1/98 @
            102, (Insured by MBIA)..........     1,000,000
   700,000  Dexter Michigan Community
            Schools, QSBLF, 3.80%, 5/1/99,
            (Insured by FGIC)...............       700,000
   390,000  Farmington Hills Michigan
            Education, Marketing Displays,
            (AMT), 3.80%*, 9/1/98 (LOC:
            Comerica Bank)..................       390,000
 9,000,000  Garden City Michigan Hospital,
            3.75%*, 7/7/98, (LOC: First of
            America)........................     9,000,000
 1,900,000  Genesee County Economic
            Development Corp., Grand Blanc
            Convalescent Center, 3.75%*,
            11/1/98 (LOC: Citizens Banking
            Corp.)..........................     1,900,000
 1,700,000  Genesee County Michigan, Atlas
            Technology, (AMT), 3.65%*,
            7/7/98, (LOC: NBD Bank).........     1,700,000
 3,000,000  Grand Ledge Michigan Public
            School District, 4.00%,
            11/24/98........................     3,003,138
 2,060,000  Leelanau County Economic
            Development Corp., American
            Mutual Insurance Co., 3.85%*,
            12/15/98, (LOC: First of
            America)........................     2,060,000
 4,500,000  Lenawee County Economic
            Development Corp., Rima Mfg. Co
            Project, (AMT), 3.80%*, 7/7/98
            (LOC: Keybank)..................     4,500,000
   445,000  Livonia County Economic
            Development Corp., American
            Community Mutual Insurance Co.,
            3.80%*, 11/15/98 (LOC: First of
            America)........................       445,000
 1,200,000  Marquette County Economic
            Development Corp., Pioneer Labs,
            Inc., (AMT), 4.00%*,7/7/98,
            (LOC: NBD Bank).................     1,200,000
 1,800,000  Meridian, Hannah Technology,
            3.70%*, 7/30/98 (LOC: Comerica
            Bank)...........................     1,800,000
 1,650,000  Michigan Housing Development
            Authority, Laurel Valley,
            3.55%*, 7/7/98 (LOC:
            Wachovia).......................     1,650,000
 7,165,000  Michigan Municipal Bond
            Authority, 4.25%, 7/31/98.......     7,169,634

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,670,000  Michigan Municipal Bond
            Authority, Revenue Note, Series
            1997C, 4.50%, 9/18/98...........  $  1,672,087
 1,000,000  Michigan Municipal Bond
            Authority, Local Government Loan
            Program, Series B, 6.90%, 5/1/99
            (Insured by FGIC)...............     1,026,023
 7,300,000  Michigan Municipal Bond
            Authority, Series 1997 B,
            4.50%,..........................     7,300,124
 7,000,000  Michigan State, 4.50%,
            9/30/98.........................     7,012,462
 2,045,000  Michigan State Building
            Authority, 4.50%, 10/15/98......     2,048,911
 1,000,000  Michigan State Building
            Authority, 1997 Revenue, Series
            I, 4.50%, 10/1/98...............     1,001,465
 1,000,000  Michigan State Comprehensive
            Transportation, 5.10%,
            5/15/99.........................     1,011,361
 2,100,000  Michigan State Comprehensive
            Transportation, Series 1998-I,
            6.70%, 7/31/98..................     2,109,812
   595,000  Michigan State Hospital Finance
            Authority Revenue, Mercy Health
            Services, 5.00%, 8/15/98........       595,748
 2,600,000  Michigan State Hospital Finance
            Authority, St. Mary's Hospital
            of Livonia, Series A, 3.50%*,
            7/7/98, (LOC: Comerica Bank)....     2,600,000
 1,500,000  Michigan State Housing
            Development Authority, Limited
            Obligation Revenue, Pine Ridge,
            3.55%*, 7/7/98, (LOC:
            Wachovia).......................     1,500,000
 3,300,000  Michigan State Job Development
            Authority, BASF Wyandotte,
            3.45%*, 7/7/98 (LOC: Credit
            Suisse).........................     3,300,000
 3,000,000  Michigan State Strategic Fund,
            Van Andel Research Project,
            3.60%*, 7/7/98 (LOC: National
            Australia Bank).................     3,000,000
 2,700,000  Michigan State Strategic Fund,
            AACOA Extrusions, Inc., (AMT),
            3.65%*, 7/7/98, (LOC: NBD
            Bank)...........................     2,700,000
 2,510,000  Michigan State Strategic Fund,
            Atmosphere Annealing, (AMT),
            3.75%*, 7/7/98 (LOC: First of
            America)........................     2,510,000
 1,160,000  Michigan State Strategic Fund,
            B.K. Hardwoods, (AMT), 3.70%*,
            7/7/98, (LOC: Huntington Bank)..     1,160,000
 4,345,000  Michigan State Strategic Fund,
            Banks Hardwoods, Inc., (AMT),
            3.70%*, 7/7/98 (LOC: Bank One)..     4,345,000
 2,000,000  Michigan State Strategic Fund,
            Besser International Sales Co
            Project, (AMT), 3.65%*, 7/7/98
            (LOC: NBD Bank).................     2,000,000

                                   Continued

                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$3,000,000  Michigan State Strategic Fund,
            Bloomfield Valley Properties,
            3.70%*, 10/1/98, (LOC: Charter
            One)............................  $  3,000,000
   200,000  Michigan State Strategic Fund,
            Bloomfield Valley Properties,
            3.70%*, 10/1/98, (LOC: Charter
            One)............................       200,000
 1,500,000  Michigan State Strategic Fund,
            C-1, (AMT), 4.00%*, 7/7/98,
            (LOC: Comerica Bank)............     1,500,000
 1,000,000  Michigan State Strategic Fund,
            C-Tec Inc. Project, (AMT),
            3.65%*, 7/7/98 (LOC: Suntrust
            Bank)...........................     1,000,000
 2,600,000  Michigan State Strategic Fund,
            CEC Products Co. Inc. Project,
            (AMT), 3.75%*, 7/7/98 (LOC:
            Comerica Bank)..................     2,600,000
 4,000,000  Michigan State Strategic Fund,
            Creative Foam Corp. Project,
            (AMT), 3.65%*, 7/7/98 (LOC: NBD
            Bank)...........................     4,000,000
 5,000,000  Michigan State Strategic Fund,
            Dawnbreakers LLC, (AMT), 3.75%*,
            7/7/98 (LOC: National City
            Bank)...........................     5,000,000
 2,500,000  Michigan State Strategic Fund,
            Delta Containers, Inc. Project,
            (AMT), 3.65%*, 7/7/98 (LOC: NBD
            Bank)...........................     2,500,000
 4,000,000  Michigan State Strategic Fund,
            Detroit Edison, 4.10%*, 7/1/98
            (LOC Barclays)..................     4,000,000
 2,500,000  Michigan State Strategic Fund,
            Donnelly Corp., Series B, (AMT),
            3.90%*, 10/1/98 (LOC: Dresdner
            Bank)...........................     2,500,000
 5,000,000  Michigan State Strategic Fund,
            Dow Chemical Co. Project, (AMT),
            4.10%*, 7/1/98..................     5,000,000
 1,275,000  Michigan State Strategic Fund,
            Enviromental Powder Co., (AMT),
            3.70%*, 7/7/98 (LOC: Michigan
            National Bank)..................     1,275,000
 1,000,000  Michigan State Strategic Fund,
            Equad Project, (AMT), 3.75%*,
            7/7/98, (LOC: National City
            Bank)...........................     1,000,000
 2,000,000  Michigan State Strategic Fund,
            Genesee Packaging Inc. Project,
            (AMT), 3.70%*, 7/7/98 (LOC:
            Citizens Banking Corp.).........     2,000,000
 1,500,000  Michigan State Strategic Fund,
            Gollin Block & Supply Co.,
            (AMT), 4.00%*, 7/7/98 (LOC:
            Northern Trust).................     1,500,000

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,510,000  Michigan State Strategic Fund,
            Hamilton Industrial Products
            Inc. Project, (AMT), 3.75%*,
            7/7/98 (LOC: National Australia
            Bank)...........................  $  1,510,000
 2,000,000  Michigan State Strategic Fund,
            I.V.C. Industrial Coatings,
            Inc., (AMT), 3.70%*, 7/7/98
            (LOC: Bank One).................     2,000,000
 1,700,000  Michigan State Strategic Fund,
            Industrial Development, Kinder
            Care, 3.70%*, 7/7/98 (LOC: Chase
            Manhattan Bank).................     1,700,000
   190,000  Michigan State Strategic Fund,
            Kazoo, Inc. Project, (AMT),
            3.80%*, 9/15/98 (LOC: First of
            America)........................       190,000
 3,005,000  Michigan State Strategic Fund,
            Kerkstra Precast Project (AMT),
            3.70%*, 7/7/98 (LOC: Huntington
            Bank)...........................     3,005,000
 1,500,000  Michigan State Strategic Fund,
            Kerkstra, (AMT), 3.70%*, 7/7/98
            (LOC: Huntington Bank)..........     1,500,000
   630,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Tawas Bay Associates Project
            (AMT), 3.80%*, 12/1/98 (LOC:
            First of America)...............       630,000
 1,350,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, John
            A. Biewer Co. Inc. Project,
            (AMT), 3.75%*, 9/1/98, (LOC:
            National Australia Bank)........     1,350,000
 1,000,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Autocam Corp., (AMT), 3.70%*,
            7/7/98 (LOC: Comerica Bank).....     1,000,000
 2,500,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Cincinnati Millacron, (AMT)
            3.75%*, 7/7/98 (LOC: PNC
            Bank)...........................     2,500,000
 1,000,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Dickinson Press, Inc. Project,
            (AMT) 3.70%*, 7/7/98 (LOC:
            Huntington Bank)................     1,000,000
 2,500,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Donnelly Corp., (AMT) 3.65%*,
            7/7/98 (LOC: Dresdner Bank).....     2,500,000
 2,000,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Eclipse Mold (AMT), 3.65%*,
            7/7/98 (LOC: NBD Bank)..........     2,000,000

                                   Continued

                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$4,800,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, H.P.
            Pelzer, Inc. Project, (AMT)
            3.65%*, 7/7/98 (LOC: NBD
            Bank)...........................  $  4,800,000
 4,800,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, JB
            Labs, Inc., (AMT) 3.70%*, 7/7/98
            (LOC: Huntington Bank)..........     4,800,000
   940,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Kay
            Screen Printing, (AMT) 3.90%*,
            7/7/98 (LOC: Comerica Bank).....       940,000
   185,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Kay
            Screening (AMT), 3.90%*, 7/7/98
            (LOC: Comerica Bank)............       185,000
 1,400,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Knight Industries, (AMT),
            3.65%*, 7/7/98, (LOC: NBD
            Bank)...........................     1,400,000
 3,025,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Midbrook Products, Inc. Project,
            (AMT) 3.70%*, 7/7/98 (LOC:
            Comerica Bank)..................     3,025,000
   715,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Patten Monument, (AMT) 3.70%*,
            7/7/98 (LOC: Huntington Bank)...       715,000
 1,600,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Pilot Industries, (AMT) 3.80%*,
            7/7/98 (LOC: NBD Bank)..........     1,600,000
   915,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Stephenson Land, (AMT) 3.70%*,
            7/7/98 (LOC: Comerica Bank).....       915,000
   475,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Tom
            Miller, Inc., (AMT) 3.65%*,
            7/7/98 (LOC: First Union).......       475,000
 4,295,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            United Fixtures, (AMT) 3.70%*,
            7/7/98 (LOC: Bankers Trust).....     4,295,000
 1,785,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Wayne, Disposal Oakland Project,
            (AMT), 3.70%*, 7/7/98 (LOC:
            Comerica Bank)..................     1,785,000
   905,000  Michigan State Strategic Fund,
            Molmec, Inc. (AMT), 3.75%*,
            7/7/98, (LOC: Comerica Bank)....       905,000
 1,000,000  Michigan State Strategic Fund,
            Northern Pure Ice Co. Project,
            (AMT), 4.00%*, 7/7/98 (LOC:
            National Australia Bank)........     1,000,000

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,000,000  Michigan State Strategic Fund,
            NSF International Project,
            Series 1997B, 4.00%*, 7/7/98,
            (LOC: National City)............  $  1,000,000
 1,685,000  Michigan State Strategic Fund,
            Omni Technical Services, Inc.,
            (AMT) 3.75%*, 7/7/98 (LOC:
            National City)..................     1,685,000
   945,000  Michigan State Strategic Fund,
            Plascore, Inc., (AMT), 3.70%*,
            7/7/98, (LOC: Huntington Bank)..       945,000
 3,100,000  Michigan State Strategic Fund,
            Rochester Gear Project, (AMT),
            3.65%*, 7/7/98, (LOC: Comerica
            Bank)...........................     3,100,000
11,900,000  Michigan State Strategic Fund,
            Solid Waste Disposal, Grayling
            Generating Project, (AMT)
            3.60%*, 7/7/98 (LOC: Barclays
            Bank)...........................    11,900,001
 2,200,000  Michigan State Strategic Fund,
            Sunrise Windows Ltd. Project,
            (AMT), 3.80%*, 7/7/98 (LOC:
            Keybank)........................     2,200,000
   800,000  Michigan State Strategic Fund,
            Ultimate Laser Inc. Project,
            (AMT), 3.65%*, 7/7/98, (LOC: NBD
            Bank)...........................       800,000
 1,900,000  Michigan State Strategic Fund,
            Uni Mist, Inc. Project, (AMT),
            3.65%*, 7/7/98, (LOC: NBD
            Bank)...........................     1,900,000
 2,800,000  Michigan State Strategic Fund,
            United Waste System (AMT),
            3.70%*, 7/7/98, (LOC: Bank of
            America)........................     2,800,000
 1,075,000  Michigan State Strategic Fund,
            Wright -- Technology, Inc.,
            Series 1997, (AMT), 3.75%*,
            7/7/98 (LOC: National City).....     1,075,000
 2,000,000  Michigan State Strategic Fund,
            Xibitz Inc. Project, (AMT),
            3.65%*, 7/7/98 (LOC: NBD
            Bank)...........................     2,000,000
10,000,000  Midland County Economic
            Development Corp., Limited
            Obligation Revenue, Dow Chemical
            Project, Series A, (AMT), Series
            A, 4.30%*, 7/1/98...............    10,000,000
 3,000,000  Oakland County Economic
            Development Corp., Cranbrook
            Community, 3.55%*, 7/7/98 (LOC:
            Comerica Bank)..................     3,000,000
   675,000  Oakland County Economic
            Development Corp., Orchard Maple
            Project, 3.75%*, 11/15/98 (LOC:
            National City Bank).............       675,000

                                   Continued

                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$  310,000  Rochester Hills Economic
            Development Corp., BRG Assoc.,
            4.00%*, 12/1/98 (LOC: Comerica
            Bank)...........................  $    310,000
   825,000  Saginaw Township School
            Refunding, QSBLF, 3.90%,
            12/1/98.........................       825,000
 1,200,000  Scio Township Economic
            Development Corp., Daycroft
            School Project, 3.85%*, 7/7/98,
            (LOC: National Australia
            Bank)...........................     1,200,000
 1,170,000  St. Clair Shores, Michigan
            Education, Borman's, Inc.
            Project, (AMT), 3.85%*, 10/15/98
            (LOC: Michigan National Bank)...     1,170,000
   760,000  University Of Michigan Hospital
            Revenue, 4.00%, 12/1/98.........       760,611
 5,000,000  University Of Michigan Hospital
            Revenue, 3.80%*, 7/1/98.........     5,000,000
 1,205,000  Warren Economic Development
            Corp. (Cross Country Inn),
            (AMT), 3.75%*, 11/1/98 (LOC:
            Huntington Bank)................     1,205,000
 1,740,000  Warren Economic Development
            Corp., CMX Corp. Project, (AMT),
            3.80%*, 9/15/98 (LOC: First of
            America)........................     1,740,000
   550,000  Warren Economic Development
            Corp., Limited Obligation
            Revenue, Elias Brothers, (AMT),
            3.95%*, 12/1/98, (LOC: Comerica
            Bank)...........................       550,000
 4,510,000  Wayne County Airport, Detroit
            Airport, Series A, (AMT),
            3.60%*, 7/7/98 (LOC: Baerische
            Landesbank).....................     4,510,000
 2,000,000  Whitmore Lake Michigan Public
            Schools, 4.50%, 6/30/99.........     2,009,560
                                              ------------
                                               231,960,937
                                              ------------
            PUERTO RICO -- 5.6%
 4,500,000  Commonwealth of Puerto Rico, Tax
            & Revenue Anticipation Notes,
            Series A, 4.50%, 7/30/98........     4,502,902
 2,750,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            Reynolds Metals, 3.80%*, 9/1/98
            (LOC: ABN/Amro).................     2,750,000
 3,000,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            Abbott Labs Project, 3.55%*,
            3/1/99..........................     3,000,000
   500,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            Reynolds Metals, 3.80%*, 9/1/98
            (LOC: ABN/Amro).................       500,082

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,695,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            Abbott Labs Project, 3.55%*,
            3/1/99..........................  $  1,695,000
 4,200,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            Merck, 4.00%*, 12/1/98..........     4,200,000
                                              ------------
                                                16,647,984
                                              ------------
            TOTAL MUNICIPAL BONDS...........   248,608,921
                                              ------------
            (Amortized Cost $248,608,921)
TAX FREE COMMERCIAL PAPER -- 15.1%
            MICHIGAN -- 15.1%
 1,100,000  Cornell Township Economic
            Development Corp., Industrial
            Development Revenue, Mead
            Escanaba Paper Co., 3.75%*,
            7/9/98 (LOC: Credit Suisse).....     1,100,000
 2,900,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series A,
            3.60%*, 7/15/98 (LOC: Morgan
            Guaranty).......................     2,900,000
 3,000,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series A,
            3.75%*, 7/16/98 (LOC: Morgan
            Guaranty).......................     3,000,000
 3,000,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., 3.55%*,
            7/16/98, (LOC: Union Bank of
            Switzerland)....................     3,000,000
 3,840,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., 3.15%*,
            8/11/98, (LOC: Union Bank of
            Switzerland)....................    3,8400,000
   450,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., 3.60%*,
            8/11/98, (LOC: Union Bank of
            Switzerland)....................       450,000

                                   Continued

                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
TAX FREE COMMERCIAL PAPER (CONTINUED)
            MICHIGAN (CONTINUED)
 9,525,000  Michigan State Building
            Authority, 3.70%, 10/1/98,
            (LOC:...........................  $  9,525,000
 8,050,000  Michigan State Housing
            Development Authority,
            Multifamily, Series A, 3.75%*,
            8/20/98, (LOC: Helaba)..........     8,050,000
12,780,000  Michigan State Underground Tank
            Storage, 3.70%, 8/10/98, (LOC:
            CIBC)...........................    12,780,000
                                              ------------
                                                44,645,000
                                              ------------
            TOTAL TAX FREE COMMERCIAL
            PAPER...........................    44,645,000
                                              ------------
            (Amortized Cost $44,645,000)

SHARES OR
PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
INVESTMENT COMPANIES -- 1.4%
 3,315,062  Dreyfus Tax Exempt Money Market
            Fund............................  $  3,315,062
   791,540  Federated Tax Exempt Money
            Market..........................       791,540
                                              ------------
            TOTAL INVESTMENT COMPANIES......     4,106,602
                                              ------------
            (Amortized Cost $4,106,602)

TOTAL INVESTMENTS--100.3%...................   297,360,523
           (Amortized Cost $297,360,523) (a)
LIABILITIES IN EXCESS OF OTHER ASSETS
 -- (0.3)%..................................    (1,001,160)
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $296,359,363
                                              ============

---------------
(a) Cost for federal income tax and financial reporting purposes is the same.

* Variable rate security. Rate presented represents rate in effect at June 30, 1998. Maturity date reflects next rate change date.

AMBAC   AMBAC Indemnity Corp.

AMT     Alternative Minimum Tax Paper

FGIC    Financial Guaranty Insurance Corp.

LOC     Letter of Credit

MBIA    Municipal Bond Insurance Association

QSBLF   Qualified School Board Lending Fund

STP     Short Term Put


                       See Notes to Financial Statements.

                                    GOVERNMENT MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS
                                    JUNE 30, 1998
The Kent Funds                      (UNAUDITED)

PRINCIPAL               SECURITY                AMORTIZED
  AMOUNT               DESCRIPTION                COST
---------              -----------              ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 80.3%
            FEDERAL FARM CREDIT BANK -- 7.5%
$3,550,000  5.45%, 12/14/98..................  $ 3,546,281
 4,000,000  5.25%, 3/5/99....................    3,855,917
                                               -----------
                                                 7,402,198
                                               -----------
            FEDERAL HOME LOAN BANK -- 22.8%
 5,000,000  5.55%, 7/1/98....................    4,999,999
 3,000,000  5.29%, 7/29/98...................    2,987,657
 4,000,000  5.44%*, 7/30/98..................    4,000,000
 2,654,000  5.32%, 9/9/98....................    2,626,546
 3,000,000  5.25%, 2/26/99...................    2,895,000
 5,000,000  5.50%, 3/26/99...................    4,997,182
                                               -----------
                                                22,506,384
                                               -----------
            FEDERAL HOME LOAN MORTGAGE CORP. -- 25.4%
 4,000,000  5.40%, 7/2/98....................    3,999,400
 2,167,000  5.40%, 7/10/98...................    2,164,075
 3,000,000  5.42%, 7/17/98...................    2,992,773
 1,670,000  5.45%, 7/20/98...................    1,665,196
 4,000,000  5.69%, 8/21/98...................    3,999,458
 2,311,000  5.34%, 8/21/98...................    2,293,517
 3,000,000  5.43%, 9/2/98....................    2,971,493
 5,000,000  5.33%, 9/18/98...................    4,941,573
                                               -----------
                                                25,027,485
                                               -----------
            FEDERAL NATIONAL MORTGAGE ASSOC. -- 24.6%
 3,000,000  5.33%, 7/7/98....................    2,997,335
 3,000,000  5.26%, 7/14/98...................    2,994,302
 1,062,000  5.34%, 7/30/98...................    1,057,432
 5,000,000  5.44%, 8/28/98...................    4,956,178
 3,352,000  5.425%, 9/4/98...................    3,319,167
 4,000,000  5.61%*, 11/3/98..................    4,000,000
 5,000,000  5.50%*, 2/4/99...................    4,999,999
                                               -----------
                                                24,324,413
                                               -----------
            TOTAL U.S. GOVERNMENT AGENCY
            OBLIGATIONS......................   79,260,480
                                               -----------
            (Amortized Cost $79,260,480)

 SHARES OR
 PRINCIPAL              SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION                COST
 ---------             -----------             ---------
REPURCHASE AGREEMENTS -- 12.1%
$ 4,000,000  Donaldson, Lufkin & Jenrette
             5.50%, dated 6/30/98, due
             7/1/98 with a maturity value of
             4,000,611 (collateralized by
             $4,020,000 FNMA, MTN, 6.59%,
             3/27/08, market value
             $4,083,808)....................  $  4,000,000
  4,000,000  HSBC 5.50%, dated 6/30/98, due
             7/1/98 with a maturity value of
             $4,000,611, (collateralized by
             $2,940,000 U.S. Treasury Notes,
             8.875%, 8/15/17 market value
             $4,186,782)....................     4,000,000
  4,000,000  Merrill Lynch 5.65%, dated
             6/30/98, due 7/1/98 with a
             maturity value of $4,000,628
             (collateralized by $4,010,000
             FNMA MTN, 6.58%, 12/17/07
             market value $4,083,205).......     4,000,000
                                              ------------
             TOTAL REPURCHASE AGREEMENTS....    12,000,000
                                              ------------
             (Amortized Cost $12,000,000)
INVESTMENT COMPANIES -- 7.7%
  4,090,082  Dreyfus Cash Management Money
             Market Fund....................     4,090,082
  3,522,978  Federated Government
             Obligations Money Market Fund..     3,522,978
                                              ------------
             TOTAL INVESTMENT COMPANIES.....     7,613,060
                                              ------------
             (Amortized Cost $7,613,060)
TOTAL INVESTMENTS  -- 100.1%................    98,873,540
(Amortized Cost $98,873,540)(a)
LIABILITIES IN EXCESS OF OTHER
ASSETS -- 0.1%..............................       (80,780)
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $ 98,792,760
                                              ============

---------------

(a) Cost for federal income tax and financial reporting purposes is the same.
* Variable rate security. Rate presented represents rate in effect at June 30, 1998. Maturity date reflects next rate change date.

                       See Notes to Financial Statements.

                                    STATEMENTS OF ASSETS AND LIABILITIES
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                              GROWTH AND    SMALL COMPANY   INTERNATIONAL      INDEX
                                                             INCOME FUND     GROWTH FUND     GROWTH FUND    EQUITY FUND
                                                             ------------   -------------   -------------   ------------
ASSETS:
  Investments:
    Investments at cost....................................  $594,708,496   $642,478,988    $453,714,204    $455,042,297
    Net unrealized appreciation (depreciation).............   204,801,433    167,754,523      95,161,014     286,343,012
                                                             ------------   ------------    ------------    ------------
    Total investments at value.............................   799,509,929    810,233,511     548,875,218     741,385,309
  Foreign currency at value (cost $0; $0; $1,028,482; $0,
    respectively)..........................................            --             --       1,056,556              --
  Receivable for investments sold..........................        33,880             --              --         146,432
  Receivable for capital shares issued.....................        46,764          2,732             936          11,971
  Interest and dividends receivable........................       885,569        524,065       2,349,650         779,250
  Tax reclaim receivable...................................            --             --       1,134,982              --
  Prepaid expenses.........................................        23,086         20,185          20,518          28,196
                                                             ------------   ------------    ------------    ------------
    Total Assets...........................................   800,499,228    810,780,493     553,437,860     742,351,158
                                                             ------------   ------------    ------------    ------------
LIABILITIES:
  Payable for investments purchased........................            --      9,557,871         219,852              --
  Payable for capital shares redeemed......................         3,445             --              --          26,113
  Foreign withholding taxes payable........................            --             --         374,294              --
  Net payable for variation margin on futures contracts....       144,520         89,380              --          76,790
  Cash overdraft...........................................            --          1,466              --              --
  Payable to adviser.......................................       451,059        444,150         334,302         148,499
  Payable to administrator.................................        19,810         19,614          13,464          12,247
  Payable to transfer agent................................        19,990         15,375          16,030           3,417
  Payable to distributor (Investment Shares)...............         9,327          5,239           2,347           7,264
  Payable to custodian.....................................            --             --          65,540              --
  Accrued expenses and other liabilities...................        37,239         40,645          23,782          39,473
                                                             ------------   ------------    ------------    ------------
    Total Liabilities......................................       685,390     10,173,740       1,049,611         313,803
                                                             ------------   ------------    ------------    ------------
NET ASSETS.................................................  $799,813,838   $800,606,753    $552,388,249    $742,037,355
                                                             ============   ============    ============    ============
NET ASSETS CONSIST OF:
  Paid-in capital..........................................  $574,976,275   $579,661,898    $415,860,651    $455,156,107
  Accumulated undistributed (distributions in excess of)
    net investment income..................................      (738,085)        33,217       2,022,792          (4,878)
  Accumulated undistributed net realized gains (losses) on
    investments, foreign currency and futures contracts
    sold...................................................    20,530,551     52,880,609      39,323,374         247,685
  Net unrealized appreciation (depreciation) of
    investments, foreign currency, forward foreign currency
    exchange contracts and futures contracts...............   205,045,097    168,031,029      95,181,432     286,638,441
                                                             ------------   ------------    ------------    ------------
TOTAL NET ASSETS...........................................  $799,813,838   $800,606,753    $552,388,249    $742,037,355
                                                             ============   ============    ============    ============
INSTITUTIONAL SHARES:
  Net Assets...............................................  $753,308,043   $774,504,790    $540,202,587    $705,841,136
  Shares Outstanding.......................................    44,905,451     42,376,692      31,732,755      31,564,788
  Net Asset Value, offering and redemption price per
    share..................................................  $      16.78   $      18.28    $      17.02    $      22.36
                                                             ============   ============    ============    ============
INVESTMENT SHARES:
  Net Assets...............................................  $ 46,505,795   $ 26,101,963    $ 12,185,662    $ 36,196,218
  Shares Outstanding.......................................     2,794,598      1,434,137         721,470       1,618,064
  Net Asset Value, offering and redemption price per
    share..................................................  $      16.64   $      18.20    $      16.89    $      22.37
                                                             ============   ============    ============    ============

                       See Notes to Financial Statements

                                    STATEMENTS OF ASSETS AND LIABILITIES
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                               SHORT TERM     INTERMEDIATE
                                                               BOND FUND       BOND FUND      INCOME FUND
                                                              ------------    ------------    ------------
ASSETS:
  Investments:
    Investments at cost.....................................  $132,827,916    $754,630,464    $247,669,161
    Net unrealized appreciation (depreciation)..............       888,777      10,119,282       7,232,414
                                                              ------------    ------------    ------------
    Total investments at value..............................   133,716,693     764,749,746     254,901,575
  Receivable for investments sold...........................            --       5,148,250              --
  Receivable for capital shares issued......................         8,299               8           3,500
  Interest and dividends receivable.........................     2,247,340      11,214,711       4,049,071
  Prepaid expenses..........................................        24,647          15,905          22,825
                                                              ------------    ------------    ------------
    Total Assets............................................   135,996,979     781,128,620     258,976,971
                                                              ------------    ------------    ------------
LIABILITIES:
  Payable for investments purchased.........................            --       5,254,887              --
  Payable for capital shares redeemed.......................        48,384          21,079             535
  Payable to adviser........................................        56,527         358,292         125,828
  Payable to administrator..................................         3,362          19,283           6,433
  Payable to transfer agent.................................         7,245          22,694           2,963
  Payable to distributor (Investment Shares)................           829           1,955           1,816
  Payable to custodian......................................           409             557             346
  Accrued expenses and other liabilities....................         5,276          28,816           9,271
                                                              ------------    ------------    ------------
    Total Liabilities.......................................       122,032       5,707,563         147,192
                                                              ------------    ------------    ------------
NET ASSETS..................................................  $135,874,947    $775,421,057    $258,829,779
                                                              ============    ============    ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................  $141,916,898    $772,500,514    $249,168,529
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................        12,220          17,605          45,943
  Accumulated undistributed net realized gains (losses) on
    investments sold........................................    (6,942,948)     (7,216,345)      2,382,893
  Net unrealized appreciation (depreciation) of
    investments.............................................       888,777      10,119,283       7,232,414
                                                              ------------    ------------    ------------
TOTAL NET ASSETS............................................  $135,874,947    $775,421,057    $258,829,779
                                                              ============    ============    ============
INSTITUTIONAL SHARES:
  Net Assets................................................  $129,226,590    $765,401,799    $249,546,319
  Shares Outstanding........................................    13,277,762      76,942,692      24,032,308
  Net Asset Value, offering and redemption price per
    share...................................................  $       9.73    $       9.95    $      10.38
                                                              ============    ============    ============
INVESTMENT SHARES:
  Net Assets................................................  $  6,648,357    $ 10,019,257    $  9,283,461
  Shares Outstanding........................................       683,820       1,004,960         895,178
  Net Asset Value, offering and redemption price per
    share...................................................  $       9.72    $       9.97    $      10.37
                                                              ============    ============    ============

                       See Notes to Financial Statements

                                    STATEMENTS OF ASSETS AND LIABILITIES
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                                                                               MICHIGAN
                                                              LIMITED TERM    INTERMEDIATE      TAX-FREE      MUNICIPAL
                                                              TAX-FREE FUND   TAX-FREE FUND   INCOME FUND     BOND FUND
                                                              -------------   -------------   ------------   ------------
ASSETS:
  Investments:
    Investments at cost.....................................   $36,294,965    $269,255,252    $119,349,777   $122,864,609
    Net unrealized appreciation (depreciation)..............       653,467      15,194,834       7,088,501      3,124,599
                                                               -----------    ------------    ------------   ------------
    Total investments at value..............................    36,948,432     284,450,086     126,438,278    125,989,208
  Receivable for investments sold...........................            --              --       5,638,880             --
  Interest and dividends receivable.........................       566,035       4,431,968       1,730,912      1,615,980
  Unamortized organizational costs..........................            --              --             348             --
  Prepaid expenses..........................................         2,971           7,976          25,013          8,065
                                                               -----------    ------------    ------------   ------------
    Total Assets............................................    37,517,438     288,890,030     133,833,431    127,613,253
                                                               -----------    ------------    ------------   ------------
LIABILITIES:
  Payable for investments purchased.........................            --              --       6,454,070      1,495,260
  Payable for capital shares redeemed.......................         2,000              --             150             --
  Payable to adviser........................................        14,106         119,194          57,679         47,342
  Payable to administrator..................................           930           7,167           3,161          3,133
  Payable to transfer agent.................................         1,205           4,200              --          3,902
  Payable to distributor (Investment Shares)................            40             776             406            579
  Accrued expenses and other liabilities....................         1,582           8,822           4,852         13,403
                                                               -----------    ------------    ------------   ------------
    Total Liabilities.......................................        19,863         140,159       6,520,318      1,563,619
                                                               -----------    ------------    ------------   ------------
NET ASSETS..................................................   $37,497,575    $288,749,871    $127,313,113   $126,049,634
                                                               ===========    ============    ============   ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   $36,840,862    $273,360,177    $120,133,633   $123,034,931
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................         3,966          61,464           8,106         10,896
  Accumulated undistributed net realized gains (losses) on
    investments sold........................................          (720)        133,396          82,874       (120,793)
  Net unrealized appreciation (depreciation) of
    investments.............................................       653,467      15,194,834       7,088,501      3,124,599
                                                               -----------    ------------    ------------   ------------
TOTAL NET ASSETS............................................   $37,497,575    $288,749,871    $127,313,114   $126,049,633
                                                               ===========    ============    ============   ============
INSTITUTIONAL SHARES:
  Net Assets................................................   $37,205,184    $284,980,217    $125,280,385   $121,374,091
  Shares Outstanding........................................     3,657,786      26,746,405      11,788,179     11,906,668
  Net Asset Value, offering and redemption price per
    share...................................................   $     10.17    $      10.66    $      10.63   $      10.19
                                                               ===========    ============    ============   ============
INVESTMENT SHARES:
  Net Assets................................................   $   292,391    $  3,769,653    $  2,032,728   $  4,675,544
  Shares Outstanding........................................        28,633         353,745         190,840        459,165
  Net Asset Value, offering and redemption price per
    share...................................................   $     10.21    $      10.66    $      10.65   $      10.18
                                                               ===========    ============    ============   ============

                       See Notes to Financial Statements

                                    STATEMENTS OF ASSETS AND LIABILITIES
The Kent Funds                      JUNE 30, 1998 (UNAUDITED)

                                                                                MICHIGAN
                                                                               MUNICIPAL       GOVERNMENT
                                                              MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                                  FUND            FUND            FUND
                                                              ------------    ------------    ------------
ASSETS:
  Investments:
    Investments in securities at amortized cost.............  $471,729,166    $297,380,509     $86,873,540
    Repurchase agreements (cost $42,000,000; $0; and
      $12,000,000, respectively)............................    42,000,000              --      12,000,000
                                                              ------------    ------------     -----------
    Total investments at amortized cost.....................   513,729,166     297,380,509      98,873,540
  Cash......................................................            --          63,961              --
  Interest and dividends receivable.........................     4,473,328       2,030,350         365,864
  Prepaid expenses..........................................        15,870           2,458          20,548
                                                              ------------    ------------     -----------
    Total Assets............................................   518,218,364     299,477,278      99,259,952
                                                              ------------    ------------     -----------
LIABILITIES:
  Dividends payable.........................................     2,245,640         787,968         440,869
  Payable for investments purchased.........................            --       2,209,560              --
  Cash overdraft............................................        48,572              --              --
  Payable to adviser........................................       176,629          98,655          17,178
  Payable to administrator..................................         8,002           4,060           1,072
  Payable to transfer agent.................................         6,228           3,199           4,556
  Accrued expenses and other liabilities....................        12,110          14,473           3,517
                                                              ------------    ------------     -----------
    Total Liabilities.......................................     2,497,181       3,117,915         467,192
                                                              ------------    ------------     -----------
NET ASSETS..................................................  $515,721,183    $296,359,363     $98,792,760
                                                              ============    ============     ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................  $515,710,154    $296,369,178     $98,790,546
  Accumulated undistributed (distributions in excess of )net
    investment income.......................................        13,072             781           2,214
  Accumulated undistributed net realized gains (losses) on
    investments sold........................................        (2,043)        (10,596)             --
                                                              ------------    ------------     -----------
TOTAL NET ASSETS............................................  $515,721,183    $296,359,363     $98,792,760
                                                              ============    ============     ===========
INSTITUTIONAL SHARES:
  Net Assets................................................  $512,831,244    $295,970,792     $98,758,508
  Shares Outstanding........................................   512,825,420     295,958,311      98,758,504
  Net Asset Value, offering and redemption price per
    share...................................................  $       1.00     $      1.00     $      1.00
                                                              ============    ============     ===========
INVESTMENT SHARES:
  Net Assets................................................  $  2,889,939     $   388,571     $    34,252
  Shares Outstanding........................................     2,889,928         388,549          34,252
  Net Asset Value, offering and redemption price per
    share...................................................  $       1.00     $      1.00     $      1.00
                                                              ============    ============     ===========

                       See Notes to Financial Statements.

                                    STATEMENTS OF OPERATIONS
                                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
The Kent Funds                      (UNAUDITED)

                                                          GROWTH AND     SMALL COMPANY    INTERNATIONAL       INDEX
                                                         INCOME FUND      GROWTH FUND      GROWTH FUND     EQUITY FUND
                                                         ------------    -------------    -------------    ------------
INVESTMENT INCOME:
  Dividends..........................................    $  6,611,585    $  4,103,028      $ 7,590,259     $  5,269,655
  Interest...........................................           2,433          31,525          113,276              925
  Less: Net foreign taxes withheld...................         (47,181)         (1,391)        (681,459)         (54,262)
                                                         ------------    ------------      -----------     ------------
    Total Investment Income..........................       6,566,837       4,133,162        7,022,076        5,216,318
                                                         ------------    ------------      -----------     ------------
EXPENSES:
  Investment advisory fees...........................       2,694,142       2,717,125        2,013,699        1,019,677
  Administration fees................................         696,608         702,563          485,481          614,693
  Fund accounting fees...............................          64,105          74,075           59,967           61,899
  Custodian fees.....................................           4,061          18,839          177,567           10,551
  Audit fees.........................................           3,601           4,735            3,475            4,185
  Legal fees.........................................           4,888           4,990            3,441            4,420
  Transfer agent fees................................          85,875          86,244           68,257           76,747
  Trustees' fees and expenses........................           3,282           2,545            2,117            2,490
  Distribution fees (Investment Shares)..............          52,068          31,228           13,511           40,957
  Printing expenses..................................          13,191          12,459            8,578           11,455
  Registration fees..................................          31,782          26,279           28,138           39,610
  Other expenses.....................................           6,562           6,775            4,636            5,495
                                                         ------------    ------------      -----------     ------------
    Total expenses before waivers....................       3,660,165       3,687,857        2,868,867        1,892,179
    Less: waivers....................................         (38,486)        (38,814)         (26,848)        (424,777)
                                                         ------------    ------------      -----------     ------------
    Net Expenses.....................................       3,621,679       3,649,043        2,842,019        1,467,402
                                                         ------------    ------------      -----------     ------------
NET INVESTMENT INCOME................................       2,945,158         484,119        4,180,057        3,748,916
                                                         ------------    ------------      -----------     ------------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS:
  Net realized gains/(losses) on investments, foreign
    currency, and foreign currency contracts.........      19,400,029      51,316,112       39,479,491          635,885
  Net realized gains/(losses) on futures contracts...       1,449,280       1,843,230               --          569,878
  Net change in unrealized appreciation/
    (depreciation) of futures contracts..............         243,665         276,505               --          295,430
  Net change in unrealized appreciation/
    (depreciation) of investments, foreign currency,
     and foreign currency contracts..................      94,679,191     (20,315,685)      27,986,888      103,663,727
                                                         ------------    ------------      -----------     ------------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS........................................     115,772,165      33,120,162       67,466,379      105,164,920
                                                         ------------    ------------      -----------     ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................    $118,717,323    $ 33,604,281      $71,646,436     $108,913,836
                                                         ============    ============      ===========     ============

                       See Notes to Financial Statements

                                    STATEMENTS OF OPERATIONS
                                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
The Kent Funds                      (UNAUDITED)

                                                                SHORT TERM     INTERMEDIATE
                                                                 BOND FUND      BOND FUND      INCOME FUND
                                                                ----------     ------------    -----------
INVESTMENT INCOME:
  Interest..................................................    $ 4,424,087    $25,433,905     $ 8,587,366
  Dividends.................................................        202,936        567,890         266,855
                                                                -----------    -----------     -----------
    Total Investment Income.................................      4,627,023     26,001,795       8,854,221
                                                                -----------    -----------     -----------
EXPENSES:
  Investment advisory fees..................................        351,710      2,162,409         731,393
  Administration fees.......................................        127,297        711,426         220,524
  Fund accounting fees......................................         12,764         63,373          21,633
  Custodian fees............................................            323            774             430
  Audit fees................................................          4,574          7,567           4,627
  Legal fees................................................            963          5,152           1,465
  Transfer agent fees.......................................         27,755         44,016          22,387
  Trustees' fees and expenses...............................            509          2,489             891
  Distribution fees (Investment Shares).....................          9,024         10,262           9,327
  Printing expenses.........................................          1,244         12,746           2,414
  Registration fees.........................................          7,753         12,767           7,916
  Other expenses............................................             37          7,488           2,470
                                                                -----------    -----------     -----------
    Total expenses before waivers...........................        543,953      3,040,469       1,025,477
    Less: waivers...........................................        (10,643)       (39,315)        (12,189)
                                                                -----------    -----------     -----------
    Net Expenses............................................        533,310      3,001,154       1,013,288
                                                                -----------    -----------     -----------
NET INVESTMENT INCOME.......................................      4,093,713     23,000,641       7,840,933
                                                                -----------    -----------     -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
  Net realized gains/(losses) on investments sold...........       (242,985)     3,214,146       2,373,749
  Net change in unrealized appreciation/(depreciation) of
    investments.............................................        101,666        261,946        (102,128)
                                                                -----------    -----------     -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...       (141,319)     3,476,092       2,271,621
                                                                -----------    -----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ 3,952,394    $26,476,733     $10,112,554
                                                                ===========    ===========     ===========

                       See Notes to Financial Statements

                                    STATEMENTS OF OPERATIONS
                                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
The Kent Funds                      (UNAUDITED)

                                                                                                             MICHIGAN
                                                           LIMITED TERM     INTERMEDIATE      TAX-FREE      MUNICIPAL
                                                           TAX-FREE FUND    TAX-FREE FUND    INCOME FUND    BOND FUND
                                                           -------------    -------------    -----------    ----------
INVESTMENT INCOME:
  Interest.............................................     $  847,422       $ 7,009,662     $3,043,289     $2,961,110
  Dividends............................................         15,131            90,759         49,305         37,789
                                                            ----------       -----------     ----------     ----------
    Total Investment Income............................        862,553         7,100,421      3,092,594      2,998,899
                                                            ----------       -----------     ----------     ----------
EXPENSES:
  Investment advisory fees.............................         84,418           709,192        337,287        286,284
  Administration fees..................................         33,945           256,634        110,955        115,113
  Distribution fees (Investment Shares)................            525             4,645          2,333          5,720
  Fund accounting fees.................................          5,750            28,932         14,352         15,799
  Custodian fees.......................................            224               962            255            872
  Audit fees...........................................          1,179             6,734          2,228          4,256
  Legal fees...........................................            243             1,779            787          1,551
  Transfer agent fees..................................         15,024            19,996         10,803         17,670
  Trustees' fees and expenses..........................            197               949            419            526
  Amortization of organization costs...................             --                --          2,200             --
  Printing expenses....................................            662             7,790          2,381          2,082
  Registration fees....................................            566             9,848          5,188          1,945
  Other expenses.......................................            564               739            667            120
                                                            ----------       -----------     ----------     ----------
    Total expenses before waivers......................        143,297         1,048,200        489,855        451,938
    Less: waivers......................................         (2,086)          (14,183)        (6,132)        (8,650)
                                                            ----------       -----------     ----------     ----------
    Net Expenses.......................................        141,211         1,034,017        483,723        443,288
                                                            ----------       -----------     ----------     ----------
NET INVESTMENT INCOME..................................        721,342         6,066,404      2,608,871      2,555,611
                                                            ----------       -----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS:
  Net realized gains/(losses) on investments sold......         (2,861)          151,942         84,606        (51,863)
  Net change in unrealized appreciation/(depreciation)
    of investments.....................................        (79,816)         (902,594)      (269,337)      (217,623)
                                                            ----------       -----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS:.........................................        (82,677)         (750,652)      (184,731)      (269,486)
                                                            ----------       -----------     ----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...     $  638,665       $ 5,315,752     $2,424,140     $2,286,125
                                                            ==========       ===========     ==========     ==========

                       See Notes to Financial Statements

                                    STATEMENTS OF OPERATIONS
                                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
The Kent Funds                      (UNAUDITED)

                                                                                  MICHIGAN
                                                                                 MUNICIPAL       GOVERNMENT
                                                                MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                                    FUND            FUND            FUND
                                                                ------------    ------------    ------------
INVESTMENT INCOME:
  Interest..................................................    $14,160,573      $5,503,729      $2,744,115
  Dividends.................................................        506,665         147,701         183,892
                                                                -----------      ----------      ----------
    Total Investment Income.................................     14,667,238       5,651,430       2,928,007
                                                                -----------      ----------      ----------
EXPENSES:
  Investment advisory fees..................................      1,039,288         623,452         211,788
  Administration fees.......................................        470,082         280,669          96,053
  Fund accounting fees......................................         40,809          25,363           8,787
  Custodian fees............................................          3,534             129           1,807
  Audit fees................................................          5,810           3,532           1,441
  Legal fees................................................          3,368           2,122             654
  Transfer agent fees.......................................         37,748          18,039          20,190
  Trustees' fees and expenses...............................          1,639           1,389             415
  Printing expenses.........................................         14,841           6,751             876
  Registration fees.........................................         15,300          20,180          18,995
  Other expenses............................................          4,966           1,826             947
                                                                -----------      ----------      ----------
    Total expenses before waivers...........................      1,637,385         983,452         361,953
    Less: waivers...........................................       (220,830)       (147,491)       (164,975)
                                                                -----------      ----------      ----------
    Net Expenses............................................      1,416,555         835,961         196,978
                                                                -----------      ----------      ----------
NET INVESTMENT INCOME.......................................     13,250,683       4,815,469       2,731,029
                                                                -----------      ----------      ----------
NET REALIZED GAINS/(LOSSES) ON INVESTMENTS:.................             --           1,873              --
                                                                -----------      ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $13,250,683      $4,817,342      $2,731,029
                                                                ===========      ==========      ==========

                       See Notes to Financial Statements.

The Kent Funds                      STATEMENTS OF CHANGES IN NET ASSETS

                                                         GROWTH AND INCOME FUND            SMALL COMPANY GROWTH FUND
                                                     -------------------------------    --------------------------------
                                                     SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                      JUNE 30, 1998     DECEMBER 31,     JUNE 30, 1998     DECEMBER 31,
                                                       (UNAUDITED)          1997          (UNAUDITED)          1997
                                                     -------------------------------    --------------------------------
NET ASSETS AT BEGINNING OF PERIOD..................    $733,315,634     $515,920,253      $742,781,688     $ 558,516,596
                                                       ------------     ------------      ------------     -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income............................       2,945,158       10,415,521           484,119         1,548,638
  Net realized gains (losses) on investments,
    foreign currency, and foreign currency
    contracts......................................      19,400,029      111,932,563        51,316,112        78,087,896
  Net realized gains (losses) on futures
    contracts......................................       1,449,280          (61,005)        1,843,230           524,810
  Net change in unrealized appreciation/
    depreciation of futures contracts..............         243,665          275,070           276,505           227,785
  Net change in unrealized appreciation/
    depreciation of investments, foreign currency,
    and foreign currency contracts.................      94,679,191       15,661,888       (20,315,685)       81,347,122
                                                       ------------     ------------      ------------     -------------
  Net increase in net assets resulting from
    operations.....................................     118,717,323      138,224,037        33,604,281       161,736,251
                                                       ------------     ------------      ------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
INSTITUTIONAL:
  Net investment income............................      (2,891,165)     (10,051,899)         (444,722)       (1,572,242)
  In excess of net investment income...............        (685,173)              --                --          (570,748)
  Net realized gains on investments................     (53,299,154)     (58,514,755)      (36,791,276)      (52,695,021)
                                                       ------------     ------------      ------------     -------------
    Total dividends and distributions --
      Institutional Shares.........................     (56,875,492)    (68,566,654)      (37,235,998)      (54,838,011)
                                                       ------------     ------------      ------------     -------------
INVESTMENT:
  Net investment income............................        (104,002)        (322,621)               --                --
  In excess of net investment income...............         (52,912)              --                --           (36,830)
  Net realized gains on investments................      (3,026,738)      (2,725,491)       (1,225,423)       (1,565,329)
  In excess of net realized gains..................         (34,095)              --                --                --
                                                       ------------     ------------      ------------     -------------
    Total dividends and distributions -- Investment
      Shares.......................................      (3,217,747)      (3,048,112)       (1,225,423)       (1,602,159)
                                                       ------------     ------------      ------------     -------------
    Total dividends and distributions to
      shareholders.................................     (60,093,239)     (71,614,766)      (38,461,421)      (56,440,170)
                                                       ------------     ------------      ------------     -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......................      83,677,799      269,087,243       117,500,991       216,183,011
  Reinvestment of distributions....................      28,454,307       33,077,724        19,428,888        28,070,255
  Cost of shares redeemed..........................    (104,257,986)    (151,378,857)      (74,247,674)     (165,284,255)
                                                       ------------     ------------      ------------     -------------
TOTAL NET INCREASE (DECREASE) FROM CAPITAL
  TRANSACTIONS.....................................       7,874,120      150,786,110        62,682,205        78,969,011
                                                       ------------     ------------      ------------     -------------
  Net increase (decrease) in net assets............      66,498,204      217,395,381        57,825,065       184,265,092
                                                       ------------     ------------      ------------     -------------
NET ASSETS AT END OF PERIOD........................    $799,813,838     $733,315,634      $800,606,753     $ 742,781,688
                                                       ============     ============      ============     =============

                       See Notes to Financial Statements

The Kent Funds                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        INTERNATIONAL GROWTH FUND              INDEX EQUITY FUND
                                                     -------------------------------    --------------------------------
                                                     SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                      JUNE 30, 1998     DECEMBER 31,     JUNE 30, 1998     DECEMBER 31,
                                                       (UNAUDITED)          1997          (UNAUDITED)          1997
                                                     -------------------------------    --------------------------------
NET ASSETS AT BEGINNING OF PERIOD..................    $502,378,709     $396,597,865      $618,163,526     $ 253,362,463
                                                       ------------     ------------      ------------     -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income............................       4,180,057        3,728,587         3,748,916         6,100,887
  Net realized gains (losses) on investments,
    foreign currency, and foreign currency
    contracts......................................      39,479,491        2,742,836           635,885         1,138,162
  Net realized gains (losses) on futures
    contracts......................................              --               --           569,878         1,370,043
  Net change in unrealized appreciation/
    depreciation of futures contracts..............              --               --           295,430           120,014
  Net change in unrealized appreciation/
    depreciation of investments, foreign currency,
    and foreign currency contracts.................      27,986,888        4,769,670       103,663,727        98,353,714
                                                       ------------     ------------      ------------     -------------
  Net increase in net assets resulting from
    operations.....................................      71,646,436       11,241,093       108,913,836       107,082,820
                                                       ------------     ------------      ------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income............................              --       (3,055,002)       (3,605,275)       (5,884,290)
  In excess of net investment income...............              --       (1,831,420)               --           (65,127)
  Net realized gains on investments................         (95,553)      (2,401,097)         (277,770)       (1,613,042)
  In excess of net realized gains..................              --         (341,685)               --          (585,460)
                                                       ------------     ------------      ------------     -------------
    Total dividends and distributions --
      Institutional Shares.........................         (95,553)      (7,629,204)       (3,883,045)       (8,147,919)
                                                       ------------     ------------      ------------     -------------
INVESTMENT:
  Net investment income............................              --          (35,702)         (135,943)         (215,864)
  In excess of net investment income...............              --          (59,234)           (7,854)           (9,227)
  Net realized gains on investments................          (1,983)         (47,965)          (14,200)          (88,824)
  In excess of net realized gains..................              --           (6,876)               --           (11,017)
                                                       ------------     ------------      ------------     -------------
    Total dividends and distributions -- Investment
      Shares.......................................          (1,983)        (149,777)         (157,997)         (324,932)
                                                       ------------     ------------      ------------     -------------
    Total dividends and distributions to
      shareholders.................................         (97,536)      (7,778,981)       (4,041,042)       (8,472,851)
                                                       ------------     ------------      ------------     -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......................      56,978,331      193,400,718        94,349,805       339,198,444
  Reinvestment of distributions....................          45,260        3,565,223         3,308,354         6,673,196
  Cost of shares redeemed..........................     (78,562,951)     (94,647,209)      (78,657,124)      (79,680,546)
                                                       ------------     ------------      ------------     -------------
TOTAL NET INCREASE (DECREASE) FROM CAPITAL
  TRANSACTIONS.....................................     (21,539,360)     102,318,732        19,001,035       266,191,094
                                                       ------------     ------------      ------------     -------------
  Net increase (decrease) in net assets............      50,009,540      105,780,844       123,873,829       364,801,063
                                                       ------------     ------------      ------------     -------------
NET ASSETS AT END OF PERIOD........................    $552,388,249     $502,378,709      $742,037,355     $ 618,163,526
                                                       ============     ============      ============     =============

                       See Notes to Financial Statements

The Kent Funds                      STATEMENTS OF CHANGES IN NET ASSETS

                                        SHORT TERM BOND FUND           INTERMEDIATE BOND FUND                INCOME FUND
                                    -----------------------------   -----------------------------   -----------------------------
                                     SIX MONTHS         YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                        ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                     JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998   DECEMBER 31,
                                     (UNAUDITED)        1997         (UNAUDITED)        1997         (UNAUDITED)        1997
                                     ----------------------------    ----------------------------    ----------------------------
NET ASSETS AT BEGINNING OF
  PERIOD..........................  $147,171,664    $237,096,910    $769,711,501    $776,722,838    $235,388,305    $242,781,715
                                    ------------    ------------    ------------    ------------    ------------    ------------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income...........     4,093,713      10,326,405      23,000,641      46,719,968       7,840,933      16,498,462
  Net realized gains (losses) on
    investments sold..............      (242,985)     (1,502,731)      3,214,146      (3,309,390)      2,373,749       3,441,169
  Net change in unrealized
    appreciation/depreciation of
    investments...................       101,666       1,638,919         261,946      15,305,110        (102,128)      5,214,704
                                    ------------    ------------    ------------    ------------    ------------    ------------
  Net increase in net assets
    resulting from operations.....     3,952,394      10,462,593      26,476,733      58,715,688      10,112,554      25,154,335
                                    ------------    ------------    ------------    ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income...........    (3,879,121)    (10,203,409)    (22,787,131)    (46,492,693)     (7,573,340)    (16,298,443)
  Net realized gains on
    investments...................            --              --              --              --        (279,136)     (4,496,656)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Total dividends and
      distributions --
      Institutional Shares........    (3,879,121)    (10,203,409)    (22,787,131)    (46,492,693)     (7,852,476)    (20,795,099)
                                    ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT:
  Net investment income...........      (186,088)       (230,620)       (231,320)       (400,310)       (221,112)       (236,638)
  In excess of net investment
    income........................       (19,414)             --          (3,682)             --         (13,608)             --
  Net realized gains on
    investments...................            --              --              --              --          (8,712)        (85,457)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Total dividends and
      distributions -- Investment
      Shares......................      (205,502)       (230,620)       (235,002)       (400,310)       (243,432)       (322,095)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Total dividends and
      distributions to
      shareholders................    (4,084,623)    (10,434,029)    (23,022,133)    (46,893,003)     (8,095,908)    (21,117,194)
                                    ------------    ------------    ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.....    16,308,034      55,848,711     104,996,465     201,540,137      43,595,805      67,917,967
  Reinvestment of distributions...     2,479,978       6,828,762      11,974,584      25,204,467       1,881,294       4,339,793
  Cost of shares redeemed.........   (29,952,500)   (152,631,283)   (114,716,093)   (245,578,626)    (24,052,271)    (83,688,311)
                                    ------------    ------------    ------------    ------------    ------------    ------------
TOTAL NET INCREASE (DECREASE) FROM
  CAPITAL TRANSACTIONS............   (11,164,488)    (89,953,810)      2,254,956     (18,834,022)     21,424,828     (11,430,551)
                                    ------------    ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) in net
    assets........................   (11,296,717)    (89,925,246)      5,709,556      (7,011,337)     23,441,474      (7,393,410)
                                    ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT END OF PERIOD.......  $135,874,947    $147,171,664    $775,421,057    $769,711,501    $258,829,779    $235,388,305
                                    ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

The Kent Funds
                                    STATEMENTS OF CHANGES IN NET ASSETS

                                                                    LIMITED TERM                     INTERMEDIATE
                                                                   TAX-FREE FUND                    TAX-FREE FUND
                                                            ----------------------------     ----------------------------
                                                             SIX MONTHS         YEAR          SIX MONTHS         YEAR
                                                                ENDED          ENDED             ENDED          ENDED
                                                            JUNE 30, 1998   DECEMBER 31,     JUNE 30, 1998   DECEMBER 31,
                                                             (UNAUDITED)        1997          (UNAUDITED)        1997
                                                            ----------------------------     ----------------------------
NET ASSETS AT BEGINNING OF PERIOD.........................   $36,497,570    $41,577,319      $279,175,752    $289,042,905
                                                             -----------    -----------      ------------    ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income...................................       721,342      1,439,072         6,066,404      12,269,050
  Net realized gains (losses) on investments sold.........        (2,861)       159,864           151,942         691,582
  Net change in unrealized appreciation/depreciation of
    investments...........................................       (79,816)       136,663          (902,594)      6,286,893
                                                             -----------    -----------      ------------    ------------
  Net increase in net assets resulting from operations....       638,665      1,735,599         5,315,752      19,247,525
                                                             -----------    -----------      ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income...................................      (713,447)    (1,432,406)       (5,961,138)    (12,149,068)
  Net realized gains on investments.......................            --       (170,851)               --         (86,552)
  In excess of net realized gains.........................            --             --                --         (17,244)
                                                             -----------    -----------      ------------    ------------
    Total dividends and distributions -- Institutional
      Shares..............................................      (713,447)    (1,603,257)       (5,961,138)    (12,252,864)
                                                             -----------    -----------      ------------    ------------

INVESTMENT:
  Net investment income...................................        (7,440)       (11,595)          (74,278)       (135,115)
  Net realized gains on investments.......................            --         (2,045)               --            (863)
  In excess of net realized gains.........................            --             --                --            (441)
                                                             -----------    -----------      ------------    ------------
    Total dividends and distributions -- Investment
      Shares..............................................        (7,440)       (13,640)          (74,278)       (136,419)
                                                             -----------    -----------      ------------    ------------
    Total dividends and distributions to shareholders.....      (720,887)    (1,616,897)       (6,035,416)    (12,389,283)
                                                             -----------    -----------      ------------    ------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued.............................     6,372,230      9,736,272        27,474,194      44,265,909
  Reinvestment of distributions...........................        11,843         27,364           132,804         207,641
  Cost of shares redeemed.................................    (5,301,846)   (14,962,087)      (17,313,215)    (61,198,945)
                                                             -----------    -----------      ------------    ------------

TOTAL NET INCREASE (DECREASE) FROM CAPITAL TRANSACTIONS...     1,082,227     (5,198,451)       10,293,783     (16,725,395)
                                                             -----------    -----------      ------------    ------------
  Net increase (decrease) in net assets...................     1,000,005     (5,079,749)        9,574,119      (9,867,153)
                                                             -----------    -----------      ------------    ------------

NET ASSETS AT END OF PERIOD...............................   $37,497,575    $36,497,570      $288,749,871    $279,175,752
                                                             ===========    ===========      ============    ============

                       See Notes to Financial Statements

The Kent Funds
                                    STATEMENTS OF CHANGES IN NET ASSETS

                                                                     TAX-FREE                     MICHIGAN MUNICIPAL
                                                                   INCOME FUND                        BOND FUND
                                                           ----------------------------     ------------------------------
                                                            SIX MONTHS         YEAR          SIX MONTHS          YEAR
                                                               ENDED          ENDED             ENDED           ENDED
                                                           JUNE 30, 1998   DECEMBER 31,     JUNE 30, 1998    DECEMBER 31,
                                                            (UNAUDITED)        1997          (UNAUDITED)         1997
                                                           ----------------------------     ------------------------------
NET ASSETS AT BEGINNING OF PERIOD........................  $118,364,159   $110,883,746      $116,148,299     $155,044,170
                                                           ------------   ------------      ------------     ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income..................................     2,608,871      5,050,397         2,555,611        5,042,224
  Net realized gains (losses) on investments sold........        84,606        376,069           (51,863)          49,676
  Net change in unrealized appreciation/depreciation of
    investments..........................................      (269,337)     4,279,292          (217,623)       1,602,539
                                                           ------------    ------------     ------------     ------------
  Net increase in net assets resulting from operations...     2,424,140      9,705,758         2,286,125        6,694,439
                                                           ------------    ------------     ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income..................................    (2,561,573)    (5,016,230)       (2,495,223)      (4,914,390)
  In excess of net investment income.....................            --           (610)               --               --
  Net realized gains on investments......................       (92,723)      (330,223)               --               --
                                                           ------------    ------------     ------------     ------------
    Total dividends and distributions -- Institutional
      Shares.............................................    (2,654,296)    (5,347,063)       (2,495,223)      (4,914,390)
                                                           ------------    ------------     ------------     ------------

INVESTMENT:
  Net investment income..................................       (36,519)       (42,572)          (84,147)        (121,577)
  In excess of net investment income.....................        (1,304)          (929)           (5,391)              --
  Net realized gains on investments......................          (523)        (4,346)               --               --
  In excess of net realized gains........................          (926)            --                --               --
                                                           ------------    ------------     ------------     ------------
    Total dividends and distributions -- Investment
      Shares.............................................       (39,272)       (47,847)          (89,538)        (121,577)
                                                           ------------    ------------     ------------     ------------
    Total dividends and distributions to shareholders....    (2,693,568)    (5,394,910)       (2,584,761)      (5,035,967)
                                                           ------------    ------------     ------------     ------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued............................    16,873,469     33,039,586        25,035,408       35,519,586
  Reinvestment of distributions..........................        82,613        116,653            87,944          131,586
  Cost of shares redeemed................................    (7,737,700)   (29,986,674)      (14,923,381)     (76,205,515)
                                                           ------------    ------------     ------------     ------------

TOTAL NET INCREASE (DECREASE) FROM CAPITAL
  TRANSACTIONS...........................................     9,218,382      3,169,565        10,199,971      (40,554,343)
                                                           ------------    ------------     ------------     ------------
  Net increase (decrease) in net assets..................     8,948,954      7,480,413         9,901,335      (38,895,871)
                                                           ------------    ------------     ------------     ------------

NET ASSETS AT END OF PERIOD..............................  $127,313,113   $118,364,159      $126,049,634     $116,148,299
                                                           ============   ============      ============     ============

                       See Notes to Financial Statements

The Kent Funds
                                    STATEMENTS OF CHANGES IN NET ASSETS

                                                                         MICHIGAN MUNICIPAL                  GOVERNMENT
                                         MONEY MARKET FUND                MONEY MARKET FUND               MONEY MARKET FUND
                                  -------------------------------   -----------------------------   -----------------------------
                                   SIX MONTHS          YEAR          SIX MONTHS         YEAR         SIX MONTHS        PERIOD
                                      ENDED            ENDED            ENDED           ENDED           ENDED           ENDED
                                  JUNE 30, 1998    DECEMBER 31,     JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998   DECEMBER 31,
                                   (UNAUDITED)         1997          (UNAUDITED)        1997         (UNAUDITED)       1997(1)
                                    -----------------------------     ---------------------------     ---------------------------
NET ASSETS AT BEGINNING OF
  PERIOD........................  $ 475,557,215   $   484,722,709   $ 211,971,193   $ 156,205,940   $  94,626,461   $          --
                                  -------------   ---------------   -------------   -------------   -------------   -------------

INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income.........     13,250,683        26,741,343       4,815,469       6,381,928       2,731,029       2,952,675
  Net realized gains (losses) on
    investments.................             --            (1,165)          1,873         (12,469)             --               4
                                  -------------   ---------------   -------------   -------------   -------------   -------------
  Net increase in net assets
    resulting from operations...     13,250,683        26,740,178       4,817,342       6,369,459       2,731,029       2,952,679
                                  -------------   ---------------   -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income.........    (13,184,778)      (26,699,476)     (4,809,401)     (6,369,567)     (2,730,688)     (2,952,603)
                                  -------------   ---------------   -------------   -------------   -------------   -------------
    Total dividends and
      distributions --
      Institutional Shares......    (13,184,778)      (26,699,476)     (4,809,401)     (6,369,567)     (2,730,688)     (2,952,603)
                                  -------------   ---------------   -------------   -------------   -------------   -------------

INVESTMENT:
  Net investment income.........        (65,905)          (41,867)         (6,068)        (12,361)           (341)            (72)
                                  -------------   ---------------   -------------   -------------   -------------   -------------
    Total dividends and
      distributions --
      Investment Shares.........        (65,905)          (41,867)         (6,068)        (12,361)           (341)            (72)
                                  -------------   ---------------   -------------   -------------   -------------   -------------
    Total dividends and
      distributions to
      shareholders..............    (13,250,683)      (26,741,343)     (4,815,469)     (6,381,928)     (2,731,029)     (2,952,675)
                                  -------------   ---------------   -------------   -------------   -------------   -------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...    606,531,858     1,153,447,515     345,849,071     279,204,632     202,383,919     328,636,541
  Reinvestment of
    distributions...............      1,011,593         1,731,961         144,791         205,995       2,624,219       2,413,648
  Cost of shares redeemed.......   (567,379,483)   (1,164,343,805)   (261,607,565)   (223,632,905)   (200,841,839)   (236,423,732)
                                  -------------   ---------------   -------------   -------------   -------------   -------------
TOTAL NET INCREASE (DECREASE)
  FROM CAPITAL TRANSACTIONS.....     40,163,968        (9,164,329)     84,386,297      55,777,722       4,166,299      94,626,457
                                  -------------   ---------------   -------------   -------------   -------------   -------------
  Net increase in net assets....     40,163,968        (9,165,494)     84,388,170      55,765,253       4,166,299      94,626,461
                                  -------------   ---------------   -------------   -------------   -------------   -------------

NET ASSETS AT END OF PERIOD.....  $ 515,721,183   $   475,557,215   $ 296,359,363   $ 211,971,193   $  98,792,760   $  94,626,461
                                  =============   ===============   =============   =============   =============   =============

---------------

(1) For the period from June 2, 1997 (commencement of operations) through December 31, 1997.

                       See Notes to Financial Statements.

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION

  The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of The Kent Growth and Income Fund, The Kent Small Company Growth Fund, The Kent International Growth Fund, The Kent Index Equity Fund, The Kent Short Term Bond Fund, The Kent Intermediate Bond Fund, The Kent Income Fund, The Kent Limited Term Tax-Free Fund, The Kent Intermediate Tax-Free Fund, The Kent Tax-Free Income Fund, The Kent Michigan Municipal Bond Fund, The Kent Money Market Fund, The Kent Michigan Municipal Money Market Fund and The Kent Government Money Market Fund (individually, a "Fund" and collectively, the "Funds").

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value. It allows for the creation of one or more classes of shares within each series, each of which, regardless of class designation, represents an equal proportionate interest in the Funds with each other share of that series.

  The Trust may issue more than one series of shares investing in portfolios of securities. The Trust currently issues fourteen series of shares with two separate classes in each series: Investment Shares and Institutional Shares. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote. Class specific expenses, if any, are currently limited to expenses directly attributable to the Investment Shares under the Distribution Plan, shareholder services fees and certain printing and postage expenses incurred as they relate to a particular class of shares.

  The investment objectives of the Funds are as follows:

  Growth and Income Fund -- To seek long-term capital growth with current income as a secondary goal.

  Small Company Growth Fund -- To seek long-term capital appreciation by investing in equity securities of small companies.

  International Growth Fund -- To seek long-term growth of capital and additional diversification for U.S. investors by investing in a varied portfolio of foreign equity securities.

  Index Equity Fund -- To seek investment results which mirror the capital performance and dividend income of the Standard & Poor's 500 Composite Stock Price Index.

  Short Term Bond Fund -- To seek current income by investing primarily in a limited range of investment quality fixed income securities.

  Intermediate Bond Fund -- To seek current income by investing primarily in a broad range of investment quality debt securities.

  Income Fund -- To seek a high level of current income by investing in a broad range of investment quality debt securities.

  Limited Term Tax-Free Fund -- To seek current income, exempt from federal income tax, while preserving capital.

  Intermediate Tax-Free Fund -- To seek current income, exempt from federal income tax, while preserving capital.

  Tax-Free Income Fund -- To seek to provide as high a level of current income exempt from federal income tax as is consistent with prudent investing, while preserving capital.

  Michigan Municipal Bond Fund -- To seek current income, exempt from federal and State of Michigan personal income taxes, while preserving capital.

  Money Market Fund -- To seek current income from short-term securities while preserving capital and maintaining liquidity.

  Michigan Municipal Money Market Fund -- To seek current income from short-term securities that is exempt from federal and State of Michigan personal income taxes, while preserving capital and maintaining liquidity.

  Government Money Market Fund -- To seek current income from short-term United States Government

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

securities while preserving capital and maintaining liquidity.

2.  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

PORTFOLIO VALUATION: Securities in the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security initially at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

  In the Limited Term Tax-Free Fund, Intermediate Tax-Free Fund, Tax-Free Income Fund, Michigan Municipal Bond Fund, Short Term Bond Fund, Intermediate Bond Fund, and Income Fund, corporate debt securities, municipal securities and debt securities of the U.S. government and its agencies (other than short-term investments maturing in 60 days or less) are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value and approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  The Growth and Income Fund, Small Company Growth Fund, International Growth Fund and the Index Equity Fund value listed securities at the last sales price on the principal exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the last bid price. Unlisted securities are valued at the mean of the current bid and asked prices in the principal market where such securities trade. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value and approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS: The Trust's custodian and other banks acting in a sub-custodian capacity, take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATION: Investments and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Realized gains and losses on foreign investments and foreign income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  Foreign currency-denominated receivables and payables are "marked-to-market' using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized currency gain or loss. Upon receipt of payment, a Fund realizes a gain or loss on foreign currency amounting to the difference between the original value and the ending value of the receivable or payable.

FUTURES CONTRACTS: The Growth and Income Fund, Small Company Growth Fund, International Growth Fund, Index Equity Fund, Limited Term Tax-Free Fund, Intermediate Tax-Free Fund, Tax-Free Income Fund and Michigan Municipal Bond Fund may invest in futures contracts. This investment involves, to varying degrees,

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instruments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates. Risks may also arise if there is an illiquid secondary market for the instruments or due to the inability of counterparties to perform under the terms of the contract.

  Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received daily by the Fund based on the change in the market value of the position are recorded as an unrealized gain or loss until the contract is closed out at which time the gain or loss is recognized.

  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

  To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index or group of securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

  The average market value of futures contracts held during the six-months ended June 30, 1998 was as follows:

                                          AVERAGE
                 FUND                   MARKET VALUE
                 ----                   ------------
Growth and Income Fund................  $15,157,100
Small Company Growth Fund.............   10,764,439
Index Equity Fund.....................    7,882,254

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Growth Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying currency of certain portfolio investments. A forward foreign currency exchange contract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

  The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recognized when entering a closing or offsetting forward foreign currency exchange contract with the same settlement date and broker.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  The International Growth Fund, upon the purchase or sale of a security denominated in a foreign currency, may enter into foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction to hedge the Fund against currency fluctuations during the settlement period. In such cases, the Fund has not realized currency gains or losses between the trade and settlement dates on these security transactions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Funds declare and distribute dividends from net investment income monthly, with the exception of the International Growth Fund which declares and pays dividends annually. Net investment income for this purpose consists of interest accrued, discount earned (including both original issue and market discount), dividends earned less amortization of any market premium and accrued expenses. Net realized capital gains, if any, are distributed at least annually.

  The amounts of income and capital gains to be distributed are determined in accordance with income tax regulations. Such amounts may vary from income

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

and capital gains recognized in accordance with generally accepted accounting principles.
FEDERAL INCOME TAXES: For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.
  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  At December 31, 1997, the following Funds had the following capital loss carryforwards which will expire in the years indicated:

             FUND                  AMOUNT       YEAR
             ----                -----------    ----
Short Term Bond Fund...........  $   656,100    2001
                                   3,015,994    2002
                                     467,881    2003
                                     438,260    2004
                                   1,927,928    2005
                                 -----------
                                 $ 6,506,163
                                 ===========

             FUND                  AMOUNT       YEAR
             ----                -----------    ----
Intermediate Bond Fund.........  $ 6,353,600    2004
                                   4,043,228    2005
                                 -----------
                                 $10,396,828
                                 ===========
Michigan Municipal Bond Fund...  $    68,930    2003
Money Market Fund..............  $       433    1999
                                         224    2002
                                         194    2003
                                          27    2004
                                         432    2005
                                 -----------
                                 $     1,310
                                 ===========
Michigan Municipal Money Market
  Fund.........................  $    12,469    2005

EXPENSES: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attributable to the Institutional Shares as a class.

ORGANIZATIONAL COSTS: The Tax-Free Income Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying their initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the respective Fund's commencement of operations. In the event that any of the initial shares purchased by the Fund's sponsors are redeemed during such period by any holder thereof, the Fund will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. The other Funds bore all costs in connection with their organization. All such costs were fully amortized as of June 30, 1998.

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

3.  RELATED PARTY TRANSACTIONS

  The Funds are advised by Lyon Street Asset Management Company ("Lyon Street" or the "Investment Adviser"), a wholly-owned subsidiary of Old Kent Bank ("Old Kent"). Effective as of March 2, 1998, Lyon Street assumed the investment advisory responsibilities for each of the Funds from the Investment Management Group of Old Kent. This change did not involve a change in control or management of the investment adviser or a change in the Funds' portfolio managers. The Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on each Fund's average daily net assets at the following annual rates:

Growth and Income Fund......................  0.70%
Small Company Growth Fund...................  0.70%
International Growth Fund...................  0.75%
Index Equity Fund...........................  0.30%
Short Term Bond Fund........................  0.50%
Intermediate Bond Fund......................  0.55%
Income Fund.................................  0.60%
Limited Term Tax-Free Fund..................  0.45%
Intermediate Tax-Free Fund..................  0.50%
Tax-Free Income Fund........................  0.55%
Michigan Municipal Bond Fund................  0.45%
Money Market Fund...........................  0.40%
Government Money Market Fund................  0.40%
Michigan Municipal Money Market Fund........  0.40%

  The Index Equity Fund and Government Money Market Fund had investment advisory fees waived by Lyon Street equal to $169,948 and $105,893, respectively.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") serves the Funds as Administrator and Distributor. BISYS Fund Services, Inc. serves the Funds as Fund Accountant and Transfer Agent. BISYS and BISYS Fund Services, Inc. are both wholly owned subsidiaries of The BISYS Group, Inc. The Administrator is entitled to receive a fee computed daily and paid monthly, at the annual rate of 0.185% of the average daily net assets of the Trust up to $5 billion; 0.165% of the average daily net assets of the Trust in excess of $5 billion up to $7.5 billion; and 0.135% of the average daily net assets of the Trust in excess of $7.5 billion. Fund Accounting fees are computed daily and paid monthly at the annual rate of 0.015% of the average daily net assets of the Trust.

  Gross administration fees and fees waived for the six months ended June 30, 1998 were as follows for the Funds indicated:

FUNDS                        GROSS FEES    FEES WAIVED
-----                        ----------    -----------
Growth and Income Fund.....   $696,608      $     --
Small Company Growth
  Fund.....................    702,563            --
International Growth
  Fund.....................    485,481            --
Index Equity Fund..........    614,693       203,845
Short Term Bond Fund.......    127,297            --
Intermediate Bond Fund.....    711,426            --
Income Fund................    220,524            --
Limited Term Tax-Free
  Fund.....................     33,945            --
Intermediate Tax-Free
  Fund.....................    256,634            --
Tax-Free Income Fund.......    110,955            --
Michigan Municipal Bond
  Fund.....................    115,113            --
Money Market Fund..........    470,082       181,854
Michigan Municipal Money
  Market Fund..............    280,669       124,111
Government Money Market
  Fund.....................     96,053        51,140

  Beginning June 1, 1997, Old Kent provided certain administrative services to the Trust pursuant to a Sub-Administration Agreement between Old Kent and BISYS. BISYS agreed to pay Old Kent a fee, calculated daily and paid monthly, at an annual rate of up to 0.05% of each Fund's average daily net assets. The fees paid to Old Kent by BISYS for such administrative services come out of BISYS' administration fee and are not an additional charge to the Funds.

  Sub-administration fees for each Fund for the six months ended June 30,1998 are as follows:

            FUNDS               SUB-ADMINISTRATION FEES
            -----               -----------------------
Growth and Income Fund........         $188,950
Small Company Growth Fund.....          190,662
International Growth Fund.....          131,901
Index Equity Fund.............          166,552
Short Term Bond Fund..........           27,716
Intermediate Bond Fund........          154,689
Income Fund...................           47,855
Limited Term Tax-Free Fund....            7,379
Intermediate Tax-Free Fund....           55,765
Tax-Free Income Fund..........           24,092

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

            FUNDS               SUB-ADMINISTRATION FEES
            -----               -----------------------
Michigan Municipal Bond Fund..           25,010
Money Market Fund.............          102,113
Michigan Municipal Money
  Market Fund.................           45,902
Government Money Market
  Fund........................           26,056

  Fund Accounting Fees and fees waived for each Fund for the six months ended June 30, 1998 are as follows:

FUNDS                        GROSS FEES    FEES WAIVED
-----                        ----------    -----------
Growth and Income Fund.....   $57,732        $38,486
Small Company Growth
  Fund.....................    58,224         38,814
International Growth
  Fund.....................    40,274         26,848
Index Equity Fund..........    50,984         50,984
Short Term Bond Fund.......    10,551          7,034
Intermediate Bond Fund.....    58,975         39,315
Income Fund................    18,285         12,189
Limited Term Tax-Free
  Fund.....................     2,814          1,876
Intermediate Tax-Free
  Fund.....................    21,276         14,183
Tax-Free Income Fund.......     9,199          6,132
Michigan Municipal Bond
  Fund.....................     9,543          6,362
Money Market Fund..........    38,976         38,976
Michigan Municipal Money
  Market Fund..............    23,380         23,380
Government Money Market
  Fund.....................     7,942          7,942

  Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Funds for serving as officers.

  The Trust has adopted a distribution plan (the "Plan") on behalf of the Investment Shares of the Funds pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payments to the Distributor of up to 0.25% of the average daily net assets of the Investment Shares of the Funds. Although the Money Market Fund, the Michigan Municipal Money Market Fund, and the Government Money Market Fund are authorized to pay 12b-1 fees of up to 0.25% in connection with the sale of Investment Shares, none currently intends to pay such fees.

  Gross distribution fees and fees waived for each of Fund for the six months ended June 30, 1998 are as follows:

FUNDS                        GROSS FEES    FEES WAIVED
-----                        ----------    -----------
Growth and Income Fund.....   $52,068        $   --
Small Company Growth
  Fund.....................    31,228            --
International Growth
  Fund.....................    13,511            --
Index Equity Fund..........    40,957            --
Short Term Bond Fund.......     9,024         3,609
Intermediate Bond Fund.....    10,262            --
Income Fund................     9,327            --
Limited Term Tax-Free
  Fund.....................       525           210
Intermediate Tax-Free
  Fund.....................     4,645            --
Tax-Free Income Fund.......     2,333            --
Michigan Municipal Bond
  Fund.....................     5,720         2,288
Money Market Fund..........        --            --
Michigan Municipal Money
  Market Fund..............        --            --
Government Money Market
  Fund.....................        --            --

  Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm serves as Assistant Secretary of the Trust.

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Portfolios are summarized below:

                                                     GROWTH AND INCOME FUND                SMALL COMPANY GROWTH FUND
                                               ----------------------------------      ----------------------------------
                                               SIX MONTHS ENDED      YEAR ENDED        SIX MONTHS ENDED      YEAR ENDED
                                                 JUNE 30, 1998      DECEMBER 31,         JUNE 30, 1998      DECEMBER 31,
                                                  (UNAUDITED)           1997              (UNAUDITED)           1997
                                               -----------------    -------------      -----------------    -------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued..............................    $ 74,213,556       $ 249,081,909        $112,376,511       $ 208,702,084
  Reinvestment of distributions..............      25,311,874          30,110,268          18,225,651          26,503,462
  Shares redeemed............................     (99,766,393)       (147,058,160)        (71,502,921)       (161,953,808)
                                                 ------------       -------------        ------------       -------------
    Net increase (decrease) from
      Institutional shares transactions......    $   (240,963)      $ 132,134,017        $ 59,099,241       $  73,251,738
                                                 ------------       -------------        ------------       -------------
INVESTMENT:
  Shares issued..............................    $  9,464,243       $  20,005,334        $  5,124,481       $   7,480,927
  Reinvestment of distributions..............       3,142,433           2,967,456           1,203,237           1,566,793
  Shares redeemed............................      (4,491,593)         (4,320,697)         (2,744,754)         (3,330,447)
                                                 ------------       -------------        ------------       -------------
    Net increase (decrease) from Investment
      shares transactions....................    $  8,115,083       $  18,652,093        $  3,582,964       $   5,717,273
                                                 ------------       -------------        ------------       -------------
    Total net increase (decrease) from shares
      transactions...........................    $  7,874,120       $ 150,786,110        $ 62,682,205       $  78,969,011
                                                 ============       =============        ============       =============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued..............................       4,546,510          16,279,124           6,070,971          11,956,401
  Reinvestment of distributions..............       1,563,327           1,971,493             957,845           1,547,774
  Shares redeemed............................      (6,086,340)         (9,401,038)         (3,801,230)         (9,131,520)
                                                 ------------       -------------        ------------       -------------
    Net increase (decrease) from
      Institutional shares transactions......          23,497           8,849,579           3,227,586           4,372,655
                                                 ------------       -------------        ------------       -------------
INVESTMENT:
  Shares issued..............................         585,779           1,283,992             273,920             419,135
  Reinvestment of distributions..............         195,654             195,172              63,462              91,169
  Shares redeemed............................        (276,347)           (280,261)           (146,262)           (191,859)
                                                 ------------       -------------        ------------       -------------
    Net increase (decrease) from Investment
      shares transactions....................         505,086           1,198,903             191,120             318,445
                                                 ------------       -------------        ------------       -------------
    Total net increase (decrease) from shares
      transactions...........................         528,583          10,048,482           3,418,706           4,691,100
                                                 ============       =============        ============       =============

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                       INTERNATIONAL GROWTH FUND               INDEX EQUITY FUND
                                                    --------------------------------    --------------------------------
                                                    SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                     JUNE 30, 1998      DECEMBER 31,     JUNE 30, 1998      DECEMBER 31,
                                                      (UNAUDITED)           1997          (UNAUDITED)           1997
                                                    ----------------    ------------    ----------------    ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued...................................    $ 53,043,793      $189,937,844      $ 88,620,020      $323,258,744
  Reinvestment of distributions...................          43,310        3,418,753          3,154,022         6,357,380
  Shares redeemed.................................     (75,622,614)     (92,021,615)       (76,028,296)      (77,077,375)
                                                      ------------      ------------      ------------      ------------
    Net increase (decrease) from Institutional
      shares transactions.........................    $(22,535,511)     $101,334,982      $ 15,745,746      $252,538,749
                                                      ------------      ------------      ------------      ------------
INVESTMENT:
  Shares issued...................................    $  3,934,537      $ 3,462,874       $  5,729,786      $ 15,939,700
  Reinvestment of distributions...................           1,951          146,470            154,332           315,816
  Shares redeemed.................................      (2,940,336)      (2,625,594)        (2,628,829)       (2,603,171)
                                                      ------------      ------------      ------------      ------------
    Net increase (decrease) from Investment shares
      transactions................................    $    996,152      $   983,750       $  3,255,289      $ 13,652,345
                                                      ------------      ------------      ------------      ------------
    Total net increase (decrease) from shares
      transactions................................    $(21,539,359)     $102,318,732      $ 19,001,035      $266,191,094
                                                      ============      ============      ============      ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued...................................       3,261,560       12,562,555          4,302,815        18,391,993
  Reinvestment of distributions...................           2,527          230,973            149,083           353,825
  Shares redeemed.................................      (4,620,989)      (5,990,183)        (3,721,984)       (4,462,155)
                                                      ------------      ------------      ------------      ------------
    Net increase (decrease) from Institutional
      shares transactions.........................      (1,356,902)       6,803,345            729,914        14,283,663
                                                      ------------      ------------      ------------      ------------
INVESTMENT:
  Shares issued...................................         239,973          227,807            278,345           915,280
  Reinvestment of distributions...................             115            9,962              7,288            17,611
  Shares redeemed.................................        (180,002)        (175,388)          (125,609)         (149,114)
                                                      ------------      ------------      ------------      ------------
    Net increase (decrease) from Investment shares
      transactions................................          60,086           62,381            160,024           783,777
                                                      ------------      ------------      ------------      ------------
    Total net increase (decrease) from shares
      transactions................................      (1,296,816)       6,865,726            889,938        15,067,440
                                                      ============      ============      ============      ============

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                  SHORT TERM                         INTERMEDIATE
                                                   BOND FUND                          BOND FUND                 INCOME FUND
                                       ---------------------------------   --------------------------------   ----------------
                                       SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED
                                         JUNE 30, 1998     DECEMBER 31,     JUNE 30, 1998     DECEMBER 31,     JUNE 30, 1998
                                          (UNAUDITED)          1997          (UNAUDITED)          1997          (UNAUDITED)
                                       -----------------   -------------   ----------------   -------------   ----------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued......................    $ 15,429,132      $  48,001,662    $ 100,788,121     $ 199,760,848     $ 39,138,174
  Reinvestment of distributions......       2,278,463          6,604,162       11,764,434        24,873,643        1,649,425
  Shares redeemed....................     (28,098,105)      (150,317,030)    (113,314,910)     (243,018,554)     (22,982,323)
                                         ------------      -------------    -------------     -------------     ------------
    Net increase (decrease) from
      Institutional shares
      transactions...................    $(10,390,510)     $ (95,711,206)   $    (762,355)    $ (18,384,063)    $ 17,805,276
                                         ------------      -------------    -------------     -------------     ------------
INVESTMENT:
  Shares issued......................    $    878,903      $   7,847,049    $   4,208,343     $   1,779,289     $  4,457,631
  Reinvestment of distributions......         201,515            224,600          210,150           330,824          231,869
  Shares redeemed....................      (1,854,396)        (2,314,253)      (1,401,182)       (2,560,072)      (1,069,948)
                                         ------------      -------------    -------------     -------------     ------------
    Net increase (decrease) from
      Investment shares
      transactions...................    $   (773,978)     $   5,757,396    $   3,017,311     $    (449,959)    $  3,619,552
                                         ------------      -------------    -------------     -------------     ------------
    Total net increase (decrease)
      from shares transactions.......    $(11,164,488)     $ (89,953,810)   $   2,254,956     $ (18,834,022)    $ 21,424,828
                                         ============      =============    =============     =============     ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued......................       1,579,207          4,932,559       10,127,341        20,424,141        3,775,897
  Reinvestment of distributions......         234,165            681,245        1,187,148         2,553,873          160,208
  Shares redeemed....................      (2,874,459)       (15,426,349)     (11,382,133)      (24,790,453)      (2,217,308)
                                         ------------      -------------    -------------     -------------     ------------
    Net increase (decrease) from
      Institutional shares
      transactions...................      (1,061,087)        (9,812,545)         (67,644)       (1,812,439)       1,718,797
                                         ------------      -------------    -------------     -------------     ------------
INVESTMENT:
  Shares issued......................          89,796            806,758          421,709           180,929          430,540
  Reinvestment of distributions......          20,731             23,130           21,156            33,899           22,551
  Shares redeemed....................        (190,071)          (237,636)        (140,347)         (261,548)        (103,388)
                                         ------------      -------------    -------------     -------------     ------------
    Net increase (decrease) from
      Investment shares
      transactions...................         (79,544)           592,252          302,518           (46,720)         349,703
                                         ------------      -------------    -------------     -------------     ------------
    Total net increase (decrease)
      from shares transactions.......      (1,140,631)        (9,220,293)         234,874        (1,859,159)       2,068,500
                                         ============      =============    =============     =============     ============


                                       INCOME FUND
                                       ------------
                                        YEAR ENDED
                                       DECEMBER 31,
                                           1997
                                       ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued......................  $ 64,474,285
  Reinvestment of distributions......     4,044,114
  Shares redeemed....................   (82,779,834)
                                       ------------
    Net increase (decrease) from
      Institutional shares
      transactions...................  $(14,261,435)
                                       ------------
INVESTMENT:
  Shares issued......................  $  3,443,682
  Reinvestment of distributions......       295,679
  Shares redeemed....................      (908,477)
                                       ------------
    Net increase (decrease) from
      Investment shares
      transactions...................  $  2,830,884
                                       ------------
    Total net increase (decrease)
      from shares transactions.......  $(11,430,551)
                                       ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued......................     6,376,298
  Reinvestment of distributions......       400,874
  Shares redeemed....................    (8,087,197)
                                       ------------
    Net increase (decrease) from
      Institutional shares
      transactions...................    (1,310,025)
                                       ------------
INVESTMENT:
  Shares issued......................       338,211
  Reinvestment of distributions......        29,196
  Shares redeemed....................       (89,859)
                                       ------------
    Net increase (decrease) from
      Investment shares
      transactions...................       277,548
                                       ------------
    Total net increase (decrease)
      from shares transactions.......    (1,032,477)
                                       ============

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                              LIMITED TERM                        INTERMEDIATE
                                                             TAX-FREE FUND                       TAX-FREE FUND
                                                    --------------------------------    --------------------------------
                                                    SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                     JUNE 30, 1998      DECEMBER 31,     JUNE 30, 1998      DECEMBER 31,
                                                      (UNAUDITED)           1997          (UNAUDITED)           1997
                                                    ----------------    ------------    ----------------    ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued...................................    $ 6,308,730       $ 9,059,260       $ 26,535,651      $ 43,176,593
  Reinvestment of distributions...................          4,403            13,903             81,819           124,001
  Shares redeemed.................................     (5,049,801)      (14,638,082)       (16,571,106)      (60,115,232)
                                                      -----------       ------------      ------------      ------------
    Net increase (decrease) from Institutional
      shares transactions.........................    $ 1,263,332       $(5,564,919)      $ 10,046,364      $(16,814,638)
                                                      -----------       ------------      ------------      ------------
INVESTMENT:
  Shares issued...................................    $    63,500       $   677,012       $    938,543      $  1,089,316
  Reinvestment of distributions...................          7,440            13,461             50,985            83,640
  Shares redeemed.................................       (252,045)         (324,005)          (742,109)       (1,083,713)
                                                      -----------       ------------      ------------      ------------
    Net increase (decrease) from Investment shares
      transactions................................    $  (181,105)      $   366,468       $    247,419      $     89,243
                                                      -----------       ------------      ------------      ------------
    Total net increase (decrease) from shares
      transactions................................    $ 1,082,227       $(5,198,451)      $ 10,293,783      $(16,725,395)
                                                      ===========       ============      ============      ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued...................................        617,952           888,774          2,481,303         4,110,419
  Reinvestment of distributions...................            433             1,369              7,685            11,820
  Shares redeemed.................................       (495,055)       (1,435,754)        (1,551,627)       (5,717,526)
                                                      -----------       ------------      ------------      ------------
    Net increase (decrease) from Institutional
      shares transactions.........................        123,330          (545,611)           937,361        (1,595,287)
                                                      -----------       ------------      ------------      ------------
INVESTMENT:
  Shares issued...................................          6,213            66,418             87,785           103,878
  Reinvestment of distributions...................            728             1,317              4,788             7,978
  Shares redeemed.................................        (24,682)          (31,731)           (69,781)         (104,039)
                                                      -----------       ------------      ------------      ------------
    Net increase (decrease) from Investment shares
      transactions................................        (17,741)           36,004             22,792             7,817
                                                      -----------       ------------      ------------      ------------
    Total net increase (decrease) from share
      transactions................................        105,589          (509,607)           960,153        (1,587,470)
                                                      ===========       ============      ============      ============

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                               TAX-FREE                        MICHIGAN MUNICIPAL
                                                              INCOME FUND                          BOND FUND
                                                   ---------------------------------    --------------------------------
                                                   SIX MONTHS ENDED      YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                     JUNE 30, 1998      DECEMBER 31,     JUNE 30, 1998      DECEMBER 31,
                                                      (UNAUDITED)           1997          (UNAUDITED)           1997
                                                   -----------------    ------------    ----------------    ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued..................................     $16,109,076       $31,815,166       $ 24,379,464      $ 32,654,052
  Reinvestment of distributions..................          45,861            76,956             27,079            70,141
  Shares redeemed................................      (7,263,010)      (29,459,976)       (14,476,540)      (75,229,474)
                                                      -----------       ------------      ------------      ------------
    Net increase (decrease) from Institutional
      shares transactions........................     $ 8,891,927       $ 2,432,146       $  9,930,003      $(42,505,281)
                                                      -----------       ------------      ------------      ------------
INVESTMENT:
  Shares issued..................................     $   764,393       $ 1,224,420       $    655,944      $  2,865,534
  Reinvestment of distributions..................          36,752            39,697             60,864            61,445
  Shares redeemed................................        (474,690)         (526,698)          (446,840)         (976,041)
                                                      -----------       ------------      ------------      ------------
    Net increase (decrease) from Investment
      shares transactions........................     $   326,455       $   737,419       $    269,968      $  1,950,938
                                                      -----------       ------------      ------------      ------------
    Total net increase (decrease) from shares
      transactions...............................     $ 9,218,382       $ 3,169,565       $ 10,199,971      $(40,554,343)
                                                      ===========       ============      ============      ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued..................................       1,511,065         3,066,893          2,376,723         3,222,928
  Reinvestment of distributions..................           4,323             7,401              2,654             6,941
  Shares redeemed................................        (681,484)       (2,828,842)        (1,417,285)       (7,426,189)
                                                      -----------       ------------      ------------      ------------
    Net increase (decrease) from Institutional
      shares transactions........................         833,904           245,452            962,092        (4,196,320)
                                                      -----------       ------------      ------------      ------------
INVESTMENT:
  Shares issued..................................          71,491           116,872             64,231           283,459
  Reinvestment of distributions..................           3,456             3,802              5,977             6,073
  Shares redeemed................................         (44,471)          (51,267)           (43,757)          (97,266)
                                                      -----------       ------------      ------------      ------------
    Net increase (decrease) from Investment
      shares transactions........................          30,476            69,407             26,451           192,266
                                                      -----------       ------------      ------------      ------------
    Total net increase (decrease) from share
      transactions...............................         864,380           314,859            988,543        (4,004,054)
                                                      ===========       ============      ============      ============

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                                MICHIGAN MUNICIPAL
                                              MONEY MARKET FUND                  MONEY MARKET FUND
                                      ---------------------------------   -------------------------------
                                      SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                       JUNE 30, 1998      DECEMBER 31,     JUNE 30, 1998     DECEMBER 31,
                                        (UNAUDITED)           1997          (UNAUDITED)          1997
                                      ----------------   --------------   ----------------   ------------
SHARE AMOUNTS
(AT $1.00 PER SHARE)
INSTITUTIONAL:
  Shares issued.....................     595,011,645      1,151,538,209      342,780,178      279,013,482
  Reinvestment of distributions.....         954,568          1,693,047          138,858          192,298
  Shares redeemed...................    (557,512,743)    (1,162,770,823)    (258,632,293)    (222,935,437)
                                        ------------     --------------     ------------     ------------
    Net increase (decrease) from
      Institutional shares
      transactions..................      38,453,470         (9,539,567)      84,286,743       56,270,343
                                        ------------     --------------     ------------     ------------
INVESTMENT:
  Shares issued.....................      11,520,214          1,909,306        3,068,893          191,150
  Reinvestment of distributions.....          57,025             38,916            5,933           13,697
  Shares redeemed...................      (9,866,741)        (1,572,981)      (2,975,272)        (697,468)
                                        ------------     --------------     ------------     ------------
    Net increase from Investment
      shares transactions...........       1,710,498            375,241           99,554         (492,621)
                                        ------------     --------------     ------------     ------------
    Total net increase (decrease)
      from shares transactions......      40,163,968         (9,164,326)      84,386,297       55,777,722
                                        ============     ==============     ============     ============

                                                 GOVERNMENT
                                             MONEY MARKET FUND
                                      --------------------------------
                                      SIX MONTHS ENDED    PERIOD ENDED
                                        JUNE 30, 1998     DECEMBER 31,
                                         (UNAUDITED)        1997(1)
                                      -----------------   ------------
SHARE AMOUNTS
(AT $1.00 PER SHARE)
INSTITUTIONAL:
  Shares issued.....................     202,345,837       328,632,081
  Reinvestment of distributions.....       2,624,012         2,413,585
  Shares redeemed...................    (200,835,789)     (236,421,222)
                                        ------------      ------------
    Net increase (decrease) from
      Institutional shares
      transactions..................       4,134,060        94,624,444
                                        ------------      ------------
INVESTMENT:
  Shares issued.....................          38,083             4,460
  Reinvestment of distributions.....             206                63
  Shares redeemed...................          (6,050)           (2,510)
                                        ------------      ------------
    Net increase from Investment
      shares transactions...........          32,239             2,013
                                        ------------      ------------
    Total net increase (decrease)
      from shares transactions......       4,166,299        94,626,457
                                        ============      ============

---------------

(1) From the period June 2, 1997 (commencement of operations) through December 31, 1997.

                       See Notes to Financial Statements

The Kent Funds
                                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                    (CONTINUED)

5.  PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 1998 were as follows:

FUND                      PURCHASES         SALES
----                     ------------    ------------
Growth and Income
  Fund.................  $111,596,658    $ 81,174,114
Small Company Growth
  Fund.................   255,691,482     221,367,560
International Growth
  Fund.................    84,783,430      87,259,925
Index Equity Fund......    25,132,934       8,414,319
Short Term Bond Fund...    53,649,592      73,432,319
Intermediate Bond
  Fund.................   486,912,246     477,517,170
Income Fund............   124,710,448     108,129,102
Limited Term Tax-Free
  Fund.................     8,735,943       8,816,633
Intermediate Tax-Free
  Fund.................    36,475,323      32,758,043
Tax-Free Income Fund...    31,294,752      23,832,515
Michigan Municipal Bond
  Fund.................    41,813,803      31,391,636

6.  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  The Growth and Income Fund, Small Company Growth Fund, the International Growth Fund, and the Index Equity Fund can purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.

  The risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

7.  CONCENTRATION OF CREDIT RISK
  The Michigan Municipal Money Market Fund and Michigan Municipal Bond Fund invest primarily in debt obligations issued by the State of Michigan and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of Michigan specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

  The Limited Term Tax-Free Fund, the Intermediate Tax-Free Fund, the Tax-Free Income Fund, the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund had the following concentrations by industry sector at June 30, 1998 (as a percentage of total investments):

                                                                        MICHIGAN
                       LIMITED                              MICHIGAN    MUNICIPAL
                         TERM     INTERMEDIATE   TAX-FREE   MUNICIPAL     MONEY
                       TAX-FREE     TAX-FREE      INCOME      BOND       MARKET
                         FUND         FUND         FUND       FUND        FUND
                       --------   ------------   --------   ---------   ---------
Airport..............    4.15%        1.70%        2.71%       1.74%       1.51%
Development..........   17.84%        7.27%        8.76%       5.73%      60.83%
Education............   16.82%        5.55%        8.21%       4.23%       1.93%
Environmental........      --         2.10%        0.80%       1.02%       8.39%
General Obligation...   30.37%       32.80%       29.30%      15.34%      13.94%
Medical..............   10.05%        1.63%        7.38%      21.09%       4.72%
Multifamily
  Housing............      --           --         2.10%       2.19%       3.74%
Mutual Funds.........    0.95%        2.99%        2.83%       0.88%       1.37%
Sewer................      --           --           --        5.35%         --
Power................      --         9.61%        8.59%       5.66%         --
School District......    8.50%       13.78%        6.65%      30.94%       2.19%
Single Family
  Housing............    8.28%          --         0.87%         --          --
Transportation.......    3.04%       11.17%       12.35%       4.96%       1.04%
Utilities............      --         7.72%        7.86%       0.87%         --
Water................      --         3.68%        1.59%         --        0.34%
                        -----        -----        -----       -----       -----
                          100%         100%         100%        100%        100%
                        =====        =====        =====       =====       =====

                       See Notes to Financial Statements

The Kent Funds
                                    GROWTH AND INCOME FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                  FOR THE
                                                SIX MONTHS
                                                   ENDED                        YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1998    --------------------------------------------------------
                                                (UNAUDITED)       1997        1996        1995        1994        1993
                                               -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period.........    $  15.55       $  13.90    $  13.25    $  10.50    $  10.91    $  10.31
                                                 --------       --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income......................        0.06           0.25        0.30        0.33        0.31        0.27
  Net realized and unrealized gains (losses)
    on investments and futures contracts.....        2.47           3.04        2.16        3.28       (0.26)       0.95
                                                 --------       --------    --------    --------    --------    --------
Total Income from Investment Operations......        2.53           3.29        2.46        3.61        0.05        1.22
                                                 --------       --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income......................       (0.06)         (0.25)      (0.30)      (0.33)      (0.31)      (0.27)
  In excess of net investment income.........       (0.02)            --          --          --          **       (0.01)
  Net realized gains on investments and
    futures contracts........................       (1.22)         (1.39)      (1.51)      (0.53)      (0.15)      (0.34)
                                                 --------       --------    --------    --------    --------    --------
    Total Dividends and Distributions........       (1.30)         (1.64)      (1.81)      (0.86)      (0.46)      (0.62)
                                                 --------       --------    --------    --------    --------    --------
Net change in net asset value................        1.23           1.65        0.65        2.75       (0.41)       0.60
                                                 --------       --------    --------    --------    --------    --------
Net asset value, end of period...............    $  16.78       $  15.55    $  13.90    $  13.25    $  10.50    $  10.91
                                                 ========       ========    ========    ========    ========    ========
Total return.................................       16.62%++       24.14%      19.47%      34.91%       0.51%      11.98%
Ratios/Supplemental Data:
Net Assets, end of period (000's)............    $753,308       $697,973    $500,857    $401,371    $308,825    $180,864
  Ratio of expenses to average net assets....        0.93%+         0.92%       0.95%       0.94%       0.98%       1.03%
  Ratio of net investment income to average
    net assets...............................        0.78%+         1.61%       2.18%       2.73%       3.04%       2.61%
  Ratio of expenses to average net assets*...        0.94%+         0.93%       0.95%        ***         ***         ***
  Ratio of net investment income to average
    net assets*..............................        0.77%+         1.60%       2.18%        ***         ***         ***
  Portfolio turnover rate(1).................          11%            88%         39%         58%         28%         54%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    GROWTH AND INCOME FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                         FOR THE
                                                       SIX MONTHS
                                                          ENDED                     YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 1998    -------------------------------------------------
                                                       (UNAUDITED)      1997       1996       1995       1994      1993
                                                      -------------    -------    -------    -------    ------    ------
Net asset value, beginning of period................     $ 15.44       $ 13.81    $ 13.19    $ 10.46    $10.87    $10.29
                                                         -------       -------    -------    -------    ------    ------
Income from Investment Operations:
  Net investment income.............................        0.04          0.21       0.26       0.30      0.32      0.27
  Net realized and unrealized gains (losses) on
    investments and futures contracts...............        2.44          3.02       2.15       3.26     (0.27)     0.93
                                                         -------       -------    -------    -------    ------    ------
Total Income from Investment Operations.............        2.48          3.23       2.41       3.56      0.05      1.20
                                                         -------       -------    -------    -------    ------    ------
Less Dividends and Distributions from:
  Net investment income.............................       (0.04)        (0.21)     (0.26)     (0.30)    (0.31)    (0.23)
  In excess of net investment income................       (0.02)           --      (0.02)        --        **     (0.05)
  Net realized gains on investments and futures
    contracts.......................................       (1.21)        (1.39)     (1.51)     (0.53)    (0.15)    (0.20)
  In excess of net realized gains...................       (0.01)           --         --         --        --     (0.14)
                                                         -------       -------    -------    -------    ------    ------
    Total Dividends and Distributions...............       (1.28)        (1.60)     (1.79)     (0.83)    (0.46)    (0.62)
                                                         -------       -------    -------    -------    ------    ------
Net change in net asset value.......................        1.20          1.63       0.62       2.73     (0.41)     0.58
                                                         -------       -------    -------    -------    ------    ------
Net asset value, end of period......................     $ 16.64       $ 15.44    $ 13.81    $ 13.19    $10.46    $10.87
                                                         =======       =======    =======    =======    ======    ======
Total return(1).....................................       16.40%++      23.89%     19.14%     34.61%     0.50%    11.81%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...................     $46,506       $35,343    $15,063    $11,079    $8,005    $4,607
  Ratio of expenses to average net assets...........        1.18%+        1.17%      1.09%      1.18%     0.98%     1.22%
  Ratio of net investment income to average net
    assets..........................................        0.53%+        1.31%      1.77%      2.48%     3.03%     2.43%
  Ratio of expenses to average net assets*..........        1.19%+        1.18%      1.09%       ***       ***       ***
  Ratio of net investment income to average net
    assets*.........................................        0.52%+        1.30%      1.77%       ***       ***       ***
  Portfolio turnover rate(2)........................          11%           88%        39%        58%       28%       54%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    SMALL COMPANY GROWTH FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                  FOR THE
                                                SIX MONTHS
                                                   ENDED                        YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1998    --------------------------------------------------------
                                                (UNAUDITED)       1997        1996        1995        1994        1993
                                               -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period.........    $  18.39       $  15.65    $  13.82    $  11.99    $  12.50    $  10.85
                                                 --------       --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income......................        0.01           0.04        0.12        0.10        0.10        0.08
  Net realized and unrealized gains (losses)
    on investments and futures contracts.....        0.82           4.19        2.55        2.64       (0.10)       1.76
                                                 --------       --------    --------    --------    --------    --------
Total Income from Investment Operations......        0.83           4.23        2.67        2.74          --        1.84
                                                 --------       --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income......................       (0.01)         (0.04)      (0.12)      (0.10)      (0.09)      (0.08)
  In excess of net investment income.........          --          (0.02)         --          --       (0.01)      (0.01)
  Net realized gains on investments and
    futures contracts........................       (0.93)         (1.43)      (0.72)      (0.81)      (0.41)      (0.10)
                                                 --------       --------    --------    --------    --------    --------
    Total Dividends and Distributions........       (0.94)         (1.49)      (0.84)      (0.91)      (0.51)      (0.19)
                                                 --------       --------    --------    --------    --------    --------
Net change in net asset value................       (0.11)          2.74        1.83        1.83       (0.51)       1.65
                                                 --------       --------    --------    --------    --------    --------
Net asset value, end of period...............    $  18.28       $  18.39    $  15.65    $  13.82    $  11.99    $  12.50
                                                 ========       ========    ========    ========    ========    ========
Total return.................................        4.31%++       27.94%      19.56%      23.75%      (0.06%)     17.04%
Ratios/Supplemental Data:
Net Assets, end of period (000's)............    $774,505       $719,998    $544,081    $450,072    $304,179    $252,401
  Ratio of expenses to average net assets....        0.93%+         0.93%       0.96%       0.97%       0.98%       1.06%
  Ratio of net investment income to average
    net assets...............................        0.13%+         0.24%       0.78%       0.83%       0.79%       0.74%
  Ratio of expenses to average net assets*...        0.94%+         0.94%       0.96%        ***         ***         ***
  Ratio of net investment income to average
    net assets*..............................        0.12%+         0.23%       0.78%        ***         ***         ***
  Portfolio turnover rate(1).................          29%            32%         16%         30%         20%         14%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
*** During the period, there were no waivers and/or reimbursements.
(1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    SMALL COMPANY GROWTH FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                         FOR THE
                                                       SIX MONTHS
                                                          ENDED                     YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 1998    -------------------------------------------------
                                                       (UNAUDITED)      1997       1996       1995       1994      1993
                                                      -------------    -------    -------    -------    ------    ------
Net asset value, beginning of period................     $ 18.33       $ 15.61    $ 13.81    $ 11.98    $12.49    $10.86
                                                         -------       -------    -------    -------    ------    ------
Income (Loss) from Investment Operations:
  Net investment income.............................       (0.01)           --       0.07       0.07      0.10      0.08
  Net realized and unrealized gains (losses) on
    investments and futures contracts...............        0.81          4.19       2.54       2.64     (0.11)     1.74
                                                         -------       -------    -------    -------    ------    ------
Total Income (Loss) from Investment Operations......        0.80          4.19       2.61       2.71     (0.01)     1.82
                                                         -------       -------    -------    -------    ------    ------
Less Dividends and Distributions from:
  Net investment income.............................          --            --      (0.08)     (0.07)    (0.08)    (0.06)
  In excess of net investment income................          --         (0.04)     (0.01)        --     (0.01)    (0.03)
  Net realized gains on investments and futures
    contracts.......................................       (0.93)        (1.43)     (0.72)     (0.81)    (0.41)    (0.10)
                                                         -------       -------    -------    -------    ------    ------
    Total Dividends and Distributions...............       (0.93)        (1.47)     (0.81)     (0.88)    (0.50)    (0.19)
                                                         -------       -------    -------    -------    ------    ------
Net change in net asset value.......................       (0.13)         2.72       1.80       1.83     (0.51)     1.63
                                                         -------       -------    -------    -------    ------    ------
Net asset value, end of period......................     $ 18.20       $ 18.33    $ 15.61    $ 13.81    $11.98    $12.49
                                                         =======       =======    =======    =======    ======    ======
Total return(1).....................................        4.15%++      27.71%     19.16%     23.47%    (0.08%)   16.84%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...................     $26,102       $22,784    $14,436    $10,955    $8,433    $5,345
  Ratio of expenses to average net assets...........        1.18%+        1.18%      1.21%      1.20%     0.98%     1.25%
  Ratio of net investment income (loss) to average
    net assets......................................       (0.12%)+      (0.01%)     0.53%      0.59%     0.79%     0.59%
  Ratio of expenses to average net assets*..........        1.19%+        1.19%      1.21%       ***       ***       ***
  Ratio of net investment income (loss) to average
    net assets*.....................................       (0.13%)+      (0.02%)     0.53%       ***       ***       ***
  Portfolio turnover rate(2)........................          29%           32%        16%        30%       20%       14%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
*** During the period, there were no waivers and/or reimbursements.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    INTERNATIONAL GROWTH FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                  FOR THE
                                                SIX MONTHS
                                                   ENDED                        YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1998    --------------------------------------------------------
                                                (UNAUDITED)       1997        1996        1995        1994        1993
                                               -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period.........    $  14.89       $  14.75    $  14.18    $  13.06    $  12.84    $  10.01
                                                 --------       --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income......................        0.13           0.11        0.13        0.13        0.12        0.09
  Net realized and unrealized gains (losses)
    on investments and foreign currency......        2.00           0.26        0.70        1.54        0.61        2.95
                                                 --------       --------    --------    --------    --------    --------
Total Income from Investment Operations......        2.13           0.37        0.83        1.67        0.73        3.04
                                                 --------       --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income......................          --          (0.09)      (0.10)      (0.13)      (0.07)      (0.08)
  In excess of net investment income.........          --          (0.06)      (0.02)      (0.11)      (0.03)      (0.04)
  Net realized gains on investments and
    foreign currency.........................          **          (0.07)      (0.13)      (0.31)      (0.41)      (0.08)
  In excess of net realized gains............          --          (0.01)      (0.01)         --          --       (0.01)
                                                 --------       --------    --------    --------    --------    --------
    Total Dividends and Distributions........          **          (0.23)      (0.26)      (0.55)      (0.51)      (0.21)
                                                 --------       --------    --------    --------    --------    --------
Net change in net asset value................        2.13           0.14        0.57        1.12        0.22        2.83
                                                 --------       --------    --------    --------    --------    --------
Net asset value, end of period...............    $  17.02       $  14.89    $  14.75    $  14.18    $  13.06    $  12.84
                                                 ========       ========    ========    ========    ========    ========
Total return.................................       14.33%++        2.54%       5.87%      13.00%       5.73%      30.32%
Ratios/Supplemental Data:
Net Assets, end of period (000's)............    $540,203       $492,598    $387,799    $286,545    $178,186    $157,716
  Ratio of expenses to average net assets....        1.05%+         1.05%       1.09%       1.17%       1.22%       1.33%
  Ratio of net investment income to average
    net assets...............................        1.56%+         0.80%       0.97%       1.35%       0.87%       0.86%
  Ratio of expenses to average net assets*...        1.06%+         1.06%       1.09%        ***         ***         ***
  Ratio of net investment income to average
    net assets*..............................        1.55%+         0.79%       0.97%        ***         ***         ***
    Portfolio turnover rate(1)...............          16%             3%         13%          6%         20%          5%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    INTERNATIONAL GROWTH FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                            FOR THE
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 1998    ----------------------------------------------
                                                          (UNAUDITED)      1997      1996      1995      1994      1993
                                                         -------------    ------    ------    ------    ------    ------
Net asset value, beginning of period...................     $ 14.79       $14.69    $14.13    $13.00    $12.81    $10.03
                                                            -------       ------    ------    ------    ------    ------
Income from Investment Operations:
  Net investment income................................        0.11         0.08      0.12      0.14      0.14      0.13
  Net realized and unrealized gains on securities and
    foreign currency...................................        1.99         0.25      0.66      1.50      0.56      2.85
                                                            -------       ------    ------    ------    ------    ------
Total Income from Investment Operations................        2.10         0.33      0.78      1.64      0.70      2.98
                                                            -------       ------    ------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income................................          --        (0.06)    (0.08)    (0.09)    (0.07)    (0.02)
  In excess of net investment income...................          --        (0.09)       --     (0.11)    (0.03)    (0.09)
  Net realized gains on securities and foreign
    currency...........................................          **        (0.07)    (0.14)    (0.31)    (0.41)    (0.05)
  In excess of net realized gains......................          --        (0.01)       --        --        --     (0.04)
                                                            -------       ------    ------    ------    ------    ------
    Total Dividends and Distributions..................          **        (0.23)    (0.22)    (0.51)    (0.51)    (0.20)
                                                            -------       ------    ------    ------    ------    ------
Net change in net asset value..........................        2.10         0.10      0.56      1.13      0.19      2.78
                                                            -------       ------    ------    ------    ------    ------
Net asset value, end of period.........................     $ 16.89       $14.79    $14.69    $14.13    $13.00    $12.81
                                                            =======       ======    ======    ======    ======    ======
Total return(1)........................................       14.22%++      2.25%     5.57%    12.86%     5.51%    29.67%
Ratios/Supplemental Data:
Net Assets, End of period (000's)......................     $12,186       $9,780    $8,799    $7,548    $6,539    $3,202
  Ratio of expenses to average net assets..............        1.30%+       1.30%     1.34%     1.40%     1.25%     1.43%
  Ratio of net investment income to average net
    assets.............................................        1.35%+       0.53%     0.74%     1.11%     0.81%     0.32%
  Ratio of expenses to average net assets*.............        1.31%+       1.31%     1.34%      ***       ***       ***
  Ratio of net investment income to average net
    assets*............................................        1.34%+       0.52%     0.74%      ***       ***       ***
  Portfolio turnover rate(2)...........................          16%           3%       13%        6%       20%        5%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    INDEX EQUITY FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                  FOR THE
                                                SIX MONTHS
                                                   ENDED                        YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1998    --------------------------------------------------------
                                                (UNAUDITED)       1997        1996        1995        1994        1993
                                               -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period.......      $  19.14       $  14.71    $  12.56    $  10.68    $  11.04    $  10.41
                                                 --------       --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income....................          0.12           0.25        0.26        0.26        0.25        0.23
  Net realized and unrealized gains
    (losses) on investments and futures
    contracts..............................          3.23           4.50        2.47        3.44       (0.15)       0.71
                                                 --------       --------    --------    --------    --------    --------
Total Income from Investment Operations....          3.35           4.75        2.73        3.70        0.10        0.94
                                                 --------       --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income....................         (0.12)         (0.25)      (0.26)      (0.25)      (0.26)      (0.23)
  In excess of net investment income.......            --             --          --          --          --          **
  Net realized gains on investments and
    futures contracts......................         (0.01)         (0.05)      (0.28)      (1.57)      (0.20)      (0.08)
  In excess of net realized gains..........            --          (0.02)      (0.04)         --          --          --
                                                 --------       --------    --------    --------    --------    --------
    Total Dividends and Distributions......         (0.13)         (0.32)      (0.58)      (1.82)      (0.46)      (0.31)
                                                 --------       --------    --------    --------    --------    --------
Net change in net asset value..............          3.22           4.43        2.15        1.88       (0.36)       0.63
                                                 --------       --------    --------    --------    --------    --------
Net asset value, end of period.............      $  22.36       $  19.14    $  14.71    $  12.56    $  10.68    $  11.04
                                                 ========       ========    ========    ========    ========    ========
Total return...............................         17.52%++       32.55%      22.18%      36.23%       0.86%       9.11%
Ratios/Supplemental Data:
Net Assets, end of period (000's)..........      $705,841       $590,241    $243,438    $183,877    $245,550    $233,451
  Ratio of expenses to average net
    assets.................................          0.42%+         0.43%       0.49%       0.56%       0.58%       0.65%
  Ratio of net investment income to average
    net assets.............................          1.11%+         1.44%       1.91%       2.14%       2.32%       2.18%
  Ratio of expenses to average net
    assets*................................          0.54%+         0.54%       0.59%       0.56%       0.58%       0.65%
  Ratio of net investment income to average
    net assets*............................          0.99%+         1.33%       1.81%       2.14%       2.32%       2.18%
  Portfolio turnover rate(1)...............             1%             1%          2%          3%         50%          1%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  Amount is less than $0.005.
(1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    INDEX EQUITY FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                           FOR THE
                                                         SIX MONTHS
                                                            ENDED                    YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 1998    -----------------------------------------------
                                                         (UNAUDITED)      1997       1996      1995      1994      1993
                                                        -------------    -------    ------    ------    ------    ------
Net asset value, beginning of period..................     $ 19.15       $ 14.72    $12.57    $10.70    $11.07    $10.44
                                                           -------       -------    ------    ------    ------    ------
Income from Investment Operations:
  Net investment income...............................        0.09          0.20      0.22      0.23      0.26      0.22
  Net realized and unrealized gains (losses) on
    investments and futures contracts.................        3.23          4.51      2.48      3.44     (0.17)     0.72
                                                           -------       -------    ------    ------    ------    ------
Total Income from Investment Operations...............        3.32          4.71      2.70      3.67      0.09      0.94
                                                           -------       -------    ------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income...............................       (0.09)        (0.20)    (0.22)    (0.23)    (0.26)    (0.20)
  In excess of net investment income..................          --         (0.01)    (0.01)       --        --     (0.03)
  Net realized gains on investments and futures
    contracts.........................................       (0.01)        (0.06)    (0.32)    (1.57)    (0.20)    (0.06)
  In excess of net realized gains.....................          --         (0.01)       --        --        --     (0.02)
                                                           -------       -------    ------    ------    ------    ------
    Total Dividends and Distributions.................       (0.10)        (0.28)    (0.55)    (1.80)    (0.46)    (0.31)
                                                           -------       -------    ------    ------    ------    ------
Net change in net asset value.........................        3.22          4.43      2.15      1.87     (0.37)     0.63
                                                           -------       -------    ------    ------    ------    ------
Net asset value, end of period........................     $ 22.37       $ 19.15    $14.72    $12.57    $10.70    $11.07
                                                           =======       =======    ======    ======    ======    ======
Total return(1).......................................       17.37%++      32.24%    21.92%    35.81%     0.75%     9.09%
Net Assets, end of period (000's).....................     $36,196       $27,922    $9,925    $6,612    $4,736    $3,776
  Ratio of expenses to average net assets.............        0.67%+        0.68%     0.74%     0.80%     0.60%     0.86%
  Ratio of net investment income to average net
    assets............................................        0.86%+        1.20%     1.67%     1.86%     2.30%     2.04%
  Ratio of expenses to average net assets*............        0.79%+        0.79%     0.84%     0.81%     0.60%     0.86%
  Ratio of net investment income to average net
    assets*...........................................        0.74%+        1.09%     1.57%     1.85%     2.30%     2.04%
  Portfolio turnover rate(2)..........................           1%            1%        2%        3%       50%        1%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    SHORT TERM BOND FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                  FOR THE
                                                SIX MONTHS
                                                   ENDED                        YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1998    --------------------------------------------------------
                                                (UNAUDITED)       1997        1996        1995        1994        1993
                                               -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period.......      $   9.75       $   9.75    $   9.96    $   9.52    $   9.91    $   9.99
                                                 --------       --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income....................          0.28           0.61        0.61        0.55        0.48        0.42
  Net realized and unrealized gains
    (losses) on investments................            --             --       (0.21)       0.43       (0.38)      (0.09)
                                                 --------       --------    --------    --------    --------    --------
Total Income from Investment Operations....          0.28           0.61        0.40        0.98        0.10        0.33
                                                 --------       --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income....................         (0.30)         (0.61)      (0.61)      (0.54)      (0.49)      (0.41)
  In excess of net investment income.......            --             --          --          --          **          --
                                                 --------       --------    --------    --------    --------    --------
    Total Dividends and Distributions......         (0.30)         (0.61)      (0.61)      (0.54)      (0.49)      (0.41)
                                                 --------       --------    --------    --------    --------    --------
Net change in net asset value..............         (0.02)          0.00       (0.21)       0.44       (0.39)      (0.08)
                                                 --------       --------    --------    --------    --------    --------
Net asset value, end of period.............      $   9.73       $   9.75    $   9.75    $   9.96    $   9.52    $   9.91
                                                 ========       ========    ========    ========    ========    ========
Total return...............................          2.74%++        6.42%       4.22%      10.53%       1.03%       3.36%
Ratios/Supplemental Data:
Net Assets, end of period (000's)..........      $129,227       $139,739    $235,430    $310,680    $176,765    $255,892
  Ratio of expenses to average net
    assets.................................          0.75%+         0.72%       0.70%       0.77%       0.73%       0.81%
  Ratio of net investment income to average
    net assets.............................          5.83%+         6.04%       6.17%       5.60%       4.75%       4.24%
  Ratio of expenses to average net
    assets*................................          0.76%+         0.73%       0.70%        ***         ***         ***
  Ratio of net investment income to average
    net assets*............................          5.82%+         6.03%       6.17%        ***         ***         ***
  Portfolio turnover rate(1)...............            41%            89%         32%         75%         56%         50%

---------------

  +  Annualized.
 ++  Not Annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    SHORT TERM BOND FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                               FOR THE SIX
                                              MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1998    --------------------------------------------------------
                                               (UNAUDITED)       1997        1996        1995        1994        1993
                                              -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period......      $   9.74       $   9.74    $   9.95    $   9.52    $   9.91    $  10.02
                                                --------       --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income...................          0.28           0.57        0.59        0.52        0.47        0.38
  Net realized and unrealized gains
    (losses) on investments...............            --           0.02       (0.20)       0.44       (0.37)      (0.08)
                                                --------       --------    --------    --------    --------    --------
Total Income from Investment Operations...          0.28           0.59        0.39        0.96        0.10        0.30
                                                --------       --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income...................         (0.27)         (0.59)      (0.54)      (0.53)      (0.48)      (0.41)
  In excess of net investment income......         (0.03)            --       (0.06)         --       (0.01)         --
                                                --------       --------    --------    --------    --------    --------
    Total Dividends and Distributions.....         (0.30)         (0.59)      (0.60)      (0.53)      (0.49)      (0.41)
                                                --------       --------    --------    --------    --------    --------
Net change in net asset value.............         (0.02)          0.00       (0.21)       0.43       (0.39)      (0.11)
                                                --------       --------    --------    --------    --------    --------
Net asset value, end of period............      $   9.72       $   9.74    $   9.74    $   9.95    $   9.52    $   9.91
                                                ========       ========    ========    ========    ========    ========
Total return(1)...........................          2.68%++        6.26%       4.06%      10.30%       1.01%       3.04%
Ratios/Supplemental Data:
  Net Assets, end of period (000's).......      $  6,648       $  7,433    $  1,667    $  1,634    $  1,649    $  1,427
  Ratio of expenses to average net
    assets................................          0.90%+         0.88%       0.85%       0.91%       0.74%       1.24%
  Ratio of net investment income to
    average net assets....................          5.68%+         5.75%       6.02%       5.40%       4.79%       3.91%
  Ratio of expenses to average net
    assets*...............................          1.01%+         0.99%       0.96%        ***         ***         ***
  Ratio of net investment income to
    average net assets*...................          5.57%+         5.64%       5.91%        ***         ***         ***
  Portfolio turnover rate(2)..............            41%            89%         32%         75%         56%         50%

---------------

  + Annualized.

 ++ Not Annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

*** During the period, there were no waivers and/or reimbursements.

 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (2) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    INTERMEDIATE BOND FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                               FOR THE SIX                     YEAR ENDED DECEMBER 31,
                                              MONTHS ENDED     --------------------------------------------------------
                                              JUNE 30, 1998      1997        1996        1995        1994        1993
                                              -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period......      $   9.90       $   9.76    $  10.12    $   9.29    $  10.18    $  10.00
                                                --------       --------    --------    --------    --------    --------
Income (Loss) from Investment Operations:
  Net investment income...................          0.29           0.59        0.60        0.65        0.56        0.51
  Net realized and unrealized gains
    (losses) on investments...............          0.05           0.14       (0.32)       0.81       (0.88)       0.32
                                                --------       --------    --------    --------    --------    --------
Total Income (Loss) from Investment
  Operations..............................          0.34           0.73        0.28        1.46       (0.32)       0.83
                                                --------       --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income...................         (0.29)         (0.59)      (0.61)      (0.63)      (0.54)      (0.51)
  In excess of net investment income......            --             --       (0.03)         --       (0.01)         **
  Net realized gains on investments.......            --             --          --          --       (0.02)      (0.14)
                                                --------       --------    --------    --------    --------    --------
    Total Dividends and Distributions.....         (0.29)         (0.59)      (0.64)      (0.63)      (0.57)      (0.65)
                                                --------       --------    --------    --------    --------    --------
Net change in net asset value.............          0.05           0.14       (0.36)       0.83       (0.89)       0.18
                                                --------       --------    --------    --------    --------    --------
Net asset value, end of period............      $   9.95       $   9.90    $   9.76    $  10.12    $   9.29    $  10.18
                                                ========       ========    ========    ========    ========    ========
Total return..............................          3.48%++        7.80%       3.01%      16.18%      (3.19%)      8.42%
Ratios/Supplemental Data:
Net Assets, end of period (000's).........      $765,402       $762,740    $769,395    $854,801    $977,865    $434,264
  Ratio of expenses to average net
    assets................................          0.76%+         0.75%       0.77%       0.77%       0.80%       0.85%
  Ratio of net investment income to
    average net assets....................          5.85%+         6.03%       6.18%       6.50%       6.03%       5.03%
  Ratio of expenses to average net
    assets*...............................          0.77%+         0.76%       0.78%        ***         ***         ***
  Ratio of net investment income to
    average net assets*...................          5.84%+         6.02%       6.17%        ***         ***         ***
  Portfolio turnover rate(1)..............            64%           114%        135%        166%        124%        126%

---------------

  + Annualized.

 ++ Not Annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

*** During the period, there were no waivers and/or reimbursements.

 (1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    INTERMEDIATE BOND FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                             FOR THE SIX
                                            MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                            JUNE 30, 1998    --------------------------------------------------------
                                             (UNAUDITED)       1997        1996        1995        1994        1993
                                            -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period....      $   9.93       $   9.78    $  10.14    $   9.32    $  10.19    $  10.03
                                              --------       --------    --------    --------    --------    --------
Income (Loss) from Investment
  Operations:
  Net investment income.................          0.27           0.57        0.58        0.61        0.57        0.47
  Net realized and unrealized gains
    (losses) on investments.............          0.05           0.15       (0.32)       0.82       (0.87)       0.34
                                              --------       --------    --------    --------    --------    --------
Total Income (Loss) from Investment
  Operations............................          0.32           0.72        0.26        1.43       (0.30)       0.81
                                              --------       --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.................         (0.27)         (0.57)      (0.57)      (0.61)      (0.54)      (0.46)
  In excess of net investment income....         (0.01)            --       (0.05)         --       (0.01)      (0.05)
  Net realized gains on investments.....            --             --          --          --       (0.02)      (0.14)
                                              --------       --------    --------    --------    --------    --------
    Total Dividends and Distributions...         (0.28)         (0.57)      (0.62)      (0.61)      (0.57)      (0.65)
                                              --------       --------    --------    --------    --------    --------
Net change in net asset value...........          0.04           0.15       (0.36)       0.82       (0.87)       0.16
                                              --------       --------    --------    --------    --------    --------
Net asset value, end of period..........      $   9.97       $   9.93    $   9.78    $  10.14    $   9.32    $  10.19
                                              ========       ========    ========    ========    ========    ========
Total return(1).........................          3.24%++        7.62%       2.76%      15.76%      (3.01%)      8.19%
Ratios/Supplemental Data:
Net Assets, end of period (000's).......      $ 10,019       $  6,972    $  7,327    $  6,862    $  9,196    $  4,966
  Ratio of expenses to average net
    assets..............................          1.01%+         1.00%       1.02%       1.01%       0.81%       1.13%
  Ratio of net investment income to
    average net assets..................          5.60%+         5.79%       5.92%       6.24%       5.94%       4.75%
  Ratio of expenses to average net
    assets*.............................          1.02%+         1.01%       1.03%        ***         ***         ***
  Ratio of net investment income to
    average net assets*.................          5.59%+         5.78%       5.91%        ***         ***         ***
  Portfolio turnover rate(2)............            64%           114%        135%        166%        124%        126%

---------------

  + Annualized.

 ++ Not Annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

*** During the period, there were no waivers and/or reimbursements.

 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    INCOME FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                 FOR THE
                                                               SIX MONTHS
                                                                  ENDED            YEAR ENDED DECEMBER 31,
                                                              JUNE 30, 1998    --------------------------------
                                                               (UNAUDITED)       1997        1996      1995(1)
                                                              -------------    --------    --------    --------
Net asset value, beginning of period........................    $  10.30       $  10.16    $  10.84    $  10.00
                                                                --------       --------    --------    --------
Income from Investment Operations:
  Net investment income.....................................        0.33           0.68        0.66        0.55
  Net realized and unrealized gains (losses) on
    investments.............................................        0.09           0.34       (0.56)       0.92
                                                                --------       --------    --------    --------
Total Income from Investment Operations.....................        0.42           1.02        0.10        1.47
                                                                --------       --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.....................................       (0.33)         (0.68)      (0.65)      (0.54)
  In excess of net investment income........................          --             --       (0.10)         --
  Net realized gains on investments.........................       (0.01)         (0.20)      (0.03)      (0.09)
                                                                --------       --------    --------    --------
    Total Dividends and Distributions.......................       (0.34)         (0.88)      (0.78)      (0.63)
                                                                --------       --------    --------    --------
Net change in net asset value...............................        0.08           0.14       (0.68)       0.84
                                                                --------       --------    --------    --------
Net asset value, end of period..............................    $  10.38       $  10.30    $  10.16    $  10.84
                                                                ========       ========    ========    ========
Total return................................................        4.14%++       10.55%       1.19%      15.05%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $249,546       $229,778    $240,060    $126,056
  Ratio of expenses to average net assets...................        0.82%+         0.82%       0.83%       0.91%+
  Ratio of net investment income to average net assets......        6.44%+         6.65%       6.57%       6.65%+
  Ratio of expenses to average net assets*..................        0.83%+         0.83%       0.83%         **
  Ratio of net investment income to average net assets*.....        6.43%+         6.64%       6.57%         **
  Portfolio turnover rate(2)................................          47%            84%        102%         50%

---------------

  +  Annualized.
 ++  Not Annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the period, there were no waivers and/or reimbursements.
(1)  The Institutional Class commenced operations on March 20,
     1995.
(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    INCOME FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                 FOR THE
                                                               SIX MONTHS
                                                                  ENDED           YEAR ENDED DECEMBER 31,
                                                              JUNE 30, 1998    -----------------------------
                                                               (UNAUDITED)      1997       1996      1995(1)
                                                              -------------    -------    -------    -------
Net asset value, beginning of period........................     $ 10.29       $ 10.16    $ 10.82    $ 10.00
                                                                 -------       -------    -------    -------
Income from Investment Operations:
  Net investment income.....................................        0.32          0.63       0.66       0.52
  Net realized and unrealized gains (losses) on
    investments.............................................        0.09          0.35      (0.56)      0.91
                                                                 -------       -------    -------    -------
Total Income from Investment Operations.....................        0.41          0.98       0.10       1.43
                                                                 -------       -------    -------    -------
Less Dividends and Distributions from:
  Net investment income.....................................       (0.30)        (0.65)     (0.64)     (0.52)
  In excess of net investment income........................       (0.02)           --      (0.09)        --
  Net realized gains on investments.........................       (0.01)        (0.20)     (0.03)     (0.09)
                                                                 -------       -------    -------    -------
    Total Dividends and Distributions.......................       (0.33)        (0.85)     (0.76)     (0.61)
                                                                 -------       -------    -------    -------
Net change in net asset value...............................        0.08          0.13      (0.66)      0.82
                                                                 -------       -------    -------    -------
Net asset value, end of period..............................     $ 10.37       $ 10.29    $ 10.16    $ 10.82
                                                                 =======       =======    =======    =======
Total return(2).............................................        4.02%++      10.19%      1.16%     14.63%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................     $ 9,283       $ 5,611    $ 2,722    $ 1,961
  Ratio of expenses to average net assets...................        1.07%+        1.07%      1.08%      1.14%+
  Ratio of net investment income to average net assets......        6.19%+        6.38%      6.31%      6.40%+
  Ratio of expenses to average net assets*..................        1.08%+        1.08%      1.08%        **
  Ratio of net investment income to average net assets*.....        6.18%+        6.37%      6.31%        **
  Portfolio turnover rate(3)................................          47%           84%       102%        50%

---------------

  +  Annualized.
 ++  Not Annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated. ** During the period, there were no waivers and/or reimbursements.
(1) The Investment Class date of initial public investment was March 22, 1995.
(2) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    LIMITED TERM TAX-FREE FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                              FOR THE
                                                            SIX MONTHS
                                                               ENDED                YEAR ENDED DECEMBER 31,
                                                           JUNE 30, 1998    ----------------------------------------
                                                            (UNAUDITED)      1997       1996       1995      1994(1)
                                                           -------------    -------    -------    -------    -------
Net asset value, beginning of period.....................     $ 10.19       $ 10.16    $ 10.22    $  9.80    $ 10.00
                                                              -------       -------    -------    -------    -------
Income (Loss) from Investment Operations:
  Net investment income..................................        0.19          0.40       0.39       0.39       0.13
  Net realized and unrealized gains (losses) on
    investments..........................................       (0.02)         0.08      (0.04)      0.42      (0.21)
                                                              -------       -------    -------    -------    -------
Total Income (Loss) from Investment Operations...........        0.17          0.48       0.35       0.81      (0.08)
                                                              -------       -------    -------    -------    -------
Less Dividends and Distributions from:
  Net investment income..................................       (0.19)        (0.40)     (0.40)     (0.39)     (0.12)
  In excess of net investment income.....................          --            --         **         --         --
  Net realized gains on investments......................          --         (0.05)     (0.01)        --         --
                                                              -------       -------    -------    -------    -------
    Total Dividends and Distributions....................       (0.19)        (0.45)     (0.41)     (0.39)     (0.12)
                                                              -------       -------    -------    -------    -------
Net change in net asset value............................       (0.02)         0.03      (0.06)      0.42      (0.20)
                                                              -------       -------    -------    -------    -------
Net asset value, end of period...........................     $ 10.17       $ 10.19    $ 10.16    $ 10.22    $  9.80
                                                              =======       =======    =======    =======    =======
Total return.............................................        1.72%++       4.78%      3.54%      8.43%     (0.77%)++
Ratios/Supplemental Data:
Net Assets, end of period (000's)........................     $37,205       $36,023    $41,472    $55,347    $43,497
  Ratio of expenses to average net assets................        0.75%+        0.76%      0.75%      0.69%      0.79%+
  Ratio of net investment income to average net assets...        3.85%+        3.86%      3.84%      3.87%      3.81%+
  Ratio of expenses to average net assets*...............        0.76%+        0.77%      0.75%      0.74%      0.96%+
  Ratio of net investment income to average net
    assets*..............................................        3.84%+        3.85%      3.84%      3.82%      3.64%+
  Portfolio turnover rate(2).............................          24%           29%        32%        51%        10%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  Amount is less than $0.005.
(1)  The Institutional Class commenced operations on September 1,
     1994.
(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    LIMITED TERM TAX-FREE FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                              FOR THE SIX
                                                             MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 1998    ---------------------------------------
                                                              (UNAUDITED)      1997       1996       1995     1994(1)
                                                             -------------    -------    -------    ------    -------
Net asset value, beginning of period.....................       $ 10.23       $ 10.20    $ 10.24    $ 9.81    $ 9.87
                                                                -------       -------    -------    ------    ------
Income from Investment Operations:
  Net investment income..................................          0.19          0.38       0.37      0.37      0.06
  Net realized and unrealized gains (losses) on
    investments..........................................         (0.02)         0.08      (0.02)     0.44     (0.06)
                                                                -------       -------    -------    ------    ------
Total Income from Investment Operations..................          0.17          0.46       0.35      0.81        --
                                                                -------       -------    -------    ------    ------
Less Dividends and Distributions from:
  Net investment income..................................         (0.19)        (0.38)     (0.35)    (0.38)    (0.06)
  In excess of net investment income.....................            --            --      (0.03)       --        --
  Net realized gains on investments......................            --         (0.05)     (0.01)       --        --
                                                                -------       -------    -------    ------    ------
    Total Dividends and Distributions....................         (0.19)        (0.43)     (0.39)    (0.38)    (0.06)
                                                                -------       -------    -------    ------    ------
Net change in net asset value............................         (0.02)         0.03      (0.04)     0.43     (0.06)
                                                                -------       -------    -------    ------    ------
Net asset value, end of period...........................       $ 10.21       $ 10.23    $ 10.20    $10.24    $ 9.81
                                                                =======       =======    =======    ======    ======
Total return(2)..........................................          1.63%++       4.61%      3.51%     8.40%     0.03%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)........................       $   292       $   474    $   106    $   54    $    7
  Ratio of expenses to average net assets................          0.90%+        0.93%      0.87%     0.84%     0.87%+
  Ratio of net investment income to average net assets...          3.70%+        3.67%      3.69%     3.69%     3.86%+
  Ratio of expenses to average net assets*...............          1.01%+        1.04%      0.97%     0.85%     0.98%+
  Ratio of net investment income to average net
    assets*..............................................          3.59%+        3.56%      3.59%     3.69%     3.75%+
  Portfolio turnover rate(3).............................            24%           29%        32%       51%       10%

---------------

 + Annualized.

++ Not Annualized.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(1) The Investment Class date of initial public investment was November 1, 1994.

(2) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

(3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    INTERMEDIATE TAX-FREE FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                               FOR THE SIX
                                              MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1998    --------------------------------------------------------
                                               (UNAUDITED)       1997        1996        1995        1994        1993
                                              -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period......      $  10.68       $  10.42    $  10.52    $   9.74    $  10.45    $  10.02
Income (Loss) from Investment Operations:
  Net investment income...................          0.23           0.45        0.44        0.45        0.40        0.37
  Net realized and unrealized gains
    (losses) on investments...............         (0.02)          0.26       (0.08)       0.79       (0.71)       0.47
                                                --------       --------    --------    --------    --------    --------
Total Income (Loss) from Investment
  Operations..............................          0.21           0.71        0.36        1.24       (0.31)       0.84
                                                --------       --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income...................         (0.23)         (0.45)      (0.46)      (0.45)      (0.39)      (0.36)
  In excess of net investment income......            --             --          **       (0.01)      (0.01)         --
  Net realized gains on investments.......            --             --          --          --          --       (0.05)
                                                --------       --------    --------    --------    --------    --------
    Total Dividends and Distributions.....         (0.23)         (0.45)      (0.46)      (0.46)      (0.40)      (0.41)
Net change in net asset value.............         (0.02)          0.26       (0.10)       0.78       (0.71)       0.43
                                                --------       --------    --------    --------    --------    --------
Net asset value, end of period............      $  10.66       $  10.68    $  10.42    $  10.52    $   9.74    $  10.45
                                                ========       ========    ========    ========    ========    ========
Total return..............................          1.84%++        7.07%       3.41%      12.90%      (3.00%)      8.51%
Ratios/Supplemental Data:
Net Assets, end of period (000's).........      $284,980       $275,641    $285,674    $283,733    $380,715    $135,862
  Ratio of expenses to average net
    assets................................          0.73%+         0.72%       0.73%       0.72%       0.78%       0.84%
  Ratio of net investment income to
    average net assets....................          4.28%+         4.31%       4.34%       4.39%       4.07%       3.62%
  Ratio of expenses to average net
    assets*...............................          0.74%+         0.73%       0.73%       0.72%       0.78%       0.84%
  Ratio of net investment income to
    average net assets*...................          4.27%+         4.30%       4.34%       4.39%       4.07%       3.62%
  Portfolio turnover rate(1)..............            12%            23%         35%          6%         36%         14%

---------------

 + Annualized.

++ Not Annualized.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Amount is less than $0.005.

(1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    INTERMEDIATE TAX-FREE FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                         FOR THE SIX
                                                        MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 1998    ----------------------------------------------
                                                         (UNAUDITED)      1997      1996      1995      1994      1993
                                                        -------------    ------    ------    ------    ------    ------
Net asset value, beginning of period................       $10.68        $10.42    $10.52    $ 9.74    $10.45    $10.04
                                                           ------        ------    ------    ------    ------    ------
Income (Loss) from Investment Operations:
  Net investment income.............................         0.21          0.43      0.42      0.42      0.40      0.36
  Net realized and unrealized gains (losses) on
    investments.....................................        (0.02)         0.26     (0.09)     0.79     (0.71)     0.46
                                                           ------        ------    ------    ------    ------    ------
Total Income (Loss) from Investment Operations......         0.19          0.69      0.33      1.21     (0.31)     0.82
                                                           ------        ------    ------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.............................        (0.21)        (0.43)    (0.41)    (0.42)    (0.39)    (0.33)
  In excess of net investment income................           --            --     (0.02)    (0.01)    (0.01)    (0.03)
  Net realized gains on investments.................           --            --        --        --        --     (0.05)
                                                           ------        ------    ------    ------    ------    ------
    Total Dividends and Distributions...............        (0.21)        (0.43)    (0.43)    (0.43)    (0.40)    (0.41)
                                                           ------        ------    ------    ------    ------    ------
Net change in net asset value.......................        (0.02)         0.26     (0.10)     0.78     (0.71)     0.41
                                                           ------        ------    ------    ------    ------    ------
Net asset value, end of period......................       $10.66        $10.68    $10.42    $10.52    $ 9.74    $10.45
                                                           ======        ======    ======    ======    ======    ======
Total return(1).....................................         1.80%++       6.80%     3.17%    12.66%    (3.03%)    8.29%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...................       $3,770        $3,534    $3,368    $3,807    $4,505    $3,307
  Ratio of expenses to average net assets...........         0.98%+        0.97%     0.98%     0.97%     0.79%     1.08%
  Ratio of net investment income to average net
    assets..........................................         4.03%+        4.06%     4.09%     4.13%     3.99%     3.44%
  Ratio of expenses to average net assets*..........         0.99%+        0.98%     0.98%     0.97%     0.79%     1.08%
  Ratio of net investment income to average net
    assets*.........................................         4.02%+        4.05%     4.09%     4.13%     3.99%     3.44%
  Portfolio turnover rate(2)........................           12%           23%       35%        6%       36%       14%

---------------

 + Annualized.

++ Not Annualized.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    TAX-FREE INCOME FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                 FOR THE
                                                               SIX MONTHS           YEAR ENDED DECEMBER 31,
                                                                  ENDED        ---------------------------------
                                                              JUNE 30, 1998      1997         1996      1995(1)
                                                              -------------    ---------    --------    --------
Net asset value, beginning of period........................    $  10.65       $   10.27    $  10.49    $  10.00
                                                                --------       ---------    --------    --------
Income from Investment Operations:
  Net investment income.....................................        0.23            0.45        0.46        0.36
  Net realized and unrealized gains (losses) on investments
    and futures contracts:..................................       (0.02)           0.41       (0.06)       0.49
                                                                --------       ---------    --------    --------
Total Income from Investment Operations.....................        0.21            0.86        0.40        0.85
                                                                --------       ---------    --------    --------
Less Dividends and Distributions from:
  Net investment income.....................................       (0.22)          (0.45)      (0.46)      (0.36)
  Net realized gains on investments and futures contracts...       (0.01)          (0.03)      (0.16)         --
                                                                --------       ---------    --------    --------
    Total Dividends and Distributions.......................       (0.23)          (0.48)      (0.62)      (0.36)
                                                                --------       ---------    --------    --------
  Net change in net asset value.............................       (0.02)           0.38       (0.22)       0.49
                                                                --------       ---------    --------    --------
  Net asset value, end of period............................    $  10.63       $   10.65    $  10.27    $  10.49
                                                                ========       =========    ========    ========
Total return................................................        2.01%++         8.59%       3.92%       8.64%++
Ratios/Supplemental Data:
  Net Assets, end of period (000's).........................    $125,280       $ 116,652    $109,948    $121,855
  Ratio of expenses to average net assets...................        0.78%+          0.79%       0.82%       0.73%+
  Ratio of net investment income to average net assets......        4.26%+          4.32%       4.38%       4.44%+
  Ratio of expenses to average net assets*..................        0.79%+          0.80%       0.82%       0.91%+
  Ratio of net investment income to average net assets*.....        4.25%+          4.31%       4.38%       4.26%+
  Portfolio turnover rate(2)................................          20%             16%         40%         10%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(1)  The Institutional Class commenced operations on March 20,
     1995.
(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    TAX-FREE INCOME FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                               FOR THE SIX
                                                              MONTHS ENDED       YEAR ENDED DECEMBER 31,
                                                              JUNE 30, 1998    ---------------------------
                                                               (UNAUDITED)      1997      1996     1995(1)
                                                              -------------    ------    ------    -------
Net asset value, beginning of period........................     $10.67        $10.29    $10.52    $10.00
                                                                 ------        ------    ------    ------
Income from Investment Operations:
  Net investment income.....................................       0.21          0.42      0.41      0.31
  Net realized and unrealized gains (losses) on investments
     and futures contracts:.................................      (0.01)         0.42     (0.05)     0.51
                                                                 ------        ------    ------    ------
Total Income from Investment Operations.....................       0.20          0.84      0.36      0.82
                                                                 ------        ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................      (0.20)        (0.42)    (0.43)    (0.30)
  In excess of net investment income........................      (0.01)        (0.01)       --        --
  Net realized gains on investments and futures contracts...         **         (0.03)    (0.12)       --
  In excess of net realized gains...........................      (0.01)           --     (0.04)       --
                                                                 ------        ------    ------    ------
Total Dividends and Distributions...........................      (0.22)        (0.46)    (0.59)    (0.30)
                                                                 ------        ------    ------    ------
Net change in net asset value...............................      (0.02)         0.38     (0.23)     0.52
                                                                 ------        ------    ------    ------
Net asset value, end of period..............................     $10.65        $10.67    $10.29    $10.52
                                                                 ======        ======    ======    ======
Total return(2).............................................       1.89%++       8.32%     3.53%     8.34%++
Ratios/Supplemental Data:
  Net Assets, end of period (000's).........................     $2,033        $1,712    $  936    $  529
  Ratio of expenses to average net assets...................       1.03%+        1.04%     1.07%     0.95%+
  Ratio of net investment income to average net assets......       4.01%+        4.05%     4.14%     4.25%+
  Ratio of expenses to average net assets*..................       1.04%+        1.05%     1.07%     1.17%+
  Ratio of net investment income to average net assets*.....       4.00%+        4.04%     4.14%     4.03%+
  Portfolio turnover rate(3)................................         20%           16%       40%       10%

---------------

  + Annualized.

 ++ Not annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) The Investment Class date of the initial public investment was March 31, 1995.

 (2) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    MICHIGAN MUNICIPAL BOND FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                              FOR THE SIX
                                             MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                             JUNE 30, 1998    -------------------------------------------------------
                                              (UNAUDITED)       1997        1996        1995        1994      1993(1)
                                             -------------    --------    --------    --------    --------    -------
Net asset value, beginning of period.....      $  10.21       $  10.08    $  10.12    $   9.72    $  10.06    $ 10.00
                                               --------       --------    --------    --------    --------    -------
Income from Investment Operations:
  Net investment income..................          0.20           0.41        0.39        0.39        0.37       0.23
  Net realized and unrealized gains
    (losses) on investments..............         (0.02)          0.13       (0.04)       0.39       (0.34)      0.07
                                               --------       --------    --------    --------    --------    -------
Total Income from Investment
  Operations.............................          0.18           0.54        0.35        0.78        0.03       0.30
                                               --------       --------    --------    --------    --------    -------
Less Dividends and Distributions from:
  Net investment income..................         (0.20)         (0.41)      (0.39)      (0.37)      (0.36)     (0.22)
  In excess of net investment income.....            --             --          --       (0.01)      (0.01)     (0.01)
  Net realized gains on investments......            --             --          --          --          --      (0.01)
  In excess of net realized gains........            --             --          --          --          --         **
                                               --------       --------    --------    --------    --------    -------
    Total Dividends and Distributions....         (0.20)         (0.41)      (0.39)      (0.38)      (0.37)     (0.24)
                                               --------       --------    --------    --------    --------    -------
Net change in net asset value............         (0.02)          0.13       (0.04)       0.40       (0.34)      0.06
                                               --------       --------    --------    --------    --------    -------
Net asset value, end of period...........      $  10.19       $  10.21    $  10.08    $  10.12    $   9.72    $ 10.06
                                               ========       ========    ========    ========    ========    =======
Total return.............................          1.82%++        5.52%       3.51%       8.20%       0.36%      3.06%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)........      $121,374       $111,735    $152,623    $185,466    $118,485    $74,647
  Ratio of expenses to average net
    assets...............................          0.69%+         0.69%       0.70%       0.69%       0.49%      0.24%+
  Ratio of net investment income to
    average net assets...................          4.02%+         4.04%       3.83%       3.81%       3.74%      3.34%+
  Ratio of expenses to average net
    assets*..............................          0.70%+         0.70%       0.70%       0.70%       0.74%      0.84%+
  Ratio of net investment income to
    average net assets*..................          4.01%+         4.03%       3.83%       3.80%       3.50%      2.74%+
  Portfolio turnover rate(2).............            25%            13%         24%         42%         27%        10%

---------------

  + Annualized.

 ++ Not annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) The Institutional Class commenced operations on May 3, 1993.
 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    MICHIGAN MUNICIPAL BOND FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                             FOR THE SIX
                                            MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                            JUNE 30, 1998    --------------------------------------------------------
                                             (UNAUDITED)       1997        1996        1995        1994      1993(1)
                                            -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period....      $  10.20       $  10.07    $  10.11    $   9.72    $  10.08    $  10.02
                                              --------       --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.................          0.20           0.39        0.38        0.37        0.35        0.21
  Net realized and unrealized gains
    (losses) on investments.............         (0.02)          0.14       (0.05)       0.40       (0.34)       0.07
                                              --------       --------    --------    --------    --------    --------
Total Income from Investment
  Operations............................          0.18           0.53        0.33        0.77        0.01        0.28
                                              --------       --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.................         (0.19)         (0.40)      (0.35)      (0.37)      (0.34)      (0.21)
  In excess of net investment income....         (0.01)            --       (0.02)      (0.01)      (0.03)         **
  Net realized gains on investments.....            --             --          --          --          --       (0.01)
                                              --------       --------    --------    --------    --------    --------
    Total Dividends and Distributions...         (0.20)         (0.40)      (0.37)      (0.38)      (0.37)      (0.22)
                                              --------       --------    --------    --------    --------    --------
Net change in net asset value...........         (0.02)          0.13       (0.04)       0.39       (0.36)       0.06
                                              --------       --------    --------    --------    --------    --------
Net asset value, end of period..........      $  10.18       $  10.20    $  10.07    $  10.11    $   9.72    $  10.08
                                              ========       ========    ========    ========    ========    ========
Total return(2).........................          1.75%++        5.38%       3.36%       8.01%       0.16%       2.85%++
Ratios/Supplemental Data:
Net Assets, end of period (000's).......      $  4,676       $  4,413    $  2,422    $  1,900    $  1,980    $    283
  Ratio of expenses to average net
    assets..............................          0.84%+         0.84%       0.85%       0.83%       0.49%       0.25%+
  Ratio of net investment income to
    average net assets..................          3.87%+         3.88%       3.68%       3.68%       3.80%       3.43%+
  Ratio of expenses to average net
    assets*.............................          0.95%+         0.95%       0.95%       0.85%       0.68%       1.08%+
  Ratio of net investment income to
    average net assets*.................          3.76%+         3.77%       3.58%       3.67%       3.61%       2.60%+
  Portfolio turnover rate(3)............            25%            13%         24%         42%         27%         10%

---------------

 + Annualized.

++ Not annualized.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Amount is less than $0.005.

(1) The Investment Class date of initial public investment was May 11, 1993.

(2) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

(3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements

The Kent Funds
                                    MONEY MARKET FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                             FOR THE SIX
                                            MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                            JUNE 30, 1998    --------------------------------------------------------
                                             (UNAUDITED)       1997        1996        1995        1994        1993
                                            -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period....      $  1.000       $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                              --------       --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.................         0.025          0.051       0.050       0.050       0.040       0.030
                                              --------       --------    --------    --------    --------    --------
Less Dividends from:
  Net investment income.................        (0.025)        (0.051)     (0.050)     (0.050)     (0.040)     (0.030)
                                              --------       --------    --------    --------    --------    --------
Net change in net asset value...........            --             --          --          --          --          --
                                              --------       --------    --------    --------    --------    --------
Net asset value, end of period..........      $  1.000       $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                              ========       ========    ========    ========    ========    ========
Total return............................          2.56%++        5.23%       5.06%       5.58%       3.75%       2.68%
Ratios/Supplemental Data:
Net Assets, end of period (000's).......      $512,831       $474,378    $483,919    $424,815    $323,539    $359,624
  Ratio of expenses to average net
    assets..............................          0.55%+         0.52%       0.52%       0.55%       0.60%       0.60%
  Ratio of net investment income to
    average net assets..................          5.10%+         5.11%       4.95%       5.45%       3.65%       2.65%
  Ratio of expenses to average net
    assets*.............................          0.63%+         0.62%       0.62%       0.63%       0.65%       0.68%
  Ratio of net investment income to
    average net assets*.................          5.02%+         5.01%       4.85%       5.37%       3.59%       2.57%

---------------

 + Annualized.

++ Not annualized.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements

The Kent Funds
                                    MONEY MARKET FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                               FOR THE SIX
                                              MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1998    --------------------------------------------------------
                                               (UNAUDITED)       1997        1996        1995        1994        1993
                                              -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period......      $  1.000       $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                --------       --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income...................         0.025          0.051       0.050       0.050       0.040       0.030
                                                --------       --------    --------    --------    --------    --------
Less Dividends from:
  Net investment income...................        (0.025)        (0.051)     (0.050)     (0.050)     (0.040)     (0.030)
                                                --------       --------    --------    --------    --------    --------
Net change in net asset value.............            --             --          --          --          --          --
                                                --------       --------    --------    --------    --------    --------
Net asset value, end of period............      $  1.000       $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                ========       ========    ========    ========    ========    ========
Total return..............................          2.56%++        5.23%       5.06%       5.56%       3.71%       2.67%
Ratios/Supplemental Data:
Net Assets, end of period (000's).........      $  2,890       $  1,179    $    804    $  1,227    $    369    $    593
  Ratio of expenses to average net
    assets................................          0.55%+         0.52%       0.52%       0.55%       0.63%       0.63%
  Ratio of net investment income to
    average net assets....................          5.10%+         5.11%       4.94%       5.41%       3.58%       2.63%
  Ratio of expenses to average net
    assets*...............................          0.63%+         0.62%       0.62%       0.62%       0.68%       4.49%
  Ratio of net investment income (loss) to
    average net assets*...................          5.02%+         5.01%       4.84%       5.33%       3.53%      (1.24%)

---------------

 + Annualized.

++ Not annualized.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements

The Kent Funds
                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                              FOR THE SIX
                                             MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                             JUNE 30, 1998    --------------------------------------------------------
                                              (UNAUDITED)       1997        1996        1995        1994        1993
                                             -------------    --------    --------    --------    --------    --------
Net asset value, beginning of period.......    $  1.000       $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                               --------       --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income....................       0.015          0.033       0.030       0.030       0.020       0.020
                                               --------       --------    --------    --------    --------    --------
Less Dividends from:
  Net investment income....................      (0.015)        (0.033)     (0.030)     (0.030)     (0.020)     (0.020)
                                               --------       --------    --------    --------    --------    --------
Net change in net asset value..............          --             --          --          --          --          --
                                               --------       --------    --------    --------    --------    --------
Net asset value, end of period.............    $  1.000       $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                               ========       ========    ========    ========    ========    ========
Total return...............................        1.55%++        3.31%       3.11%       3.50%       2.40%       2.00%
Ratios/Supplemental Data:
Net Assets, end of period (000's)..........    $295,971       $211,682    $155,424    $145,215    $128,164    $183,366
  Ratio of expenses to average net
    assets.................................        0.54%+         0.52%       0.54%       0.56%       0.60%       0.60%
  Ratio of net investment income to average
    net assets.............................        3.09%+         3.27%       3.06%       3.45%       2.33%       1.96%
  Ratio of expenses to average net
    assets*................................        0.63%+         0.63%       0.64%       0.65%       0.70%       0.69%
  Ratio of net investment income to average
    net assets*............................        3.00%+         3.16%       2.96%       3.36%       2.23%       1.87%

---------------

+  Annualized.
++ Not annualized.
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements

The Kent Funds
                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                      FOR THE SIX
                                                        MONTHS
                                                         ENDED                   YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 1998    ----------------------------------------------
                                                      (UNAUDITED)      1997      1996      1995      1994      1993
                                                     -------------    ------    ------    ------    ------    ------
Net asset value, beginning of period...............  $       1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                                                     -------------    ------    ------    ------    ------    ------
Income from Investment Operations:
  Net investment income............................          0.015     0.033     0.030     0.030     0.020     0.020
                                                     -------------    ------    ------    ------    ------    ------
Less Dividends from:
  Net investment income............................         (0.015)   (0.033)   (0.030)   (0.030)   (0.020)   (0.020)
                                                     -------------    ------    ------    ------    ------    ------
Net change in net asset value......................             --        --        --        --        --        --
Net asset value, end of period.....................  $       1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                                                     =============    ======    ======    ======    ======    ======
Total return.......................................           1.55%++   3.31%     3.11%     3.48%     2.38%     1.98%
Ratios/Supplemental Data:
Net Assets, end of period (000's)..................  $         389    $  289    $  782     1,603       379       149
  Ratio of expenses to average net assets..........           0.54%+    0.52%     0.54%     0.54%     0.63%     0.63%
  Ratio of net investment income to average net
    assets.........................................           3.09%+    3.22%     3.06%     3.48%     2.47%     2.01%
  Ratio of expenses to average net assets *........           0.63%+    0.63%     0.64%     0.62%     0.73%     3.77%
  Ratio of net investment income (loss) to average
    net assets *...................................           3.00%+    3.11%     2.96%     3.39%     2.37%    (1.13)%

---------------

+  Annualized.

++ Not annualized.

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements

The Kent Funds
                                    GOVERNMENT MONEY MARKET
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                               FOR THE SIX        PERIOD
                                                              MONTHS ENDED        ENDED
                                                              JUNE 30, 1998    DECEMBER 31,
                                                               (UNAUDITED)       1997(1)
                                                              -------------    ------------
Net asset value, beginning of period........................     $ 1.000         $ 1.000
                                                                 -------         -------
Income from Investment Operations:
  Net investment income.....................................       0.026           0.031
                                                                 -------         -------
Less Dividends from:
  Net investment income.....................................      (0.026)         (0.031)
                                                                 -------         -------
Net change in net asset value...............................          --              --
                                                                 -------         -------
Net asset value, end of period..............................     $ 1.000         $ 1.000
                                                                 =======         =======
Total return................................................        2.58%++         3.10%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................     $98,759         $94,624
  Ratio of expenses to average net assets...................        0.37%+          0.35%+
  Ratio of net investment income to average net assets......        5.16%+          5.23%+
  Ratio of expenses to average net assets*..................        0.68%+          0.50%+
  Ratio of net investment income to average net assets*.....        4.85%+          5.08%+

---------------

  + Annualized.

 ++ Not annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (1) The Fund commenced operations June 2, 1997.

                       See Notes to Financial Statements

The Kent Funds
                                    GOVERNMENT MONEY MARKET
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                               FOR THE SIX        PERIOD
                                                              MONTHS ENDED        ENDED
                                                              JUNE 30, 1998    DECEMBER 31,
                                                               (UNAUDITED)       1997(1)
                                                              -------------    ------------
Net asset value, beginning of period........................     $ 1.000         $ 1.000
                                                                 -------         -------
Income from Investment Operations:
  Net investment income.....................................       0.026           0.030
                                                                 -------         -------
Less Dividends from:
  Net investment income.....................................      (0.026)         (0.030)
                                                                 -------         -------
Net change in net asset value...............................          --              --
                                                                 -------         -------
Net asset value, end of period..............................     $ 1.000         $ 1.000
                                                                 =======         =======
Total return................................................        2.58%++         3.06%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................     $    34         $     2
  Ratio of expenses to average net assets...................        0.37%+          0.43%+
  Ratio of net investment income to average net assets......        5.16%+          5.17%+
  Ratio of expenses to average net assets*..................        0.68%+          0.57%+
  Ratio of net investment income to average net assets*.....        4.85%+          5.03%+

---------------

  + Annualized.

 ++ Not annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (1) The Fund commenced operations June 2, 1997.

                       See Notes to Financial Statements